[GRAPHIC]
WRL SERIES FUND, INC.
Semi-Annual Report   June 30, 2000




August 2000
ACC00001-8/00

Table of Contents

WRL SERIES FUND, INC.
 Chairman's Letter ...........................................................      3

                                                                    Portfolio      Schedule
                                                                    Manager's         of
                                                                    Commentary   Investments
                                                                    ----------   -----------
 Portfolio:
 ----------
  WRL J.P. Morgan Money Market ....................................      4            56
  WRL AEGON Bond ..................................................      6            58
  WRL Janus Growth ................................................      8            60
  WRL Janus Global ................................................     10            62
  WRL LKCM Strategic Total Return .................................     12            65
  WRL VKAM Emerging Growth ........................................     14            68
  WRL Alger Aggressive Growth .....................................     16            71
  WRL AEGON Balanced ..............................................     18            73
  WRL Federated Growth & Income ...................................     20            75
  WRL Dean Asset Allocation .......................................     22            77
  WRL C.A.S.E. Growth .............................................     24            79
  WRL NWQ Value Equity ............................................     26            81
  WRL GE International Equity (formerly WRL GE/Scottish Equitable
   International Equity) ..........................................     28            83
  WRL GE U.S. Equity ..............................................     30            86
  WRL Third Avenue Value ..........................................     32            89
  WRL J.P. Morgan Real Estate Securities ..........................     34            91
  WRL Goldman Sachs Growth ........................................     36            92
  WRL Goldman Sachs Small Cap .....................................     38            95
  WRL T. Rowe Price Dividend Growth ...............................     40           104
  WRL T. Rowe Price Small Cap .....................................     42           107
  WRL Salomon All Cap .............................................     44           114
  WRL Pilgrim Baxter Mid Cap Growth ...............................     46           117
  WRL Dreyfus Mid Cap .............................................     48           119
  WRL Value Line Aggressive Growth ................................     50           123
  WRL Great Companies - America(SM) ...............................     52           125
  WRL Great Companies - Technology(SM) ............................     54           126
 Statements of Assets and Liabilities ........................................       127
 Statements of Operations ....................................................       133
 Statements of Changes in Net Assets .........................................       139
 Financial Highlights ........................................................       148
 Notes to the Financial Statements ...........................................       159

--------------------------------------------------------------------------------
The portfolios of the WRL Series Fund, Inc. are made available through variable life insurance, variable annuity, and group annuity products. The availability of certain portfolios may vary from product to product.
--------------------------------------------------------------------------------


                                                   2000 Semi-Annual Report  |  1

Fellow Contract and Policy Owners:

Reality Check.

It's easy now to say things had gone a bit too far a bit too fast. Valuations in the dot-coms were preposterous. Levels of margin debt were outrageous. Speculation in the IPO market was rampant. Returns were unsustainable. It's easy now to say we had all the pins we needed to pop a speculative bubble.

[GRAPHIC]
John R. Kenney
Chairman of the Board

In other words, we should have seen the nasty correction of spring coming. Truth be known, though, few of us (if any) did. That's because we tend to lose short-term perspective as we move towards the far end of the risk curve--things like greed, optimism, and the fear of being left out blind us to danger. Both the bubble and the pin, then, become apparent only after the fact.

[GRAPHIC]
Patrick S. Baird
President

This time, it's probably safe to say we were all caught up in the hi-tech boom. But who could blame us? Technology--so magnificently symbolized by the Internet--is a shiny new toy, and it can do all sorts of amazing things. In a remarkably short period of time, online stores, instant messages, search engines, and a dozen other convenient technologies have become indispensable to everyday life. Just try to imagine home or work now without e-mail. In one industry after another, increasingly powerful computer chips are turning the economic assumptions of the Industrial Age on their head. That the market struggles to set fair prices for the "new economy" really should surprise no one.

For the portfolio managers of the WRL Series Fund, Inc., this huge shift in economic reality has been both challenging and exciting. We urge you to examine their individual comments contained in this Report. Understanding how these experts dealt with this complex market can only make it easier for you to stick to your own investment strategy. We encourage you, too, to sit down with your financial advisor and revisit your plans for diversification and asset allocation. Discipline comes hard in periods of extreme, but it's the exercise that separates investors from speculators.

While there's no way to predict with any assurance how the market will act over the near term, we're of a mind to think that stocks of great companies are poised to resume their upward track. Healthy corporate earnings, a strong economy, low inflation, and improvements in productivity provide a solid backdrop for the financial markets. Throughout it all, your personal success will require a solid investment plan on your part and well-managed products on ours. Though your task of financial planning may never have been more formidable, your potential for reward may never have been more remarkable. We appreciate the opportunity to help you achieve it.

Discipline comes hard in periods of extreme, but it's the exercise that separates investors from speculators.


Sincerely yours,

/s/ John R. Kenney
------------------
JOHN R. KENNEY
Chairman of the Board


                                                   2000 Semi-Annual Report  |  3

WRL J.P. Morgan Money Market
For the period ended June 30, 2000
 ...seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

[GRAPHIC]
Market Environment
Amidst the Federal Reserve Board's ("Fed") efforts to slow the economy and the Treasury's buyback program of longer-dated securities, the Treasury curve flattened dramatically this period. Spreads on non-Treasury sectors came under pressure on the widening gap between Treasury and corporate supply. Additional pressure on spreads came in the form of aggressive borrowing spurred on by productivity growth, putting upward pressure on borrowing rates at the same time Treasury yields were falling.

Late in the period, the Fed responded to strong economic data with a 50 basis point rate hike at the May FOMC meeting. Spreads did rally briefly afterward, but retreated on a month of record investment-grade supply in June. The Treasury curve, meanwhile, "dis-inverted" in response to May's rate hike, and the two-year note is now trading through the fed fund's target of 6.5 %. The environment for spread product has also improved as market sentiment suggests the Fed is on hold for the near term.

[GRAPHIC]
Strategy Review
Average maturity for WRL J.P. Money Market right now is 54 days. Throughout the period, we maintained the barbell construction of the portfolio--significant portion of assets are invested in short-dated securities while we look to opportunistically purchase longer maturities on price declines. The significant concentration in floating rate notes and allocation to asset-backed commercial paper directly attributed to the excellent performance of the portfolio. Our highest probability scenario for the U.S. economy offers a three-month outlook on fed funds of 6.75 %. We also feel that the recent slowdown is not a temporary event and that the tightening in credit conditions will continue to restrain economic activity. Inflation appears contained and corporate earnings can be expected to wane under these conditions. As such, we will continue to look to add to our asset-backed holdings and modestly extend the weighted average maturity of the portfolio as we believe economic data will continue to point to a soft landing for the U.S. economy.


/s/ John T. Donohue       /s/ Mark Settles
-------------------       ----------------
    John T. Donohue           Mark Settles

      WRL J.P. Morgan Money Market
         Co-Portfolio Managers



The views expressed in this commentary on WRL J.P. Morgan Money Market reflect those of the portfolio managers through the period ended June 30, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

4  |  WRL Series Fund, Inc.

                                                                       [GRAPHIC]
                                                                    [J.P. MORGAN
                                                                INVESTMENT LOGO]

Portfolio Composition 6/30/00

[PIE CHART APPEARS HERE]
Other                           0.42%

Certificates of Deposits       19.23%

Commercial Paper               26.93%

Short Term Obligations         53.42%



Maturity Composition 6/30/00
(all amounts in thousands)

[BAR CHART APPEARS HERE]
40,667
41,307
12,363
60,134
49,989
28,500
     0

-------------------------------------------------------
Five Largest Holdings (% of Net Assets)
Diageo PLC              6.82%  08/24/2000      4.70%

Bank of Scotland
Treasury - 144A         6.83%  03/05/2001      4.27%

HD Real Estate Funding
Corp. - 144A            6.80%  11/21/2000      4.16%

Deutsche Bank AG - NY   6.19%  12/01/2000      4.06%

UBS AG                  6.24%  12/04/2000      3.63%
-------------------------------------------------------

The significant concentration in floating rate notes directly attributed to the excellent performance of the portfolio.

 This material must be preceded or accompanied by the Funds current prospectus. Past performance does not guarantee future results. An investment in WRL J.P.
  Morgan Money Market is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

                                                   2000 Semi-Annual Report  |  5

WRL AEGON Bond
For the period ended June 30, 2000
 ...seeks the highest possible current income within the confines of the primary goal of ensuring protection of capital.

[GRAPHIC]
Market Environment
The Treasury yield curve spent most of the first half of 2000 in an inverted condition, although the magnitude of the three-year to 10-year relationship lightened somewhat in the second quarter. An ongoing Treasury buyback program coupled with three Federal Reserve Board ("Fed") tightenings contributed to the inversion. Treasuries across the curve rallied for most of the six months, though the long end stabilized during the second quarter. Fed activity has been the focus of the market just about all year. Corporate spreads continued to widen, reaching levels that normally occur only in a recessionary economy. This widening worked to offset the Treasury rally when considering absolute corporate bond yields. June finally provided a slight relief to the trend.

[GRAPHIC]
Performance
For the six months ended June 30, 2000, the portfolio posted a total return of
3.58 %, slightly lagging its benchmark, the Lehman Brothers Government/Credit Index, which returned 4.18 %. The portfolio's overweighted position in spread product (mostly corporate bonds) is to blame for most of the underperformance. As spreads widened, security selection and curve positioning efforts were not enough to overcome the general decline in spread sector market values.

[GRAPHIC]
Strategy Review
The performance of the portfolio reflects our overweighting of spread sectors in an environment where corporate bond spreads widened while Treasuries rallied. In addition to general market conditions, one of our corporate credit holdings suffered during the year and was a significant drag on total return. Our view of the bond market migrated from neutral-negative during the first quarter to simply neutral as many of the economic indicators suggested the economy was cooling. This movement away from a neutral-negative outlook caused us to maintain the credit overweighting. The current economic cycle with its long slow peak proved we were a bit ambitious when taking on the additional credit risk.

[GRAPHIC]
Outlook
With economic indicators beginning to show some slowing and market sentiment leaning to the bullish side, the portfolio will maintain the overweighting in credit. We are neutral though, not positive, and a further overweight is seen as too aggressive at this time. Despite the general cooling signals, the committee is concerned with the labor market tightness and the pressure that it must cause on inflation. Economic releases are currently driving Fed sentiment and the direction of the bond market. Further Fed tightening is uncertain and a neutral Fed would help correct the inversion in the yield curve. Monitoring of these factors will be crucial for the portfolio in this uncertain market environment.

The remainder of the year will likely see WRL AEGON Bond structured to take advantage of yield curve shape changes and spread movement between corporate sectors. We'll be constantly monitoring our allocations based on the direction of the bond market and Treasury yield curve.

/s/ Clifford A. Sheets     /s/ David R. Halfpap
----------------------     --------------------
    CLIFFORD A. SHEETS         DAVID R. HALFPAP

                  WRL AEGON Bond
               Co-Portfolio Managers



The views expressed in this commentary on WRL AEGON Bond reflect those of the portfolio managers through the period ended June 30, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

6  |  WRL Series Fund, Inc.

                                                                       [GRAPHIC]
                                                                   [AEGON* LOGO]

  Comparison of change in value of $10,000 investment in WRL Series Fund, Inc.
      WRL AEGON Bond and the Lehman Brothers Government/Credit Bond Index

            Portfolio Average Annual Total Return
        ----------------------------------------------
        1 Year   5 Years    10 Years   From Inception*
        ------   -------    --------   ---------------
        3.22 %    5.23 %      7.53 %        7.05 %


[GRAPHIC]
WRL AEGON Bond       $25,502

[GRAPHIC]
LB Gov't. Credit      $28,224


[BAR CHART APPEARS HERE]

1989  1990  1991  1992  1993  1994  1995  1996  1997  1998  1999  6/30/00
PLEASE FILL IN PLOT POINTS

The current economic cycle with its long slow peak proved we were a bit ambitious when taking on the additional credit risk.

* Inception 10/02/1986

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

-------------------------------------------------------
Five Largest Holdings (% of Net Assets)

U.S. Treasury Bond      6.50 %    11/15/2026     7.84 %

U.S. Treasury Bond      7.25 %    05/15/2016     4.14 %

U.S. Treasury Bond      6.25 %    08/15/2023     3.78 %

Federal Home
Loan Bank               5.50 %    08/13/2001     3.70 %

Fannie Mae              5.25 %    01/15/2003     3.62 %
-------------------------------------------------------

                              Fixed Income Matrix
                      Maturity             Short Intermediate Long
[GRAPHIC]

Fixed Income Matrix

Intermediate Term: Average duration equal to or greater than 3.5 years, but less than or equal to 6 years.

High Quality: Average credit rating equal to or greater than AA.


 This material must be preceded or accompanied by the Funds current prospectus.

                                                   2000 Semi-Annual Report  |  7

WRL Janus Growth
For the period ended June 30, 2000
 ...seeks growth of capital.

[GRAPHIC]
Market Environment
Volatility proved to be the watchword for the first half of 2000. True to form, the extreme fluctuations that defined the period were the result of uncertainty over the direction of interest rates. Although the Federal Reserve Board ("Fed") boosted rates three times, investors feared further hikes as the economy continued to power ahead. In June, however, investors breathed a sigh of relief after a handful of government reports suggested the record-breaking economic expansion was losing steam. But Fed policymakers were not as easily convinced. Although they passed on raising rates for a fourth time, they also warned that signs of a slowdown were tentative and preliminary at best. In the end, all major market indexes languished in negative territory for the year, with the technology-heavy NASDAQ Composite Index suffering the biggest losses.

[GRAPHIC]
Performance
Shrugging off this volatility as merely background noise, the portfolio focused on companies with dominant market franchises, superior management teams and solid earnings growth. For the six months ended June 30, 2000, WRL Janus Growth produced a total return of (1.96)%. The Standard and Poor's Index of 500 Common Stocks, by comparison, returned (0.42)% for the same period.

[GRAPHIC]
Strategy Review
Leading semiconductor maker Xilinx Inc. was a standout for the portfolio this period. Xilinx Inc. makes complex programmable logic chips, which are integrated circuits that customers can program to perform specific functions in electronic devices such as computer workstations and cellular radio base stations. The company recently introduced two new product families for communications, networking, video and image processing, and other applications requiring a large amount of bandwidth. Acceptance of these highly specialized chips has been nothing short of phenomenal, enabling Xilinx Inc. to expand into new and larger markets. With all of these positive factors in its favor, we expect that Xilinx Inc. will continue to be a strong performer for us.

Despite a tailspin in technology stocks, e-commerce transactions company BEA Systems, Inc. was a winner. BEA Systems, Inc. products allow businesses with older mainframe computer systems to build reliable e-commerce infrastructures utilizing their existing equipment. What's more, some of the world's most innovative companies rely on BEA Systems, Inc. flagship TUXEDO software to help them process millions of transactions daily. As the company pursues its strategy of developing proprietary leading-edge software and expanding its product line through acquisitions, we believe BEA Systems, Inc. will keep producing solid results.

Working against us was top software maker Microsoft Corporation, whose shares suffered a free fall as it became apparent that the federal court adjudicating the U.S. Department of Justice's antitrust case against the software giant was leaning toward breaking up the company. Additionally, leading e-tailer Amazon.Com, Inc's. stock price tumbled after a Wall Street analyst's negative assessment of the company's credit quality and cash reserves. Nevertheless, we elected to maintain the positions as we monitor both situations closely.

[GRAPHIC]
Outlook
From here, we expect the recent market volatility to be the rule rather than the exception. That being the case, our long-term investment strategy is to closely align the portfolio with what we view as the leaders in a number of forward-thinking industries, thereby enabling us to weather the ups and downs of the market successfully.

/s/ Edward Keely
----------------
EDWARD KEELY
WRL Janus Growth
Portfolio Manager

The views expressed in this commentary on WRL Janus Growth reflect those of the portfolio manager through the period ended June 30, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

8  |  WRL Series Fund, Inc.

                                                                       [GRAPHIC]
                                                                    [JANUS LOGO]


Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL Janus Growth and the Standard and Poor's Index of 500 Common Stocks

            Portfolio Average Annual Total Return
       --------------------------------------------------
        1 Year    5 Years   10 Years    From Inception*
       --------------------------------------------------
        30.76 %   33.56 %    22.05 %        22.37 %

[GRAPHIC]
WRL Janus Growth     $ 160,331

[GRAPHIC]
S&P 500              $  90,401

[BAR CHART APPEARS HERE]

1989  1990  1991  1992  1993  1994  1995  1996  1997  1998  1999  6/30/00
PLEASE FILL IN PLOT POINTS

We expect the recent market volatility to be the rule rather than the exception.

* Inception 10/02/1986

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

-----------------------------------------------
Five Largest Holdings (% of Net Assets)
Nokia Oyj - ADR                         8.83 %
Cisco Systems, Inc.                     6.69 %
General Electric Company                5.68 %
America Online, Inc.                    4.62 %
Time Warner Inc.                        3.71 %
-----------------------------------------------

-----------------------------------------------
Five Largest Industries (% of Net Assets)
Computer & Data Processing Services    17.10 %
Communications Equipment               12.67 %
Electronic Components & Accessories     9.80 %
Computer & Office Equipment             9.46 %
Telecommunications                      9.17 %
-----------------------------------------------

Equity Matrix
Investment Style
[GRAPHIC]

Equity Matrix

Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus.

                                                   2000 Semi-Annual Report  |  9

WRL Janus Global
For the period ended June 30, 2000
 ...seeks long-term growth of capital in a manner consistent with the preservation of capital.

[GRAPHIC]
Market Environment
Judging by our modest gains, the environment for global equities proved increasingly challenging. In the U.S., growing inflation concerns prompted the Federal Reserve Board to raise short-term interest rates on three separate occasions. Although the effects of monetary tightening were slow in coming, signs of an economic pullback appeared late in the period. Elsewhere, European markets struggled with uneven economic growth and weakness in the euro. Meanwhile, the emerging markets of Asia and Latin America fared better, bolstered by improving economic fundamentals. In contrast, Japanese equities, particularly technology and telecommunications stocks, were pressured by a growing budget deficit and lackluster economy.

As a result, what was a volatile market to begin with intensified dramatically. During the first half of the period demand for technology, telecommunications, and other new economy stocks drove a number of indexes to all-time highs. Beginning in March, a broad market sell-off took hold, brought on largely by profit taking in valuation-stretched technology issues. Investors then redirected their attention to old economy companies believed to be embracing so-called new economy technology and methodology, at times signaling a shift in market leadership. In reality, though, the markets seemed to have no clear direction, experiencing abrupt swings on an almost daily basis.

[GRAPHIC]
Performance
Against this backdrop, WRL Janus Global produced a total return of 1.75 % for the six months ended June 30, 2000. By comparison, the portfolio's benchmark, the Morgan Stanley Capital International World Index returned (2.41)% for the same period.

[GRAPHIC]
Strategy Review
Macroeconomic and market events aside, we stood by our strategy of identifying individual companies that combine dominant franchises, compelling products and services, and visionary management. In particular, we continued to pursue opportunities with the potential to transcend short-term fluctuations, such as Internet security. As the Internet becomes more of a marketing and procurement tool in the business-to-business space, safeguarding communications and e-commerce transactions takes on even greater importance. Israel's Check Point Software Technologies, Ltd., which has assumed a first-mover advantage in firewall software, recently announced the introduction of new systems that secure a number of integrated applications from one central location. Superior fundamentals pushed Check Point Software Technologies, Ltd. substantially higher during the period despite the dramatic declines of many Internet-related companies.

The rapid growth of the Internet is also driving demand for data storage. U.S.-based EMC Corporation, the leader in high-end computer storage software, benefited from its new line of network-attached storage systems aimed at the middle market. EMC Corporation's technological edge is impressive and has resulted in substantial pricing power over its competition.

These successes notwithstanding, market volatility took its toll on several of our holdings. Japanese telecom giant NTT DoCoMo, Inc. declined even as its wireless Internet service experienced rapid growth. Sony Corporation, the Japanese consumer electronics bellwether, fell significantly despite its dominance in the popular video-game console business. Our research reflects improving fundamentals, though, and we have maintained both positions.

[GRAPHIC]
Outlook
We remain optimistic regarding the future of the global economy. Prospects for Asia and emerging markets appear considerably brighter. In the near term, however, lingering economic uncertainty will likely lead to further volatility. Therefore, we will stay focused on the fundamentals of individual companies, carefully watching valuation levels and investing in businesses we believe can generate strong results in any economic environment.

/s/ Helen Young Hayes     /s/ Laurence Chang
---------------------     ------------------
    HELEN YOUNG HAYES         LAURENCE CHANG

                WRL Janus Global
             Co-Portfolio Managers


The views expressed in this commentary on WRL Janus Global reflect those of the portfolio managers through the period ended June 30, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

10  |  WRL Series Fund, Inc.

                                                                       [GRAPHIC]
                                                                    [JANUS LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL Janus Global and the Morgan Stanley Capital International World Index

            Portfolio Average Annual Total Return
      -------------------------------------------------
        1 Year    5 Years   10 Years    From Inception
      -------------------------------------------------
        52.85 %    31.18 %     N/A          26.16 %

[GRAPHIC]
WRL Janus Global     $ 58,136

[GRAPHIC]
MS Intl. World       $ 32,160

[BAR CHART APPEARS HERE]

12/3/92*  1992  1993  1994  1995  1996  1997  1998  1999  6/30/00
PLEASE FILL IN PLOT POINTS

We continued to pursue opportunities with the potential to transcend short-term fluctuations.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

------------------------------------------------
Five Largest Holdings (% of Net Assets)
China Mobile (Hong Kong)
Limited - ADR                           5.02 %
Cisco Systems, Inc.                     4.57 %
NTT DoCoMo, Inc.                        3.89 %
Vodafone Airtouch PLC                   3.86 %
Nokia Oyj                               3.55 %
------------------------------------------------

------------------------------------------------
Five Largest Industries (% of Net Assets)
Telecommunications                     24.45 %
Communications Equipment               12.44 %
Computer & Office Equipment             8.11 %
Electronic Components & Accessories     6.07 %
Pharmaceuticals                         6.01 %
------------------------------------------------

Equity Matrix
INVESTMENT STYLE
[GRAPHIC]


Equity Matrix

Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks.

 This material must be preceded or accompanied by the Funds current prospectus.
   International investing involves risks that include currency fluctuations, political instability, and different accounting standards.

                                                  2000 Semi-Annual Report  |  11

WRL LKCM Strategic Total Return
For the period ended June 30, 2000
 ...seeks current income, long-term growth of income, and capital appreciation.

[GRAPHIC]
Market Environment
The first half of 2000 was marked by negative rates of return across almost all the popular stock market indexes. In fact, the first half of this year was the first time since the first half of 1994 that the Standard and Poor's Index of 500 Common Stocks (S&P 500), the Dow Jones Industrial Average, and the NASDAQ Composite all generated negative returns during the first six months of a calendar year. Additionally, and much noted, the level of volatility in the stock market has moved to historically high levels. At the same time, the bond market experienced some unique changes. As the Federal Reserve Board ("Fed") increased interest rates, short-term rates moved higher while long-term interest rates, primarily due to a dwindling supply of long-dated Treasuries, fell from year-ago levels.

[GRAPHIC]
Performance
For the six months ended June 30, 2000, the portfolio produced a total return of (2.21)%. For the same period, the S&P 500 returned (0.42)% while the Lehman Brothers Intermediate Government/Corporate Bond Index gained 3.22 %.

[GRAPHIC]
Strategy Review
Over the period, the stock market transitioned from last years unsustainable and insatiable desire for "growth at any price" toward a more balanced perspective of "growth at a reasonable price". While this is a more suitable environment for our fundamentally driven investment approach, the backdrop provided by the equity markets has a meaningful influence over short-term portfolio performance. So even though our valuation discipline benefited the portfolio during the down months of the period, the portfolio did not fully participate in the sharp increase over the month of March. The rally was dominated by a bounce in out-of-favor stocks with depressed valuations and, in many instances, questionable fundamental outlooks. We, on the other hand, invest primarily in the stocks of companies that have business models characterized by above-average and sustainable returns on invested capital, strong and growing cash flows, and clear financial strength.

While any successful investment strategy will experience temporary periods of dislocation, those are the times to adhere to it with the most determination. Emerging from March, we did exactly that and the relative performance results have been satisfying. Healthcare, the top performing economic sector during the period, continued to be a large contributor to the portfolios performance. Overall stock selection continued to add value as individual investments within each sector, whether or not the particular sector performed well or poorly, tended to outpace the sector averages.

[GRAPHIC]
Outlook
From a macro-economic standpoint, the Fed seems to be raising interest rates enough to temper inflationary pressures while achieving a "soft landing" in economic growth. While this would be an especially attractive environment for financial assets, investor sentiment seems to already reflect the soft landing viewpoint, which could create opportunity for disappointment. Volatility will likely remain high as the impact of higher interest rates and slower economic growth on corporate profits remains uncertain. Nevertheless, we believe that as the period of unsustainable investor euphoria winds down, fundamental investing disciplines will gain favor in the stock market. As a result, the environment is especially suited for the portfolio's blend of asset classes.


/s/ Luther King    /s/ Scot C. Hollmann
---------------    --------------------
    LUTHER KING        SCOT C. HOLLMANN

   WRL LKCM Strategic Total Return
        Co-Portfolio Managers

The views expressed in this commentary on WRL LKCM Strategic Total Return reflect those of the portfolio managers through the period ended June 30, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

12  |  WRL Series Fund, Inc.

                                                                       [GRAPHIC]
                                                                     [LKCM LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL LKCM Strategic Total Return, the Standard and Poor's Index of 500 Common Stocks and the Lehman Brothers Intermediate Government/Corporate Bond Index

            Portfolio Average Annual Total Return
      -------------------------------------------------
        1 Year  5 Years   10 Years     From Inception
      -------------------------------------------------
        2.67 %   13.45 %     N/A           12.49 %

[GRAPHIC]
WRL LKCM Strategic
Total Return         $ 23,692

[GRAPHIC]
S&P 500              $ 38,151

[GRAPHIC]
LB Intm. Gov't./Corp.
Bond                 $ 15,716


[BAR CHART APPEARS HERE]

3/1/93*  1993  1994  1995  1996  1997  1998  1999  6/30/00
PLEASE FILL IN PLOT POINTS

We believe that as the period of unsustainable investor euphoria winds down, fundamental investing disciplines will gain favor in the stock market.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

----------------------------------------
Five Largest Holdings (% of Net Assets)
General Electric Company        2.85 %
Viacom, Inc. - Class B          2.48 %
Pharmacia Corporation           2.23 %
Microsoft Corporation           2.14 %
Colgate-Palmolive Company       2.03 %
----------------------------------------

----------------------------------------
Five Largest Industries (% of Net Assets)
Telecommunications             10.42 %
Commercial Banks                8.67 %
Computer & Office Equipment     7.01 %
Communication                   5.91 %
Chemicals & Allied Products     5.89 %
----------------------------------------


Equity Matrix
Investment Style
[GRAPHIC]

Fixed Income Matrix
Maturity
[GRAPHIC]

Equity Matrix

Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

Fixed Income Matrix

Intermediate Term: Average duration equal to or greater than 3.5 years, but less than or equal to 6 years.

Medium Quality: Average credit rating of BBB or A.

This material must be preceded or accompanied by the Fund's current prospectus.

                                                  2000 Semi-Annual Report  |  13

WRL VKAM Emerging Growth
For the period ended June 30, 2000
 ...seeks capital appreciation.

[GRAPHIC]
Market Environment
After a strong start to the year, all of the major market indexes fell sharply during the period. The technology-heavy NASDAQ Composite burst into the year with a continuation of its strong 1999 performance, posting a 22 % gain at its peak on March 10. From there, however, it fell some 40 % by late May before rallying at periods end. Several factors contributed to the market's disappointing performance, not the least of which were the three rate hikes by the Federal Reserve Board ("Fed"). On top of that, Internet companies struggled badly amidst concerns over business models, funding, and high valuations. While investors were understandably skeptical about some Internet stocks, many higher-quality stocks were nevertheless caught in the market's downdraft and performed poorly as well.

[GRAPHIC]
Performance
Despite the volatility, the portfolio performed relatively well. For the six months ended June 30, 2000, WRL VKAM Emerging Growth gained 11.32 %, outpacing its benchmark, the Standard and Poor's Index of 500 Common Stocks, which returned (0.42)%.

[GRAPHIC]
Strategy Review
We look for stocks with rising earnings expectations and rising valuations, and the past six months were no different. We invested in those companies we believed had the potential to earn even more than Wall Street predictions. Conversely, we sold stocks whose earnings expectations or valuations were declining. We consistently manage the portfolio from the "bottom up," meaning we evaluate each company individually before deciding to invest. This approach leads us to areas of the market where we believe we can find attractive stocks at any given time. In the past six months, this included companies positioned to profit from advanced technologies, such as semiconductors and communications infrastructure. It also meant we reduced the portfolio's exposure to stocks that typically are sensitive to a slowdown in consumer spending, especially retail stocks.

The rapid build-out of the Internet created several successful investment opportunities. The portfolio benefited the most from its investment in JDS Uniphase Corporation, a manufacturer of advanced fiber-optic devices used in high-speed telecommunications networks. We also did well with Corning Incorporated, who manufactures advanced fiber-optic cabling that allows for higher-speed Internet access, and SDL, Inc., who makes advanced fiber optic-related products that increase Internet bandwidth. Advanced semiconductor companies such as LSI Logic Corporation, Xilinx Inc., and PMC-Sierra, Inc. also helped boost portfolio returns.

On the downside, the biggest drag on performance this period was QUALCOMM Incorporated, the company that licenses CDMA (code division multiple access) technology, the standard for cellular phones. QUALCOMM Incorporated's stock fell in response to concerns that China would not adopt CDMA as its cellular-phone standard and that worldwide handset sales failed to live up to expectations. Several retail stocks, including The Home Depot, Inc. and Circuit City Stores--Circuit City Group, also had a negative impact on returns as their prices fell over concerns that rising interest rates would cool consumer demand. We sold all of these stocks during the period.

[GRAPHIC]
Outlook
Stock valuations have fallen to what we believe are more realistic and healthy levels. The overall earnings outlook remains strong, and we expect the Fed to raise rates only one more time this year. All of these factors point to the potential for strong market performance in the coming months. Political posturing, however, by presidential candidates will affect the market this year and we will be diligent in looking for opportunities to profit from these market changes. Regardless of short-term uncertainties, we will adhere to our investment discipline: bottom-up stock picking that focuses on rising earnings expectations and rising valuations.


/s/ Gary M. Lewis
-----------------
GARY M. LEWIS
WRL VKAM Emerging Growth
Portfolio Manager

The views expressed in this commentary on WRL VKAM Emerging Growth reflect those of the portfolio manager through the period ended June 30, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

14  |  WRL Series Fund, Inc.

                                                                       [GRAPHIC]
                                                   [VAN KAMPEN INVESTMENTS LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL VKAM Emerging Growth and the Standard and Poor's Index of 500 Common Stocks

           Portfolio Average Annual Total Return
      -----------------------------------------------
        1 Year  5 Years   10 Years    From Inception
      -----------------------------------------------
        88.86 %  40.29 %     N/A          32.06 %


[GRAPHIC]
WRL VKAM
Emerging Growth      $ 76,800

[GRAPHIC]
S&P 500              $ 38,151

[BAR CHART APPEARS HERE]

3/1/93*  1993  1994  1995  1996  1997  1998  1999  6/30/00
PLEASE FILL IN PLOT POINTS

We invested in those companies we believed had the potential to earn even more than Wall Street predictions.

* Inception

WRL VKAM Emerging Growth had extensive technology holdings, which had exceptional growth during the past 12 months. Investing in technology stocks generally involves greater volatility and risks so an investment in the fund may not be appropriate for everyone.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

-------------------------------------------------
Five Largest Holdings (% of Net Assets)
JDS Uniphase Corporation                 4.37 %
Corning Incorporated                     4.29 %
Veritas Software Corporation             2.71 %
Nortel Networks Corporation              2.57 %
Siebel Systems, Inc.                     2.53 %
-------------------------------------------------

-------------------------------------------------
Five Largest Industries (% of Net Assets)
Electronic Components & Accessories     22.83 %
Computer & Data Processing Services     17.82 %
Communications Equipment                10.99 %
Computer & Office Equipment              7.19 %
Pharmaceuticals                          5.35 %
-------------------------------------------------

Equity Matrix
INVESTMENT STYLE
[GRAPHIC]

Equity Matrix

Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Small Capitalization: Smallest 80 % of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus.
 Companies with small capitalization have the potential for greater volatility than companies with large capitalization. The limited volume and trading frequency of small-capitalization stocks may result in substantial price deviation. Further, companies with small capitalization may experience more significant growth and failure rates than companies with large capitalization.

                                                  2000 Semi-Annual Report  |  15

WRL Alger Aggressive Growth
For the period ended June 30, 2000
 ...seeks long-term capital appreciation.

[GRAPHIC]
Market Environment
The stock market experienced an extremely volatile start to the period. Following an enormously strong fourth quarter of 1999, the market seemed poised to continue its rally during the traditionally bullish month of January. Stocks struggled, however, as profit-taking and interest rate fears weighed on the market. The continued struggles of most value stocks, meanwhile, brought increased public attention to the ongoing bifurcated nature of the market. The tables turned in March as money flowed out of technology stocks and into so-called "old-economy stocks," including financials, pharmaceuticals and retailers.

Alarmingly, on April 4th, the NASDAQ fell in excess of 500 points intraday, the first in a series of selloffs that would take the index to a low of 3227 on April 11th--a drop of more than 37 % from high to low. Following a minor recovery, the NASDAQ's plummet began anew in May, before finally bottoming at 3043 on May 24th. This brought the total drop in the technology heavy index to 41 %.

From there, stocks recovered through period's end. Boosted by a series of economic reports indicating a slowing economy, the NASDAQ rallied some 33 % to its June 22nd high. After a 50-basis points rate hike in May, the Federal Reserve Board ("Fed") held steady in June, giving credibility to the notion that the economy has indeed been slowing.

[GRAPHIC]
Performance
For the six month period ended June 30, 2000, the WRL Alger Aggressive Growth Portfolio returned (7.34)%. By comparison, the portfolio's benchmark, the Standard and Poor's Index of 500 Common Stocks returned (0.42)%. Notably, however, the portfolio's trailing 12-month return is still 33.15 %.

[GRAPHIC]
Strategy Review
Technology and Internet stocks were the market's most volatile performers during the first half. While some of our technology stocks experienced very good first quarters, most posted significant losses during the second, particularly the more aggressive names. Overall, the portfolio was hurt during the first half by its strong overweighting in the technology sector. Two of our three worst first-half performers, Yahoo! Inc. and RealNetworks, Inc., are technology stocks, and the third, CNET Networks, Inc., is also technology-related.

Interestingly, though, the three best performing stocks for the period were also technology names--SDL, Inc., Brocade Communications Systems, Inc. and Altera Corporation all produced triple-digit returns.

[GRAPHIC]
Outlook
While we'll have to see if the economic news continues to show a moderating economy, it is our sense that by the time we get to August, the Fed will no longer be inclined to raise rates. In that event, we should have a sharp rally in both the bond and stock markets in the second half of the year, much as we had in early 1995. We are maintaining our earlier forecast of 13,000 on the Dow by year-end and continue to believe that technology stocks and growth stocks will have a strong second half. Regardless of market conditions, we will persist in emphasizing individual security selection through thorough research. We will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently.


/s/ David D. Alger
------------------
DAVID D. ALGER
President, Fred Alger Management, Inc.

The views expressed in this commentary on WRL Alger Aggressive Growth reflect those of the portfolio manager through the period ended June 30, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

16  |  WRL Series Fund, Inc.

                                                                       [GRAPHIC]
                                              [FRED ALGER MANAGEMENT, INC. LOGO]

 Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc.
            WRL Alger Aggressive Growth and the Standard and Poor's
                           Index of 500 Common Stocks

           Portfolio Average Annual Total Return
       -----------------------------------------------
        1 Year   5 Years   10 Years     From Inception
       -----------------------------------------------
        33.15 %   27.27 %     N/A            26.16 %


[GRAPHIC]
WRL Alger
Aggressive Growth    $ 43,550

[GRAPHIC]
S&P 500              $ 35,216

[BAR CHART APPEARS HERE]

3/1/94*  1994  1995  1996  1997  1998  1999  6/30/00
PLEASE FILL IN PLOT POINTS

The portfolio was hurt during the first half by its strong overweighting in the technology sector.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

------------------------------------------------
Five Largest Holdings (% of Net Assets)
Applied Materials, Inc.                  3.86 %
Microsoft Corporation                    3.51 %
Cisco Systems, Inc.                      3.31 %
Texas Instruments Incorporated           2.91 %
JDS Uniphase Corporation                 2.89 %
------------------------------------------------

------------------------------------------------
Five Largest Industries (% of Net Assets)
Electronic Components & Accessories     23.70 %
Computer & Data Processing Services     18.66 %
Computer & Office Equipment              9.39 %
Telecommunications                       7.43 %
Business Services                        4.60 %
------------------------------------------------

Equity Matrix
INVESTMENT STYLE
[GRAPHIC]

Equity Matrix

Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus.

                                                  2000 Semi-Annual Report  |  17

WRL AEGON Balanced
For the period ended June 30, 2000
 ...seeks preservation of capital, reduced volatility, and superior long-term risk-adjusted returns.

[GRAPHIC]
Market Environment
Fears of a hawkish Federal Reserve Board ("Fed") were on the minds of investors this period. This apprehension was centered on the possibility of successive interest rate increases that would ultimately slow the economy. Further Fed action put growth into question and reaffirmed the value of old economy stocks. In the first few weeks of the second quarter, when Fed fear was greatest, not even value stocks felt completely safe as the Russell 1000 Value Index rally started to crumble. Crumbling was nothing when compared to the NASDAQ Composite, which in the first 11 trading days of April fell 27 %.

Since then, or more specifically since mid-to-late May, the Fed raised the Fed Funds rate by 50 basis points and some economic data suggested the economy is starting to slow. Though the data lessened apprehension about more interest rate increases, it raised fears of an economic slowdown and earnings shortfall in old economy companies. More to the point, earnings shortfall for companies not benefiting from the technology revolution. As a result, from May 24 to the end of June, the NASDAQ was up 21 % while the Russell 1000 Value was down 4 %. If this pattern sounds familiar, it's because things happened pretty much the same way last year.

[GRAPHIC]
Performance
For the six months ended June 30, 2000, the portfolio produced a total return of (0.45)%. By comparison, the Standard and Poor's Index of 500 Common Stocks returned (0.42)% and the Lehman Brothers Intermediate Government/Corporate Bond Index gained 3.22 % for the same period.

[GRAPHIC]
Strategy Review
On average the stocks in the portfolio were flat to slightly down. On a positive note, our healthcare stocks, particularly Abbott Laboratories and Merck & Co., Inc., produced great returns. Other solid performers in the portfolio included Hewlett-Packard Company in technology, and Washington Mutual, Inc. and American International Group, Inc. in financials. Late in the first quarter we made a commitment to communication services. It has been a difficult time for this group, but we think the trends in communications with wireless handsets and data are tremendous. In that space we sold AT&T Corp. and swapped into Sprint Corporation (FON Group).

For about a year now we have been shifting the fixed-income portion of the portfolio from Treasuries to agency and corporate bonds. This has raised the portfolio's current yield without increasing credit risk substantially. A slowing economy and increased credit risk concerns slightly widened the difference between the yields of corporate bonds and Treasuries. This pushed corporate bond prices down relative to Treasuries, thus hurting performance. From here, we see spreads tightening as worries over a Fed induced economic slowdown wane.

[GRAPHIC]
Outlook
Our equity strategy will include quality swaps (like we did with AT&T Corp./Sprint Corporation (FON Group) and Georgia-Pacific Group/The Kroger Co. and to stay with larger-cap names. We also are looking to add capital goods and possibly utilities to the mix, as we are underweighted in both these sectors. With bonds, we made the decision to increase the current yield and are staying with it. We think it is a little too early to tell what the Fed will do at its August meeting, but there is a very good chance authorities will raise rates one more time. If the Fed does raise rates, we think it will be the last tightening, which would be a positive for the stock and bond markets and the economy in general.


/s/ Michael Van Meter
---------------------
MICHAEL VAN METER
WRL AEGON Balanced
Portfolio Manager

The views expressed in this commentary on WRL AEGON Balanced reflect those of the portfolio manager through the period ended June 30, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

18  |  WRL Series Fund, Inc.

                                                                       [GRAPHIC]
                                                                    [AEGON LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL AEGON Balanced, the Standard and Poor's Index of 500 Common Stocks and the
          Lehman Brothers Intermediate Government/Corporate Bond Index

           Portfolio Average Annual Total Return
       -----------------------------------------------
        1 Year     5 Years   10 Years   From Inception
       -----------------------------------------------
        (3.75) %    9.38 %      N/A          7.77 %

[GRAPHIC]
WRL AEGON
Balanced             $ 16,057

[GRAPHIC]
S&P 500              $ 35,216

[GRAPHIC]
LB Intm. Gov't./Corp.
Bond                 $ 14,313


[BAR CHART APPEARS HERE]

3/1/94*  1994  1995  1996  1997  1998  1999  6/30/00
PLEASE FILL IN PLOT POINTS

Fed action put growth into question and reaffirmed the value of old economy stocks.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

-----------------------------------------------
Five Largest Holdings (% of Net Assets)
Sun Microsystems, Inc.                  7.01 %
Citigroup Inc.                          4.73 %
American International Group, Inc.      4.56 %
General Electric Company                4.01 %
Merck & Co., Inc.                       3.86 %
-----------------------------------------------

-----------------------------------------------
Five Largest Industries (% of Net Assets)
Computer & Office Equipment            16.31 %
Commercial Banks                       10.74 %
Telecommunications                     10.34 %
U.S. Government Agencies                8.43 %
Insurance                               7.20 %
-----------------------------------------------

Equity Matrix
INVESTMENT STYLE
[GRAPHIC]

Fixed Income Matrix
MATURITY
[GRAPHIC]

Equity Matrix

Value: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks.

Fixed Income Matrix

Long Term: Average duration of more than 6 years.

High Quality: Average credit rating equal to or greater than AA.

This material must be preceded or accompanied by the Funds current prospectus.

                                                  2000 Semi-Annual Report  |  19

WRL Federated Growth & Income
For the period ended June 30, 2000
 ...seeks total return.

[GRAPHIC]
Market Environment
In a turbulent period for the stock market, WRL Federated Growth & Income delivered what we consider to be excellent results. Not only did this "defensive equity" portfolio suffer only one-fifth of the market's decline during periods of market "stress", the return for the entire period sharply exceeded that of its benchmark. Substantial gains from our large holdings of energy, real estate investment trusts (REITs), and utility stocks contributed to the portfolio's relatively strong returns.

[GRAPHIC]
Performance
For the six-month period ended June 30, 2000, the portfolio produced a total return of 6.85 %. The Russell Mid-Cap Value Index returned (0.69)% for the same period. By further comparison, the Russell 3000 Index, meanwhile, gained 0.95 % and the Standard and Poor's Index of 500 Common Stocks ("S&P 500") returned (0.42)% for the six months.

[GRAPHIC]
Strategy Review
We've continued to favor energy shares and REITs, which are the largest portfolio holdings. The fundamental outlook for energy is the best it's been in years; insufficient capital spending combined with an economic boom has resulted in tight markets, particularly for domestic natural gas. We are most enthusiastic about natural gas, despite the sharp rise in the stocks. REITs still offer solid fundamentals of low vacancy rates and rents that are rising faster than costs.

Inside the energy sector, El Paso Energy Corp. and Keyspan Corporation were among our top performers, both gaining more than 30 % for the period. Among REITs, our emphasis on the apartment and office sectors was successful. Post Properties, Inc., a top apartment company, turned in particularly strong numbers. Electric and gas utilities generally had significant positive returns as a shortage of electric power and tight natural gas markets produced gains in the power sector.

Basic materials was the weakest sector, with rising interest rates leading to concerns about slowing economic growth and falling profits. Forest products producer Georgia-Pacific Group's convertible preferred shares fell sharply over the period. The decline in the sector, however, has brought valuations down to the level of the last recession and these stocks now seem to be discounting weaker earnings than we expect.

[GRAPHIC]
Outlook
WRL Federated Growth & Income's conservative, even contrarian, approach has served investors well we think. The portfolio's performance has been particularly impressive when the overall market has been under stress. By our measurements, when the broad market has declined at least 5 %, the portfolio has declined only 30 % as much. So far this year, we figure the portfolio has fallen only 21 % as much as the S&P 500 during periods of decline.

We believe this is an attractive "all-weather" portfolio ideal for a probable shift in the investment climate. Based on financial market history, we face a return to longer-term norms that include more than just the short-term balmy conditions to which investors have become accustomed.


/s/ Steven J. Lehman    /s/ Linda A. Duessel
--------------------    --------------------
    STEVEN J. LEHMAN        LINDA A. DUESSEL

      WRL Federated Growth & Income
          Co-Portfolio Managers

The views expressed in this commentary on WRL Federated Growth & Income reflect those of the portfolio managers through the period ended June 30, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

20  |  WRL Series Fund, Inc.

                                                                       [GRAPHIC]
                                                                      [Federated
                                            WORLD-CLASS INVESTMENT MANAGER LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc.
         WRL Federated Growth & Income, the Russell Midcap Value Index
                          and the Russell 3000 Index.


           Portfolio Average Annual Total Return
      --------------------------------------------------
        1 Year    5 Years    10 Years   From Inception*
      --------------------------------------------------
        (1.06) %   10.75 %      N/A          9.24 %

[GRAPHIC]
WRL Federated
Growth & Income        $ 17,498

[GRAPHIC]
Russell Midcap Value   $ 28,224

[GRAPHIC]
Russell 3000           $ 28,224

[BAR CHART APPEARS HERE]

3/1/94*  1994  1995  1996  1997  1998  1999  6/30/00
PLEASE FILL IN PLOT POINTS

The portfolio's performance has been particularly impressive when the overall market has been under stress.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

-----------------------------------------------
Five Largest Holdings (% of Net Assets)
Enron Corp. - Exchangeable Notes        2.00 %
Coastal Corporation (The)               1.95 %
Post Properties, Inc.                   1.71 %
Kerr-McGee Corporation                  1.68 %
Edison International                    1.61 %
-----------------------------------------------

-----------------------------------------------
Five Largest Industries (% of Net Assets)
Holding & Other Investment Offices     11.14 %
Gas Production & Distribution          10.88 %
Oil & Gas Extraction                    7.04 %
Real Estate                             4.86 %
Paper & Allied Products                 4.47 %
-----------------------------------------------

Equity Matrix
INVESTMENT STYLE
[GRAPHIC]

Equity Matrix

Value: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus.

                                                  2000 Semi-Annual Report  |  21

WRL Dean Asset Allocation
For the period ended June 30, 2000
 ...seeks preservation of capital and competitive investment returns.

[GRAPHIC]
Market Environment
It was a difficult environment for most sectors of the stock market across the first half of the year. While growth in the U.S. economy remained robust, investors kept a nervous eye on the Federal Reserve Board ("Fed"). The Fed's recent interest rate actions were seen as an offset to possible inflationary pressures resulting from higher oil prices and tighter labor markets. Meanwhile, with the red-hot Internet sector suffering a difficult shakeout and many of the traditional technology players facing order slowdowns and pricing pressures, the NASDAQ Composite slipped into a fairly dramatic correction. In April alone, the tech-heavy index fell some 15 %, continuing a slide that began in mid-March. At the end of the period, all of the major indexes dominated by large-cap stocks were below their 1999 year-end levels.

[GRAPHIC]
Performance
Our performance held up relatively well in this market environment. For the six months ended June 30, 2000, the portfolio returned 1.26 %. By comparison, the Standard and Poor's Index of 500 Common Stocks returned (0.42)% and the Lehman Brothers Intermediate Government/Corporate Bond Index was up 3.22 % for the same period. Another good equity comparison, the Russell 1000 Value Index, returned (4.23)%.

[GRAPHIC]
Strategy Review
Our single largest equity sector commitment continued to be in financial services. Although year-to-date performance for the sector as a whole was nothing special, several individual equity positions added solid value, specifically Alliance Capital Management Holding L.P. and Hartford Life, Inc. It is our belief that the Fed will be successful in their goal of slowing the economy and the pressure on interest rates will subside as we move into the second half of 2000. If this scenario does in fact occur, we would expect our commitment to financials to be rewarded across most, if not all, positions.

Fully 85 % of the assets in the equity portfolio are invested in firms with a market capitalization exceeding $ 5 billion. It's evident that in times of uncertainty, investors gravitate toward stocks with high liquidity and familiar brands. Our growing commitment to large-cap stocks and high-quality names provide the portfolio with relative stability. At the same time, we remain disciplined value investors with an eye toward companies that will grow earnings at a favorable rate. These characteristics drive to the heart of our objective--preservation of capital with competitive investment results.

[GRAPHIC]
Outlook
As we move into the second half of 2000, certain economic and market indicators are beginning to show considerable improvement and should be viewed constructively by the markets. The current valuation of the broad market would suggest an environment where a diversified portfolio of attractively priced stocks should achieve satisfactory investment returns. Though most broad indexes are overvalued by historic standards, the "average stock" is quite attractively priced, with pockets of the market priced at intense bargains compared to historic valuation standards. This condition gives us considerable confidence in the portfolio's holdings. The average price-to-earnings ratio of our holdings is, by our calculations, equivalent to the median of the largest 3000 companies. These are companies that are not just attractively priced, but are posting solid growth in earnings.


/s/ John C. Riazzi
------------------
JOHN C. RIAZZI
WRL Dean Asset Allocation
Portfolio Manager

The views expressed in this commentary on WRL Dean Asset Allocation reflect those of the portfolio manager through the period ended June 30, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

22  |  WRL Series Fund, Inc.

                                                                       [GRAPHIC]
                                               [DEAN INVESTMENT ASSOCIATES LOGO]

 Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL Dean Asset Allocation, the Standard and Poor's Index of 500 Common Stocks,
      and the Lehman Brothers Intermediate Government/Corporate Bond Index

            Portfolio Average Annual Total Return
       -------------------------------------------------
        1 Year     5 Years   10 Years    From Inception
       -------------------------------------------------
        (5.71) %    8.51 %       N/A          9.65 %



[GRAPHIC]
WRL Dean Asset
Allocation           $ 16,581

[GRAPHIC]
S&P 500              $ 34,963

[GRAPHIC]
LB Intm. Gov't./Corp.
Bond                 $ 14,546

[BAR CHART APPEARS HERE]

1/3/95*          1995      1996      1997      1998      1999      6/30/00
PLEASE FILL IN PLOT POINTS

Our growing commitment to large-cap stocks and high-quality names provide the portfolio with relative stability.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

---------------------------------------------------------------
Five Largest Holdings (% of Net Assets)
New Plan Excel Realty
   Trust, Inc.                  7.40%  09/15/2009      5.37 %
Fannie Mae                                             5.08 %
FleetBoston Financial Corp.                            4.70 %
PHH Corporation                 7.02%  11/09/2001      4.59 %
Avista Corporation              5.99%  12/10/2007      4.13 %
---------------------------------------------------------------

---------------------------------------------------------------
Five Largest Industries (% of Net Assets)
Commercial Banks                                      17.92 %
U.S. Government Agencies                               7.07 %
Holding & Other Investment Offices                     6.57 %
Telecommunications                                     5.84 %
Electric, Gas & Sanitary Services                      5.13 %
---------------------------------------------------------------

Equity Matrix
INVESTMENT STYLE
[GRAPHIC]

Fixed Income Matrix
MATURITY
[GRAPHIC]

Equity Matrix

Value: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

Fixed Income Matrix

Short Term: Average duration of 3.5 years.

High Quality: Average credit rating equal to or greater than AA.

This material must be preceded or accompanied by the Fund's current prospectus.

                                                  2000 Semi-Annual Report  |  23

WRL C.A.S.E. Growth
For the period ended June 30, 2000
 ...seeks annual growth of capital.

[GRAPHIC]
Market Environment
The U.S. economy is benefiting from a remarkable wave of technological innovation. In fact, the explosion in communications technologies rivals anything that has occurred in post-Civil War economic history. This boom of epic proportions finds a new breed of credit card margin and home equity investors buying "big-cap, old economy" stocks one day and dumping them for "tech" stocks the next. As a result, the 25 largest stocks in the Standard and Poor's Index of 500 Common Stocks ("S&P 500") appear overvalued. Many of the high-tech newcomer stocks, however, are likely more than hollow shells. They and the overvalued S&P stocks are being held together by the confidence of a new generation of growth-at-any-price investors.

[GRAPHIC]
Performance
The recent high-tech meltdown and the slow recovery of retail stocks caused the portfolio to underperform slightly this period. For the six months ended June 30, 2000, WRL C.A.S.E. Growth returned (1.01)%. By comparison, the portfolio's benchmark, the Wilshire 5000 Index, returned (0.84)%. The S&P 500 returned (0.42)% for the same period.

[GRAPHIC]
Strategy Review
The portfolio combines both "growth" and "value" components of the market. We do this because value stocks offer a measure of downside market protection often missing from the high-risk, high-momentum style of investing. For example, of the more than 600 high-tech stocks that have come to the market, only a small percentage of these companies are likely to emerge successful. Moreover, many high-tech companies are burning up capital at alarming rates. With few underlying fundamentals to support them, many of these stocks exhibit more downside than upside potential in our view. While the above average growth of information technologies, genetic engineering and other emerging sciences seems boundless, the outsized price-to-earnings ratios many of these stocks carry make them vulnerable to the slightest hint of bad news. On the plus side, the Department of Commerce recently predicted a 25 % gain in this year's shipments of computers, computer parts, and telecommunication equipment. Information technology has indeed become the driving force behind the United States economy.

[GRAPHIC]
Outlook
At this stage of the economic cycle, we're likely to simply market weight the portfolio's technology holdings. Specific technology holdings will be in those companies that appear to have a firm grasp on the long-term future of this exciting industry. Our above market weightings will more likely be in energy, finance, telecommunications and the other more stable segments of the economy. If corporate earnings continue to grow at their robust pace and the economy lands softly, this should prove a good period for owning stocks. We will be keeping a very close eye on these factors.


/s/ William E. Lange
--------------------
WILLIAM E. LANGE
President & Chief Executive Officer
C.A.S.E. Management, Inc.

The views expressed in this commentary on WRL C.A.S.E. Growth reflect those of the portfolio manager through the period ended June 30, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

24  |  WRL Series Fund, Inc.

                                                                       [GRAPHIC]
                                                                 [C.A.S.E. LOGO]

 Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc.
                WRL C.A.S.E. Growth and the Wilshire 5000 Index

          Portfolio Average Annual Total Return
      -----------------------------------------------
        1 Year   5 Years   10 Years    From Inception
      -----------------------------------------------
        4.88 %    16.05 %     N/A           16.64 %


[GRAPHIC]
WRL C.A.S.E.
Growth               $ 22,138

[GRAPHIC]
Wilshire 5000        $ 29,388

[BAR CHART APPEARS HERE]

5/1/95*  1995  1996  1997  1998  1999  6/30/00
PLEASE FILL IN PLOT POINTS

If corporate earnings continue to grow at their robust pace and the economy lands softly, this should prove a good period for owning stocks.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

-----------------------------------------------
Five Largest Holdings (% of Net Assets)
Conseco, Inc.                            6.82 %
Abercrombie & Fitch Co. - Class A        5.56 %
Jabil Circuit, Inc.                      4.42 %
Brooks Automation, Inc.                  3.91 %
Appnet Systems, Inc.                     3.77 %
-----------------------------------------------

-----------------------------------------------
Five Largest Industries (% of Net Assets)
Telecommunications                      12.59 %
Electronic Components & Accessories     11.54 %
Apparel & Accessory Stores              10.07 %
Computer & Data Processing Services      9.79 %
Communications Equipment                 8.94 %
-----------------------------------------------

Equity Matrix
Investment Style
[GRAPHIC]

Equity Matrix

Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus.

                                                  2000 Semi-Annual Report  |  25

WRL NWQ Value Equity
For the period ended June 30, 2000
 ...seeks to achieve maximum, consistent total return with minimum risk to principal.

[GRAPHIC]
Market Environment
Total returns for the general market over the last six months dramatically understate the volatility and divergence investors were forced to endure. For example, over a six-week period this spring, the NASDAQ Composite went from a plus 24 % to a minus 19 %--a top-to-bottom decline of some 43 %. Worse yet, the Dow Jones Average actually rose 6 % across the same period. So it has been anything but dull.

[GRAPHIC]
Performance
For the six months ended June 30, 2000, WRL NWQ Value Equity showed a total return of 1.80 %, surpassing the performance of the Standard and Poor's Index of 500 Common Stocks, which returned (0.42)%, and most large capitalization value indexes. This spring's major correction in many Internet, technology, and telecommunication stocks appeared to be the catalyst for a major rotation towards value stocks. This rotation from growth to value resulted in strong relative and absolute performance gains for our style in the turbulent March-May period. As such, the portfolio acted as a particularly good alternative to technology-heavy funds.

[GRAPHIC]
Market Strategy
Within the portfolio our continuing emphasis on the energy sector, with significant holdings in oil service companies, was a strong contributor to performance. We also had five stocks that received takeover bids at substantial premiums. This confirms our belief in the tremendous value present in many of the portfolio's holdings at current prices.

In an extremely brief period, billions of dollars turned from "dot-com" to "dot-gone." While this is not a generally bullish development for financial markets in the short run, once the dust settles, the market's focus will likely revert such mundane items as profitability, cash flow, return on capital, and other factors that represent the basic diet of value investors. This readjustment, combined with the Federal Reserve Board's ("Fed") determination to cool the economy, has produced valuations on many high quality industrial and financial companies that are extremely attractive. The result is a nearly ideal opportunity as a value manager to build a portfolio of well-financed, soundly-managed, but still unloved companies. We may need to wait for the end of the Fed's tightening cycle, but we believe the upside remains significant given current modest valuations.

[GRAPHIC]
Outlook
Our economic outlook for the next few quarters depends in large measure upon the course chosen by Mr. Greenspan and his colleagues. While the Fed held rates steady following its June meeting, monetary authorities apparently remain on the inflation alert. Another rise in the federal funds rate is possible after the August meeting. If the Fed is successful in achieving the same kind of "soft landing" it successfully engineered in 1994, the expansion may continue for several more years after a few sub-par (but still positive) quarters. This would ultimately set the stage for more positive financial market conditions next year. The risk is simply that the Fed goes too far, causing investors to lose confidence in the financial markets. Should this occur, the expansion would face a significant threat.


/s/ Edward C. Friedel
---------------------
EDWARD C. FRIEDEL
WRL NWQ Value Equity
Portfolio Manager

The views expressed in this commentary on WRL NWQ Value Equity reflect those of the portfolio manager through the period ended June 30, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

26  |  WRL Series Fund, Inc.

                                                                       [GRAPHIC]
                                                                      [NWQ LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL NWQ Value Equity and the Standard and Poor's Index of 500 Common Stocks

           Portfolio Average Annual Total Return
       ------------------------------------------------
        1 Year   5 Years   10 Years    From Inception
       ------------------------------------------------
        (7.24) %    N/A       N/A           9.89 %



[GRAPHIC]
WRL NWQ
Value Equity         $ 14,810

[GRAPHIC]
S&P 500              $ 23,768

[BAR CHART APPEARS HERE]

5/1/96* 1996  1997  1998  1999  6/30/00
PLEASE FILL IN PLOT POINTS

The upside remains significant given current modest valuations.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

-------------------------------------------------
Five Largest Holdings (% of Net Assets)
Wells Fargo & Co.                         3.82 %
Philip Morris Companies Inc.              3.79 %
MediaOne Group Inc.                       3.56 %
Hartford Financial Services Group, Inc.   2.90 %
Noble Drilling Corporation                2.67 %
-------------------------------------------------

-------------------------------------------------
Five Largest Industries (% of Net Assets)
Telecommunications                       12.06 %
Commercial Banks                          9.80 %
Industrial Machinery & Equipment          7.10 %
Food & Kindred Products                   5.50 %
Chemicals & Allied Products               5.07 %
-------------------------------------------------

Equity Matrix
INVESTMENT STYLE
[GRAPHIC]

Equity Matrix

Value: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus.

                                                  2000 Semi-Annual Report  |  27

WRL GE International Equity
For the period ended June 30, 2000
 ...seeks long-term growth of capital.

[GRAPHIC]
Market Environment
World equity markets enjoyed a very sharp rise in the first quarter of 2000, led primarily by the technology, media, and telecommunications ("TMT") sectors. As valuations in these sectors rose to levels rarely achieved, however, we became concerned that such high levels were unsustainable. The U.S. economy, meanwhile, grew at a rate the Federal Reserve Board ("Fed") considered to be inflationary. Accordingly, the Fed continued its program of interest rate hikes and hinted of more to come. In mid March, another interest rate hike occasioned the NASDAQ market to fall, and other markets, both in the U.S. and overseas, to follow suit. Generally speaking, international equity markets languished across April and most of May, rallied a bit at May's end, then moved in a narrow range in June.

[GRAPHIC]
Performance
Against this backdrop, WRL GE International Equity produced a total return of
0.33 % for the six months ended June 30, 2000. By comparison, the portfolio's benchmark, the Morgan Stanley Capital International (EAFE) Index, returned (3.95)% and the Morgan Stanley Capital International World (excl. United States) Index returned (2.84)% for the same period. Notably, much of the benchmark's decline was due to the strength of the U.S. dollar against the euro, the yen, and the British pound.

[GRAPHIC]
Strategy Review
On the whole, our intention is to own stocks of companies whose long-term future growth in cash earnings is greater than its current price in relation to current cash earnings. This valuation discipline led us to sell many TMT stocks in February and early March as the rise in share prices could no longer be justified by the long-term growth of these stocks. In retrospect, our timing was good, in that we were able to sell into a rising price environment and buy stocks that were not yet within the focus of many investors.

[GRAPHIC]
Outlook
U.S. monetary authorities have been concerned about the strength of the U.S. economy for some time now, and Fed Chairman Alan Greenspan has warned about "irrational exuberance" within the stock markets. Though recent interest rate hikes have slowed the markets somewhat, it is too early to tell whether the U.S. economy will be subject to further interest rate hikes or not. In the event rates are bumped, liquidity will inevitably be reduced across all markets. Given all that, we continue to take a cautious stance on stocks. In any event, we believe our discipline of concentrating on stocks that are attractively priced relative to their long-term growth will continue to create value.


/s/ Ralph Layman
----------------
RALPH LAYMAN
WRL GE International Equity
Portfolio Manager

The views expressed in this commentary on WRL GE International Equity reflect those of the portfolio manager through the period ended June 30, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

28  |  WRL Series Fund, Inc.

                                                                       [GRAPHIC]
                                                                       [GE LOGO]

 Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc.
  WRL GE International Equity, the Morgan Stanley Capital International (EAFE)
           Index, and the Morgan Stanley Capital International World
                          (excl. United States) Index

           Portfolio Average Annual Total Return
       -----------------------------------------------
        1 Year   5 Years   10 Years   From Inception
       -----------------------------------------------
        24.08 %     N/A        N/A        12.76 %


[GRAPHIC]
WRL GE International
Equity                       $ 15,208

[GRAPHIC]
MS Cap. Intl.
(EAFE)                       $ 15,016

[GRAPHIC]
MS Cap. Intl.
World (Excl. US)             $ 15,225

[BAR CHART APPEARS HERE]

1/2/97*  1997  1998  1999  6/30/00
PLEASE FILL IN PLOT POINTS

We continue to take a cautious stance on stocks.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

------------------------------------------------
Five Largest Holdings (% of Net Assets)
Taiwan Semiconductor Manufacturing
   Co. Ltd. - ADR                       2.95 %
Axa                                     2.62 %
Canon Inc.                              2.48 %
BAE Systems PLC                         2.46 %
Koninklijke Philips Electronics NV      2.44 %
------------------------------------------------

------------------------------------------------
Five Largest Industries (% of Net Assets)
Telecommunications                     11.88 %
Electronic Components & Accessories     9.92 %
Commercial Banks                        9.46 %
Electronic & Other Electric Equipment   5.86 %
Insurance                               4.76 %
------------------------------------------------

Equity Matrix
INVESTMENT STYLE
[GRAPHIC]

Equity Matrix

Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks.

 This material must be preceded or accompanied by the Funds current prospectus.
   International investing involves risks that include currency fluctuations, political instability, and different accounting standards.

                                                  2000 Semi-Annual Report  |  29

WRL GE U.S. Equity
For the period ended June 30, 2000
 ...seeks long-term growth of capital.

[GRAPHIC]
Market Environment
After an extended cycle of good performance, this period was a tough one, especially for technology stocks. Despite a negative return for the sector, the portfolio was helped by its underweighting and solid stock selection. The consumer staple sector also contributed to performance with healthcare issues helping the most. Financial stocks had a difficult time due to rising interest rates, but good stock selection helped the sector to contribute positively to performance. Two sectors detracted from performance this period: consumer cyclicals and capital goods. Both sectors were hit hard as investors realized the Federal Reserve Board ("Fed") was going to remain vigilant about inflation and consequently the economy is likely to slow relative to the first quarter.

[GRAPHIC]
Performance
For the six months ended June 30, 2000, the portfolio produced a total return of
0.12 %. The portfolio's benchmark, the Standard and Poor's Index of 500 Common Stocks (S&P 500), returned (0.42)% for the same period.

[GRAPHIC]
Strategy Review
While the portfolio's underweighting in technology has been helpful to performance, several individual holdings did well, including Analog Devices, Inc., Intel Corporation, and Applied Materials, Inc. Healthcare issues like Cardinal Health, Inc., Watson Pharmaceuticals, Inc., and Merck & Co., Inc. within the consumer staple sector were standout performers this period. The energy sector also did quite well for us as positive supply/demand characteristics helped most oil related stocks. Schlumberger Limited and Baker Hughes, Inc. were up 34 % and 53 %, respectively, over the six-month period.

For the year, the consumer cyclical and capital goods sectors performed poorly amid rising interest rates and the prospects of an economic slowdown. Retailers such as Lowe's Companies, Inc., media/broadcasters such as Comcast Corporation, and newspaper publishers such as Gannett Co., Inc. all hindered performance this period. Capital goods stocks like Textron, Inc. did poorly because of the potential for an economic slowdown. Overall, the environment was volatile and dynamic for the first half of the year.

[GRAPHIC]
Outlook
In general, the earnings for S&P 500 companies were very good for 1999, coming in at a 14 % growth rate over 1998. The 2000 consensus earnings estimate for the S&P 500 is now approaching 11 %, and 2001 consensus earnings are estimated to be up approximately 8 %. Offsetting this positive outlook in the short term, however, is the Fed's commitment to containing any inflationary pressures through rate increases.

Still, we believe companies should produce healthy earnings over the next few quarters, and the U.S. economy's strong underpinnings are encouraging for the long term. The stock market, meanwhile, will continue to be volatile, although this could be beneficial if the speculative excesses are eliminated. With the portfolio broadly diversified in high-quality, reasonably valued stocks, we believe it is well positioned for the volatility that we expect for the remainder of the year.


/s/ Eugene K. Bolton
--------------------
EUGENE K. BOLTON
WRL GE U.S. Equity
Portfolio Manager

The views expressed in this commentary on WRL GE U.S. Equity reflect those of the portfolio manager through the period ended June 30, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

30  |  WRL Series Fund, Inc.

                                                                       [GRAPHIC]
                                                           [GE INVESTMENTS LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL GE U.S. Equity and the Standard and Poor's Index of 500 Common Stocks

            Portfolio Average Annual Total Return
       -------------------------------------------------
        1 Year  5 Years   10 Years      From Inception
       -------------------------------------------------
         4.51 %   N/A       N/A            19.28 %

[GRAPHIC]
WRL GE U.S. Equity           $ 18,502

[GRAPHIC]
S&P 500                      $ 20,668

[BAR CHART APPEARS HERE]

1/2/97*  1997  1998  1999  6/30/00
PLEASE FILL IN PLOT POINTS

We believe companies should produce healthy earnings over the next few quarters.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

Five Largest Holdings (% of Net Assets)
Intel Corporation                       4.12 %
Citigroup Inc.                          3.71 %
Merck & Co., Inc.                       2.64 %
Microsoft Corporation                   2.52 %
First Data Corporation                  2.28 %

Five Largest Industries (% of Net Assets)
Pharmaceuticals                        12.36 %
Telecommunications                      7.81 %
Electronic Components & Accessories     6.97 %
Computer & Office Equipment             6.96 %
Commercial Banks                        6.77 %

Equity Matrix
Investment Style
[GRAPHIC]

Equity Matrix
Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus.

                                                  2000 Semi-Annual Report  |  31

WRL Third Avenue Value
For the period ended June 30, 2000
 ...seeks long-term capital appreciation.

[GRAPHIC]
Market Environment
While overall performance across the first half of the year was good, numbers for the second quarter were relatively flat. Though volatility in the technology sector depressed results for the portfolio, we benefited from the improved performance of our Japanese securities holdings and several resource conversion activities.

[GRAPHIC]
Performance
For the six months ended June 30, 2000, WRL Third Avenue Value produced an attractive total return of 23.15 %. By comparison, the portfolio's benchmark the Standard and Poor's Index of 500 Common Stocks returned (0.42)% for the same period.

[GRAPHIC]
Strategy Review
The portfolio performed remarkable well despite the difficulties of the general market. In many cases, our successes come in the form of resource conversion activities such as mergers and acquisitions, recapitalizations, and massive share repurchases. Moreover, we believe corporate value is dynamic. If we are investing in the right companies, business value should increase over time as the company benefits from increased operational and financial strength. This plays into our strategy as a buy and hold investor and also maximizes tax efficiency for the portfolio.

The portfolio benefited this period from several resource conversion events. Protocol Systems, Inc. announced that it had agreed to be acquired by Welch Alyn, Inc. for $ 16.00 per share in cash, a substantial premium over our cost basis of $ 9.11 per share. In addition, we added ACT Networks, Inc. to the portfolio as a risk arbitrage play. The company ultimately agreed to be acquired by Clarent Corp. in a stock-for-stock deal, subject to a collar providing a value of between $ 14 and $ 18 of Clarent Corp. common stock per ACT Networks, Inc. share. The transaction is expected to close in the third quarter of 2000. Volatility in the technology sector provided us an opportunity to acquire ACT Networks, Inc. common stock at less than $ 11.00 per share, a potential annualized internal rate of return of around 60 %.

Another portfolio holding, Enhance Financial Services Group, Inc., announced the retention of Morgan Stanley to explore strategic alternatives, ranging from the sale of one or more of its specialty businesses to an all-out sale of the company. And, finally, Arch Capital Group Ltd. (a.k.a. Risk Capital Holdings, Inc.) consummated the sale of its reinsurance operations to FolksAmerica Reinsurance Co. The company is now essentially a closed-end investment trust, trading at a substantial discount to net asset value. Additional resource conversion events are likely forthcoming.

[GRAPHIC]
Outlook
Looking forward, in keeping with our "safe and cheap" philosophy, we continue to see value in the financial, real estate, and health care sectors. The quality of our existing holdings, meanwhile, remains solid.


/s/ Martin J. Whitman
---------------------
Martin J. Whitman
WRL Third Avenue Value
Portfolio Manager

The views expressed in this commentary on WRL Third Avenue Value reflect those of the portfolio manager through the period ended June 30, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

32  |  WRL Series Fund, Inc.

                                                                       [GRAPHIC]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL Third Avenue Value and the Standard and Poor's Index of 500 Common Stocks

           Portfolio Average Annual Total Return
       ---------------------------------------------
        1 Year   5 Years   10 Years   From Inception
       ---------------------------------------------
        36.96 %    N/A        N/A        12.05 %


[GRAPHIC]
WRL Third Avenue
    Value          $ 13,276

[GRAPHIC]
S&P 500            $ 15,497

[BAR CHART APPEARS HERE]

1/2/98*  1998  1999  6/30/00
PLEASE FILL IN PLOT POINTS

The portfolio performed remarkable well despite the difficulties of the general market.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

-----------------------------------------------
Five Largest Holdings (% of Net Assets)
Ford Credit Auto Owner Trust
    1998-C 5.81%, 03/15/2002             3.51 %
FSI International, Inc.                  3.47 %
Silicon Valley Group, Inc.               3.16 %
Enhance Financial Services Group, Inc.   3.12 %
Nabors Industries, Inc.                  3.08 %
-----------------------------------------------

-----------------------------------------------
Five Largest Industries (% of Net Assets)
Insurance                               22.26 %
Industrial Machinery & Equipment        16.40 %
Electronic Components & Accessories      5.08 %
Automotive                               3.51 %
Oil & Gas Extraction                     3.08 %
-----------------------------------------------

Equity Matrix
Investment Style
[GRAPHIC]

Equity Matrix
Value: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Small Capitalization: Smallest 80 % of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus. Companies with small capitalization have the potential for greater volatility than companies with large capitalization. The limited volume and trading frequency of small-capitalized stocks may result in substantial price deviation. Further, companies with small capitalization may experience more significant growth and failure rates.

                                                  2000 Semi-Annual Report  |  33

WRL J.P. Morgan Real Estate Securities
For the period ended June 30, 2000
 ...seeks long-term total return.

[GRAPHIC]
Market Environment
Continued turmoil in the stock market in general and technology stocks in particular finally turned the heads of investors toward the old economy, including real estate. Recent mutual fund inflows and increased trading volumes signal a renewed interest in this previously maligned sector as investors focus on strong cash flows and steady growth.

Although there is always the danger of a recession in a rising interest rate environment, real estate investment trusts (REITs) remain attractive for several reasons. As the cost of borrowing increases, new supply of real estate should slow. In the apartment sector, rising mortgage rates benefit REITs by slowing new supply and delaying single family home purchases. Of course, the cost of financing will rise for REITs as well but most companies have secured longer term financing and are less vulnerable to rising rates than other interest rate sensitive sectors such as utilities.

[GRAPHIC]
Performance
For the six months ended June 30, 2000, the portfolio produced a total return of
15.24 %. By comparison, the Morgan Stanley REIT Index gained 13.31 % for the same period. For further comparison, the Russell 2000 Index was up 3.04 %, the Standard and Poor's Index of 500 Common Stocks returned (0.42)%, and the NASDAQ lost 2.46 %.

[GRAPHIC]
Strategy Review
Almost all REIT industries reported positive performance during the first six months of 2000. Only outlet centers, which are suffering from more fundamental issues, posted negative returns. Our overweightings in regional mall, apartment, and industrial companies generated positive returns. Regional mall performance was bolstered by waning fears of Internet retail leading to the obsolescence of traditional shopping centers. From a long-term perspective, however, we believe the Internet does pose problems for mall owners but the near term impact of e-tailing on mall sales appears to have been overblown. Top performing companies included MeriStar Hospitality Corporation and BRE Properties, Inc.

Performance was also boosted by overweighted positions in MeriStar Hospitality Corporation, National Golf Properties, Inc. and ProLogis Trust, all of which out-performed the benchmark by substantial amounts. MeriStar Hospitality Corporation, a hotel REIT, posted surprisingly strong returns reflecting underlying strength in that sector. Although the hotel sector continues to provide positive surprises, we expect sentiment to turn negative as investors begin to focus on 2001 new room supply coupled with the likelihood of slowing demand.

Relatively negative contributions to performance came from the portfolios underweightings in several outperforming companies, such as CarrAmerica Realty Corporation, AMB Property Corporation and Boston Properties, Inc.

[GRAPHIC]
Outlook
We remain cautiously optimistic for continued solid performance in the REIT sector. The one cloud overhanging this market is a collective investor fear that companies will begin to issue equity again. To date, in our discussions with senior management of a number of REITs, the general theme has been to sell assets, buy back shares and add shareholder value. Those are the phrases we want to hear until we feel certain this group has learned its lessons. Although a substantial portion of the discount to net asset value in this sector has been erased, we see no fundamental reason for the market to head in the opposite direction from here.


/s/ Daniel P. O'Connor
---------------------
DANIEL P. O'CONNOR
WRL J.P. Morgan Real Estate Securities
Portfolio Manager

The views expressed in this commentary on WRL J.P. Morgan Real Estate Securities reflect those of the portfolio manager through the period ended June 30, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

34  |  WRL Series Fund, Inc.

                                                                       [GRAPHIC]
                                                    [J.P.Morgan Investment LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL J.P. Morgan Real Estate Securities and the Morgan Stanley REIT Index

           Portfolio Average Annual Total Return
      -----------------------------------------------
        1 Year   5 Years   10 Years    From Inception
      -----------------------------------------------
         5.53 %    N/A       N/A         (2.66) %


[GRAPHIC]
WRL J.P. Morgan Real
    Estate Securities      $ 9,433

[GRAPHIC]
Morgan Stanley REIT        $ 9,384

[BAR CHART APPEARS HERE]

5/1/98*  1998  1999  6/30/00
PLEASE FILL IN PLOT POINTS

Almost all REIT industries reported positive performance during the first six months of 2000.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

-----------------------------------------------
Five Largest Holdings (% of Net Assets)
Equity Office Properties Trust          9.79 %
ProLogis Trust                          5.88 %
Equity Residential Properties Trust     5.45 %
Public Storage, Inc.                    4.45 %
Vornado Realty Trust                    4.21 %
-----------------------------------------------

-----------------------------------------------
Five Largest Industries (% of Net Assets)
Office Property                        22.57 %
Apartments                             21.52 %
Warehouse                              11.56 %
Shopping Center                        11.36 %
Regional Mall                          10.64 %
-----------------------------------------------

Equity Matrix
Investment Style
[GRAPHIC]

Equity Matrix
Value: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus. Because non-diversified funds invest a substantial proportion of their assets in a limited number of securities within a specific industry, they may suffer greater volatility as a result of an economic, political, or regulatory event than diversified funds would. Risks associated with REITs include fluctuations in the value of real estate, extended vacancies, and uninsured damage losses from natural disasters.

                                                  2000 Semi-Annual Report  |  35

WRL Goldman Sachs Growth
For the period ended June 30, 2000
 ...seeks long-term growth of capital.

[GRAPHIC]
Market Environment
2000 has proved to be a choppy year thus far, as the market continues to experience significant volatility. Inflationary concerns heightened as oil prices soared and labor markets tightened. Investors also decided that many technology and Internet-related issues were overpriced, shifting money out of these sectors and into perceived safe havens such as drug and healthcare companies. Interest rate hikes in February, March, and May helped fuel volatility, as the Federal Reserve Board ("Fed") moved to slow the U.S. economy. The economy did indeed begin to show signs of cooling, including a weaker-than-expected unemployment report and slower retail activity. The market was relieved when the Fed left rates unchanged at the June 28th meeting.

[GRAPHIC]
Performance
For the six months ended June 30, 2000, the WRL Goldman Sachs Growth posted a return of 1.36 %, outperforming its benchmark, the Standard and Poor's Index of 500 Common Stocks, which returned (0.42)% for the same period.

[GRAPHIC]
Strategy Review
The portfolio's relatively good performance was primarily a result of strong stock picking in the healthcare sector coupled with a general underweighting in technology stocks. One notable detractor from performance was our holding in Microsoft Corporation, which was burdened by the court's ruling to breakup the company. Overall, the Growth Equity team believes the portfolio can participate in the growth of the technological revolution without necessarily taking on all of the risk associated with many of the "dot-coms."

In the healthcare sector, pharmaceutical giant Pfizer Incorporated contributed to returns and closed on its purchase of Warner-Lambert Company. The acquisition will position Pfizer Incorporated with one of the industrys deepest pipelines and R&D budgets. Eli Lilly and Company also had strong performance after the company announced it would be halting further testing of a drug to treat sepsis, a blood infection, lifting hopes that the drug would be submitted for regulatory approval sooner than expected.

In the consumer staples area, Nabisco Group Holdings Corp. was up significantly when it was announced that Philip Morris Companies Inc. would be buying the company. The purchase will fill a gap in Philip Morris Companies Inc.'s vast Kraft Foods area, bolstering the company as the world's No. 2 food company. After that sale is completed, R.J. Reynolds Tobacco Holdings, Inc. will buy Nabisco Group Holdings Corp., which now owns 80.6 % of the foodmaker.

[GRAPHIC]
Outlook
While we neither make nor rely on economic forecasts to make investment decisions, we are generally bullish on growth in the U.S. economy. Over the last decade, technological advances have enhanced global communication and provided significant benefits to both consumers and businesses. We believe those companies that adopt a smart business strategy will continue to benefit from this trend over the long term. Generally, these are companies with recurring revenue streams that have established barriers to entry, enabling them to dominate their particular sector or industry. Throughout the investment process, we continue to focus on the core business franchise, quality of management, and free cash flow, along with favorable demographic trends. We believe that the enduring competitive advantage of the companies we ownbased on the criteria mentioned abovewill withstand even an uncertain market environment.

/s/ Herbert E. Ehlers
---------------------
Herbert E. Ehlers
WRL Goldman Sachs Growth
PORTFOLIO MANAGER

The views expressed in this commentary on WRL Goldman Sachs Growth reflect those of the portfolio manager through the period ended June 30, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

36  |  WRL Series Fund, Inc.

                                                                       [GRAPHIC]
                                                            [Goldman Sachs LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL Goldman Sachs Growth and the Standard and Poor's Index of 500 Common Stocks

           Portfolio Average Annual Total Return
     ------------------------------------------------
        1 Year  5 Years   10 Years   From Inception
     ------------------------------------------------
        14.96 %    N/A       N/A         16.24 %


[GRAPHIC]
WRL Goldman Sachs
Growth                     $ 11,910

[GRAPHIC]
S&P 500                    $ 11,053

[BAR CHART APPEARS HERE]

5/3/99*  1999  6/30/00
PLEASE FILL IN PLOT POINTS

We believe that the enduring competitive advantage of the companies we own will withstand even an uncertain market environment.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

-----------------------------------------------
Five Largest Holdings (% of Net Assets)
Standard & Poor's 500
    Depositary Receipt                  4.03 %
General Electric Company                3.77 %
Intel Corporation                       3.35 %
Microsoft Corporation                   3.26 %
Cisco Systems, Inc.                     3.20 %
-----------------------------------------------

-----------------------------------------------
Five Largest Industries (% of Net Assets)
Pharmaceuticals                         9.52 %
Computer & Data Processing Services     8.77 %
Computer & Office Equipment             8.68 %
Telecommunications                      7.88 %
Electronic Components & Accessories     5.22 %
-----------------------------------------------

Equity Matrix
Investment Style
[GRAPHIC]

Equity Matrix
Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus.

                                                    2000 Semi-Annual Report | 37

WRL Goldman Sachs Small Cap
For the period ended June 30, 2000
 ...seeks long-term growth of capital.

[GRAPHIC]
Market Environment
The market environment this period has been the most volatile since the inception of the portfolio. Daily high/low spreads in market indexes have been much higher than average, while the NASDAQ Composite changed by 1 % or more from the prior day's close every day this year (as compared to about 58 % of the days for the prior five years). The market seemed to have trouble making up its mind which kind of stocks it preferredthe spread in returns between small-cap growth and small-cap value stocks experienced near-record high and near-record low monthly values within the six-month period.

[GRAPHIC]
Performance
For the six months ended June 30, 2000, WRL Goldman Sachs Small Cap posted a return of 3.20 %, outperforming the Russell 2000 Index, which posted a return of
3.04 %.

[GRAPHIC]
Strategy Review
Our quantitative process seeks out stocks with good momentum that also appear to be good values. We tend to prefer stocks favored by fundamental research analysts and lower volatility stocks with a below-average probability of reporting disappointing earnings. Over the long term, these factors have led to excess returns, although they typically do not all work well simultaneously. Most recently, during the second quarter, our value, momentum, and stability themes produced positive returns among small-cap stocks.

The portfolio seeks sector weightings and distribution among size categories close to those of the Russell 2000 Index. Recently, a number of our stock selections on a sector basis outperformed those of the benchmark, most notably in the healthcare, technology, consumer services, and commercial services sectors. Only our financial stocks lagged.

[GRAPHIC]
Outlook
We intend to maintain our disciplined, long-term approach to equity investing despite possible continued volatility in the U.S. equity markets throughout the remainder of 2000. In fact, we believe that careful risk management such as that which defines our process, is of paramount importance in such a volatile environment, when small bets can have larger than expected consequences. We continue to believe that through our combined qualitative and quantitative strategy for selecting stocks, we have the potential to generate solid long-term returns for the portfolio's investors.

/s/ Robert C. Jones
-------------------
Robert C. Jones
WRL Goldman Sachs Small Cap
Portfolio Manager

The views expressed in this commentary on WRL Goldman Sachs Small Cap reflect those of the portfolio manager through the period ended June 30, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

38  |  WRL Series Fund, Inc.

                                                                       [GRAPHIC]
                                                            [Goldman Sachs LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL Goldman Sachs Small Cap and the Russell 2000 Index

           Portfolio Average Annual Total Return
       ----------------------------------------------
        1 Year  5 Years   10 Years    From Inception
       ----------------------------------------------
        13.64 %    N/A       N/A           18.33 %


[GRAPHIC]
WRL Goldman Sachs
    Small Cap              $ 12,159

[GRAPHIC]
Russell 2000               $ 12,124

[BAR CHART APPEARS HERE]

5/3/99*  1999  6/30/00
PLEASE FILL IN PLOT POINTS

The market seemed to have trouble making up its mind which kind of stocks it preferred.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

-------------------------------------------------
Five Largest Holdings (% of Net Assets)
Broadvision, Inc.                        0.93 %
Millennium Pharmaceuticals, Inc.         0.91 %
Mercury Interactive Corporation          0.78 %
Micromuse Inc.                           0.66 %
Quest Diagnosis, Inc.                    0.60 %
-------------------------------------------------

-------------------------------------------------
Five Largest Industries (% of Net Assets)
Computer & Data Processing Services     10.07 %
Electronic Components & Accessories      8.61 %
Pharmaceuticals                          6.73 %
Holding & Other Investment Offices       4.07 %
Industrial Machinery & Equipment         3.78 %
-------------------------------------------------

Equity Matrix
Investment Style
[GRAPHIC]

Equity Matrix
Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Small Capitalization: Smallest 80 % of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus. Small-cap securities involve certain risks described in the prospectus that should be considered carefully before investing. Companies with small capitalization have the potential for greater volatility than companies with large capitalization. The limited volume and trading frequency of small-capitalized stocks may result in substantial price deviation. Further, companies with small capitalization may experience more significant growth and failure rates than companies with large capitalization.

                                                  2000 Semi-Annual Report  |  39

WRL T. Rowe Price Dividend Growth
For the period ended June 30, 2000
 ...seeks to provide an increasing level of dividend income, long-term capital appreciation, and reasonable current income.

[GRAPHIC]
Market Environment
U.S. markets surged during the first two and a half months of the year, fueled by investor enthusiasm for technology stocks. Stocks fell sharply beginning in mid-March, however, as investors finally reacted to the sky-high tech valuations and the ongoing series of interest rate hikes by the Federal Reserve Board ("Fed"). The Fed raised short-term interest rates another three times this period in an effort to lessen inflationary pressures in the economy. Although the tech-heavy NASDAQ Composite posted the largest drop, stocks outside the sector also suffered.

[GRAPHIC]
Performance
WRL T. Rowe Price Dividend Growth performed well during this volatile period, posting positive returns and handily outdistancing its benchmark. For the six months ended June 30, 2000, the portfolio produced a return of 2.16 % while the Standard and Poor's Index of 500 Common Stocks ("S&P 500") returned (0.42)%. By further comparison, the Russell 1000 Value Index returned (4.23)%, for the same period.

[GRAPHIC]
Strategy Review
The portfolio's solid performance was a result of both strategy and individual stock selection. Our focus on companies with consistent growth in earnings and dividends limited our exposure to the highflying tech sector and thus spared us the worst of the sector's swoon. Although large-company stocks also lost ground in the downturn, investors' attention returned to stocks with stronger fundamentals, a welcome change after months of blue chip neglect. At the same time, strong returns from some of our top holdings helped us to outperform our benchmark indexes and our average peer fund.

Performance was led by our financial and consumer non-durable holdings. Top contributors from the financial sector included Waddell & Reed Financial, Inc., a regional money management company, The Bank of New York Company, Inc., and insurer ACE Limited. Pharmaceutical companies American Home Products Corporation, Pfizer Incorporated, and Warner-Lambert Company (which was acquired by Pfizer Incorpoarted in a deal completed in June) were also major positive contributors. Other strong performers included Hewlett-Packard Company and PepsiCo, Inc. Disappointing holdings included media giant Tribune Company and telephone services companies Sprint Corporation (FON Group) and ALLTEL Corporation.

The market drop allowed us to add positions in a number of solid companies at attractive prices, including such technology giants as Microsoft Corporation and America Online, Inc., and telecommunications companies Vodafone AirTouch PLC and Nortel Networks Corporation. Although these new positions increased our tech exposure, the portfolio remains well below the tech weighting of the S&P 500. We also added home products retailer Lowe's Companies, Inc. and United Technologies Corporation.

[GRAPHIC]
Outlook
Although the economy showed signs of slowing at the end of June, the Fed may raise rates further in the months to come. As long as the Fed continues to tighten, stocks are unlikely to stage a major advance. But the downturn has eliminated some excesses in the market and refocused attention on fundamentally sound companies; a continuation of this trend should be positive for the portfolio. We hold many attractively priced stocks and believe that owning stocks of companies with strong earnings and dividend growth will provide attractive long-term returns for shareholders.

/s/ Thomas J. Huber
-------------------
Thomas J. Huber
WRL T. Rowe Price Dividend Growth
Portfolio Manager

The views expressed in this commentary on WRL T. Rowe Price Dividend Growth reflect those of the portfolio manager through the period ended June 30, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

40  |  WRL Series Fund, Inc.

                                                                       [GRAPHIC]
                                                            [T. Rowe Price LOGO]

 Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc.
   WRL T. Rowe Price Dividend Growth and the Standard and Poor's Index of 500
                                 Common Stocks

            Portfolio Average Annual Total Return
       ------------------------------------------------
        1 Year     5 Years   10 Years    From Inception
       ------------------------------------------------
        (5.96) %     N/A       N/A          (4.67) %


[GRAPHIC]
WRL T. Rowe Price
Dividend Growth            $  9,460

[GRAPHIC]
S&P 500                    $ 11,053

[BAR CHART APPEARS HERE]

5/3/99*  1999  6/30/00
PLEASE FILL IN PLOT POINTS

Our focus on companies with consistent growth in earnings and dividends limited our exposure to the highflying tech sector.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

-------------------------------------------------
Five Largest Holdings (% of Net Assets)
Pfizer Incorporated                     3.66 %
Citigroup Inc.                          2.50 %
Waddell & Reed Financial, Inc. -
    Class B                             2.33 %
Exxon Mobil Corporation                 2.10 %
American Home Products Corporation      1.84 %
-------------------------------------------------

-------------------------------------------------
Five Largest Industries (% of Net Assets)
Pharmaceuticals                         9.44 %
Commercial Banks                        7.91 %
Petroleum Refining                      7.61 %
Holding & Other Investment Offices      7.17 %
Telecommunications                      6.62 %
-------------------------------------------------

Equity Matrix
INVESTMENT STYLE
[GRAPHIC]

Equity Matrix
Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Large Capitalization: Largest 5% of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus.

                                                  2000 Semi-Annual Report  |  41

WRL T. Rowe Price Small Cap
For the period ended June 30, 2000
(unaudited)
 ...seeks long-term growth of capital.

[GRAPHIC]
Market Environment
U.S. markets surged during the first two and a half months of the year, fueled by investor enthusiasm for technology stocks. Stocks fell sharply beginning in mid-March, however, as investors finally reacted to the sky-high tech valuations and the ongoing series of interest rate hikes by the Federal Reserve Board ("Fed"). The Fed raised short-term interest rates another three times this period in an effort to lessen inflationary pressures in the economy. Although the tech-heavy NASDAQ Composite posted the largest drop, stocks outside the sector also suffered. After a period of extreme volatility, tech stocks rallied again in June.

[GRAPHIC]
Performance
Despite the second quarter sell-off, the portfolio posted solid returns for the period, easily outpacing its benchmark. For the six months ended June 30, 2000, WRL T. Rowe Price Small Cap gained 7.08 %, while the Russell 2000 Index gained
3.04 %. The large-cap Standard and Poor's Index of 500 Common Stocks returned (0.42)% for the same period.

[GRAPHIC]
Strategy Review
As the tech correction continued during April and May, the so-called new economy stocks suffered most as investors sought out companies with stronger fundamentals. Small-company stocks trailed large-caps during this period, and across the capitalization spectrum, value investment styles fared better than growth. Our overall investment strategy tends to be more conservative than that of many small-cap growth funds, which aided returns during this volatile period, as did our broad diversification.

Overall, technology and biotech companies were strong contributors to fund returns. Our top holdings for the period included semiconductor developers Burr-Brown Corporation and GlobeSpan Semiconductor, Inc. The biotech sector also performed strongly, led by Techne Corporation, which makes controls that check the accuracy of instruments used by biotech researchers, and Inhale Therapeutic Systems, Inc., which is developing systems through which patients can inhale medications, including insulin. Other top performers included Plexus Corp., a maker of printed circuit boards and other high-tech products, Powerwave Technologies, Inc., a manufacturer of wireless communications equipment, and Quanta Services, Inc., which provides electrical contracting services, including cellular telephone microwave towers.

The second quarter small-cap sell-off did present the opportunity to take new positions at reasonable prices. New holdings included data-storage maker SanDisk Corporation, alternative local phone provider Intermedia Communications, Inc., chemical manufacturer Cambrex Corporation, and pharmaceutical company PolyMedica Industries, Inc.

[GRAPHIC]
Outlook
We continue to be optimistic about the prospects for small-cap stocks. Although a major market advance is unlikely until the Fed has finished raising rates, the economy has begun to show signs of slowing, which means the end of the rate-hike cycle could be near. Despite the high level of market volatility, small-caps have outperformed large-caps so far this year. Moreover, the correction has wrung much of the excess from the market, especially in Internet stocks, allowing us to add solid holdings at good prices. Investor focus appears to have shifted to companies with stronger fundamentals, which should benefit our more conservative approach.

/s/ Richard T. Whitney
----------------------
Richard T. Whitney
WRL T. Rowe Price Small Cap
Portfolio Manager

The views expressed in this commentary on WRL T. Rowe Price Small Cap reflect those of the portfolio manager through the period ended June 30, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

42  |  WRL Series Fund, Inc.

                                                                       [GRAPHIC]
                                                            [T. Rowe Price LOGO]

 Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc.
             WRL T. Rowe Price Small Cap and the Russell 2000 Index

           Portfolio Average Annual Total Return
       ----------------------------------------------
        1 Year   5 Years   10 Years    From Inception
       ----------------------------------------------
        32.41 %    N/A       N/A          40.39 %


[GRAPHIC]
WRL T. Rowe Price
    Small Cap              $ 14,830

[GRAPHIC]
Russell 2000               $ 12,124

[BAR CHART APPEARS HERE]

5/3/99*  1999  6/30/00
PLEASE FILL IN PLOT POINTS

Our overall investment strategy tends to be more conservative which aided returns during this volatile period.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

------------------------------------------------
Five Largest Holdings (% of Net Assets)
Burr-Brown Corporation                   0.77 %
Techne Corporation                       0.77 %
Diamond Technology Partners
    Incorporated                         0.74 %
Polycom, Inc.                            0.71 %
Northeast Optic Network, Inc.            0.70 %
------------------------------------------------

------------------------------------------------
Five Largest Industries (% of Net Assets)
Computer & Data Processing Services     13.50 %
Electronic Components & Accessories     13.20 %
Communications Equipment                 6.66 %
Pharmaceuticals                          5.49 %
Computer & Office Equipment              4.98 %
------------------------------------------------

Equity Matrix
Investment Style
[GRAPHIC]

Equity Matrix
Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Small Capitalization: Smallest 80 % of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus. Small-cap securities involve certain risks described in the prospectus that should be considered carefully before investing. Companies with small capitalization have the potential for greater volatility than companies with large capitalization. The limited volume and trading frequency of small-capitalized stocks may result in substantial price deviation. Further, companies with small capitalization may experience more significant growth and failure rates than companies with large capitalization.

                                                  2000 Semi-Annual Report  |  43

WRL Salomon All Cap
For the period ended June 30, 2000
 ...seeks capital appreciation.

[GRAPHIC]
Market Environment
The equity markets incurred increased volatility over the first half of the year. Though the technology sector enjoyed considerable momentum until March, this momentum came at the expense of "old economy" sectors, including consumer, financials, and pharmaceuticals. By the middle of March, the tide had turned, the market rotating out of technology and into broader, undervalued sectors. Specifically, defensive sectors like energy, financials, healthcare and consumer staples benefited as investors continued to worry about the Federal Reserve Boards reaction to inflationary pressures.

[GRAPHIC]
Performance
For the six-month period ended June 30, 2000, WRL Salomon All Cap returned 16.28 %, significantly outperforming its benchmark, the Russell 3000 Index, which returned 0.95 %. This outperformance was primarily due to stock selection, particularly in the old economy companies. The portfolio's flexibility came in handy this period, as we were able to significantly increase positions in long-term growth sectors like consumer and pharmaceuticals despite technology being the flavor of the day.

[GRAPHIC]
Strategy Review
Throughout the period, we added to our positions in the consumer staples, consumer cyclical, and energy sectors. While the portfolio remains overweighted in old economy companies relative to new economy issuers, many of these names are transitioning their businesses by adopting new technologies and ways of doing business.

Our technology weightings are still underweighted relative to the market but we've been adding to positions during the recent decline. In telecommunications, we continue to believe that Verizon Communications, Inc. has a very attractive risk/reward profile. Our energy holdings also paid off during the period, leading us to trim positions selectively. In healthcare, we added to some large-cap pharmaceutical positions. Lastly, the portfolio maintains a diversified blend of growth and value as well as large and small/mid cap stocks.

[GRAPHIC]
Outlook
The market has started to rotate out of the momentum sectors, including technology, telecommunications, and biotechnology, producing significant profits for many of our positions. As we expected, the market has broadened into a variety of sectors that had previously lagged. We expect many of these stocks to build on their gains, particularly the high quality companies. In the end, we believe that better quality companies will leverage off the efficiencies generated by today's massive deployment of technology to gain market share and boost growth rates. To WRL Salomon All Cap's ultimate benefit, we believe these companies will be the winners in the new economy.

/s/ Ross S. Margolies     /s/ Robert M. Donahue, Jr.
---------------------     --------------------------
    Ross S. Margolies         Robert M. Donahue, Jr.

               WRL Salomon All Cap
              Co-Portfolio Managers

The views expressed in this commentary on WRL Salomon All Cap reflect those of the portfolio managers through the period ended June 30, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

44  |  WRL Series Fund, Inc.

                                                                       [GRAPHIC]
                                                          [Salomon Brothers
                                                          ----------------------
                                                          Asset Management LOGO]

 Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc.
                 WRL Salomon All Cap and the Russell 3000 Index

            Portfolio Average Annual Total Return
       -----------------------------------------------
        1 Year   5 Years   10 Years     From Inception
       -----------------------------------------------
        25.01 %    N/A       N/A           28.97 %


[GRAPHIC]
WRL Salomon
    All Cap                $ 13,438

[GRAPHIC]
Russell 3000               $ 11,295

[BAR CHART APPEARS HERE]

5/3/99*  1999  6/30/00
PLEASE FILL IN PLOT POINTS

The portfolio's flexibility came in handy this period.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

----------------------------------------------
Five Largest Holdings (% of Net Assets)
Safeway Inc.                            4.18 %
Nabisco Group Holdings Corp.            3.97 %
Federated Department Stores, Inc.       3.47 %
Hormel Foods Corporation                3.11 %
Costco Wholesale Corporation            3.07 %
----------------------------------------------

----------------------------------------------
Five Largest Industries (% of Net Assets)
Telecommunications                      9.84 %
Food & Kindred Products                 9.20 %
Food Stores                             6.40 %
Commercial Banks                        6.34 %
Computer & Office Equipment             5.75 %
----------------------------------------------

Equity Matrix
Investment Style
[GRAPHIC]

Equity Matrix
Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus.

                                                  2000 Semi-Annual Report  |  45

WRL Pilgrim Baxter Mid Cap Growth
For the period ended June 30, 2000
 ...seeks capital appreciation.

[GRAPHIC]
Market Environment
Without question, the most significant event for the equity markets this period was volatility. Whether it was caused by an aggressively restrictive Federal Reserve Board or valuation levels that were unsustainable, by mid-March volatility ruled the day. This was especially evident in the technology sector, which experienced both the biggest run up over the last 18 months and the biggest correction during the two-month sell-off. Overall, though, the first half of 2000 turned out to be a very good period for reasons other than just performance. First, fundamentals of many aggressive growth companies continued to be strong and actually improved throughout the half. Second, rational thinking returned to the market. Investors began to scrutinize business models and we are now past the days when companies attained stratospheric valuations with only a semblance of a business strategy, no real track record, and no visible path to profitability. We believe this is not only healthy for the stock market in the long run, but necessary in order for those companies that possess improving fundamentals and have executed on their business plan to come to the forefront.

[GRAPHIC]
Performance
For the six months ended June 30, 2000, WRL Pilgrim Baxter Mid Cap Growth produced a total return of 22.70 %. The portfolio's performance compares well to its benchmark, the Russell Midcap Growth Index, which returned 12.15 % over the same time period.

[GRAPHIC]
Strategy Review
Several factors led to our favorable results this period. First, growth stocks outperformed value stocks across mid- and large-capitalization stocks. This is evidenced by the 12.15 % return for the Russell Midcap Growth Index versus the (0.69)% for the Russell Midcap Value Index. Second, we were overweighted in the technology and energy sectors when they had among the best returns in the market. Third, our individual stocks in the technology and healthcare sectors outperformed the stocks held in the benchmark. And lastly, the companies represented in the portfolio experienced a minimal number of earnings disappointments this year.

[GRAPHIC]
Outlook
The portfolio continues to have a large weighting in technology, representing nearly 62 % of total assets. Healthcare and energy represent the next largest areas of focus. Overall, the portfolio is dominated by fewer sectors than usual, reflecting an economy that is very narrow in its underlying strengths. For these reasons, the portfolio has the potential to be more volatile than prior quarters. Having said that, though, it would be tough to imagine a six-month period more volatile than what we just experienced. As other sectors become more attractive, we will attempt to provide more diversification.


/s/ Jeffrey A. Wrona
--------------------
Jeffrey A. Wrona
WRL Pilgrim Baxter Mid Cap Growth
Portfolio Manager

The views expressed in this commentary on WRL Pilgrim Baxter Mid Cap Growth reflect those of the portfolio manager through the period ended June 30, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

46  |  WRL Series Fund, Inc.

                                                  [PBHG FUNDS LOGO APPEARS HERE]

 Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc.
     WRL Pilgrim Baxter Mid Cap Growth and the Russell Midcap Growth Index

           Portfolio Average Annual Total Return
       -----------------------------------------------
        1 Year    5 Years  10 Years    From Inception
       -----------------------------------------------
         96.94 %     N/A       N/A        95.91 %

[GRAPHIC]
WRL Pilgrim Baxter
   Mid Cap Growth       $ 21,841

[GRAPHIC]
Russell Midcap
   Growth               $ 15,692

[BAR CHART APPEARS HERE]

5/3/99*        1999      6/30/00
PLEASE FILL IN PLOT POINTS

The portfolio continues to have a large weighting in technology.

* Inception

WRL Pilgrim Baxter Mid Cap Growth had extensive technology holdings, which had exceptional growth during the past 12 months. Investing in technology stocks generally involves greater volatility and risks so an investment in the fund may not be appropriate for everyone.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investors units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

-------------------------------------------------
Five Largest Holdings (% of Net Assets)
Verisign, Inc.                           3.95 %
Redback Networks Inc.                    3.82 %
MRV Communications, Inc.                 3.00 %
Art Technology Group, Inc.               2.94 %
Newport Corporation                      2.79 %
-------------------------------------------------

-------------------------------------------------
Five Largest Industries (% of Net Assets)
Computer & Data Processing Services     28.73 %
Electronic Components & Accessories     15.76 %
Communications Equipment                 8.11 %
Business Services                        6.87 %
Oil & Gas Extraction                     6.60 %
-------------------------------------------------

Equity Matrix
Investment Style

[GRAPHIC]

Equity Matrix
Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus.

                                                   2000 Semi-Annual Report  | 47

WRL Dreyfus Mid Cap
For the period ended June 30, 2000

 ...seeks total investment returns including capital appreciation and income.

[GRAPHIC] Market Environment
The period began with the market still focusing on a narrow group of high-valuation stocks. Beginning in March, however, investors began to broaden their outlooks while returning to more traditional measures of stock valuation. This environment, which is much more favorable to our quantitative valuation process and our portfolio construction method, benefited portfolio performance.

[GRAPHIC] Performance
For the six months ended June 30, 2000, the portfolio produced a total return of
9.61 %. By comparison, our benchmark, the Standard and Poor's MidCap 400 ("S&P 400"), returned 8.34 %. For the same period, the Standard and Poor's Index of 500 ("S&P 500") Common Stocks returned (0.42)% while the Standard and Poor's SmallCap 600 Index returned 6.90 %. Overall, mid-cap stocks provided strong performance, both absolute and relative, for the period. In fact, recent mid-cap performance has been strong enough to impact the trailing 12-month numbers, with mid-capitalization issues (as defined by S&P 400) outperforming both the larger and smaller capitalization names.

[GRAPHIC] Strategy Review
Individual stock selection was the primary driver of the portfolios performance. Of particular note were the contributions from Waters Corporation, Convergys Corporation, and Allergan, Inc. Waters Corporation, which gained some 135 %, provides equipment used by pharmaceutical companies for new product research, while Allergan, Inc. is a pharmaceutical company that provides a wide array of eye care products. Convergys Corporation manufactures software used primarily by telecommunications companies for billing.

Early in the period we initiated positions in Ciena Corporation and SDL, Inc. Both are technology companies that provide products used in the migration of the communications industry to fiber optics, and both more than doubled their stock price this period. Another important issue added this period was Quanta Services, Inc. They provide construction services to the communications and cable industries by laying the cable or fiber optic equipment used to provide voice, data, and cable services.

In addition, a number of our holdings "graduated" from the S&P 400 to the S&P 500, including Altera Corporation, Linear Technology Corporation, Maxim Integrated Products, Siebel Systems, Inc., and Veritas Software Corporation. In such an event, we evaluate the change both on an individual stock valuation basis and its impact upon the S&P 400. We strive to strike a balance between these two factors, keeping in mind our goal of building a portfolio that has economic sector, capitalization, and overall risk characteristics that are similar to the benchmark.

[GRAPHIC] Outlook
We continue to work to improve our quantitative valuation process through research on new valuation factors and improved statistical techniques. More importantly, we remain convinced that the middle capitalization sector of the equity market will provide dynamic investment opportunities in all sectors of the economy.



/s/ John R. O'Toole
----------------------
JOHN R. O'TOOLE
WRL Dreyfus Mid Cap
Portfolio Manager

The views expressed in this commentary on WRL Dreyfus Mid Cap reflect those of the portfolio manager through the period ended June 30, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

48  |  WRL Series Fund, Inc.

                                                     [DREYFUS LOGO APPEARS HERE]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL Dreyfus Mid Cap and the Standard and Poor's MidCap 400 Index

          Portfolio Average Annual Total Return
       ----------------------------------------------
        1 Year   5 Years   10 Years   From Inception
       ----------------------------------------------
        11.69 %    N/A       N/A         14.89 %

[GRAPHIC]
WRL Dreyfus
  Mid Cap        $ 11,750

[GRAPHIC]
S&P MidCap 400   $ 12,209

[BAR CHART APPEARS HERE]

5/3/99*             1999           6/30/00
PLESE FILL IN PLOT POINTS

We remain convinced that the middle capitalization sector of the equity market will provide dynamic investment opportunities.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

------------------------------------------------
Five Largest Holdings (% of Net Assets)
IVAX Corporation                        2.17 %
Intuit Inc.                             1.30 %
Dollar Tree Stores, Inc.                1.24 %
Dynergy Inc. - Class A                  1.22 %
Chiron Corporation                      1.13 %
------------------------------------------------

------------------------------------------------
Five Largest Industries (% of Net Assets)
Electronic Components & Accessories     9.89 %
Computer & Data Processing Services     8.04 %
Pharmaceuticals                         7.12 %
Oil & Gas Extraction                    5.87 %
Electric Services                       5.40 %
------------------------------------------------

Equity Matrix
Investment Style

[GRAPHIC APPEARS HERE]

Equity Matrix
Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus.

                                                  2000 Semi-Annual Report  |  49

WRL Value Line Aggressive Growth
For the period ended June 30, 2000

 ...seeks to realize capital growth.

[GRAPHIC] Market Environment
The portfolio commenced operations on May 1, 2000, with an objective of capital growth. Rising interest rates and stock market turbulence marked our start-up period. Financial services stocks were particularly hard hit, though technology and retail issues suffered rounds of profit taking as well. Most broad stock indexes were flat during the period, while bonds posted negative total returns.

[GRAPHIC] Performance
For the two months ended June 30, 2000, WRL Value Line Aggressive Growth gained
4.90 %. In comparison, the Standard and Poor's Index of 500 Common Stocks returned just 0.36 % for the same period. While the performance comparison between a fully formed index and a portfolio in its initial accumulation phase may not be totally meaningful, the positive comparison interval of nearly four and one half percentage points suggests the portfolio is off to a good start.

[GRAPHIC] Strategy Review
Our primary objective since going live on May 1st has been to build a diversified, growth-equity portfolio. As funds have been received (slowly at first, and at a somewhat more rapid pace recently), we have invested as opportunistically as possible, attempting to purchase the stocks of good-quality companies at the best possible price on any particular day. Initial purchases were made in dollar-value lots of relatively equal size. Currently, the portfolio is well diversified, with nearly sixty equity positions. Our objective going forward will be to adjust the weightings of those positions to achieve the most aggressive expected return.

[GRAPHIC] Outlook
In the last few weeks of the second quarter, signs of slowing economic growth began to emerge. These indications (in manufacturing, wage rates, housing, retail sales, and employment growth) suggest the restrictive monetary policy commenced by the Federal Reserve Board in June of 1999 has begun to work through the economy, and that we are near the end of that policy posture. If that observation turns out to be correct, it should have two implications for the stock market. First, we should see long-term interest rates moving lower over the balance of 2000 and into 2001, which should expand the price/earnings multiples by which stocks are valued in the market. And second, the economy remains quite healthy (if growing at a somewhat slower pace than we saw during last year's fourth quarter and this year's first), so corporate earnings will likely continue to advance at a reasonable pace. Thus, we believe that U.S. equities will trend higher over the next six to nine months, perhaps achieving new highs on the broad indexes.



/s/ Alan N. Hoffman
--------------------------------
Alan N. Hoffman
WRL Value Line Aggressive Growth
Portfolio Manager

The views expressed in this commentary on WRL Value Line Aggressive Growth reflect those of the portfolio manager through the period ended June 30, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

50  |  WRL Series Fund, Inc.

                                                          [GRAPHIC APPEARS HERE]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL Value Line Aggressive Growth and the Standard and Poor's Index of 500 Common Stocks.

           Portfolio Average Annual Total Return
       -----------------------------------------------
        1 Year   5 Years   10 Years    From Inception
       -----------------------------------------------
          N/A      N/A       N/A          4.90 %

[GRAPHIC]
WRL Value Line
  Aggressive Growth   $ 10,490

[GRAPHIC]
S&P 500               $ 10,036

[BAR CHART APPEARS HERE]

12/31/99            5/1/00*             6/30/00
PLEASE FILL IN PLOT POINTS

We believe that U.S. equities will trend higher over the next six to nine months.

* Inception

WRL Value Line Aggressive Growth commenced operations on 5/1/00. Due to its short term (two months) performance history, no indication of fluctuation is illustrated. In the future, longer time periods will indicate market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

-----------------------------------------------
Five Largest Holdings (% of Net Assets)
Best Buy Co., Inc.                       2.50 %
ADC Telecommunications, Incorporated     2.23 %
Harley-Davidson, Inc.                    2.03 %
EMC Corporation                          2.03 %
Kohl's Corporation                       1.89 %
-----------------------------------------------

-----------------------------------------------
Five Largest Industries (% of Net Assets)
Computer & Data Processing Services     10.06 %
Pharmaceuticals                          7.50 %
Computer & Office Equipment              6.56 %
Communications Equipment                 5.68 %
Telecommunications                       4.87 %
-----------------------------------------------

Equity Matrix
Investment Style

[GRAPIC]

Equity Matrix
Growth: An investment style in which the Portfolio Manger looks for equity securities with present and anticipated high rates of earnings growth. Perhaps price is not emphasized as much as it is in value investing.

Large Capitalization: Largest 5% of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus. There are risks associated with the use of the Value Line ranking systems ("Systems"). The stocks selected using the systems may not perform as well as their ranking within the system may suggest.

                                                    2000 Semi-Annual Report | 51

WRL Great Companies - America(SM)
For the period ended June 30, 2000

 ...seeks long-term growth of capital.

[GRAPHIC] Market Environment
WRL Great Companies - America(SM) commenced operations May 1, 2000, with an objective of long-term growth of capital. Many of what we consider to be great companies have been characterized lately as the "old economy" stocks. The implication, of course, being investments in these staid old companies would underperform the "new economy" market. What many of the so-called pundits failed to realize, however, was that many of the new economy companies had to market through the old economy stalwarts. They also seemed to ignore the fact that many of these great old companies were making critical, aggressive acquisitions that we believe will enhance their market positions for years to come. Investors who were paying attention also saw the power of outstanding boards of directors in action. Witness, for example, how both The Coca-Cola Company and The Procter & Gamble Company replaced CEOs who did not live up to expectations.

When the technology sector "blew up" in the early spring, it was interesting to see new money flow back into these old economy companies. These old economy companies given up for dead in the first quarter are now outperforming the technology sector.

[GRAPHIC] Performance
For the two months ended June 30, 2000, WRL Great Companies - America(SM) produced a return of 4.20 %. Over the same period, the portfolio's benchmark, the Standard and Poor's Index of 500 Common Stocks ("S&P 500"), gained 0.36 %.

[GRAPHIC] Strategy Review
The portfolio looks to invest in stocks of large, established, U.S.-based companies. Stocks are selected from a group of companies we have identified to be "great companies." To be considered a great company, a candidate must have: a market cap in excess of $ 15 billion; have been in business at least 15 years; be a global company (40 % of revenues from non-U.S. operations); be headquartered in the U.S.; be highly regarded by management experts; and be publicly traded. In addition, and very importantly, the stock of a great company must have outperformed both the S&P 500 and the Dow Jones Industrial Average over the 20-year period ended 12/31/98. Currently, we consider the great companies to include: American International Group, Inc., Bristol-Myers Squibb Co., Citigroup Inc, The Coca-Cola Company, Colgate-Palmolive Company, General Electric Company, The Gillette Company, Johnson & Johnson, Medtronic, Inc., Merck & Co., Inc., Merrill Lynch & Co., Inc., Pfizer Incorporated, The Procter & Gamble Company, and Schering-Plough Corporation.

The portfolio's performance across these two months, though brief, reaffirms the merits of investing in great companies that are increasing their intrinsic values. We like to think its the executives of these companies who are the ultimate money managers--the decisions they make determine the intrinsic values that drive shareholder value.

[GRAPHIC] Outlook
The great companies are among the world's most admired companies. As long as these companies continue to innovate, increase productivity, and enhance intrinsic value, we believe they will power the U.S. stock markets to new levels. While it's virtually impossible to predict where markets will go during the short-term, in our view these great companies will continue building intrinsic value. We're confident WRL Great Companies - America(SM) will provide shareholders with solid long-term returns.



              /s/ James H. Huget             /s/ Gerald W. Bollman
              --------------------           -----------------------
                  James H. Huguet                Gerald W. Bollman
                         WRL Great Companies-America(SM)
                             Co-Portfolio Managers

The views expressed in this commentary on WRL Great Companies - America(SM) reflect those of the portfolio managers through the period ended June 30, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

52  |  WRL Series Fund, Inc.

                                        [GREAT COMPANIES, LLC LOGO APPEARS HERE]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL Great Companies - America(SM) and the Standard and Poor's Index of 500 Common Stocks.

          Portfolio Average Annual Total Return
        ---------------------------------------------
        1 Year  5 Years   10 Years    From Inception
        ---------------------------------------------
          N/A     N/A       N/A          4.20 %

[GRAPHIC]
WRL Great Companies -
  America(SM)           $ 10,420

[GRAPHIC]
S&P 500                 $ 10,036

[BAR CHART APPEARS HERE]
12/31/99            5/1/00*             6/30/00
PLEASE FILL IN PLOT POINTS

In our view, these great companies will continue building intrinsic value.

* Inception

WRL Great Companies - America(SM) commenced operations on 5/1/00. Due to its short term (two months) performance history, no indication of fluctuation is illustrated. In the future, longer time periods will indicate market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investors units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

-----------------------------------------------
Five Largest Holdings (% of Net Assets)
Medtronic, Inc.                         12.18 %
Pfizer Incorporated                     11.99 %
American International Group, Inc.      11.32 %
General Electric Company                11.16 %
Bristol-Myers Squibb Co.                 4.77 %
-----------------------------------------------

-----------------------------------------------
Five Largest Industries (% of Net Assets)
Pharmaceuticals                         29.69 %
Medical Instruments & Supplies          12.18 %
Insurance                               11.32 %
Electronic & Other Electric Equipment   11.16 %
Chemicals & Allied Products              8.71 %
-----------------------------------------------

Equity Matrix
Investment Style
[GRAPHIC APPEARS HERE]

Equity Matrix
Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus. Because non-diversified funds invest a substantial proportion of their assets in a limited number of securities within a specific industry, they may suffer greater volatility as a result of an economic, political, or regulatory event than diversified funds would.

                                                  2000 Semi-Annual Report  |  53

WRL Great Companies - Technology(SM)
For the period ended June 30, 2000

 ...seeks long-term growth of capital.

[GRAPHIC] Market Environment
WRL Great Companies - Technology(SM) commenced operations May 1, 2000, with an objective of long-term growth of capital. Across the two month inaugural period, uncertainty and caution characterized the technology sector.

While the market is always full of apprehension, this period seemed to be especially troubling for technology stocks. Investors were left to worry, and rightfully so, whether the Federal Reserve Board would continue to raise rates, whether tech stocks would rebound from the drubbing they took in early spring, and whether dot-com companies would continue to "burn" cash. All that said, it's important for investors to realize two things: absolutely no one can accurately answer these questions, and trying to answer these questions is a waste of time. If youre following a sound investment strategy, even if you could answer these questions, your answers would have little or no impact on your investing decisions.

Earlier this year we entered a period of rampant speculation in the technology sector. Investors believed that the so-called old economy companies were dead and the new economy had unlimited growth potential. This led to the overvaluation of many technology stocks. As a result of the unbridled optimism of investors, we were challenged to allocate funds among the stocks in the portfolio. As always, market sentiment proved to be a powerful force, and most technology companies saw their stock prices suddenly align with their intrinsic values. These short-term market gyrations normally provide us with an opportunity to buy stocks of great companies below their intrinsic values. Unfortunately, investors who were trading on margin learned a harsh lesson.


[GRAPHIC] Performance
For the two months ended June 30, 2000, WRL Great Companies - Technology(SM) gained 4.10 %. By comparison, the portfolio's benchmark, the Standard and Poor's Index of 500 Common Stocks ("S&P 500"), returned 0.36 % for the same period.

[GRAPHIC] Strategy Review
The portfolio looks to invest in stocks of large, established, U.S.-based companies that rely extensively on technology or communications. Stocks are selected from a group of companies we have identified to be "great companies." To be considered a great company, a candidate must have: a market cap in excess of $ 15 billion; have been in business at least 15 years; be a global company (30 % of revenues from non-U.S. operations); be headquartered in the U.S.; be highly regarded by management experts; and be publicly traded. In addition, and very importantly, the stock of a great company must have outperformed both the S&P 500 and the Dow Jones Industrial Average over the ten-year period ended 12/31/98. Currently, we consider the great technology companies to include: AT&T Corp., Cisco Systems, Inc., Dell Computer Corporation, EMC Corporation, Hewlett-Packard Company, International Business Machines Corp., Intel Corporation, Lucent Technologies, Inc., WorldCom, Inc., Microsoft Corporation, Sun Microsystems, Inc. and Texas Instruments, Incorporated.

[GRAPHIC] Outlook
United States-based technology companies continue to hold global leadership positions in key technology sectors. As long as these great companies continue to build their businesses globally, strengthen their protective barriers, and create exciting new products that improve productivity, investors, we think, will benefit.


           /s/ James H. Huguet               /s/ Gerald W. Bollman
           -------------------               ---------------------
               James H. Huguet                   Gerald W. Bollman
                       WRL Great Companies-Technology(SM)
                             Co-Portfolio Managers

The views expressed in this commentary on WRL Great Companies - Technology(SM) reflect those of the portfolio managers through the period ended June 30, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

54  |  WRL Series Fund, Inc.

                                        [GREAT COMPANIES, LLC LOGO APPEARS HERE]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL Great Companies - Technology(SM) and the Standard and Poor's Index of 500 Common Stocks.

          Portfolio Average Annual Total Return
       -----------------------------------------------
        1 Year  5 Years   10 Years    From Inception
       -----------------------------------------------
          N/A      N/A      N/A          4.10 %

[GRAPHIC]
WRL Great Companies -
  Technology(SM)        $ 10,410
[GRAPHIC]
S&P 500                 $ 10,036

[BAR CHART APPEARS HERE]

12/31/99            5/1/00*             6/30/00
PLEASE FILL IN PLOT POINTS

United States-based technology companies continue to hold global leadership positions in key technology sectors.

* Inception

WRL Great Companies - Technology(SM) commenced operations on 5/1/00. Due to its short term (two months) performance history, no indication of fluctuation is illustrated. In the future, longer time periods will indicate market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

------------------------------------------------
Five Largest Holdings (% of Net Assets)
Hewlett-Packard Company                  9.10 %
Dell Computer Corporation                8.86 %
Cisco Systems, Inc.                      8.80 %
Oracle Corporation                       8.69 %
Motorola, Inc.                           8.30 %
------------------------------------------------

------------------------------------------------
Five Largest Industries (% of Net Assets)
Computer & Office Equipment             42.09 %
Telecommunications                      12.95 %
Computer & Data Processing Services     10.92 %
Electronic Components & Accessories      8.37 %
Communications Equipment                 8.30 %
------------------------------------------------

Equity Matrix
Investment Style

[GRAPHIC APPEARS HERE]

Equity Matrix
Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus. Because non-diversified funds invest a substantial proportion of their assets in a limited number of securities within a specific industry, they may suffer greater volatility as a result of an economic, political, or regulatory event than diversified funds would.

                                                  2000 Semi-Annual Report  |  55

Schedule of Investments
WRL J.P. Morgan Money Market
At June 30, 2000
All Amounts in Thousands
(unaudited)

                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
COMMERCIAL PAPER (26.93 %)
    Business Credit Institutions (12.75 %)
  Alpine Securitization
    Corporation - 144A (7c)
    6.60 %, due 07/25/2000 ...............................................   $   2,000    $    1,991
  American Express Credit
    Corporation
    6.54 %, due 07/06/2000 ...............................................       4,230         4,226
  CDC North America Inc. -
    144A (7c)
    6.65 %, due 08/24/2000 ...............................................       6,000         5,940
  Edison Asset Securization, L.L.C. -
    144A (7c)
    6.59 %, due 07/26/2000 ...............................................       2,000         1,991
  Edison Asset Securization, L.L.C. -
    144A (7c)
    6.60 %, due 08/01/2000 ...............................................       2,000         1,989
  HD Real Estate Funding
    Corporation - 144A (7c)
    6.80 %, due 11/21/2000 ...............................................      10,000         9,729
  Receivables Capital
    Corporation - 144A (7c)
    6.60 %, due 07/25/2000 ...............................................       4,000         3,982
    Chemicals & Allied Products (2.12 %)
  BASF AG - 144A (7c)
    6.61 %, due 08/25/2000 ...............................................       5,000         4,950
    Commercial Banks (2.95 %)
  Nationwide Building Society
    6.60 %, due 09/14/2000 ...............................................       7,000         6,904
    Electric, Gas & Sanitary Services (3.19 %)
  Wisconsin Energy
    Corporation - 144A (7c)
    6.56 %, due 07/18/2000 ...............................................       2,000         1,994
  Wisconsin Energy
    Corporation - 144A (7c)
    6.60 %, due 08/03/2000 ...............................................       5,500         5,467
    Public Administration (0.83 %)
  Quebec (Province of)
    6.67 %, due 12/14/2000 ...............................................       2,000         1,938
    Telecommunications (5.09 %)
  SBC Communications
    Inc. - 144A (7c)
    6.56 %, due 07/20/2000 ...............................................       4,000         3,986
  SBC Communications
    Inc. - 144A (7c)
    6.63 %, due 08/17/2000 ...............................................       4,500         4,461


                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
COMMERCIAL PAPER (continued)
    Telecommunications (continued)
  SBC Communications
    Inc. - 144A (7c)
    6.68 %, due 09/01/2000 ...............................................   $   3,500    $    3,460
                                                                                          ----------
  Total Commercial Paper
  (cost: $ 63,008)....................................................................        63,008
                                                                                          ----------
SHORT-TERM OBLIGATIONS (53.42 %)
    Beer, Wine, & Distilled Beverages (4.70 %)
  Diageo PLC (7d)
    6.82 %, due 08/24/2000 ...............................................      11,000        10,998
    Business Credit Institutions (5.13 %)
  CIT Group, Inc. (The) (7d)
    6.75 %, due 08/14/2000 ...............................................       3,000         3,000
  CIT Group, Inc. (The) (7d)
    6.66 %, due 01/19/2001 ...............................................       6,000         5,998
  CIT Group, Inc. (The) (7d)
    6.60 %, due 02/14/2001 ...............................................       3,000         2,998
    Commercial Banks (31.19 %)
  American Express Centurion
    Bank (7d)
    6.75 %, due 07/12/2000 ...............................................       1,500         1,500
  Bank Austria AG - Connecticut (7d)
    6.56 %, due 02/16/2001 ...............................................       7,000         6,998
  Bank of America Corporation (7d)
    6.65 %, due 06/06/2001 ...............................................       2,000         2,000
  Bank of Scotland
    Treasury - 144A (7c) (7d)
    6.83 %, due 03/05/2001 ...............................................      10,000         9,999
  Bayerische Landesbank - NY (7d)
    6.58 %, due 12/15/2000 ...............................................       2,000         1,999
  Chase Manhattan
    Corporation (The) (7d)
    6.67 %, due 11/02/2000 ...............................................       2,000         2,002
  Citicorp (7d)
    6.68 %, due 08/02/2000 ...............................................       2,000         2,000
  Citigroup Inc. (7d)
    6.62 %, due 04/04/2001 ...............................................       4,000         4,000
  Comerica Incorporated (7d)
    6.56 %, due 02/14/2001 ...............................................       1,000         1,000
  Commerzbank AG - NY (7d)
    6.59 %, due 03/01/2001 ...............................................       7,000         6,998
  Commerzbank AG - NY (7d)
    6.60 %, due 04/26/2001 ...............................................       3,000         3,000
  Deutsche Bank AG - NY (7d)
    6.56 %, due 02/16/2001 ...............................................       1,000         1,000
  First Union Corporation (7d)
    6.79 %, due 09/05/2000 ...............................................       2,000         2,000

See accompanying notes which are an integral part of the financial statements.

56 / WRL Series Fund, Inc.

Schedule of Investments
WRL J.P. Morgan Money Market (continued)
At June 30, 2000
All Amounts in Thousands
(unaudited)

                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
SHORT-TERM OBLIGATIONS (continued)
    Commercial Banks (continued)
  First Union Corporation (7d)
    6.67 %, due 05/16/2001 ...............................................   $   8,000    $    8,000
  FleetBoston Financial Corp. (7d)
    6.34 %, due 10/13/2000 ...............................................       6,000         5,999
  National City Bank (7d)
    6.63 %, due 10/04/2000 ...............................................       5,000         5,000
  NationsBank of Texas National
    Association
    6.75 %, due 08/15/2000 ...............................................       2,500         2,502
  PNC Bank, National
    Association (7d)
    6.59 %, due 07/12/2000 ...............................................       6,000         6,000
  U.S. Bank, National
    Association (7d)
    6.63 %, due 04/04/2001 ...............................................       1,000         1,000
    Food & Kindred Products (1.28 %)
  General Mills, Inc.
    6.68 %, due 02/09/2001 ...............................................       3,000         2,999
    Personal Credit Institutions (4.70 %)
  General Electric Capital
    Corporation (7d)
    6.22 %, due 01/02/2001 ...............................................       8,000         8,000
  General Motors Acceptance
    Corporation (7d)
    6.87 %, due 03/30/2001 ...............................................       2,000         2,002
  Norwest Financial, Inc. (7d)
    6.62 %, due 07/20/2000 ...............................................       1,000         1,000
    Public Administration (2.15 %)
  Manitoba (Province of)
    9.50 %, due 10/01/2000 ...............................................       5,000         5,033
    Telecommunications (4.27 %)
  AT&T Corp. - 144A (7c) (7d)
    6.24 %, due 07/13/2000 ...............................................       7,000         6,997


                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
SHORT-TERM OBLIGATIONS (continued)
    Telecommunications (continued) AT&T Corp. (7d)
    6.57 %, due 03/08/2001 ...............................................       3,000    $    3,000
                                                                                          ----------
  Total Short-Term Obligations
  (cost: $ 125,022)...................................................................       125,022
                                                                                          ----------
CERTIFICATES OF DEPOSITS (19.23 %)
  Bayerische Landesbank - NY
    5.93 %, due 10/02/2000 ...............................................       5,000         4,998
  Canadian Imperial Bank of
    Commerce
    7.42 %, due 06/04/2001 ...............................................       2,000         1,999
  Citibank, National Association
    7.41 %, due 05/30/2001 ...............................................       3,500         3,500
  Deutsche Bank AG - NY
    6.19 %, due 12/01/2000 ...............................................       9,500         9,497
  Landesbank Hessen-Thuringen
    7.14 %, due 05/08/2001 ...............................................       3,000         3,000
  Rabobank Nederland NV - NY
    6.66 %, due 03/09/2001 ...............................................       1,000         1,000
  SunTrust Bank, Inc.
    6.24 %, due 07/06/2000 ...............................................       7,000         7,000
  UBS AG
    6.24 %, due 12/04/2000 ...............................................       8,500         8,497
  UBS AG
    6.44 %, due 12/21/2000 ...............................................       5,500         5,499
                                                                                          ----------
  Total Certificates of Deposits
  (cost: $ 44,990)....................................................................        44,990
                                                                                          ----------
  Total Investment Securities
  (cost: $ 233,020)...................................................................      $233,020
                                                                                          ==========
SUMMARY
  Investments, at market value ...........................................       99.58%     $233,020
  Other assets in
    excess of liabilities ................................................        0.42%          985
                                                                             ---------    ----------
  Net assets .............................................................      100.00%     $234,005
                                                                             =========    ==========

See accompanying notes which are an integral part of the financial statements.

                                                    2000 Semi-Annual Report / 57

Schedule of Investments
WRL AEGON Bond
At June 30, 2000
All Amounts in Thousands
(unaudited)

                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
U.S. GOVERNMENT OBLIGATIONS (20.51 %)
  U.S. Treasury Bond
    7.25 %, due 05/15/2016 ...............................................   $   5,000    $    5,501
  U.S. Treasury Bond
    7.50 %, due 11/15/2016 ...............................................       3,250         3,660
  U.S. Treasury Bond
    6.25 %, due 08/15/2023 ...............................................       5,000         5,030
  U.S. Treasury Bond
    6.50 %, due 11/15/2026 ...............................................      10,000        10,430
  U.S. Treasury Bond
    5.25 %, due 11/15/2028 ...............................................       3,000         2,655
                                                                                          ----------
  Total U.S. Government Obligations
  (cost: $ 28,263)....................................................................        27,276
                                                                                          ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS (8.68 %)
  Fannie Mae
    5.25 %, due 01/15/2003 ...............................................       5,000         4,808
  Fannie Mae
    6.50 %, due 07/01/2029 ...............................................       1,922         1,812
  Federal Home Loan Bank
    5.50 %, due 08/13/2001 ...............................................       5,000         4,926
                                                                                          ----------
  Total U.S. Government Agency Obligations
  (cost: $ 11,826)....................................................................        11,546
                                                                                          ----------
FOREIGN GOVERNMENT OBLIGATIONS (1.88 %)
  Republic of South Africa
    9.13 %, due 05/19/2009 ...............................................       1,500         1,470
  United Mexican States
    9.88 %, due 01/15/2007 ...............................................       1,000         1,030
                                                                                          ----------
  Total Foreign Government Obligations
  (cost: $ 2,563).....................................................................         2,500
                                                                                          ----------
MORTGAGE-BACKED SECURITIES (4.86 %)
  Aetna Commercial Mortgage Trust
    1997-Aetna Life Insurance
    Company
    6.71 %, due 01/15/2006 ...............................................       2,500         2,436
  CBM Funding Corporation
    7.08 %, due 11/01/2007 ...............................................       2,150         2,138
  Mellon Residential Funding
    Corporation
    7.03 %, due 03/25/2030 ...............................................       2,000         1,884
                                                                                          ----------
  Total Mortgage-Backed Securities
  (cost: $ 6,733).....................................................................         6,458
                                                                                          ----------
ASSET-BACKED SECURITIES (6.24 %)
  AmeriCredit Automobile
    Receivables Trust 1996-D
    6.30 %, due 05/12/2002 ...............................................       1,500         1,494

                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
ASSET-BACKED SECURITIES (continued)
CIT RV Trust 1998-A
  6.09 %, due 03/15/2012 .................................................   $   2,000    $    1,944
CSXT Trade Receivable
  Master Trust 1998-1
  6.00 %, due 07/26/2004 .................................................       2,000         1,915
Distribution Financial Services
  Floorplan Master Trust
  5.84 %, due 10/17/2011 .................................................       1,500         1,461
DVI Receivables VIII, L.L.C.
  6.26 %, due 05/13/2007 .................................................       1,500         1,486
                                                                                          ----------
Total Asset-Backed Securities
(cost: $ 8,454).......................................................................         8,300
                                                                                          ----------
CORPORATE DEBT SECURITIES (48.21 %)
    Auto Repair, Services & Parking (1.90 %)
  Ryder System, Inc.
    9.25 %, due 05/15/2001 ...............................................       2,500         2,525
    Automotive (2.19 %)
  DaimlerChrysler North America
    Holding Corporation (7b)
    7.38 %, due 09/15/2006 ...............................................       2,000         1,970
  Ford Motor Company
    7.45 %, due 07/16/2031 ...............................................       1,000           937
    Business Credit Institutions (2.80 %)
  FINOVA Capital Corporation
    6.50 %, due 07/28/2002 ...............................................       2,000         1,785
  Heller Financial, Inc.
    6.44 %, due 10/06/2002 ...............................................       2,000         1,943
    Chemicals & Allied Products (1.42 %)
  DSM NV - 144A (7c)
    6.75 %, due 05/15/2009 ...............................................       2,000         1,890
    Commercial Banks (6.00 %)
  Bank of New York
    Company, Inc. (The)
    6.63 %, due 06/15/2003 ...............................................       2,000         1,955
  BNP Paribas - NY
    6.95 %, due 07/22/2013 ...............................................       2,000         1,814
  Den Danske Bank - 144A (7c)
    6.38 %, due 06/15/2008 ...............................................       2,500         2,328
  PNC Financial Services Group
    6.88 %, due 07/15/2007 ...............................................       2,000         1,895
    Drug Stores & Proprietary Stores (0.77 %)
  Rite Aid Corporation - 144A (7c)
    6.00 %, due 12/15/2005 ...............................................       2,000         1,020

See accompanying notes which are an integral part of the financial statements.

58 / WRL Series Fund, Inc.

Schedule of Investments
WRL AEGON Bond (continued)
At June 30, 2000
All Amounts in Thousands
(unaudited)

                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
CORPORATE DEBT SECURITIES (continued)
    Electric Services (2.85 %)
  PSEG Capital Corporation -
    144A (7c)
    6.25 %, due 05/15/2003 ...............................................   $   2,000         1,923
  TXU Eastern Holdings Limited
    6.45 %, due 05/15/2005 ...............................................       2,000         1,865
    Electric, Gas & Sanitary Services (2.66 %)
  Alliant Energy Resources, Inc.
    7.38 %, due 11/09/2009 ...............................................       2,000         1,948
  United Utilities PLC
    6.88 %, due 08/15/2028 ...............................................       2,000         1,595
    Environmental Services (1.82 %)
  Waste Management, Inc.
    6.13 %, due 07/15/2001 ...............................................       2,500         2,421
    Food & Kindred Products (1.44 %)
  CPC International, Inc.
    6.15 %, due 01/15/2006 ...............................................       2,000         1,913
    Gas Production & Distribution (1.43 %)
  Tennessee Gas Pipeline Company
    7.50 %, due 04/01/2017 ...............................................       2,000         1,899
    Mortgage Bankers and Brokers (4.46 %)
  Captiva Finance Ltd. - 144A (7c)
    6.86 %, due 11/30/2009 ...............................................       2,000         1,945
  Countrywide Home Loans, Inc.
    5.62 %, due 10/16/2000 ...............................................       2,000         1,992
  Money Store (The)
    7.30 %, due 12/01/2002 ...............................................       2,000         1,988
    Personal Credit Institutions (4.41 %)
  General Motors Acceptance
    Corporation
    6.85 %, due 06/17/2004 ...............................................       4,000         3,910
  Norwest Financial, Inc.
    6.63 %, due 07/15/2004 ...............................................       2,000         1,949
    Petroleum Refining (1.48 %)
  Texaco Capital Inc.
    7.09 %, due 02/01/2007 ...............................................       2,000         1,963
    Printing & Publishing (1.46 %)
  Tribune Company
    6.88 %, due 11/01/2006 ...............................................       2,000         1,940
    Railroads (0.73 %)
  CSX Corporation
    7.25 %, due 05/01/2004 ...............................................       1,000           976


                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
CORPORATE DEBT SECURITIES (continued)
    Rubber & Misc. Plastic Products (0.72 %)
  Rubbermaid Incorporated
    6.60 %, due 11/15/2006 ...............................................   $   1,000    $      958
    Savings Institutions (1.01 %)
  Golden State Holdings Inc.
    7.13 %, due 08/01/2005 ...............................................       1,500         1,339
    Security & Commodity Brokers (4.35 %)
  Lehman Brothers Holdings Inc.
    6.38 %, due 10/23/2000 ...............................................       2,050         2,046
  Merrill Lynch & Co., Inc.
    6.56 %, due 12/16/2007 ...............................................       2,000         1,860
  Morgan Stanley Dean Witter and Co.
    6.88 %, due 03/01/2007 ...............................................       2,000         1,885
    Telecommunications (0.65 %)
  Sprint Capital Corporation
    6.88 %, due 11/15/2028 ...............................................       1,000           865
    Transportation & Public Utilities (1.39 %)
  General American Transportation
    Corporation
    6.75 %, due 05/01/2009 ...............................................       2,000         1,846
    Wholesale Trade Nondurable Goods (2.27 %)
  SYSCO Corporation
    7.25 %, due 04/15/2007 ...............................................       3,000         3,023
                                                                                          ----------
  Total Corporate Debt Securities
  (cost: $ 67,911)....................................................................        64,111
                                                                                          ----------
SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (8.34 %)
  Farmer Mac
    6.50 %, due 07/03/2000 ...............................................      11,100        11,096
                                                                                          ----------
  Total Short-Term U.S. Government
    Obligations
  (cost: $ 11,096)....................................................................        11,096
                                                                                          ----------
  Total Investment Securities
  (cost: $ 136,846)...................................................................      $131,287
                                                                                          ==========
SUMMARY
  Investments, at market value ...........................................       98.72%     $131,287
  Other assets in
    excess of liabilities ................................................        1.28%        1,703
                                                                             ---------    ----------
  Net assets .............................................................      100.00%     $132,990
                                                                             =========    ==========

See accompanying notes which are an integral part of the financial statements.

                                                    2000 Semi-Annual Report / 59

Schedule of Investments
WRL Janus Growth
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (92.69 %)
    Business Services (4.47 %)
  eBay, Inc. (7a) (7b) ...................................................   1,434,464    $   77,909
  Exodus Communications,
    Inc. (7a) (7b) .......................................................   2,338,520       107,718
    Communication (5.10 %)
  Comcast Corporation - Class A (7a)......................................   1,245,224        50,432
  Echostar Communications
    Corporation - Class A (7a) (7b) ......................................   1,518,235        50,268
  NTL Incorporated (7a) (7b) .............................................     857,928        51,368
  Viacom, Inc. - Class B (7a) ............................................     873,860        59,586
    Communications Equipment (12.67 %)
  Nokia Oyj - ADR (7b) ...................................................   7,336,749       366,380
  Nortel Networks Corporation (7b)........................................   1,094,410        74,693
  Tellabs, Inc. (7a) .....................................................   1,238,400        84,753
    Computer & Data Processing Services (17.10 %)
  America Online, Inc. (7a) ..............................................   3,636,426       191,821
  BEA Systems, Inc. (7a) (7b) ............................................   1,817,680        89,862
  Check Point Software
    Technologies, Ltd. (7a) (7b) .........................................     212,300        44,955
  Microsoft Corporation (7a) .............................................   1,805,719       144,458
  Sapient Corporation (7a) (7b) ..........................................     404,170        43,221
  Verisign, Inc. (7a) (7b) ...............................................     511,324        90,249
  Veritas Software
    Corporation (7a) (7b) ................................................     926,657       104,727
    Computer & Office Equipment (9.46 %)
  3Com Corporation (7a) ..................................................   1,043,200        60,114
  Cisco Systems, Inc. (7a) (7b) ..........................................   4,365,280       277,468
  EMC Corporation (7a) ...................................................     711,990        54,779
    Electronic & Other Electric Equipment (5.68 %)
  General Electric Company ...............................................   4,446,420       235,660
    Electronic Components & Accessories (9.80 %)
  Conexant Systems, Inc. (7a) (7b) .......................................   1,420,725        69,083
  JDS Uniphase Corporation (7a) ..........................................     777,650        93,221
  Texas Instruments Incorporated .........................................   1,780,528       122,300
  Xilinx Inc. (7a) .......................................................   1,474,128       121,708
    Industrial Machinery & Equipment (1.64 %)
  Lam Research Corporation (7a) ..........................................   1,816,383        68,114
    Lumber & Other Building Materials (2.32 %)
  Home Depot, Inc. (The) .................................................   1,930,773        96,418
    Medical Instruments & Supplies (1.69 %)
  Medtronic, Inc. ........................................................   1,410,430        70,257


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Motion Pictures (3.71 %)
  Time Warner Inc. (7b) ..................................................   2,027,969    $  154,126
    Personal Credit Institutions (1.96 %)
  American Express Company ...............................................   1,563,357        81,490
    Petroleum & Petroleum Products (1.32 %)
  Enron Corp. ............................................................     850,716        54,871
    Pharmaceuticals (0.80 %)
  Genentech, Inc. (7a) (7b) ..............................................     191,900        33,007
    Radio & Television Broadcasting (2.62 %)
  AMFM Inc. (7a) .........................................................   1,575,220       108,690
    Restaurants (0.09 %)
  Starbucks Corporation (7a) .............................................     102,005         3,895
    Retail Trade (2.09 %)
  Amazon.Com, Inc. (7a) (7b) .............................................   1,776,289        64,501
  Staples, Inc. (7a) .....................................................   1,447,280        22,252
    Telecommunications (9.17 %)
  AT&T Corp. - Liberty Media
    Group - Class A (7a) .................................................   3,194,432        77,465
  Nextel Communications, Inc. -
    Class A (7a) (7b) ....................................................   1,780,870       108,967
  NTT DoCoMo, Inc.  ......................................................       2,611        70,714
  Telefonica SA - ADR (7a) (7b) ..........................................     513,950        32,925
  Vodafone Airtouch PLC -
    ADR (7b) .............................................................   2,177,475        90,229
    Variety Stores (1.00 %)
  Costco Wholesale
    Corporation (7a) (7b) ................................................   1,258,103        41,517
                                                                                          ----------
  Total Common Stocks
  (cost: $ 2,224,255).................................................................     3,846,171
                                                                                          ----------


                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (5.15 %)
  Fannie Mae
    5.81 %, due 07/06/2000 ...............................................   $  50,000    $   49,959
  Federal Home Loan Bank
    6.35 %, due 07/03/2000 ...............................................      25,000        24,991
  Federal Home Loan Bank
    5.70 %, due 07/07/2000 ...............................................      20,000        19,981

See accompanying notes which are an integral part of the financial statements.

60 / WRL Series Fund, Inc.

Schedule of Investments
WRL Janus Growth (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)


                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (continued)
  Federal Home Loan Bank
    6.27 %, due 07/31/2000 ...............................................   $  30,000    $   29,843
  Federal Home Loan Bank
    6.44 %, due 08/14/2000 ...............................................      15,000        14,882
  Federal Home Loan Bank
    6.41 %, due 08/21/2000 ...............................................      25,000        24,773
  Freddie Mac
    6.40 %, due 10/06/2000 ...............................................      50,000        49,138
                                                                                          ----------
  Total Short-Term U.S. Government
    Obligations
  (cost: $ 213,567)...................................................................       213,567
                                                                                          ----------
COMMERCIAL PAPER (2.31 %)
  CIT Group, Inc. (The)
    6.84 %, due 07/03/2000 ...............................................      95,900        95,864
                                                                                          ----------
  Total Commercial Paper
  (cost: $ 95,864)....................................................................        95,864
                                                                                          ----------
  Total Investment Securities
  (cost: $ 2,533,686).................................................................    $4,155,602
                                                                                          ==========
SUMMARY
  Investments, at market value ...........................................      100.15%   $4,155,602
  Liabilities in
    excess of other assets ...............................................       (0.15)%      (6,265)
                                                                             ---------    ----------
  Net assets .............................................................      100.00%   $4,149,337
                                                                             =========    ==========


                                                                                            Market
                                                                             Percentage      Value
                                                                             ----------   ----------
INVESTMENTS BY COUNTRY:
  Japan ..................................................................        1.70%   $   70,714
  United States ..........................................................       98.30%    4,084,888
                                                                             ---------    ----------
    Investments, at market value .........................................      100.00%   $4,155,602
                                                                             =========    ==========

See accompanying notes which are an integral part of the financial statements.

                                                    2000 Semi-Annual Report / 61

Schedule of Investments
WRL Janus Global
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
CORPORATE DEBT SECURITIES (0.03 %)
    Telecommunications (0.03 %)
  United Pan Europe
    Communications NV
    11.25 %, due 02/01/2010 ..............................................   $     780    $      694
                                                                                          ----------
  Total Corporate Debt Securities
  (cost: $ 774).......................................................................           694
                                                                                          ----------

                                                                             Number of      Market
                                                                              Shares         Value
                                                                             ---------    ----------
PREFERRED STOCKS (0.26 %)
    Automotive (0.26 %)
  Porsche AG .............................................................       2,025    $    5,527
                                                                                          ----------
  Total Preferred Stocks
  (cost: $ 5,679).....................................................................         5,527
                                                                                          ----------
COMMON STOCKS (90.81 %)
    Aerospace (0.12 %)
  Finmeccanica SpA (7a) ..................................................   1,812,500         2,493
    Apparel & Accessory Stores (0.25 %)
  Gap, Inc. (The) ........................................................     171,905         5,372
    Business Services (1.39 %)
  Capita Group PLC (The) .................................................     298,956         7,323
  Securitas AB - Class B .................................................     886,398        18,911
  Sema Group PLC (7b) ....................................................     245,625         3,498
    Chemicals & Allied Products (1.28 %)
  Pharmacia Corporation ..................................................     243,373        12,579
  Reliance Industries Limited -
    GDR - 144A (7b) (7c) .................................................     701,923        14,740
    Commercial Banks (2.17 %)
  Banco Bilbao Vizcaya, SA ...............................................   2,435,446        36,502
  Chase Manhattan
    Corporation (The) ....................................................     213,442         9,832
    Communication (2.94 %)
  CANAL + ................................................................      25,807         4,350
  Comcast Corporation - Class A (7a)......................................     457,785        18,540
  Groupe Videotron Ltee Le ...............................................      34,852           810
  NTL Incorporated (7a) (7b) .............................................     151,743         9,086
  Shaw Communications Inc. -
    Class B ..............................................................     537,763        13,255
  TeleWest
    Communications PLC (7a) ..............................................     902,436         3,117
  Viacom, Inc. - Class B (7a) ............................................     198,580        13,541
    Communications Equipment (12.44 %)
  Alcatel (7b) ...........................................................     297,490        19,573


                                                                             Number of      Market
                                                                              Shares         Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Communications Equipment (continued)
  Comverse Technology,
    Inc. (7a) (7b) .......................................................     116,860    $   10,868
  Dimension Data Holdings Ltd. (7a).......................................   2,194,300        18,170
  Koninklijke Philips Electronics NV......................................     716,843        33,914
  Koninklijke Philips Electronics NV -
    NY Registered Shares .................................................     176,523         8,385
  Level 3 Communications,
    Inc. (7a) (7b) .......................................................      78,990         6,951
  Nokia Oyj (7b) .........................................................   1,477,530        75,633
  Nokia Oyj - ADR ........................................................   1,190,035        59,427
  Nortel Networks Corporation (7b)........................................     442,150        30,177
  QUALCOMM
    Incorporated (7a) (7b) ...............................................      35,445         2,127
    Computer & Data Processing Services (5.04 %)
  Amdocs, Inc. (7a) ......................................................     290,480        22,294
  America Online, Inc. (7a) ..............................................     216,505        11,421
  Atos SA (7a) (7b) ......................................................      43,265         4,061
  BEA Systems, Inc. (7a) .................................................      85,530         4,228
  Cap Gemini SA (7b) .....................................................      33,422         5,906
  Check Point Software
    Technologies, Ltd. (7a) (7b) .........................................     135,935        28,784
  Getronics NV (7b) ......................................................     349,343         5,403
  i2 Technologies, Inc. (7a) (7b) ........................................      45,430         4,737
  Intershop Communications AG (7a)........................................       7,502         3,398
  Logica PLC .............................................................     247,379         5,861
  Microsoft Corporation (7a) .............................................      54,815         4,385
  Sage Group PLC (The) ...................................................     869,111         7,044
    Computer & Office Equipment (8.11 %)
  Cisco Systems, Inc. (7a) ...............................................   1,531,440        97,342
  EMC Corporation (7a) ...................................................     377,120        29,015
  Legend Holdings Limited ................................................   1,826,000         1,769
  NEC Corporation (7b) ...................................................     716,000        22,500
  Sun Microsystems, Inc. (7a) ............................................     244,885        22,269
    Electronic & Other Electric Equipment (4.24 %)
  General Electric Company ...............................................     437,115        23,167
  Samsung Electronics Co., Ltd. ..........................................     100,400        33,230
  Sony Corporation (7b) ..................................................     363,200        33,931
    Electronic Components & Accessories (6.07 %)
  Celestica, Inc. (7a) ...................................................      15,336           747
  Celestica, Inc. (U.S.) (7a) ............................................     295,725        14,491
  Chartered Semiconductor
    Manufacturing Ltd. - ADR (7a) ........................................     170,300        15,327
  Conexant Systems, Inc. (7a) ............................................     130,410         6,341
  E-Tek Dynamics, Inc. (7a) ..............................................      13,200         3,482
  Flextronics International Ltd. (7a) ....................................      30,780         2,114

See accompanying notes which are an integral part of the financial statements.

62 / WRL Series Fund, Inc.

Schedule of Investments
WRL Janus Global (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                              Shares         Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Electronic Components & Accessories (continued)
  Fujitsu Limited ........................................................     268,000    $    9,281
  JDS Uniphase Corporation (7a) ..........................................     184,420        22,107
  Lattice Semiconductor
    Corporation (7a) (7b) ................................................      58,415         4,038
  Murata Manufacturing
    Company, Ltd .........................................................      73,000        10,485
  Rohm Company Limited ...................................................      11,300         3,306
  STMicroelectronics NV ..................................................     330,232        20,873
  STMicroelectronics NV - NY
    Registered Shares (7b) ...............................................       8,640           555
  Texas Instruments Incorporated .........................................     236,560        16,249
    Industrial Machinery & Equipment (0.60 %)
  Applied Materials, Inc  (7a) ...........................................      50,760         4,600
  ASM Lithography Holding NV (7a) ........................................     141,230         6,089
  ASM Lithography
    Holding NV (U.S.) (7a) ...............................................      47,385         2,091
    Instruments & Related Products (0.40 %)
  PE Corporation - Celera
    Genomics Group (7a) ..................................................      32,030         2,995
  PE Corporation -
    PE Biosystems Group ..................................................      83,430         5,496
    Life Insurance (0.80 %)
  Prudential Corporation PLC .............................................   1,159,221        16,999
    Machinery, Equipment & Supplies (0.47 %)
  Schneider Electric SA ..................................................      95,168         6,653
  Tomra Systems ASA ......................................................     130,234         3,465
    Management Services (0.20 %)
  Paychex, Inc ...........................................................      99,315         4,171
    Manufacturing Industries (1.08 %)
  Assa Abloy AB - Class B Free ...........................................   1,144,849        23,119
    Medical Instruments & Supplies (0.81 %)
  Medtronic, Inc .........................................................     346,295        17,250
    Motion Pictures (2.19 %)
  Time Warner Inc ........................................................     614,590        46,709
    Oil & Gas Extraction (1.89 %)
  Petroleo Brasileiro SA -
    Petrobras - ADR (7b) .................................................     362,540        10,953
  Total Fina SA ..........................................................     190,916        29,364
    Personal Credit Institutions (0.76 %)
  American Express Company ...............................................     310,065        16,162


                                                                             Number of      Market
                                                                              Shares         Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Petroleum & Petroleum Products (0.49 %)
  Enron Corp .............................................................     162,130    $   10,457
    Pharmaceuticals (6.01 %)
  AstraZeneca Group PLC ..................................................     367,388        17,170
  AstraZeneca Group PLC - ADR ............................................       3,550           165
  Genentech, Inc  (7a) ...................................................      38,690         6,655
  Human Genome
    Sciences, Inc  (7a) ..................................................      17,430         2,325
  Johnson & Johnson ......................................................     204,045        20,787
  Millennium
    Pharmaceuticals, Inc  (7a) ...........................................       1,690           189
  Pfizer Incorporated ....................................................     774,738        37,187
  Schering-Plough Corporation ............................................     116,435         5,880
  Sepracor Inc  (7a) (7b) ................................................      95,640        11,537
  Takeda Chemical Industries, Ltd ........................................     324,000        21,280
  Yamanouchi
    Pharmaceutical Co , Ltd ..............................................      91,000         4,972
    Primary Metal Industries (0.88 %)
  Furukawa Electric Co , Ltd  (The) ......................................     898,000        18,770
    Radio & Television Broadcasting (2.32 %)
  AMFM Inc  (7a) .........................................................      57,100         3,940
  Clear Channel
    Communications, Inc  (7a) (7b) .......................................     145,635        10,923
  EM TV &
    MERCHANDISING AG (7b) ................................................     145,124         8,575
  Grupo Televisa SA de CV -
    GDR (7a) (7b) ........................................................     355,230        24,489
  Infinity Broadcasting Corp  -
    Class A (7a) .........................................................      39,745         1,448
    Research & Testing Services (0.10 %)
  Incyte Genomics, Inc  (7a) .............................................      24,880         2,045
    Restaurants (0.37 %)
  Compass Group PLC ......................................................     598,746         7,896
    Retail Trade (0.50 %)
  Amazon Com, Inc  (7a) (7b) .............................................     142,445         5,173
  Ito-Yokado Co , Ltd ....................................................      52,000         3,131
  Staples, Inc  (7a) .....................................................     148,520         2,283
    Stone, Clay & Glass Products (1.02 %)
  Corning Incorporated ...................................................      80,525        21,732
    Telecommunications (24.42 %)
  AT&T Corp ..............................................................      57,500         1,818
  AT&T Corp  - Liberty Media
    Group - Class A (7a) .................................................   1,007,320        24,428

See accompanying notes which are an integral part of the financial statements.

                                                    2000 Semi-Annual Report / 63

Schedule of Investments
WRL Janus Global (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)


                                                                             Number of      Market
                                                                              Shares         Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Telecommunications (continued)
  China Mobile (Hong Kong)
    Limited (7a) .........................................................     206,000    $    1,817
  China Mobile (Hong Kong)
    Limited - ADR (7a) (7b) ..............................................     601,535       106,959
  China Unicom Limited -
    ADR (7a) (7b) ........................................................     242,050         5,144
  Colt Telecom Group PLC (7a) ............................................     587,717        19,587
  Energis PLC (7a) .......................................................      56,816         2,133
  Nippon Telegraph & Telephone
    Corporation ..........................................................         337         4,487
  NTT DoCoMo, Inc ........................................................       3,061        82,901
  Rogers Communications Inc  -
    Class B (7a) .........................................................     274,761         7,784
  Rogers Communications Inc  -
    Class B (U.S.) (7a) ..................................................      63,185         1,801
  SK Telecom Co , Ltd  - ADR .............................................     419,890        15,247
  Tele Sudeste Celular
    Participacoes SA - ADR ...............................................      33,554         1,023
  Telecomunicacoes
    Brasileiras SA - ADR (7b) ............................................     167,770        16,295
  Telefonaktiebolaget LM
    Ericsson - ADR .......................................................     828,964        16,579
  Telefonaktiebolaget LM
    Ericsson - Class B ...................................................   1,244,400        24,774
  Telefonica SA (7a) (7b) ................................................   1,685,596        36,322
  Telefonica SA - ADR (7a) (7b) ..........................................      36,766         2,355
  Telefonos de Mexico SA
    de CV - ADR (7b) .....................................................     850,405        48,579
  Telesp - Telecomunicacoes de Sao
    Paulo SA - ADR .......................................................     167,770         3,104
  Vodafone Airtouch PLC ..................................................  20,365,277        82,373
  Vodafone Airtouch PLC -
    ADR (7b) .............................................................     367,490        15,228
    Wholesale Trade Durable Goods (1.24 %)
  CITIC Pacific Limited ..................................................   3,132,000        16,394
  SOFTBANK Corp ..........................................................      74,100        10,069
    Wholesale Trade Nondurable Goods (0.21 %)
  Unilever NV - CVA ......................................................      99,197         4,565
                                                                                          ----------
  Total Common Stocks
  (cost: $ 1,296,053) ................................................................     1,936,206
                                                                                          ----------



                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (6.30 %)
  Federal Home Loan Bank
    6.28 %, due 07/05/2000 ...............................................  $   25,000    $   24,983
  Federal Home Loan Bank
    5.93 %, due 07/24/2000 ...............................................      50,000        49,811
  Federal Home Loan Bank
    6.41 %, due 08/21/2000 ...............................................      10,000         9,909
  Federal Home Loan Bank
    6.03 %, due 08/25/2000 ...............................................      50,000        49,539
                                                                                          ----------
  Total Short-Term U.S. Government
    Obligations
  (cost: $ 134,242) ..................................................................       134,242
                                                                                          ----------
COMMERCIAL PAPER (2.36 %)
  Associates Corporation of
    North America
    6.85 %, due 07/03/2000 ...............................................      50,400        50,381
                                                                                          ----------
  Total Commercial Paper
  (cost: $ 50,381) ...................................................................        50,381
                                                                                          ----------
  Total Investment Securities
  (cost: $ 1,487,129) ................................................................    $2,127,050
                                                                                          ==========
SUMMARY
  Investments, at market value ...........................................       99.76%   $2,127,050
  Other assets in
    excess of liabilities ................................................        0.24%        5,093
                                                                              --------    ----------
  Net assets .............................................................      100.00%   $2,132,143
                                                                              ========    ==========


                                                                                            Market
                                                                             Percentage     Value
                                                                             -----------  ----------
INVESTMENTS BY COUNTRY:
  Canada .................................................................        1.06%   $   22,595
  Finland ................................................................        3.56%       75,633
  France .................................................................        4.27%       90,780
  Germany ................................................................        0.82%       17,501
  Hong Kong ..............................................................        0.94%       19,979
  Italy ..................................................................        0.12%        2,493
  Japan ..................................................................       10.59%      225,113
  Korea ..................................................................        1.56%       33,230
  Netherlands ............................................................        2.35%       49,971
  Norway .................................................................        0.16%        3,465
  South Africa ...........................................................        0.85%       18,170
  Spain ..................................................................        3.42%       72,824
  Sweden .................................................................        3.14%       66,805
  United Kingdom .........................................................        8.13%      173,001
  United States ..........................................................       59.03%    1,255,490
                                                                             ---------    ----------
    Investments, at market value .........................................      100.00%   $2,127,050
                                                                             =========    ==========


See accompanying notes which are an integral part of the financial statements.

64 / WRL Series Fund, Inc

Schedule of Investments
WRL LKCM Strategic Total Return
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
U.S. GOVERNMENT OBLIGATIONS (1.92 %)
  U.S. Treasury Note (7b)
    7.50 %, due 11/15/2001 ...............................................   $  11,000    $   11,141
                                                                                          ----------
  Total U.S. Government Obligations
  (cost: $ 11,214) ...................................................................        11,141
                                                                                          ----------
CORPORATE DEBT SECURITIES (24.46 %)
    Aerospace (0.89 %)
  Lockheed Martin Corporation
    7.45 %, due 06/15/2004 ...............................................       5,200         5,160
    Chemicals & Allied Products (1.63 %)
  Procter & Gamble Company (The)
    5.25 %, due 09/15/2003 ...............................................       9,875         9,437
    Commercial Banks (2.61 %)
  First Bank Minnesota
    6.88 %, due 04/01/2006 ...............................................       5,000         4,750
  First Union Corporation
    7.25 %, due 02/15/2003 ...............................................       2,600         2,574
  Mellon Bank, NA
    6.50 %, due 08/01/2005 ...............................................       5,500         5,259
  Morgan (J P ) & Co  Incorporated
    7.63 %, due 09/15/2004 ...............................................       2,510         2,517
    Communication (1.64 %)
  Continental Cablevision, Inc
    8.88 %, due 09/15/2005 ...............................................       9,000         9,531
    Electric Services (0.70 %)
  Kentucky Utilities Company
    8.55 %, due 05/15/2027 ...............................................       4,000         4,080
    Electric, Gas & Sanitary Services (1.60 %)
  Interstate Power Company
    8.63 %, due 09/15/2021 ...............................................       3,825         3,896
  Public Service Electric and Gas
    Company
    6.38 %, due 05/01/2008 ...............................................       5,750         5,363
    Electrical Goods (0.37 %)
  Avnet, Inc
    6.88 %, due 03/15/2004 ...............................................       2,199         2,170
    Gas Production & Distribution (1.18 %)
  Northern Natural Gas
    Company - 144A (7c)
    6.88 %, due 05/01/2005 ...............................................       7,025         6,844
    Industrial Machinery & Equipment (2.14 %)
  Black & Decker Corporation (The)
    7.50 %, due 04/01/2003 ...............................................       5,000         5,006
  Tyco International Ltd
    6.38 %, due 06/15/2005 ...............................................       7,850         7,415


                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
CORPORATE DEBT SECURITIES (continued)
    Oil & Gas Extraction (0.98 %)
  Vastar Resources, Inc
    8.75 %, due 02/01/2005 ...............................................   $   5,400    $    5,700
    Personal Credit Institutions (1.04 %)
  Associates First Capital Corporation
    6.20 %, due 05/16/2005 ...............................................       6,400         6,008
    Personal Services (1.32 %)
  Block Financial Corp
    6.75 %, due 11/01/2004 ...............................................       7,150         6,851
  Block Financial Corp
    8.50 %, due 04/15/2007 ...............................................         800           808
    Radio & Television Broadcasting (1.37 %)
  CBS Corporation
    7.15 %, due 05/20/2005 ...............................................       8,060         7,925
    Telecommunications (6.38 %)
  AirTouch Communications, Inc
    7.00 %, due 10/01/2003 ...............................................       6,700         6,607
  ALLTEL Corporation
    7.25 %, due 04/01/2004 ...............................................       9,500         9,392
  AT&T Corp
    6.00 %, due 03/15/2009 ...............................................       6,000         5,350
  GTE Hawaiian Telephone
    Company Incorporated
    7.00 %, due 02/01/2006 ...............................................       2,075         1,980
  GTE Hawaiian Telephone
    Company Incorporated
    7.38 %, due 09/01/2006 ...............................................       6,150         5,920
  Lucent Technologies Inc
    6.90 %, due 07/15/2001 ...............................................       7,675         7,691
    Variety Stores (0.61 %)
  Wal-Mart Stores, Inc  (7b)
    6.55 %, due 08/10/2004 ...............................................       3,600         3,553
                                                                                          ----------
  Total Corporate Debt Securities
  (cost: $ 146,485) ..................................................................       141,787
                                                                                          ----------
CONVERTIBLE BONDS (3.29 %)
    Electrical Goods (1.68 %)
  Kent Electronics Corporation
    4.50 %, due 09/01/2004 ...............................................      10,916         9,702
    Printing & Publishing (0.93 %)
  Tribune Company
    2.00 %, due 05/15/2029 ...............................................          47         5,417
    Telecommunications (0.68 %)
  ITC Deltacom, Inc
    4.50 %, due 05/15/2006 ...............................................       3,908         3,932
                                                                                          ----------
  Total Convertible Bonds
  (cost: $ 20,568) ...................................................................        19,051
                                                                                          ----------

See accompanying notes which are an integral part of the financial statements.

                                                    2000 Semi-Annual Report / 65

Schedule of Investments
WRL LKCM Strategic Total Return (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                              Shares         Value
                                                                             ---------    ----------
CONVERTIBLE PREFERRED STOCKS (1.79 %)
    Communication (1.79 %)
  DECS Trust V ...........................................................     317,500    $   10,378
                                                                                          ----------
  Total Convertible Preferred Stocks
  (cost: $ 6,072) ....................................................................        10,378
                                                                                          ----------
COMMON STOCKS (66.54 %)
    Chemicals & Allied Products (4.26 %)
  Colgate-Palmolive Company ..............................................     196,800        11,783
  Pharmacia Corporation ..................................................     249,900        12,916
    Commercial Banks (6.06 %)
  Chase Manhattan
    Corporation (The) ....................................................     151,500         6,978
  Citigroup Inc ..........................................................     115,000         6,929
  Cullen/Frost Bankers, Inc ..............................................     150,000         3,947
  Mellon Financial Corporation ...........................................     245,000         8,927
  Wells Fargo & Co .......................................................     215,000         8,331
    Communication (2.48 %)
  Viacom, Inc  - Class B (7a) ............................................     211,250        14,404
    Communications Equipment (5.32 %)
  ANTEC Corporation (7a) (7b) ............................................     160,000         6,650
  Harris Corporation .....................................................     240,000         7,860
  Motorola, Inc  (7b) ....................................................     189,000         5,493
  Nortel Networks Corporation (7b) .......................................     159,000        10,852
    Computer & Data Processing Services (4.24 %)
  First Data Corporation .................................................     126,600         6,283
  Microsoft Corporation (7a) (7b) ........................................     155,000        12,399
  Oracle Corporation (7a) ................................................      70,000         5,884
    Computer & Office Equipment (7.01 %)
  Cisco Systems, Inc  (7a) ...............................................     115,000         7,310
  Dell Computer Corporation (7a) .........................................     150,000         7,397
  Diebold, Incorporated ..................................................     260,000         7,248
  EMC Corporation (7a) ...................................................     112,000         8,617
  Hewlett-Packard Company ................................................      65,000         8,117
  Sun Microsystems, Inc  (7a) ............................................      22,000         2,001
    Electronic & Other Electric Equipment (2.85 %)
  General Electric Company ...............................................     312,000        16,535
    Electronic Components & Accessories (3.14 %)
  Intel Corporation ......................................................      75,000        10,027
  National Semiconductor
    Corporation (7a) .....................................................      90,000         5,108
  Viasystems, Inc  (7a) ..................................................     190,000         3,076
    Food & Kindred Products (1.15 %)
  Philip Morris Companies Inc ............................................     250,000         6,641

                                                                             Number of      Market
                                                                              Shares         Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Health Services (1.16 %)
  Tenet Healthcare Corporation (7a) ......................................     250,000    $    6,750
    Holding & Other Investment Offices (0.92 %)
  Crescent Real Estate Equities
    Company ..............................................................     260,000         5,330
    Industrial Machinery & Equipment (0.55 %)
  Tyco International Ltd .................................................      67,200         3,184
    Instruments & Related Products (1.44 %)
  Agilent Technologies, Inc  (7a) (7b) ...................................      24,791         1,828
  KLA - Tencor Corporation (7a) ..........................................     111,000         6,500
    Life Insurance (0.93 %)
  American General Corporation ...........................................      88,000         5,368
    Lumber & Other Building Materials (0.78 %)
  Home Depot, Inc  (The) .................................................      90,001         4,494
    Medical Instruments & Supplies (1.76 %)
  Medtronic, Inc .........................................................     125,000         6,227
  Sybron International
    Corporation (7a) .....................................................     199,800         3,959
    Oil & Gas Extraction (2.92 %)
  EOG Resources, Inc .....................................................     186,000         6,231
  Schlumberger Limited (7b) ..............................................     143,000        10,671
    Paper & Allied Products (1.99 %)
  Boise Cascade Coproration ..............................................     170,000         4,399
  Kimberly-Clark Corporation .............................................     124,000         7,115
    Personal Services (0.78 %)
  Block, (H & R) Inc .....................................................     139,000         4,500
    Petroleum Refining (2.86 %)
  BP Amoco PLC - ADR .....................................................     134,186         7,590
  Exxon Mobil Corporation ................................................     114,800         9,012
    Pharmaceuticals (2.91 %)
  Pfizer Incorporated ....................................................     185,000         8,880
  Teva Pharmaceutical Industries
    Ltd  - ADR ...........................................................     144,000         7,983
    Printing & Publishing (2.45 %)
  Belo (A H ) Corporation - Class A ......................................     300,800         5,208
  Harte-Hanks Inc ........................................................     359,200         8,980
    Radio & Television Broadcasting (1.57 %)
  Infinity Broadcasting Corp  -
    Class A (7a) .........................................................     250,000         9,109

See accompanying notes which are an integral part of the financial statements.

66 / WRL Series Fund, Inc

Schedule of Investments
WRL LKCM Strategic Total Return (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)


                                                                             Number of      Market
                                                                              Shares         Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Telecommunications (3.36 %)
  ALLTEL Corporation .....................................................     166,900    $   10,337
  Bell Atlantic Corporation (7b) .........................................     110,000         5,589
  Sprint Corporation (FON Group) .........................................      70,000         3,570
    Trucking & Warehousing (1.22 %)
  United Parcel Service, Inc  -
    Class B ..............................................................     120,000         7,080
    U.S. Government Agencies (0.54 %)
  Fannie Mae .............................................................      60,000         3,131
    Variety Stores (0.89 %)
  Wal-Mart Stores, Inc ...................................................      90,000         5,186
                                                                                          ----------
  Total Common Stocks
  (cost: $ 291,088) ..................................................................       379,924
                                                                                          ----------



                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
SHORT-TERM OBLIGATIONS (3.71 %)
  Investors Bank & Trust
    Company (7e)
    6.03 %, Repurchase Agreement
    dated 06/30/2000 to be
    repurchased at $ 21,515 on
    07/03/2000 ...........................................................   $  21,504    $   21,504
                                                                                          ----------
  Total Short-Term Obligations
  (cost: $ 21,504) ...................................................................        21,504
                                                                                          ----------
  Total Investment Securities
  (cost: $ 496,931) ..................................................................    $  583,785
                                                                                          ==========
SUMMARY
  Investments, at market value ...........................................      100.71%   $  583,785
  Liabilities in
    excess of other assets ...............................................       (0.71)%      (4,101)
                                                                             ---------    ----------
  Net assets .............................................................      100.00%   $  579,684
                                                                             =========    ==========

See accompanying notes which are an integral part of the financial statements.

                                                    2000 Semi-Annual Report / 67

Schedule of Investments
WRL VKAM Emerging Growth
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                              Shares         Value
                                                                             ---------    ----------
COMMON STOCKS (90.27 %)
    Amusement & Recreation Services (0.49 %)
  Disney (Walt) Company (The) ............................................     300,000    $   11,644
    Apparel & Accessory Stores (0.36 %)
  Limited, Inc  (The) (7b) ...............................................     390,000         8,434
    Automotive (0.22 %)
  Harley-Davidson, Inc ...................................................     135,000         5,198
    Business Services (1.39 %)
  Exodus Communications,
    Inc  (7a) (7b) .......................................................     260,000        11,976
  Omnicom Group, Inc  (7b) ...............................................     134,000        11,934
  TMP Worldwide Inc  (7a) ................................................     120,000         8,858
    Chemicals & Allied Products (0.37 %)
  Pharmacia Corporation ..................................................     170,000         8,787
    Commercial Banks (0.65 %)
  State Street Corporation ...............................................     145,000        15,379
    Communication (0 77 %)
  Viacom, Inc  - Class B (7a) ............................................     267,000        18,206
    Communications Equipment (10.99 %)
  ADC Telecommunications,
    Incorporated (7a) ....................................................     665,000        55,776
  Advanced Fibre
    Communications, Inc  (7a) ............................................     100,000         4,531
  Alcatel - ADR (7b) .....................................................     265,000        17,623
  Ciena Corporation (7a) (7b) ............................................      95,000        15,835
  Comverse
    Technology, Inc  (7a) (7b) ...........................................     400,000        37,200
  Nokia Oyj - ADR ........................................................     800,000        39,950
  Nortel Networks Corporation (7b) .......................................     890,000        60,742
  Scientific-Atlanta, Inc ................................................     370,000        27,565
    Computer & Data Processing Services (17.82 %)
  Adobe Systems Incorporated .............................................     135,000        17,550
  Amdocs, Inc  (7a) ......................................................     165,000        12,664
  BEA Systems, Inc  (7a) (7b) ............................................     265,000        13,101
  Broadvision, Inc  (7a) .................................................     265,000        13,465
  Brocade Communications
    Systems, Inc  (7a) ...................................................     170,000        31,192
  Check Point Software
    Technologies, Ltd  (7a) (7b) .........................................     200,000        42,350
  i2 Technologies, Inc  (7a) (7b) ........................................     130,000        13,555
  Inktomi Corporation (7a) ...............................................      80,000         9,460
  Macromedia, Inc  (7a) ..................................................      65,000         6,285
  Mercury Interactive
    Corporation (7a) .....................................................     230,000        22,253
  Network Appliance, Inc  (7a) ...........................................     665,000        53,532
  Oracle Corporation (7a) ................................................     430,000        36,147


                                                                             Number of      Market
                                                                              Shares         Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Computer & Data Processing Services (continued)
  Rational Software
    Corporation (7a) (7b) ................................................     180,000    $   16,729
  Siebel Systems, Inc  (7a) ..............................................     365,000        59,699
  TIBCO Software Inc  (7a) ...............................................      80,000         8,579
  Veritas Software
    Corporation (7a) (7b) ................................................     565,000        63,853
    Computer & Office Equipment (7.19 %)
  Cisco Systems, Inc  (7a) ...............................................     650,000        41,316
  EMC Corporation (7a) ...................................................     730,000        56,163
  Juniper Networks, Inc  (7a) (7b) .......................................     265,000        38,574
  Sun Microsystems, Inc  (7a) ............................................     270,000        24,553
  Symbol Technologies, Inc ...............................................     167,500         9,045
    Department Stores (1.04 %)
  Kohl's Corporation (7a) ................................................     440,000        24,475
    Electric Services (1.03 %)
  AES Corporation (The) (7a) .............................................     130,000         5,931
  Calpine Corporation (7a) ...............................................     280,000        18,410
    Electronic & Other Electric Equipment (0.39 %)
  General Electric Company ...............................................     175,000         9,275
    Electronic Components & Accessories (22.83 %)
  Advanced Micro
    Devices, Inc  (7a) (7b) ..............................................     170,000        13,133
  Altera Corporation (7a) (7b) ...........................................     280,000        28,543
  Analog Devices, Inc  (7a) ..............................................     570,000        43,320
  Applied Micro Circuits
    Corporation (7a) .....................................................     140,000        13,825
  Broadcom Corporation -
    Class A (7a) .........................................................     135,000        29,557
  Celestica, Inc  (U.S.) (7a) ............................................      70,000         3,430
  E-Tek Dynamics, Inc  (7a) ..............................................      35,000         9,233
  Flextronics International
    Ltd  (7a) (7b) .......................................................     238,000        16,348
  Intel Corporation ......................................................     165,000        22,058
  Jabil Circuit, Inc  (7a) ...............................................     120,000         5,955
  JDS Uniphase Corporation (7a) ..........................................     860,000       103,092
  Linear Technology Corporation ..........................................     195,000        12,468
  LSI Logic Corporation (7a) (7b) ........................................     860,000        46,548
  National Semiconductor
    Corporation (7a) .....................................................      95,000         5,391
  PMC-Sierra, Inc  (7a) (7b) .............................................     125,000        22,211
  RF Micro Devices, Inc  (7a) (7b) .......................................     135,000        11,829
  Sanmina Corporation (7a) ...............................................     160,000        13,680
  SDL, Inc  (7a) .........................................................     205,000        58,462
  STMicroelectronics NV - NY
    Registered Shares (7b) ...............................................     315,000        20,219
  Texas Instruments Incorporated .........................................     330,000        22,667
  Xilinx Inc  (7a) .......................................................     440,000        36,328

See accompanying notes which are an integral part of the financial statements.

68 /  WRL Series Fund, Inc

Schedule of Investments
WRL VKAM Emerging Growth (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                              Shares         Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Furniture & Home Furnishings Stores (0.20 %)
  Bed Bath & Beyond Inc  (7a) ............................................     130,000    $    4,713
    Gas Production & Distribution (0.23 %)
  Coastal Corporation (The) ..............................................      90,000         5,479
    Industrial Machinery & Equipment (3.50 %)
  Applied Materials, Inc  (7a) ...........................................     400,000        36,250
  ASM Lithography
    Holding NV (U.S.) (7a) ...............................................     215,000         9,487
  Baker Hughes, Inc ......................................................     290,000         9,280
  Dover Corporation ......................................................      26,600         1,079
  Lam Research
    Corporation (7a) (7b) ................................................     190,000         7,125
  Novellus Systems, Inc  (7a) ............................................     145,000         8,202
  Tyco International Ltd  (7b) ...........................................     235,000        11,133
    Instruments & Related Products (1.06 %)
  KLA - Tencor Corporation (7a) ..........................................     100,000         5,856
  Teradyne, Inc  (7a) ....................................................     260,000        19,110
    Insurance (0.35 %)
  UnitedHealth Group,
    Incorporated .........................................................      97,500         8,361
    Insurance Agents, Brokers & Service (0.22 %)
  Marsh & McLennan
    Companies, Inc .......................................................      50,000         5,222
    Management Services (0.53 %)
  Paychex, Inc ...........................................................     295,000        12,390
    Oil & Gas Extraction (3.04 %)
  Anadarko Petroleum
    Corporation (7b) .....................................................     215,000        10,602
  Apache Corporation .....................................................     270,000        15,879
  BJ Services Company (7a) ...............................................     215,000        13,438
  Devon Energy Corporation ...............................................     105,000         5,900
  Nabors Industries, Inc  (7a) ...........................................     305,000        12,677
  Noble Drilling Corporation (7a) ........................................     320,000        13,180
    Petroleum & Petroleum Products (0.63 %)
  Enron Corp .............................................................     230,000        14,835
    Petroleum Refining (0.21 %)
  Phillips Petroleum Company .............................................     100,000         5,069
    Pharmaceuticals (5.35 %)
  Allergan, Inc  (7b) ....................................................     180,000        13,410
  Cardinal Health, Inc ...................................................     160,000        11,840
  Forest Laboratories, Inc  (7a) .........................................     160,000        16,160


                                                                             Number of      Market
                                                                              Shares         Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Pharmaceuticals (continued)
  Immunex Corporation (7a) ...............................................     110,000    $    5,438
  IVAX Corporation (7a) ..................................................     175,000         7,263
  Lilly (Eli) and Company ................................................     135,000        13,483
  Medimmune, Inc  (7a) ...................................................     395,000        29,230
  Pfizer Incorporated ....................................................     435,000        20,880
  Teva Pharmaceutical
    Industries Ltd  - ADR ................................................     155,000         8,593
    Radio & Television Broadcasting (0.82 %)
  Hispanic Broadcasting Corp  (7a) .......................................      38,600         1,279
  Univision Communications Inc  -
    Class A (7a) (7b) ....................................................     173,750        17,983
    Radio, Television, & Computer Stores (0.54 %)
  Best Buy Co , Inc  (7a) ................................................     200,000        12,650
    Railroads (0.34 %)
  Kansas City Southern
    Industries, Inc ......................................................      90,000         7,982
    Research & Testing Services (0.23 %)
  Cree, Inc  (7a) ........................................................      40,000         5,340
    Retail Trade (0.19 %)
  Tiffany & Co ...........................................................      67,000         4,523
    Security & Commodity Brokers (0.74 %)
  Lehman Brothers Holdings Inc ...........................................      75,000         7,092
  Merrill Lynch & Co , Inc ...............................................      90,000        10,350
    Stone, Clay & Glass Products (4.29 %)
  Corning Incorporated ...................................................     375,000       101,202
    Telecommunications (2.26 %)
  AT&T Corp  - Liberty Media
    Group - Class A (7a) .................................................     400,000         9,700
  China Mobile (Hong Kong)
    Limited - ADR (7a) (7b) ..............................................      35,000         6,223
  McLeodUSA Incorporated -
    Class A (7a) (7b) ....................................................     270,000         5,586
  Metromedia Fiber Network, Inc  -
    Class A (7a) (7b) ....................................................     510,000        20,241
  Nextel Communications, Inc  -
    Class A (7a) .........................................................     190,000        11,626
                                                                                          ----------
  Total Common Stocks
  (cost: $ 1,246,977) ................................................................     2,129,432
                                                                                          ----------

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report /  69

Schedule of Investments
WRL VKAM Emerging Growth (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)


                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (10.10 %)
  Federal Home Loan Bank
    6.57 %, due 07/03/2000 ...............................................   $ 238,467    $  238,380
                                                                                          ----------
  Total Short-Term U.S. Government
    Obligations
  (cost: $ 238,380) ..................................................................       238,380
                                                                                          ----------
  Total Investment Securities
  (cost: $ 1,485,357) ................................................................    $2,367,812
                                                                                          ==========

SUMMARY
  Investments, at market value ...........................................      100.37%   $2,367,812
  Liabilities in
    excess of other assets ...............................................       (0.37)%      (8,727)
                                                                             ---------    ----------
  Net assets .............................................................      100.00%   $2,359,085
                                                                             =========    ==========


See accompanying notes which are an integral part of the financial statements.

70 / WRL Series Fund, Inc

Schedule of Investments
WRL Alger Aggressive Growth
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                              Shares         Value
                                                                             ---------    ----------
COMMON STOCKS (95.92 %)
    Business Services (4.60 %)
  eBay, Inc  (7a) (7b) ...................................................     538,600    $   29,253
  Exodus Communications,
    Inc  (7a) (7b) .......................................................     365,400        16,831
  Omnicom Group, Inc .....................................................      99,700         8,880
    Commercial Banks (1.96 %)
  Citigroup Inc ..........................................................     389,450        23,464
    Communication (2.54 %)
  Comcast Corporation -
    Class A (7a) (7b) ....................................................     453,600        18,371
  Cox Communications, Inc  -
    Class A (7a) .........................................................     188,900         8,607
  Efficient Networks, Inc  (7a) (7b) .....................................      45,000         3,310
    Communications Equipment (2.66 %)
  Motorola, Inc ..........................................................     670,000        19,472
  Nokia Oyj - ADR ........................................................     246,700        12,320
    Computer & Data Processing Services (18.66 %)
  Amdocs, Inc  (7a) (7b) .................................................     166,000        12,741
  America Online, Inc  (7a) ..............................................     439,300        23,173
  Ariba, Inc  (7a) (7b) ..................................................     299,250        29,340
  Brocade Communications
    Systems, Inc  (7a) ...................................................      23,600         4,330
  Commerce One, Inc  (7a) (7b) ...........................................     180,600         8,198
  i2 Technologies, Inc  (7a) (7b) ........................................      57,695         6,016
  Microsoft Corporation (7a) .............................................     524,200        41,935
  Oracle Corporation (7a) ................................................     210,300        17,678
  Phone com, Inc  (7a) ...................................................     154,000        10,029
  RealNetworks, Inc  (7a) ................................................     120,800         6,108
  Verisign, Inc  (7a) (7b) ...............................................     112,300        19,821
  Veritas Software
    Corporation (7a) (7b) ................................................      72,650         8,211
  Vignette Corporation (7a) ..............................................     341,200        17,748
  Yahoo! Inc  (7a) (7b) ..................................................     141,650        17,547
    Computer & Office Equipment (9.39 %)
  Cisco Systems, Inc  (7a) ...............................................     622,400        39,560
  Dell Computer Corporation (7a) .........................................     470,500        23,202
  Hewlett-Packard Company ................................................     140,600        17,557
  Sun Microsystems, Inc  (7a) ............................................     350,400        31,865
    Construction (2.60 %)
  Halliburton Company ....................................................     659,050        31,099
    Electronic Components & Accessories (23.70 %)
  Altera Corporation (7a) ................................................     286,700        29,225
  Broadcom Corporation -
    Class A (7a) .........................................................      81,200        17,778
  Conexant Systems, Inc  (7a) ............................................     132,000         6,419


                                                                             Number of      Market
                                                                              Shares         Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Electronic Components & Accessories (continued)
  Intel Corporation ......................................................     240,800    $   32,191
  JDS Uniphase Corporation (7a) ..........................................     287,600        34,476
  Linear Technology Corporation ..........................................     304,000        19,437
  LSI Logic Corporation (7a) (7b) ........................................     500,600        27,095
  Micron Technology, Inc  (7a) ...........................................      78,100         6,878
  SDL, Inc  (7a) .........................................................      93,500        26,665
  Texas Instruments Incorporated .........................................     505,400        34,714
  Vitesse Semiconductor
    Corporation (7a) .....................................................     322,500        23,724
  Xilinx Inc  (7a) .......................................................     296,500        24,480
    Food Stores (2.02 %)
  Safeway Inc  (7a) ......................................................     535,700        24,173
    Industrial Machinery & Equipment (3.86 %)
  Applied Materials, Inc  (7a) ...........................................     508,200        46,055
    Instruments & Related Products (2.30 %)
  Agilent Technologies,
    Inc  (7a) (7b) .......................................................      53,624         3,955
  Teradyne, Inc  (7a) ....................................................     320,800        23,579
    Lumber & Other Building Materials (2.16 %)
  Home Depot, Inc  (The) .................................................     516,750        25,805
    Medical Instruments & Supplies (0.87 %)
  Medtronic, Inc .........................................................     208,000        10,361
    Motion Pictures (0.29 %)
  CNET Networks, Inc  (7a) ...............................................     138,700         3,407
    Oil & Gas Extraction (1.32 %)
  BJ Services Company (7a) ...............................................     114,500         7,156
  Nabors Industries, Inc  (7a) ...........................................     206,000         8,562
    Personal Credit Institutions (0.90 %)
  American Express Company ...............................................     206,400        10,759
    Pharmaceuticals (2.80 %)
  Amgen Inc  (7a) (7b) ...................................................     394,200        27,693
  Lilly (Eli) and Company ................................................      58,000         5,793
    Radio & Television Broadcasting (1.92 %)
  Clear Channel
    Communications, Inc  (7a) (7b) .......................................     306,023        22,952
    Research & Testing Services (0.35 %)
  Celgene Corporation (7a) (7b) ..........................................      71,400         4,204
    Security & Commodity Brokers (0.54 %)
  Morgan Stanley Dean
    Witter and Co ........................................................      77,100         6,419

See accompanying notes which are an integral part of the financial statements.

                                                    2000 Semi-Annual Report / 71

Schedule of Investments
WRL Alger Aggressive Growth (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                              Shares         Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Stone, Clay & Glass Products (1.69 %)
  Corning Incorporated ...................................................      75,000    $   20,241
    Telecommunications (7.43 %)
  AT&T Corp  - Liberty Media Group -
    Class A (7a) .........................................................     783,400        18,997
  McLeodUSA Incorporated -
    Class A (7a) (7b) ....................................................     504,000        10,427
  Nextel Communications, Inc  -
    Class A (7a) .........................................................     262,200        16,043
  Sprint Corporation
    (PCS Group) (7a) (7b) ................................................     500,200        29,762
  Telefonaktiebolaget
    LM Ericsson - ADR ....................................................     675,600        13,512
    Variety Stores (1.36 %)
  Wal-Mart Stores, Inc ...................................................     282,800        16,296
                                                                                          ----------
  Total Common Stocks
  (cost: $ 777,295) ..................................................................     1,145,899
                                                                                          ----------


                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
SHORT-TERM OBLIGATIONS (4.65 %)
  Investors Bank & Trust
    Company (7e)
    6.03 %, Repurchase Agreement
    dated 06/30/2000 to be
    repurchased at $ 55,591 on
    07/03/2000 ...........................................................   $  55,563    $   55,563
                                                                                          ----------
  Total Short-Term Obligations
  (cost: $ 55,563) ...................................................................        55,563
                                                                                          ----------
  Total Investment Securities
  (cost: $ 832,858) ..................................................................    $1,201,462
                                                                                          ==========

SUMMARY
  Investments, at market value ...........................................      100.57%   $1,201,462
  Liabilities in
    excess of other assets ...............................................       (0.57)%      (6,822)
                                                                             ---------    ----------
  Net assets .............................................................      100.00%   $1,194,640
                                                                             =========    ==========

See accompanying notes which are an integral part of the financial statements.

72 / WRL Series Fund, Inc

Schedule of Investments
WRL AEGON Balanced
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
U.S. GOVERNMENT OBLIGATIONS (2.94 %)
  U.S. Treasury Bond (7b)
    12.00 %, due 05/15/2005 ..............................................   $   2,450    $    3,028
                                                                                          ----------
  Total U.S. Government Obligations
  (cost: $ 3,039) ....................................................................         3,028
                                                                                          ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS (5.80 %)
  Fannie Mae (7b)
    7.13 %, due 02/15/2005 ...............................................       1,000         1,003
  Fannie Mae (7b)
    7.25 %, due 01/15/2010 ...............................................       2,000         2,016
  Fannie Mae
    7.23 %, due 11/17/2014 ...............................................       1,000           958
  Freddie Mac
    8.00 %, due 02/25/2010 ...............................................       2,000         2,005
                                                                                          ----------
  Total U.S. Government Agency Obligations
  (cost: $ 6,009) ....................................................................         5,982
                                                                                          ----------
  CORPORATE DEBT SECURITIES (15.91 %)
    Automotive (1.90 %)
  DaimlerChrysler North America
    Holding Corporation
    6.90 %, due 09/01/2004 ...............................................       1,000           979
  General Motors Corporation
    7.70 %, due 04/15/2016 ...............................................       1,000           980
    Commercial Banks (0.96 %)
  Huntington National Bank
    8.00 %, due 04/01/2010 ...............................................       1,000           991
    Computer & Office Equipment (1.89 %)
  International Business
    Machines Corp
    7.00 %, due 10/30/2025 ...............................................       1,000           958
  Sun Microsystems, Inc
    7.50 %, due 08/15/2006 ...............................................       1,000           998
    Food & Kindred Products (0.95 %)
  Sara Lee Corporation
    6.95 %, due 10/09/2006 ...............................................       1,000           979
    Gas Production & Distribution (0.95 %)
  Duke Capital Corporation
    7.50 %, due 10/01/2009 ...............................................       1,000           984
    Industrial Machinery & Equipment (0.95 %)
  Caterpillar, Inc  (7b)
    7.25 %, due 09/15/2009 ...............................................       1,000           981
    Instruments & Related Products (0.95 %)
  Honeywell International Inc
    7.00 %, due 03/15/2007 ...............................................       1,000           978


                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
CORPORATE DEBT SECURITIES (continued)
    Personal Credit Institutions (1.93 %)
  General Motors Acceptance
    Corporation
    7.75 %, due 01/19/2010 ...............................................   $   1,000    $      994
  Household Finance Corporation
    7.88 %, due 03/01/2007 ...............................................       1,000           995
    Pharmaceuticals (1.00 %)
  American Home Products
    Corporation
    7.90 %, due 02/15/2005 ...............................................       1,000         1,028
    Telecommunications (4.43 %)
  BellSouth Capital Funding
    Corporation
    7.75 %, due 02/15/2010 ...............................................       1,500         1,500
  New York Telephone Company
    8.63 %, due 11/15/2010 ...............................................       1,000         1,053
  Tele-Communications, Inc.
    8.00 %, due 08/01/2005 ...............................................       1,000         1,025
  Vodafone AirTouch PLC - 144A (7c)
    7.75 %, due 02/15/2010 ...............................................       1,000           991
                                                                                          ----------
  Total Corporate Debt Securities
  (cost: $ 16,653)....................................................................        16,414
                                                                                          ----------


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (74.35 %)
    Chemicals & Allied Products (1.84 %)
  Du Pont (E.I.) de Nemours and
    Company ..............................................................      43,500       $ 1,903
    Commercial Banks (9.78 %)
  Bank of America Corporation ............................................      52,000         2,236
  Citigroup Inc. .........................................................      81,000         4,879
  Morgan (J.P.) & Co. Incorporated                                              27,000         2,973
    Computer & Office Equipment (14.42 %)
  Hewlett-Packard Company ................................................      27,000         3,372
  International Business
    Machines Corp. .......................................................      29,000         3,177
  Seagate Technology, Inc. (7a) ..........................................      20,000         1,100
  Sun Microsystems, Inc. (7a) (7b)........................................      79,500         7,229
    Electronic & Other Electric Equipment (4.01 %)
  General Electric Company ...............................................      78,000         4,134
    Food Stores (2.95 %)
  Kroger Co. (The) (7a) ..................................................     138,000         3,045

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report /  73

Schedule of Investments
WRL AEGON Balanced (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Industrial Machinery & Equipment (3.77 %)
  Tyco International Ltd. ................................................      82,000    $    3,885
    Instruments & Related Products (3.38 %)
  Agilent Technologies, Inc. (7a) (7b)....................................      13,349           984
  Teradyne, Inc. (7a) ....................................................      34,000         2,499
    Insurance (7.20 %)
  American International
    Group, Inc. ..........................................................      40,000         4,700
  St. Paul Companies, Inc. (The) .........................................      80,000         2,730
    Petroleum Refining (4.33 %)
  BP Amoco PLC - ADR .....................................................      28,000         1,584
  Exxon Mobil Corporation ................................................      36,700         2,881
    Pharmaceuticals (6.15 %)
  Abbott Laboratories ....................................................      53,000         2,362
  Merck & Co., Inc. ......................................................      52,000         3,985
    Savings Institutions (2.80 %)
  Washington Mutual, Inc. ................................................     100,000         2,888


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Telecommunications (5.91 %)
  Cable & Wireless PLC - ADR (7b) ........................................      42,500    $    2,128
  Sprint Corporation (FON Group) .........................................      44,000         2,244
  Vodafone Airtouch
    PLC - ADR (7b) .......................................................      41,500         1,720
    Trucking & Warehousing (1.94 %)
  Heartland Express, Inc. (7a) ...........................................     120,000         2,003
    U.S. Government Agencies (2.63 %)
  Fannie Mae .............................................................      52,000         2,714
    Variety Stores (3.24 %)
  Wal-Mart Stores, Inc. ..................................................      58,000         3,342
                                                                                          ----------
  Total Common Stocks
  (cost: $ 61,556)....................................................................        76,697
                                                                                          ----------
  Total Investment Securities
  (cost: $ 87,257)....................................................................    $  102,121
                                                                                          ==========
SUMMARY
  Investments, at market value ...........................................       99.00%   $  102,121
  Other assets in
    excess of liabilities ................................................        1.00%        1,038
                                                                             ---------    ----------
  Net assets .............................................................      100.00%   $  103,159
                                                                             =========    ==========

See accompanying notes which are an integral part of the financial statements.

74 / WRL Series Fund, Inc.

Schedule of Investments
WRL Federated Growth & Income
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
CONVERTIBLE BONDS (2.32 %)
    Automotive (1.21 %)
  Magna International Inc.
    4.88 %, due 02/15/2005 ...............................................   $   1,200    $    1,082
    Computer & Office Equipment (1.11%)
  Adaptec, Inc.
    4.75 %, due 02/01/2004 ...............................................       1,200           995
                                                                                          ----------
  Total Convertible Bonds
  (cost: $ 2,110).....................................................................         2,077
                                                                                          ----------


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
CONVERTIBLE PREFERRED STOCKS (20.95 %)
    Business Services (0.93 %)
  United Rentals Trust I .................................................      30,700    $      829
    Construction (1.36 %)
  Kaufman and Broad Home
    Corporation (KBHC Trust) .............................................     187,000         1,216
    Electric, Gas & Sanitary Services (1.54 %)
  CMS Energy Trust II ....................................................      49,000         1,372
    Fabricated Metal Products (1.03 %)
  Tower Automotive Capital Trust .........................................      29,000           917
    Food & Kindred Products (1.50 %)
  Suiza Capital Trust II .................................................      35,500         1,345
    Gas Production & Distribution (3.17 %)
  Coastal Corporation (The) ..............................................      49,900         1,747
  SEMCO Capital Trust II .................................................     105,000         1,096
    Holding & Other Investment Offices (0.75 %)
  Fleetwood Capital Trust ................................................      23,000           670
    Industrial Machinery & Equipment (0.91 %)
  Ingersoll-Rand Financing I (7b) ........................................      40,000           815
    Insurance Agents, Brokers & Service (1.46 %)
  MetLife Capital Trust I ................................................      18,800         1,301
    Lumber & Wood Products (0.81 %)
  Georgia-Pacific Group - PEPS ...........................................      22,500           720
    Oil & Gas Extraction (4.79 %)
  Apache Corporation .....................................................      27,500         1,423
  Kerr-McGee Corporation .................................................      30,200         1,502
  Newfield Financial Trust I (7b) ........................................      23,500         1,363
    Paper & Allied Products (1.33 %)
  International Paper Capital Trust.......................................      31,500         1,185


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
CONVERTIBLE PREFERRED STOCKS (continued)
    Railroads (1.37 %)
  Union Pacific Capital Trust ............................................      31,300    $    1,221
                                                                                          ----------
  Total Convertible Preferred Stocks
  (cost: $ 17,692)....................................................................        18,722
                                                                                          ----------
COMMON STOCKS (65.57 %)
    Apparel Products (1.05 %)
  V.F. Corporation .......................................................      39,500           941
    Beverages (1.53 %)
  Universal Foods Corporation ............................................      74,000         1,369
    Business Credit Institutions (0.92 %)
  Heller Financial, Inc. .................................................      40,000           820
    Construction (0.85 %)
  Fluor Corporation ......................................................      24,000           759
    Electric Services (3.77 %)
  Edison International ...................................................      70,100         1,437
  Energy East Corporation ................................................      57,500         1,096
  FPL Group, Inc. ........................................................      16,900           837
    Electric, Gas & Sanitary Services (1.06 %)
  UtiliCorp United, Inc. (7a) ............................................      40,000           950
    Electronic & Other Electric Equipment (1.23 %)
  Hubbell Incorporated - Class B .........................................      43,000         1,097
    Electronic Components & Accessories (0.86 %)
  Allegheny Technologies
    Incorporated .........................................................      42,500           765
    Fabricated Metal Products (1.21 %)
  Fortune Brands, Inc. ...................................................      47,000         1,084
    Food & Kindred Products (1.17 %)
  Corn Products International, Inc........................................      39,500         1,047
    Gas Production & Distribution (7.71 %)
  El Paso Energy Corp. ...................................................      19,600           998
  Keyspan Corporation ....................................................      33,700         1,036
  New Jersey Resources Corporation........................................      24,300           925
  NICOR Inc. .............................................................      34,900         1,139
  Oneok, Inc. ............................................................      42,700         1,108
  Peoples Energy Corporation .............................................      23,100           748
  Questar Corporation ....................................................      48,300           936
    Holding & Other Investment Offices (10.39 %)
  Apartment Investment &
    Management Co. - Class A .............................................      30,000         1,298
  Archstone Communities Trust ............................................      36,300           765
  Camden Property Trust ..................................................      37,100         1,090

See accompanying notes which are an integral part of the financial statements.

                                                    2000 Semi-Annual Report / 75

Schedule of Investments
WRL Federated Growth & Income (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Holding & Other Investment Offices (continued)
  Duke-Weeks Realty Corporation ..........................................      58,200    $    1,302
  Equity Office Properties Trust .........................................      32,600           899
  Equity Residential Properties Trust                                           17,743           816
  Gables Residential Trust ...............................................      34,300           885
  Liberty Property Trust .................................................      27,200           706
  Post Properties, Inc. (7b) .............................................      34,700         1,527
    Industrial Machinery & Equipment (2.06 %)
  ITT Industries, Inc. ...................................................      37,500         1,139
  York International Corporation .........................................      27,000           705
    Instruments & Related Products (2.69 %)
  Beckman Coulter Inc. ...................................................      17,100           998
  Raytheon Company - Class B .............................................      40,000           770
  Rockwell International
    Corporation ..........................................................      20,200           636
    Insurance (2.21 %)
  Loews Corporation ......................................................      15,200           912
  Old Republic International Corp. .......................................      64,200         1,059
    Life Insurance (1.88 %)
  Lincoln National Corporation ...........................................      25,000           903
  Torchmark Corporation ..................................................      31,500           778
    Medical Instruments & Supplies (2.40 %)
  Bard, (C.R.) Inc. ......................................................      20,000           963
  DENTSPLY International, Inc. ...........................................      38,500         1,186
    Oil & Gas Extraction (2.25 %)
  Kerr-McGee Corporation .................................................      20,300         1,196
  Occidental Petroleum Corporation........................................      38,500           811
    Paper & Allied Products (3.14 %)
  Sappi Limited - ADR ....................................................     182,000         1,342
  Westvaco Corporation ...................................................      27,000           670
  Willamette Industries, Inc. ............................................      29,000           790
    Petroleum & Petroleum Products (2.00 %)
  Enron Corp. - Exchangeable
    Notes (7b) ...........................................................      58,000         1,791
    Petroleum Refining (4.41 %)
  Murphy Oil Corporation .................................................      13,500           802
  Phillips Petroleum Company .............................................      20,700         1,049
  Ultramar Diamond Shamrock
    Corporation ..........................................................      49,500         1,228
  USX-Marathon Group .....................................................      34,500           865


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Pharmaceuticals (1.29 %)
  Mallinckrodt Inc. ......................................................      26,500    $    1,151
    Primary Metal Industries (1.83 %)
  Anglogold Ltd. - ADR (7b) ..............................................      47,000           966
  Worthington Industries, Inc. ...........................................      64,000           672
    Printing & Publishing (1.25 %)
  Banta Corporation ......................................................      59,000         1,117
    Real Estate (4.86 %)
  AMB Property Corporation ...............................................      59,400         1,355
  Arden Realty, Inc. .....................................................      40,000           940
  ProLogis Trust .........................................................      50,500         1,076
  TrizecHahn Corporation .................................................      54,200           969
    Water Transportation (0.85 %)
  Alexander & Baldwin, Inc. ..............................................      34,400           759
    Wholesale Trade Nondurable Goods (0.70 %)
  Universal Corporation ..................................................      29,600           625
                                                                                          ----------
  Total Common Stocks
  (cost: $ 57,617)....................................................................        58,603
                                                                                          ----------


                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
SHORT-TERM OBLIGATIONS (10.69 %)
  Investors Bank & Trust
    Company (7e)
    6.03 %, Repurchase Agreement
    dated 06/30/2000 to be
    repurchased at $ 9,560 on
    07/03/2000. ..........................................................   $   9,555    $    9,555
                                                                                          ----------
  Total Short-Term Obligations
  (cost: $ 9,555).....................................................................         9,555
                                                                                          ----------
  Total Investment Securities
  (cost: $ 86,974)....................................................................    $   88,957
                                                                                          ==========

SUMMARY
 Investments, at market value ............................................       99.53%   $   88,957
  Other assets in
    excess of liabilities ................................................        0.47%          417
                                                                             ---------    ----------
  Net assets .............................................................      100.00%   $   89,374
                                                                             =========    ==========

See accompanying notes which are an integral part of the financial statements.

  76 / WRL Series Fund, Inc.

Schedule of Investments
WRL Dean Asset Allocation
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
CORPORATE DEBT SECURITIES (23.91 %)
    Auto Repair, Services & Parking (4.59 %)
  PHH Corporation
    7.02 %, due 11/09/2001 ...............................................   $   9,000    $    8,962
    Commercial Banks (4.67 %)
  First Union Corporation
    6.82 %, due 08/01/2026 ...............................................       3,000         2,906
  First Union Corporation - Florida
    6.18 %, due 02/15/2036 ...............................................       3,000         2,779
  First Union Corporation - North
    Carolina (7b)
    6.18 %, due 02/15/2036 ...............................................       3,710         3,436
    Electric, Gas & Sanitary Services (4.13 %)
  Avista Corporation
    5.99 %, due 12/10/2007 ...............................................       9,000         8,052
    Holding & Other Investment Offices (5.37 %)
  New Plan Excel Realty Trust, Inc.
    7.40 %, due 09/15/2009 ...............................................      11,000        10,478
    Personal Credit Institutions (2.22 %)
  Commercial Credit Company
    6.63 %, due 06/01/2015 ...............................................       4,250         4,192
  Household Finance Corporation
    6.00 %, due 05/01/2004 ...............................................         150           141
    Radio & Television Broadcasting (2.42 %)
  Cox Radio, Inc.
    6.38 %, due 05/15/2005 ...............................................       5,000         4,719
    Telecommunications (0.51 %)
  WorldCom, Inc.
    7.13 %, due 06/15/2027 ...............................................       1,000           989
                                                                                          ----------
  Total Corporate Debt Securities
  (cost: $ 48,766)....................................................................        46,654
                                                                                          ----------


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
PREFERRED STOCKS (1.00 %)
    Printing & Publishing (1.00 %)
  News Corporation
    Limited (The) - ADR ..................................................      41,000    $    1,948
                                                                                          ----------
  Total Preferred Stocks
  (cost: $ 907).......................................................................         1,948
                                                                                          ----------
COMMON STOCKS (70.97 %)
    Amusement & Recreation Services (2.49 %)
  Disney (Walt) Company (The) ............................................     125,000         4,852


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Automotive (4.54 %)
  Ford Motor Company .....................................................     160,000    $    6,880
  Paccar Inc. ............................................................      50,000         1,984
    Chemicals & Allied Products (1.68 %)
  Du Pont (E.I.) de Nemours and
    Company ..............................................................      75,000         3,281
    Commercial Banks (13.25 %)
  Bank of America Corporation ............................................      40,000         1,720
  BB&T Corporation .......................................................     100,000         2,388
  Chase Manhattan
    Corporation (The) ....................................................     112,500         5,182
  FleetBoston Financial Corp. ............................................     270,000         9,179
  Summit Bancorp .........................................................     300,000         7,387
    Computer & Data Processing Services (2.39 %)
  Convergys Corporation (7a) .............................................      60,000         3,113
  NCR Corporation (7a) ...................................................      40,000         1,558
    Computer & Office Equipment (1.61 %)
  Compaq Computer Corporation ............................................      50,000         1,278
  Hewlett-Packard Company ................................................      15,000         1,873
    Electric, Gas & Sanitary Services (1.00 %)
  DPL Inc. ...............................................................      89,000         1,952
    Electronic Components & Accessories (2.74 %)
  Intel Corporation ......................................................      40,000         5,348
    Food & Kindred Products (3.74 %)
  Philip Morris Companies Inc. ...........................................     275,000         7,305
    Food Stores (2.39 %)
  Albertson's, Incorporated ..............................................     140,000         4,655
    Health Services (1.12 %)
  HCA - The Healthcare Company ...........................................      72,000         2,187
    Holding & Other Investment Offices (1.20 %)
  RFS Hotel Investors, Inc. ..............................................     200,000         2,350
    Hotels & Other Lodging Places (1.44 %)
  Host Marriott Corporation ..............................................     300,000         2,813
    Industrial Machinery & Equipment (0.87 %)
  Caterpillar, Inc. ......................................................      50,000         1,694
    Instruments & Related Products (2.15 %)
  Agilent Technologies, Inc. (7a) ........................................       9,535           703
  Honeywell International Inc. ...........................................      35,000         1,179

See accompanying notes which are an integral part of the financial statements.

                                                    2000 Semi-Annual Report / 77

Schedule of Investments
WRL Dean Asset Allocation (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
  COMMON STOCKS (continued)
    Instruments & Related Products (continued)
  Raytheon Company - Class B .............................................     120,000    $    2,310
    Insurance (0.50 %)
  Conseco, Inc. (7b) .....................................................     100,000           975
    Life Insurance (2.31 %)
  Lincoln National Corporation ...........................................     125,000         4,516
    Motor Vehicles, Parts & Supplies (0.13 %)
  Visteon Corporation (7a) ...............................................      20,949           254
    Oil & Gas Extraction (2.43 %)
  Diamond Offshore
    Drilling, Inc. (7b) ..................................................     135,000         4,742
    Petroleum Refining (3.64 %)
  Exxon Mobil Corporation ................................................      60,000         4,710
  Texaco Inc. ............................................................      45,000         2,396
    Pharmaceuticals (1.47 %)
  Merck & Co., Inc. ......................................................      37,500         2,873
    Primary Metal Industries (0.45 %)
  Alcoa Inc. .............................................................      30,000           870
    Restaurants (0.80 %)
  TRICON Global
    Restaurants, Inc. (7a) ...............................................      55,000         1,554
    Savings Institutions (0.89 %)
  Washington Mutual, Inc. ................................................      60,000         1,733
    Security & Commodity Brokers (2.07 %)
  Alliance Capital Management
    Holding L.P. .........................................................      85,000         4,032


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Stone, Clay & Glass Products (1.27 %)
  Minnesota Mining & Manufacturing
    Company ..............................................................      30,000    $    2,475
    Telecommunications (5.33 %)
  ALLTEL Corporation .....................................................      50,000         3,097
  AT&T Corp. (7b) ........................................................      70,000         2,214
  Bell Atlantic Corporation (7b) .........................................     100,000         5,081
    U.S. Government Agencies (7.07 %)
  Fannie Mae .............................................................     190,000         9,915
  Freddie Mac ............................................................      96,000         3,888
                                                                                          ----------
  Total Common Stocks
  (cost: $ 146,954)...................................................................       138,496
                                                                                          ----------

                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
COMMERCIAL PAPER (4.09 %)
  Long Lane Master
    Trust IV - 144A (7c)
    6.58 %, due 07/03/2000 ...............................................   $   2,000    $    1,999
  Special Purpose Accounts
    Receivable Corp. - 144A (7c)
    6.55 %, due 07/10/2000 ...............................................       6,000         5,990
                                                                                          ----------
  Total Commercial Paper
  (cost: $ 7,989).....................................................................         7,989
                                                                                          ----------
  Total Investment Securities
  (cost: $ 204,616)...................................................................    $  195,087
                                                                                          ==========

SUMMARY
  Investments, at market value ...........................................       99.97%   $  195,087
  Other assets in
    excess of liabilities ................................................        0.03%           56
                                                                             ---------    ----------
  Net assets .............................................................      100.00%   $  195,143
                                                                             =========    ==========

See accompanying notes which are an integral part of the financial statements.

78 /  WRL Series Fund, Inc.

Schedule of Investments
WRL C.A.S.E. Growth
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (95.74 %)
    Apparel & Accessory Stores (10.07 %)
  Abercrombie & Fitch Co. -
    Class A (7a) .........................................................     440,000    $    5,362
  American Eagle
    Outfitters, Inc. (7a) ................................................      81,000         1,134
  Claire's Stores, Inc. ..................................................     167,000         3,215
    Apparel Products (2.79 %)
  Jones Apparel Group, Inc. (7a) .........................................     114,400         2,688
    Business Services (3.77 %)
  Appnet Systems, Inc. (7a) ..............................................     101,000         3,636
    Commercial Banks (5.35 %)
  Bank of America Corporation ............................................      25,658         1,103
  Bank One Corporation ...................................................      25,000           664
  Chase Manhattan
    Corporation (The) ....................................................      34,500         1,589
  Citigroup Inc. .........................................................      30,000         1,808
    Communications Equipment (8.94 %)
  Adaptive Broadband
    Corporation (7a) .....................................................      46,000         1,691
  ADC Telecommunications,
    Incorporated (7a) ....................................................      28,000         2,349
  ANTEC Corporation (7a) (7b) ............................................      65,800         2,735
  Motorola, Inc. .........................................................      15,000           436
  QUALCOMM Incorporated (7a) .............................................      23,500         1,410
    Computer & Data Processing Services (9.79 %)
  America Online, Inc. (7a) ..............................................      43,000         2,268
  Commerce One, Inc. (7a) (7b) ...........................................      40,000         1,816
  Compuware Corporation (7a) .............................................      58,000           602
  Microsoft Corporation (7a) .............................................      17,000         1,360
  Networks Associates, Inc. (7a) .........................................     103,000         2,099
  Phone.com, Inc. (7a) ...................................................      20,000         1,303
    Construction (1.27 %)
  Halliburton Company ....................................................      26,000         1,227
    Electronic & Other Electric Equipment (2.64 %)
  General Electric Company ...............................................      48,000         2,544
    Electronic Components & Accessories (11.54 %)
  Altera Corporation (7a) ................................................      13,000         1,325
  Conexant Systems, Inc. (7a) (7b) .......................................      62,000         3,015
  Jabil Circuit, Inc. (7a) ...............................................      86,000         4,267


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Electronic Components & Accessories (continued)
  JDS Uniphase Corporation (7a) ..........................................      10,000    $    1,199
  Vitesse Semiconductor
    Corporation (7a) .....................................................      18,000         1,324
    Industrial Machinery & Equipment (3.91 %)
  Brooks Automation, Inc. (7a) ...........................................      59,000         3,771
    Instruments & Related Products (0.49 %)
  Honeywell International Inc. ...........................................      14,000           472
    Insurance (6.82 %)
  Conseco, Inc. (7b) .....................................................     675,000         6,580
    Oil & Gas Extraction (5.11 %)
  Diamond Offshore
    Drilling, Inc. (7b) ..................................................      84,000         2,951
  Transocean Sedco Forex Inc. (7b)........................................      37,000         1,977
    Pharmaceuticals (4.59 %)
  Pfizer Incorporated ....................................................      57,000         2,736
  SmithKline Beecham PLC - ADR ...........................................      26,000         1,695
    Retail Trade (0.79 %)
  Amazon.Com, Inc. (7a) (7b) .............................................      21,000           763
    Savings Institutions (1.02 %)
  Washington Mutual, Inc. ................................................      34,000           982
    Shoe Stores (3.29 %)
  Genesco Inc. (7a) (7b) .................................................     197,600         3,174
    Telecommunications (12.59 %)
  AT&T Corp. (7b) ........................................................      57,500         1,818
  Global Crossing Ltd. (7a) ..............................................      65,000         1,710
  Lucent Technologies Inc. ...............................................      24,000         1,422
  Qwest Communications
    International Inc. (7a) (7b) .........................................      55,000         2,733
  U S West, Inc. .........................................................      20,000         1,715
  WorldCom, Inc. (7a) ....................................................      60,000         2,753
    Variety Stores (0.97 %)
  Kmart Corporation (7a) .................................................     137,000           933
                                                                                          ----------
  Total Common Stocks
  (cost: $ 96,596)....................................................................        92,354
                                                                                          ----------
  Total Investment Securities
  (cost: $ 96,596)....................................................................    $   92,354
                                                                                          ==========

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report /  79

Schedule of Investments
WRL C.A.S.E. Growth (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)


SUMMARY
  Investments, at market value ...........................................       95.74%   $   92,354
  Other assets in
    excess of liabilities ................................................        4.26%        4,108
                                                                             ---------    ----------
  Net assets .............................................................      100.00%   $   96,462
                                                                             =========    ==========

See accompanying notes which are an integral part of the financial statements.

80 /  WRL Series Fund, Inc.

Schedule of Investments
WRL NWQ Value Equity
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (93.94 %)
    Aerospace (0.61 %)
  Textron Inc. ...........................................................      15,100    $      820
    Air Transportation (2.54 %)
  Delta Air Lines, Inc. ..................................................      68,000         3,438
    Automotive (0.81 %)
  Delphi Automotive Systems
    Corporation ..........................................................      75,000         1,092
    Chemicals & Allied Products (5.07 %)
  Air Products and Chemicals, Inc. .......................................      59,600         1,836
  Praxair, Inc. ..........................................................      65,000         2,433
  Rohm and Haas Company ..................................................      75,000         2,588
    Commercial Banks (9.80 %)
  Bank of America Corporation ............................................      67,000         2,881
  Chase Manhattan
    Corporation (The) ....................................................      59,700         2,750
  First Union Corporation ................................................      98,800         2,451
  Wells Fargo & Co. ......................................................     133,400         5,169
    Communication (2.10 %)
  NTL Incorporated (7a) (7b) .............................................      47,375         2,837
    Computer & Data Processing Services (0.76 %)
  Computer Associates
    International, Inc. ..................................................      20,000         1,024
    Computer & Office Equipment (3.66 %)
  Hewlett-Packard Company ................................................      26,800         3,347
  Pitney Bowes Inc. ......................................................      40,000         1,600
    Construction (2.49 %)
  Halliburton Company ....................................................      71,200         3,360
    Department Stores (1.20 %)
  Federated Department
    Stores, Inc. (7a) ....................................................      48,000         1,620
    Drug Stores & Proprietary Stores (1.12 %)
  CVS Corporation ........................................................      38,000         1,520
    Electric Services (3.28 %)
  Florida Progress Corporation ...........................................      45,000         2,109
  Southern Company (The) .................................................     100,000         2,331
    Electronic & Other Electric Equipment (0.19 %)
  Thomas & Betts Corporation .............................................      13,300           254
    Electronic Components & Accessories (2.29 %)
  Texas Instruments Incorporated .........................................      45,000         3,091
    Fabricated Metal Products (1.42 %)
  Fortune Brands, Inc. ...................................................      83,000         1,914


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Food & Kindred Products (5.50 %)
  Philip Morris Companies Inc. ...........................................     192,900    $    5,124
  Sara Lee Corporation ...................................................     120,000         2,318
    Gas Production & Distribution (2.07 %)
  Coastal Corporation (The) ..............................................      46,000         2,800
    Health Services (4.24 %)
  HCA - The Healthcare Company ...........................................     108,900         3,308
  Tenet Healthcare Corporation (7a).......................................      90,000         2,430
    Holding & Other Investment Offices (1.00 %)
  IndyMac Mortgage Holdings, Inc. ........................................     100,000         1,356
    Industrial Machinery & Equipment (7.10 %)
  Deere & Company ........................................................      39,450         1,460
  Grant Prideco, Inc. (7a) ...............................................      65,000         1,625
  Ingersoll-Rand Company .................................................      56,500         2,274
  Tyco International Ltd .................................................      35,000         1,658
  Weatherford
    International Inc. (7a) ..............................................      65,000         2,588
    Instruments & Related Products (2.03 %)
  Agilent Technologies, Inc. (7a) (7b)....................................      27,721         2,044
  Emerson Electric Co. ...................................................      11,600           700
    Insurance (2.52 %)
  Aetna, Inc. ............................................................      53,000         3,402
    Insurance Agents, Brokers & Service (2.90 %)
  Hartford Financial Services
    Group, Inc. ..........................................................      70,000         3,916
    Mortgage Bankers and Brokers (1.23 %)
  Countrywide Credit Industries, Inc. ....................................      55,000         1,667
    Motion Pictures (1.85 %)
  Time Warner Inc. .......................................................      33,000         2,508
    Oil & Gas Extraction (4.70 %)
  Noble Affiliates, Inc ..................................................      32,500         1,211
  Noble Drilling Corporation (7a) ........................................      87,600         3,608
  Union Pacific Resources Group Inc.......................................      70,000         1,540
    Paperboard Containers & Boxes (0.94 %)
  Packaging Corporation of
    America (7a) .........................................................     125,000         1,266
    Petroleum Refining (3.59 %)
  Conoco Inc. - Class B ..................................................     140,000         3,439
  Tosco Corporation ......................................................      50,000         1,416
    Security & Commodity Brokers (1.24 %)
  Bear Stearns Companies Inc. (The).......................................      40,131         1,670

See accompanying notes which are an integral part of the financial statements.
                                                   2000 Semi-Annual Report /  81

Schedule of Investments
WRL NWQ Value Equity (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Telecommunications (12.06 %)
  ALLTEL Corporation .....................................................      17,500    $    1,084
  AT&T Corp. - Liberty Media
    Group - Class A (7a) .................................................     112,000         2,716
  CoreComm Limited (7a) (7b) .............................................     148,200         2,890
  MediaOne Group Inc. (7a) ...............................................      72,600         4,814
  Telephone and Data Systems, Inc.........................................      25,000         2,506
  WorldCom, Inc. (7a) ....................................................      50,000         2,294
    U.S. Government Agencies (2.02 %)
  Fannie Mae .............................................................      52,400         2,735
    Water Transportation (1.01 %)
  Carnival Corporation ...................................................      70,000         1,365
    Wholesale Trade Nondurable Goods (0.60 %)
  Unilever NV - NY Shares ................................................      19,000           817
                                                                                          ----------
  Total Common Stocks
  (cost: $ 120,015)...................................................................       127,014
                                                                                          ----------


                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
SHORT-TERM OBLIGATIONS (5.94 %)
  Investors Bank & Trust
    Company (7e)
    6.03 %, Repurchase Agreement
    dated 06/30/2000 to be
    repurchased at $ 8,030 on
    07/03/2000 ...........................................................   $   8,027    $    8,027
                                                                                          ----------
  Total Short-Term Obligations
  (cost: $ 8,027).....................................................................         8,027
                                                                                          ----------
  Total Investment Securities
  (cost: $ 128,042)...................................................................    $  135,041
                                                                                          ==========
SUMMARY
  Investments, at market value ...........................................       99.88%   $  135,041
  Other assets in
    excess of liabilities ................................................        0.12%          163
                                                                             ---------    ----------
  Net assets .............................................................      100.00%   $  135,204
                                                                             =========    ==========

See accompanying notes which are an integral part of the financial statements.

82 /  WRL Series Fund, Inc.

Schedule of Investments
WRL GE International Equity
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
PREFERRED STOCKS (0.53 %)
    Chemicals & Allied Products (0.53 %)
  Henkel KGaA ............................................................       3,296    $      191
                                                                                          ----------
  Total Preferred Stocks
  (cost: $ 191).......................................................................           191
                                                                                          ----------
COMMON STOCKS (97.16 %)
    Aerospace (3.05 %)
  Aerospatiale Matra (7b) ................................................      10,061           212
  BAE Systems PLC ........................................................     142,587           890
    Amusement & Recreation Services (1.90 %)
  Granada Group PLC ......................................................      62,892           629
  Namco Limited ..........................................................       1,600            58
    Apparel Products (0.56 %)
  Giordano International Limited .........................................     132,000           201
    Automotive (2.59 %)
  Autoliv Inc. ...........................................................      10,810           266
  Bayerische Motoren
    Werke AG (BMW) .......................................................      10,854           328
  DaimlerChrysler AG .....................................................       2,104           111
  Mazda Motor Corporation ................................................      86,000           233
    Beverages (0.07 %)
  Panamerican Beverages, Inc. -
    Class A ..............................................................       1,838            27
    Chemicals & Allied Products (3.20 %)
  Bayer AG ...............................................................       3,775           148
  Kao Corporation ........................................................      12,592           385
  Pharmacia Corporation ..................................................       1,051            54
  Rhodia SA ..............................................................       9,863           166
  Shin-Etsu Chemical Co., Ltd. ...........................................       8,000           406
    Commercial Banks (9.46 %)
  Asahi Bank, Ltd. .......................................................       7,764            33
  Banca Intesa SpA .......................................................      68,577           309
  Banco Comercial Portugues SA -
    Registered Shares ....................................................      13,696            71
  Bank of Ireland ........................................................      52,193           330
  Bank of Scotland .......................................................      11,921           113
  Bayerische Hypo - und
    Vereinsbank AG .......................................................       2,598           169
  BNP Paribas ............................................................       3,366           325
  Credit Suisse Group (7b) ...............................................       1,386           276
  Deutsche Bank AG .......................................................       4,148           343
  Fuji Bank, Limited (7b) ................................................      18,000           137
  ING Groep NV ...........................................................      12,643           857
  Kookmin Bank ...........................................................       2,782            35
  Nordic Baltic Holding AB - FDR .........................................      28,868           211
  Svenska Handelsbanken AB -
    Class A ..............................................................       3,060            45


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Commercial Banks (continued)
  Uniao de Bancos
    Brasileiros SA - GDR (7b) ............................................       5,925    $      170
    Communication (0.74 %)
  Reed International PLC .................................................      23,658           206
  Saatchi & Saatchi PLC ..................................................       9,603            62
    Communications Equipment (4.59 %)
  Alcatel ................................................................       3,546           233
  ECI Telecom Ltd. (7b) ..................................................      15,191           543
  Koninklijke Philips Electronics NV......................................      18,694           884
    Computer & Data Processing Services (0.78 %)
  ATI Technologies Inc. (7a) .............................................      17,528           148
  Getronics NV (7b) ......................................................       7,239           112
  TietoEnator Corporation ................................................         618            21
    Construction (0.75 %)
  Suez Lyonnaise Des Eaux SA .............................................       1,554           273
    Electric Services (1.67 %)
  E.ON AG ................................................................       6,543           322
  Korea Electric Power Corporation .......................................       1,470            46
  Korea Electric Power
    Corporation - ADR ....................................................       2,086            38
  Tokyo Electric
    Power Co., Inc. (The) ................................................       8,100           198
    Electrical Goods (1.24 %)
  Johnson Electric Holdings Limited.......................................      47,400           448
    Electronic & Other Electric Equipment (5.86 %)
  Canon Inc. .............................................................      18,000           897
  Samsung Electronics Co., Ltd. ..........................................       1,600           530
  Sony Corporation .......................................................       5,200           486
  Sumitomo Electric Industries, Ltd.......................................      12,000           206
    Electronic Components & Accessories (9.92 %)
  Celestica, Inc. (7a) ...................................................       2,672           130
  Celestica, Inc. (U.S.) (7a) ............................................       3,979           195
  Fujitsu Limited ........................................................      22,000           762
  Minebea Co., Ltd. ......................................................      32,000           402
  STMicroelectronics NV ..................................................       2,397           152
  Taiwan Semiconductor
    Manufacturing Company Ltd. -
    ADR (7a) (7b) ........................................................      27,498         1,067
  Toshiba Corporation ....................................................      78,000           881
    Engineering & Management Services (1.79 %)
  ABB Ltd. ...............................................................       2,587           310
  Corus Group PLC (7a) ...................................................     230,200           337

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report /  83

Schedule of Investments
WRL GE International Equity (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Environmental Services (0.90 %)
  Vivendi SA .............................................................       3,670    $      325
    Food Stores (0.91 %)
  Carrefour SA ...........................................................       1,013            69
  Koninklijke Ahold NV ...................................................       6,707           198
  Somerfield PLC .........................................................      70,077            62
    Holding & Other Investment Offices (3.77 %)
  Desc SA de CV - ADR ....................................................       5,809            75
  Desc SA de CV - Series B ...............................................      51,937            33
  Grupo Carso SA de CV - ADR (7a).........................................       8,773            61
  Grupo Financiero Banamex Accival,
    SA de CV - Class O (7a) ..............................................      67,460           284
  Hutchison Whampoa Limited ..............................................       2,200            28
  Investor AB - Class B ..................................................       3,230            44
  Invik & Company AB - Class B ...........................................         696            73
  Kinnevik AB - Class B ..................................................       1,353            35
  Lagardere S.C.A. .......................................................       9,557           732
    Industrial Machinery & Equipment (2.44 %)
  ASM Lithography Holding NV (7a).........................................       2,348           101
  Invensys PLC ...........................................................     208,108           782
    Insurance (4.76 %)
  CGU PLC (7a) ...........................................................      42,737           712
  Muenchener Rueckversicherungs-
    Gesellschaft AG ......................................................       1,682           536
  Muenchener Rueckversicherungs-
    Gesellschaft AG - warrants ...........................................          19             2
  Riunione Adriatica di Sicurta SpA.......................................      23,660           261
  Royal & Sun Alliance Insurance
    Group PLC ............................................................      32,848           213
    Insurance Agents, Brokers & Service (3.63 %)
  Axa ....................................................................       6,000           949
  Pohjola Group Insurance
    Corporation - Class B ................................................         832            29
  Sampo Insurance Company Ltd. -
    Class A ..............................................................       8,289           337
    Life Insurance (0.26 %)
  Prudential Corporation PLC .............................................       6,359            93
    Lumber & Construction Materials (0.93 %)
  CRH PLC ................................................................      18,549           336
    Machinery, Equipment & Supplies (2.37 %)
  Alstom SA ..............................................................      19,382           525
  Schneider SA ...........................................................       4,731           331
    Management Services (0.41 %)
  CGI Group Inc. (7a) ....................................................      18,158           148


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Manufacturing Industries (1.00 %)
  Metallgesellschaft AG ..................................................      26,153    $      362
    Medical Instruments & Supplies (2.15 %)
  Fresenius Medical Care AG ..............................................       4,677           376
  Nycomed Amersham PLC ...................................................      40,325           401
    Oil & Gas Extraction (3.68 %)
  Coflexip SA - ADR (7b) .................................................       4,011           243
  Repsol SA ..............................................................       3,780            75
  Saipem SpA .............................................................      46,295           275
  Total Fina SA ..........................................................       4,814           740
    Paper & Allied Products (0.51 %)
  Jefferson Smurfit Group PLC ............................................      53,206            90
  Stora Enso Oyj - R Shares (7a) .........................................      10,374            95
    Pharmaceuticals (2.37 %)
  Aventis SA (7b) ........................................................       7,266           532
  Teva Pharmaceutical Industries
    Ltd. - ADR ...........................................................       5,854           325
    Primary Metal Industries (1.53 %)
  Ispat International NV -
    NY Registered Shares .................................................       7,659            73
  Pohang Iron & Steel
    Co., Ltd. - ADR ......................................................       6,415           154
  Pohang Iron & Steel Co., Ltd. (7b)......................................       1,010            86
  Preussag AG ............................................................       7,479           242
    Radio & Television Broadcasting (0.69 %)
  Grupo Televisa SA de CV -
    GDR (7a) (7b) ........................................................       3,611           249
    Railroads (0.23 %)
  Railtrack Group PLC ....................................................       5,407            84
    Real Estate (0.59 %)
  Cheung Kong (Holdings) Limited..........................................      19,300           214
    Retail Trade (0.17 %)
  Vendex KBB NV ..........................................................       3,663            62
    Rubber & Misc. Plastic Products (0.76 %)
  Compagnie Generale des
    Etablissements Michelin -
    Class B (7b) .........................................................       8,581           276
    Telecommunications (11.88 %)
  Cable & Wireless Optus Ltd. (7a)........................................      63,638           190
  Cable & Wireless PLC ...................................................      33,312           565
  China Unicom Limited (7a) ..............................................      22,000            47
  Datacraft Asia Limited .................................................      10,160            89

See accompanying notes which are an integral part of the financial statements.

84 / WRL Series Fund, Inc.

Schedule of Investments
WRL GE International Equity (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Telecommunications (continued)
  Hellenic Telecommunications
    Organization SA ......................................................       2,910    $       72
  Hellenic Telecommunications
    Organization SA - ADR ................................................      10,902           133
  Koninklijke KPN NV .....................................................       9,334           419
  Korea Telecom Corporation ..............................................       2,086           184
  Korea Telecom Corporation -
    ADR (7b) .............................................................       1,730            84
  NetCom AB - Class B (7a) ...............................................         858            64
  Nippon Telegraph &
    Telephone Corporation ................................................          27           359
  Sonera Oyj .............................................................         296            14
  Tele Norte Leste
    Participacoes SA (7b) ................................................          91             2
  Tele Sudeste Celular
    Participacoes SA - ADR ...............................................         154             5
  Telecom Italia SpA .....................................................       9,101           125
  Telecomunicacoes Brasileiras
    SA - ADR (7b) ........................................................         774            75
  Telefonaktiebolaget LM
    Ericsson - Class B ...................................................      17,043           339
  Telefonica SA (7a) (7b) ................................................      31,304           675
  Telefonos de Mexico
    SA de CV - ADR .......................................................       3,394           194
  Telekomunikacja Polska SA -
    GDR - 144A (7a) (7c) .................................................      19,947           139
  Telesp - Telecomunicacoes de Sao
    Paulo SA - ADR .......................................................         774            14
  Vodafone Airtouch PLC ..................................................     126,844           513
    Transportation & Public Utilities (1.73 %)
  Brambles Industries Limited ............................................      20,375           626
    Water Transportation (0.79 %)
  IHC Caland NV ..........................................................       5,886           287
    Wholesale Trade Durable Goods (0.53 %)
  Itochu Corporation (7a) ................................................      37,896           191
                                                                                          ----------
  Total Common Stocks
  (cost: $ 32,931)....................................................................        35,160
                                                                                          ----------
  Total Investment Securities
  (cost: $ 33,122)....................................................................    $   35,351
                                                                                          ==========
SUMMARY
  Investments, at market value ...........................................       97.69%   $   35,351
  Other assets in
    excess of liabilities ................................................        2.31%          836
                                                                             ---------    ----------
  Net assets .............................................................      100.00%   $   36,187
                                                                             =========    ==========

                                                                                            Market
                                                                             Percentage      Value
                                                                             ----------   ----------
INVESTMENTS BY COUNTRY:
  Australia ..............................................................        2.31%   $      816
  Canada .................................................................        1.21%          426
  Finland ...............................                                         1.40%          496
  France ................................                                        16.53%        5,841
  Germany ...............................                                         8.85%        3,130
  Greece ................................                                         0.20%           72
  Hong Kong .............................                                         2.65%          937
  Ireland ...............................                                         1.88%          666
  Italy .................................                                         2.75%          971
  Japan .................................                                        15.93%        5,633
  Korea .................................                                         2.49%          880
  Mexico ................................                                         0.90%          317
  Netherlands ...........................                                         8.27%        2,922
  Portugal ..............................                                         0.20%           72
  Spain .................................                                         2.12%          750
  Sweden ................................                                         3.05%        1,077
  Switzerland ...........................                                         1.66%          587
  United Kingdom ........................                                        16.27%        5,751
  United States .........................                                        11.33%        4,007
                                                                             ---------    ----------
   Investments, at market value .........                                       100.00%   $   35,351
                                                                             =========    ==========

See accompanying notes which are an integral part of the financial statements.

                                                    2000 Semi-Annual Report / 85

Schedule of Investments
WRL GE U.S. Equity
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (96.16 %)
    Aerospace (2.08 %)
  Boeing Company (The) ...................................................      21,165    $      885
  Textron Inc. ...........................................................      28,969         1,573
  United Technologies Corporation.........................................      30,620         1,803
    Air Transportation (0.66 %)
  Continental Airlines, Inc. -
    Class B (7a) .........................................................      17,261           811
  Delta Air Lines, Inc. ..................................................      10,507           531
    Amusement & Recreation Services (0.81 %)
  Disney (Walt) Company (The) ............................................      42,538         1,651
    Automotive (0.25 %)
  Ford Motor Company .....................................................      12,008           516
    Beverages (1.64 %)
  Anheuser-Busch
    Companies, Inc. (7i) .................................................       7,505           561
  PepsiCo, Inc. (7i) .....................................................      62,742         2,788
    Business Services (2.58 %)
  Catalina Marketing
    Corporation (7a) .....................................................      10,957         1,118
  Equifax Inc. ...........................................................      83,155         2,183
  Interpublic Group of
    Companies, Inc. ......................................................      45,781         1,969
    Chemicals & Allied Products (1.74 %)
  Airgas, Inc. (7a) ......................................................       7,205            41
  Avon Products, Inc. ....................................................       7,507           334
  Colgate-Palmolive Company ..............................................       3,843           230
  Dow Chemical Company (The) .............................................       9,006           272
  Du Pont (E.I.) de Nemours
    and Company ..........................................................      12,008           525
  Pharmacia Corporation ..................................................      12,600           651
  PPG Industries, Incorporated ...........................................      12,008           532
  Procter & Gamble Company (The)..........................................      17,111           980
    Commercial Banks (6.77 %)
  Bank of America Corporation ............................................      37,825         1,626
  Bank One Corporation ...................................................       9,606           255
  Chase Manhattan
    Corporation (The) ....................................................      28,218         1,300
  Citigroup Inc. .........................................................     126,068         7,596
  FleetBoston Financial Corp. ............................................      33,562         1,141
  PNC Financial Services Group ...........................................      17,111           802
  State Street Corporation ...............................................       7,655           812
  U.S. Bancorp ...........................................................      16,511           318
    Communication (1.75 %)
  Adelphia Communications
    Corporation - Class A (7a) ...........................................       2,101            98
  Comcast Corporation - Class A (7a)......................................      48,032         1,945

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Communication (continued)
  NTL Incorporated (7a) (7b) .............................................      25,742    $    1,541
    Communications Equipment (2.81 %)
  Motorola, Inc. .........................................................      53,885         1,566
  Nortel Networks Corporation (7b)                                              42,028         2,868
  Tellabs, Inc. (7a) .....................................................      19,197         1,314
    Computer & Data Processing Services (5.66 %)
  Automatic Data Processing, Inc. ........................................      32,782         1,756
  First Data Corporation .................................................      93,845         4,657
  Microsoft Corporation (7a) .............................................      64,543         5,163
    Computer & Office Equipment (6.96 %)
  Cisco Systems, Inc. (7a) ...............................................      70,697         4,494
  Dell Computer Corporation (7a) .........................................      66,028         3,256
  EMC Corporation (7a) ...................................................      32,934         2,534
  International Business
    Machines Corp. .......................................................       9,607         1,053
  Pitney Bowes Inc. ......................................................      26,718         1,069
  Sun Microsystems, Inc. (7a) ............................................      11,108         1,010
  Unisys Corporation (7a) ................................................      55,837           813
    Construction (0.38 %)
  Halliburton Company ....................................................      16,511           779
    Department Stores (0.36 %)
  Federated Department
    Stores, Inc. (7a) ....................................................      21,614           729
    Drug Stores & Proprietary Stores (0.58 %)
  CVS Corporation ........................................................      29,870         1,195
    Electric Services (0.91 %)
  Calpine Corporation (7a) ...............................................       5,104           336
  Dominion Resources, Inc. ...............................................       3,602           154
  Duke Energy Corporation ................................................      15,761           889
  Edison International ...................................................      12,008           246
  FPL Group, Inc. ........................................................       4,803           238
    Electric, Gas & Sanitary Services (0.31 %)
  New Century Energies Inc. ..............................................      21,014           630
    Electronic & Other Electric Equipment (0.78 %)
  Eaton Corporation ......................................................       7,197           482
  Energizer Holdings, Inc. (7a) ..........................................      25,120           458
  Harman International Industries,
    Incorporated .........................................................         845            52
  Hubbell Incorporated - Class B .........................................      23,566           601
    Electronic Components & Accessories (6.97 %)
  Analog Devices, Inc. (7a) ..............................................      30,591         2,325
  Intel Corporation ......................................................      63,042         8,428
  Micron Technology, Inc. (7a) ...........................................      12,728         1,121

See accompanying notes which are an integral part of the financial statements.

86 / WRL Series Fund, Inc.

Schedule of Investments
WRL GE U.S. Equity (continued)
At June 30, 2000 All
Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Electronic Components & Accessories (continued)
  Molex Incorporated - Class A ...........................................      42,628    $    1,492
  Texas Instruments Incorporated .........................................      12,909           887
    Environmental Services (0.28 %)
  Waste Management Inc. ..................................................      30,020           570
    Fabricated Metal Products (0.64 %)
  Gillette Company (The) .................................................      22,724           794
  Masco Corporation ......................................................       7,504           136
  Parker-Hannifin Corporation ............................................      10,799           370
    Food & Kindred Products (1.67 %)
  Bestfoods ..............................................................       6,905           478
  General Mills, Inc. ....................................................      12,625           483
  H.J. Heinz Company .....................................................       8,406           368
  Philip Morris Companies Inc. ...........................................      12,068           321
  Quaker Oats Company (The) ..............................................       5,404           406
  Ralston Purina Company .................................................      43,529           868
  Sara Lee Corporation ...................................................      25,517           493
    Gas Production & Distribution (0.46 %)
  El Paso Energy Corp. ...................................................      18,462           940
    Health Services (0.22 %)
  Lincare Holdings Inc. (7a) .............................................      18,312           451
    Industrial Machinery & Equipment (3.17 %)
  Applied Materials, Inc. (7a) ...........................................      28,669         2,598
  Baker Hughes, Inc. .....................................................      15,310           490
  Deere & Company ........................................................      10,506           389
  Dover Corporation ......................................................      59,890         2,429
  Ingersoll-Rand Company .................................................      14,558           586
    Instruments & Related Products (1.75 %)
  Emerson Electric Co. ...................................................      31,131         1,880
  Honeywell International Inc. (7i) ......................................      39,716         1,338
  PerkinElmer, Inc. ......................................................       5,614           371
    Insurance (2.23 %)
  AFLAC Incorporated .....................................................       3,302           152
  American International Group, Inc.......................................      18,537         2,178
  Berkshire Hathaway Inc. -
    Class B (7a) .........................................................         236           415
  Chubb Corporation ......................................................      14,259           877
  Fidelity National Financial, Inc. ......................................      11,409           209
  Loews Corporation ......................................................       4,653           279
  St. Paul Companies, Inc. (The) .........................................      13,209           451
    Insurance Agents, Brokers & Service (0.96 %)
  Hartford Financial Services
    Group, Inc. ..........................................................      20,113         1,125


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
     COMMON STOCKS (continued)
    Insurance Agents, Brokers & Service (continued)
  Marsh & McLennan
    Companies, Inc. ......................................................       8,045    $      840
    Life Insurance (0.44 %)
  AXA Financial, Inc. ....................................................      10,807           367
  Reliastar Financial Corp. ..............................................      10,207           535
    Lumber & Other Building Materials (1.30 %)
  Home Depot, Inc. (The) .................................................      30,920         1,544
  Lowe's Companies, Inc. .................................................      27,018         1,109
    Lumber & Wood Products (0.73 %)
  Rayonier, Inc. .........................................................      10,057           361
  Weyerhaeuser Company ...................................................      26,559         1,142
    Medical Instruments & Supplies (0.36 %)
  DENTSPLY International, Inc. ...........................................       8,406           259
  Sybron International
    Corporation (7a) .....................................................      24,316           482
    Metal Mining (0.72 %)
  Barrick Gold Corporation ...............................................      33,022           601
  Newmont Mining Corporation .............................................      40,527           876
    Mining (0.29 %)
  Martin Marietta Materials, Inc. ........................................      14,699           594
    Mortgage Bankers and Brokers (0.08 %)
  Countrywide Credit Industries, Inc......................................       5,704           173
    Motor Vehicles, Parts & Supplies (0.01 %)
  Visteon Corporation (7a) ...............................................       1,572            19
    Oil & Gas Extraction (2.34 %)
  Anadarko Petroleum
    Corporation (7b) .....................................................      11,708           577
  Burlington Resources Inc. ..............................................      18,414           704
  Nabors Industries, Inc. (7a) ...........................................      19,511           811
  Schlumberger Limited ...................................................      25,997         1,940
  Unocal Corporation .....................................................      22,515           746
    Paper & Allied Products (0.39 %)
  Bowater Incorporated ...................................................       8,104           358
  International Paper Company ............................................       7,731           230
  Mead Corporation (The) .................................................       8,406           212
    Personal Credit Institutions (1.21 %)
  American Express Company (7i) ..........................................      30,170         1,573
  Associates First Capital
    Corporation - Class A ................................................      40,677           908

See accompanying notes which are an integral part of the financial statements.

                                                    2000 Semi-Annual Report / 87

Schedule of Investments
WRL GE U.S. Equity (continued)
At June 30, 2000 All
Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Petroleum & Petroleum Products (0.17 %)
  Enron Corp. ............................................................       5,404    $      349
    Petroleum Refining (4.10 %)
  BP Amoco PLC - ADR .....................................................       6,604           374
  Chevron Corporation ....................................................       7,205           611
  Conoco Inc. - Class B ..................................................      24,316           597
  Exxon Mobil Corporation ................................................      57,749         4,533
  Royal Dutch Petroleum Company -
    NY Registered Shares .................................................      27,018         1,663
  Texaco Inc. ............................................................       5,404           288
  USX-Marathon Group .....................................................      12,909           324
    Pharmaceuticals (12.36 %)
  Abbott Laboratories ....................................................      36,775         1,639
  American Home Products
    Corporation ..........................................................       9,156           538
  Amgen Inc. (7a) ........................................................      18,162         1,276
  Bristol-Myers Squibb Co. ...............................................      49,533         2,885
  Cardinal Health, Inc. (7i) .............................................      55,387         4,099
  Johnson & Johnson ......................................................      28,398         2,893
  Lilly (Eli) and Company ................................................      11,408         1,139
  Merck & Co., Inc. ......................................................      70,546         5,406
  Pfizer Incorporated ....................................................      71,822         3,447
  Schering-Plough Corporation ............................................      24,316         1,228
  Watson Pharmaceuticals, Inc. (7a).......................................      13,510           726
    Printing & Publishing (1.01 %)
  Gannett Co., Inc. ......................................................      23,265         1,392
  Knight-Ridder, Inc. (7b) ...............................................      12,608           671
    Railroads (0.75 %)
  Burlington Northern
    Santa Fe Corp. .......................................................      34,973           802
  Canadian Pacific Limited ...............................................      27,618           723
    Restaurants (0.84 %)
  McDonald's Corporation .................................................      52,385         1,725
    Retail Trade (0.12 %)
  Schein, Henry, Inc. (7a) ...............................................      14,410           249
    Security & Commodity Brokers (2.12 %)
  Goldman Sachs
    Group, Inc. (The) ....................................................       5,103           484
  Lehman Brothers Holdings Inc. ..........................................      12,188         1,153
  Morgan Stanley Dean
    Witter and Co. .......................................................      32,422         2,699


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Telecommunications (7.81 %)
  ALLTEL Corporation .....................................................      10,806    $      669
  AT&T Corp. (7i) ........................................................      24,016           760
  AT&T Corp. - Liberty Media
    Group - Class A (7a) .................................................      88,258         2,140
  AT&T Wireless Group (7a) ...............................................       6,004           167
  Bell Atlantic Corporation (7b) (7i).....................................      15,010           763
  Global Crossing Ltd. (7a) ..............................................      16,511           434
  GTE Corporation ........................................................      31,070         1,934
  Lucent Technologies Inc. ...............................................      21,014         1,245
  NEXTLINK Communications, Inc. -
    Class A (7a) (7b) ....................................................       4,804           182
  SBC Communications Inc. ................................................      68,447         2,960
  Sprint Corporation (FON Group) .........................................      21,164         1,079
  U S West, Inc. .........................................................      22,365         1,918
  Vodafone Airtouch
    PLC - ADR (7b) .......................................................      24,466         1,014
  WorldCom, Inc. (7a) ....................................................      15,310           702
    Transportation Equipment (0.25 %)
  General Dynamics Corporation ...........................................       9,907           518
    U.S. Government Agencies (1.08 %)
  Fannie Mae .............................................................      42,418         2,214
    Variety Stores (2.18 %)
  Costco Wholesale
    Corporation (7a) (7b) ................................................       6,304           208
  Target Corporation .....................................................      35,183         2,041
  Wal-Mart Stores, Inc. ..................................................      38,426         2,214
    Water Transportation (0.12 %)
  Carnival Corporation ...................................................      12,458           243
                                                                             ---------    ----------
  Total Common Stocks
  (cost: $ 178,534)...................................................................       196,707
                                                                                          ----------
  Total Investment Securities
  (cost: $ 178,534)...................................................................    $  196,707
                                                                                          ==========
SUMMARY
  Investments, at market value ...........................................       96.16%   $  196,707
  Other assets in
    excess of liabilities ................................................        3.84%        7,848
                                                                             ---------    ----------
  Net assets .............................................................      100.00%   $  204,555
                                                                             =========    ==========

See accompanying notes which are an integral part of the financial statements.

88 / WRL Series Fund, Inc.

Schedule of Investments
WRL Third Avenue Value
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Principal       Market
                                                                              Amount         Value
                                                                             ---------    ----------
ASSET-BACKED SECURITIES (3.51 %)
  Ford Credit Auto Owner
    Trust 1998-C
    5.81 %, due 03/15/2002 ...............................................   $   1,764    $    1,756
                                                                                          ----------
  Total Asset-Backed Securities
  (cost: $ 1,754).....................................................................         1,756
                                                                                          ----------



                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (66.90 %)
    Computer & Data Processing Services (1.37 %)
  NCR Corporation (7a) ...................................................      17,600    $      685
    Computer & Office Equipment (0.65 %)
  ACT Networks, Inc. (7a) ................................................      21,300           326
    Construction (2.20 %)
  D.R. Horton, Inc. ......................................................      81,000         1,099
    Electronic & Other Electric Equipment (0.88 %)
  Electro Scientific
    Industries, Inc. (7a) ................................................      10,000           440
    Electronic Components & Accessories (5.08 %)
  AVX Corporation ........................................................      46,000         1,055
  Bel Fuse, Inc. - Class B ...............................................      31,800           851
  Planar Systems, Inc. (7a) ..............................................      48,800           631
    Health Services (0.36 %)
  Prime Medical Services, Inc. (7a).......................................      23,000           178
    Holding & Other Investment Offices (1.61 %)
  Capital Southwest Corporation ..........................................       8,400           512
  Koger Equity, Inc. .....................................................      17,500           295
    Industrial Machinery & Equipment (16.40 %)
  Alamo Group Inc. .......................................................      22,300           279
  Electroglas, Inc. (7a) .................................................      64,500         1,387
  FSI International, Inc. (7a) ...........................................      79,900         1,732
  Silicon Valley Group, Inc. (7a) ........................................      61,100         1,581
  SpeedFam-IPEC, Inc. (7a) ...............................................      45,300           824
  Tecumseh Products Company -
    Class A ..............................................................       9,200           351
  Tecumseh Products Company -
    Class B ..............................................................      21,100           869
  Toyoda Automatic Loom
    Works, Ltd. ..........................................................      54,000         1,169
    Instruments & Related Products (1.16 %)
  Analogic Corporation ...................................................      14,500           580


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Insurance (22.26 %)
  Arch Capital Group Ltd. (7a) ...........................................      59,000    $      881
  Chiyoda Fire & Marine Insurance
    Co., Ltd. ............................................................     271,000           921
  Enhance Financial Services Group,
    Inc. .................................................................     108,600         1,561
  Financial Security Assurance
    Holdings Ltd. ........................................................      19,000         1,442
  First American
    Corporation (The) ....................................................      77,600         1,111
  LaSalle Re Holdings
    Limited (7a) .........................................................      84,700         1,202
  Leucadia National Corporation ..........................................      17,900           408
  MBIA, Inc. .............................................................      20,000           964
  Mitsui Marine & Fire Insurance
    Co., Ltd. ............................................................     237,000         1,141
  Stewart Information Services
    Corporation ..........................................................      37,900           554
  Tokio Marine & Fire Insurance Co.,
    Ltd. (The) - ADR .....................................................      15,800           940
    Life Insurance (2.66 %)
  Liberty Financial Companies, Inc. ......................................      60,600         1,329
    Medical Instruments & Supplies (1.71 %)
  Protocol Systems, Inc. (7a) ............................................      53,700           856
    Oil & Gas Extraction (3.08 %)
  Nabors Industries, Inc. (7a) ...........................................      37,000         1,538
    Paper & Allied Products (0.75 %)
  St. Joe Company ........................................................      12,500           375
    Real Estate (2.63 %)
  Avatar Holdings Inc. (7a) ..............................................       3,500            81
  Catellus Development
    Corporation (7a) .....................................................      64,500           968
  Forest City Enterprises, Inc. -
    Class A ..............................................................       8,000           267
    Research & Testing Services (2.69 %)
  Kendle International Inc. (7a) .........................................      75,000           591
  PAREXEL International
    Corporation (7a) .....................................................      65,100           623
  Pharmaceutical Product
    Development, Inc. (7a) ...............................................       6,200           130
    Savings Institutions (0.02 %)
  Home Federal Bancorp (7a)...............................................      14,182            10

See accompanying notes which are an integral part of the financial statements.

                                                    2000 Semi-Annual Report / 89

Schedule of Investments
WRL Third Avenue Value (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Water Transportation (1.39 %)
  Alexander & Baldwin, Inc. ..............................................      31,500    $      695
                                                                                          ----------
  Total Common Stocks
  (cost: $ 28,456)....................................................................        33,432
                                                                                          ----------
  Total Investment Securities
  (cost: $ 30,210)....................................................................    $   35,188
                                                                                          ==========
SUMMARY
  Investments, at market value ...........................................       70.41%   $   35,188
  Other assets in
    excess of liabilities ................................................       29.59%       14,786
                                                                             ---------    ----------
  Net assets .............................................................      100.00%   $   49,974
                                                                             =========    ==========


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
INVESTMENTS BY COUNTRY:
  Japan ..................................................................        9.18%   $    3,231
  United States ..........................................................       90.82%       31,957
                                                                             ---------    ----------
   Investments, at market value ..........................................      100.00%   $   35,188
                                                                             =========    ==========

See accompanying notes which are an integral part of the financial statements.

90 / WRL Series Fund, Inc.

Schedule of Investments
WRL J.P. Morgan Real Estate Securities
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)




                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (95.38 %)
     Holdings and Other Investment Offices (81.40 %)
      Apartments (21.52 %)
  AvalonBay Communities, Inc. ............................................       3,700    $      154
  Camden Property Trust ..................................................       5,900           173
  Equity Residential
    Properties Trust .....................................................       7,243           333
  Gables Residential Trust ...............................................       6,100           157
  Home Properties of
    New York, Inc. .......................................................       4,200           126
  Post Properties, Inc. ..................................................       3,300           145
  Summit Properties Inc. .................................................       6,800           143
  United Dominion Realty Trust, Inc.......................................       7,600            84
      Diversified (8.40 %)
  Colonial Properties Trust ..............................................       2,000            55
  Duke-Weeks Realty Corporation ..........................................       7,394           165
  Liberty Property Trust .................................................       7,200           187
  National Golf Properties, Inc. .........................................       3,900            82
  Spieker Properties, Inc. ...............................................         500            24
      Hotels (2.59 %)
  MeriStar Hospitality Corporation .......................................       7,500           158
      Office Property (17.58 %)
  Cousins Properties, Inc. ...............................................       4,900           189
  Crescent Real Estate
    Equities Company .....................................................      10,900           223
  Equity Office Properties Trust .........................................      21,660           598
  Mack-Cali Realty Corporation ...........................................       2,500            64
      Regional Mall (9.82 %)
  CBL & Associates Properties, Inc........................................       2,700            67
  General Growth Properties, Inc. ........................................       6,800           216
  Macerich Company, (The) ................................................       4,500            99
  Mills Corporation, (The) ...............................................       3,300            62
  Simon Property Group, Inc. .............................................       4,900           109
  Urban Shopping Centers, Inc. ...........................................       1,400            47
      Shopping Center (11.36 %)
  Federal Realty Investment Trust ........................................       8,300           166
  IRT Property Company ...................................................       6,800            58
  Kimco Realty Corporation ...............................................       3,000           123


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
     Holdings and Other Investment Offices (continued)
      Shopping Center (continued)
  Regency Realty Corporation .............................................       3,800    $       90
  Vornado Realty Trust ...................................................       7,400           257
      Storage (4.45 %)
  Public Storage, Inc. ...................................................      11,600           272
      Warehouse (5.68 %)
  CenterPoint Properties
    Corporation ..........................................................       4,400           179
  Prentiss Properties Trust ..............................................       7,000           168
     Hotels & Other Lodging Places (2.29 %)
      Hotels (2.29 %)
  Hilton Hotels Corporation ..............................................       2,700            25
  Marriott International, Inc. -
    Class A ..............................................................       3,200           115
     Real Estate (11.69 %)
      Office Property (4.99 %)
  Arden Realty, Inc. .....................................................       9,100           214
  Boston Properties, Inc. ................................................       1,900            73
  Mission West Properties, Inc. ..........................................       1,700            18
      Regional Mall (0.82 %)
  Rouse Company (The) ....................................................       2,000            50
      Warehouse (5.88 %)
  ProLogis Trust .........................................................      16,800           359
                                                                                          ----------
  Total Common Stocks
  (cost: $ 5,656).....................................................................         5,827
                                                                                          ----------
  Total Investment Securities
  (cost: $ 5,656).....................................................................    $    5,827
                                                                                          ==========
SUMMARY
  Investments, at market value ...........................................       95.38%   $    5,827
  Other assets in
    excess of liabilities ................................................        4.62%          282
                                                                             ---------    ----------
  Net assets .............................................................      100.00%   $    6,109
                                                                             =========    ==========

See accompanying notes which are an integral part of the financial statements.

                                                    2000 Semi-Annual Report / 91

Schedule of Investments
WRL Goldman Sachs Growth
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (95.76 %)
    Aerospace (0.19 %)
  United Technologies Corporation.........................................         480    $       28
    Amusement & Recreation Services (0.92 %)
  Disney (Walt) Company (The) ............................................       1,210            47
  Harrah's Entertainment, Inc. (7a).......................................       4,080            85
    Automotive (1.29 %)
  Ford Motor Company .....................................................       1,320            57
  General Motors Corporation .............................................         791            46
  General Motors Corporation -
    Class H (7a) .........................................................         951            83
    Beverages (2.05 %)
  Coca-Cola Company (The) ................................................       2,870           165
  PepsiCo, Inc. ..........................................................       2,920           130
    Business Services (0.82 %)
  CheckFree Holdings
    Corporation (7a) .....................................................         490            25
  DoubleClick Inc. (7a) ..................................................         470            18
  E.piphany, Inc. (7a) ...................................................         100            11
  Valassis Communications, Inc. (7a)......................................       1,685            64
    Chemicals & Allied Products (2.90 %)
  Avon Products, Inc. ....................................................       1,390            62
  Colgate-Palmolive Company ..............................................       2,850           171
  Dow Chemical Company (The) .............................................       1,230            37
  Du Pont (E.I.) de Nemours
    and Company ..........................................................       1,868            82
  Procter & Gamble Company (The)..........................................       1,150            66
    Commercial Banks (5.01 %)
  Bank of America Corporation ............................................       1,640            71
  Bank of New York
    Company, Inc. (The) ..................................................       1,050            49
  Chase Manhattan
    Corporation (The) ....................................................         495            23
  Citigroup Inc. .........................................................       3,835           231
  MBNA Corporation .......................................................       4,700           127
  State Street Corporation ...............................................       1,490           158
  Wells Fargo & Co. ......................................................       1,620            63
    Communication (2.67 %)
  Cablevision Systems
    Corporation - Class A (7a) ...........................................         640            43
  Comcast Corporation - Class A (7a)......................................       1,020            41
  Crown Castle
    International Corp. (7a) .............................................       2,840           104
  Echostar Communications
    Corporation - Class A (7a) ...........................................         840            28
  Viacom, Inc. - Class B (7a) ............................................       2,466           168


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Communications Equipment (2.63 %)
  Motorola, Inc. .........................................................       1,695    $       49
  Nortel Networks Corporation ............................................       3,850           263
  QUALCOMM Incorporated (7a) .............................................       1,100            66
    Computer & Data Processing Services (8.77 %)
  America Online, Inc. (7a) ..............................................       1,640            87
  Automatic Data Processing, Inc .........................................       1,040            56
  First Data Corporation .................................................       3,120           155
  Microsoft Corporation (7a) .............................................       5,860           469
  Network Appliance, Inc. (7a) ...........................................         340            27
  Oracle Corporation (7a) ................................................       3,240           272
  S1 Corporation (7a) ....................................................         600            14
  Verisign, Inc. (7a) ....................................................         387            68
  Veritas Software Corporation (7a) ......................................         370            42
  Yahoo! Inc. (7a) .......................................................         600            74
    Computer & Office Equipment (8.68 %)
  Cisco Systems, Inc. (7a) ...............................................       7,260           461
  Dell Computer Corporation (7a)..........................................       2,630           130
  EMC Corporation (7a) ...................................................       2,660           205
  Hewlett-Packard Company ................................................         680            85
  International Business
    Machines Corp. .......................................................       1,650           181
  Sun Microsystems, Inc. (7a) ............................................       1,940           176
  Xerox Corporation ......................................................         590            12
    Drug Stores & Proprietary Stores (1.11 %)
  CVS Corporation ........................................................         900            36
  Walgreen Co. ...........................................................       3,840           124
    Electric Services (1.35 %)
  AES Corporation (The) (7a) .............................................       3,480           159
  Duke Energy Corporation ................................................         370            21
  Southern Company (The) .................................................         580            14
    Electronic & Other Electric Equipment (4.25 %)
  Energizer Holdings, Inc. (7a) ..........................................       2,686            49
  Gemstar International
    Group Limited (7a) ...................................................         330            20
  General Electric Company ...............................................      10,250           543
    Electronic Components & Accessories (5.22 %)
  Analog Devices, Inc. (7a) ..............................................         350            27
  E-Tek Dynamics, Inc. (7a) ..............................................          50            13
  Intel Corporation ......................................................       3,610           483
  JDS Uniphase Corporation (7a) ..........................................         160            19
  Maxim Integrated Products (7a) .........................................         310            21
  PMC-Sierra, Inc. (7a) ..................................................         140            25
  Texas Instruments Incorporated .........................................       1,950           134
  Xilinx Inc. (7a) .......................................................         350            29

See accompanying notes which are an integral part of the financial statements.

92 / WRL Series Fund, Inc.

Schedule of Investments
WRL Goldman Sachs Growth (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Environmental Services (0.10 %)
  Waste Management Inc. ..................................................         810    $       15
    Fabricated Metal Products (0.25 %)
  Gillette Company (The) .................................................       1,040            36
    Finance (4.03 %)
  Standard & Poor's 500 Depositary
    Receipt ..............................................................       4,000           580
    Food & Kindred Products (1.97 %)
  Nabisco Group Holdings Corp.............................................       2,710            70
  Philip Morris Companies Inc.............................................       3,850           102
  Ralston Purina Company .................................................       1,980            40
  Wrigley (Wm.) Jr. Company ..............................................         880            71
    Holding & Other Investment Offices (0.60 %)
  Starwood Hotels & Resorts
    Worldwide, Inc. ......................................................       2,630            86
    Hotels & Other Lodging Places (0.53 %)
  Marriott International, Inc. -
    Class A ..............................................................       2,100            76
    Industrial Machinery & Equipment (0.73 %)
  Applied Materials, Inc. (7a) ...........................................         570            52
  Tyco International Ltd. ................................................       1,110            53
    Instruments & Related Products (0.31 %)
  Agilent Technologies, Inc. (7a) ........................................         259            19
  Emerson Electric Co. ...................................................         220            13
  Honeywell International Inc. ...........................................         380            13
    Insurance (1.94 %)
  Ambac Financial Group, Inc. ............................................       1,590            87
  American International Group, Inc.......................................       1,637           192
    Insurance Agents, Brokers & Service (0.85 %)
  Metlife, Inc. (7a) .....................................................       5,860           123
    Life Insurance (0.20 %)
  Nationwide Financial Services,
    Inc. - Class A .......................................................         880            29
    Lumber & Other Building Materials (0.87 %)
  Home Depot, Inc. (The) .................................................       2,500           125
    Lumber & Wood Products (0.20 %)
  Weyerhaeuser Company ...................................................         670            29
    Motion Pictures (1.51 %)
  Time Warner Inc. .......................................................       2,850           217


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Motor Vehicles, Parts & Supplies (0.01 %)
  Visteon Corporation (7a) ...............................................         173    $        2
    Oil & Gas Extraction (1.28 %)
  Schlumberger Limited ...................................................       2,260           169
  Unocal Corporation .....................................................         440            15
    Paper & Allied Products (0.38 %)
  International Paper Company ............................................         940            28
  Kimberly-Clark Corporation .............................................         470            27
    Personal Services (0.33 %)
  Cendant Corp. (7a) .....................................................       3,430            48
    Petroleum & Petroleum Products (0.32 %)
  Enron Corp. ............................................................         720            46
    Petroleum Refining (3.76 %)
  Chevron Corporation ....................................................         790            67
  Exxon Mobil Corporation ................................................       3,735           293
  Royal Dutch Petroleum Company -
    NY Registered Shares .................................................       2,330           143
  Texaco Inc. ............................................................         720            38
    Pharmaceuticals (9.52 %)
  American Home Products
    Corporation ..........................................................       1,360            80
  Amgen Inc. (7a) ........................................................       1,110            78
  Bristol-Myers Squibb Co. ...............................................       4,950           288
  Johnson & Johnson ......................................................       1,110           113
  Lilly (Eli) and Company ................................................       1,220           122
  Merck & Co., Inc. ......................................................       1,900           146
  Pfizer Incorporated ....................................................       9,517           457
  Schering-Plough Corporation ............................................       1,750            88
    Primary Metal Industries (0.21 %)
  Alcoa Inc. .............................................................       1,040            30
    Printing & Publishing (1.37 %)
  Belo (A.H.) Corporation - Class A.......................................       3,870            67
  Gannett Co., Inc. ......................................................         680            41
  New York Times Company (The) -
    Class A ..............................................................       1,570            62
  Tribune Company ........................................................         780            27
    Radio & Television Broadcasting (1.06 %)
  AMFM Inc. (7a) .........................................................         740            51
  Infinity Broadcasting Corp. -
    Class A (7a) .........................................................       2,770           101
    Radio, Television, & Computer Stores (0.26 %)
  RadioShack Corporation .................................................         780            37

See accompanying notes which are an integral part of the financial statements.

                                                    2000 Semi-Annual Report / 93

Schedule of Investments
WRL Goldman Sachs Growth (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Restaurants (0.69 %)
  McDonald's Corporation .................................................       3,040    $      100
    Security & Commodity Brokers (0.95 %)
  Merrill Lynch & Co., Inc. ..............................................         380            44
  Schwab (Charles)
    Corporation (The) ....................................................       2,760            93
    Stone, Clay & Glass Products (1.88 %)
  Corning Incorporated ...................................................         640           173
  Minnesota Mining & Manufacturing
    Company ..............................................................       1,180            97
    Telecommunications (7.88 %)
  AT&T Corp. - Liberty Media
    Group - Class A (7a) .................................................       5,540           134
  GTE Corporation ........................................................       2,330           145
  Lucent Technologies Inc. ...............................................       2,820           167
  MediaOne Group Inc. (7a) ...............................................       2,430           161
  SBC Communications Inc. ................................................       4,020           174
  Sprint Corporation (FON Group)..........................................       1,600            82
  Sprint Corporation
    (PCS Group) (7a) .....................................................       1,300            77
  Vodafone Airtouch PLC - ADR ............................................       1,150            48
  WorldCom, Inc. (7a) ....................................................       3,175           146
    U.S. Government Agencies (1.97 %)
  Fannie Mae .............................................................       2,820           147
  Freddie Mac ............................................................       3,390           137


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Variety Stores (1.94 %)
  Wal-Mart Stores, Inc. ..................................................       4,850    $      279
                                                                                          ----------
  Total Common Stocks
  (cost: $ 12,750)....................................................................        13,788
                                                                                          ----------


                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
SHORT-TERM OBLIGATIONS (7.30 %)
  Investors Bank & Trust
    Company (7e)
    6.03 %, Repurchase Agreement
    dated 06/30/2000 to be
    repurchased at $ 1,052 on
    07/03/2000. ..........................................................   $   1,051    $    1,051
                                                                                          ----------
  Total Short-Term Obligations
  (cost: $ 1,051).....................................................................         1,051
                                                                                          ----------
  Total Investment Securities
  (cost: $ 13,801)....................................................................       $14,839
                                                                                          ==========


SUMMARY
  Investments, at market value ...........................................      103.06%   $   14,839
  Liabilities in
    excess of other assets ...............................................      (3.06)%         (441)
                                                                             ---------    ----------
  Net assets .............................................................      100.00%   $   14,398
                                                                             =========    ==========


See accompanying notes which are an integral part of the financial statements.

94 / WRL Series Fund, Inc.

Schedule of Investments
WRL Goldman Sachs Small Cap
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (96.57 %)
    Aerospace (0.29 %)
  HEICO Corporation ......................................................         400    $        6
  Sequa Corporation - Class A (7a) .......................................         200             8
    Air Transportation (0.45 %)
  Airborne Freight Corporation ...........................................         300             6
  Alaska Air Group, Inc. (7a) ............................................         200             5
  America West Holdings
    Corporation - Class B (7a) ...........................................         500             9
  Amtran, Inc. (7a) ......................................................         200             2
    Amusement & Recreation Services (1.07 %)
  Argosy Gaming Company (7a) .............................................         300             4
  Aztar Corporation (7a) .................................................         700            11
  Bally Total Fitness Holding
    Corporation (7a) .....................................................         200             5
  Boyd Gaming Corporation (7a) ...........................................         300             2
  Dover Downs Entertainment, Inc..........................................         400             6
  Pinnacle Entertainment, Inc. (7a) ......................................         200             4
  Station Casinos, Inc. (7a) .............................................         400            10
  Westwood One, Inc. (7a) ................................................         300            10
    Apparel & Accessory Stores (0.33 %)
  Cato Corporation (The) - Class A .......................................         300             3
  Charming Shoppes, Inc. (7a) ............................................         400             2
  Deb Shops, Inc. ........................................................         200             3
  Factory 2-U Stores, Inc. (7a) ..........................................         100             4
  Pacific Sunwear
    of California, Inc. (7a) .............................................         200             4
    Apparel Products (0.08 %)
  Phillips-Van Heusen Corporation ........................................         400             4
    Auto Repair, Services & Parking (0.33 %)
  Avis Group Holdings, Inc. (7a) .........................................         200             4
  Dollar Thrifty Automotive
    Group, Inc. (7a) .....................................................         500             9
  Rollins Truck Leasing Corp .............................................         500             3
    Automotive (0.70 %)
  CLARCOR Inc. ...........................................................         200             4
  Coachmen Industries, Inc. ..............................................         300             3
  GenCorp Inc. ...........................................................         600             5
  National R.V. Holdings, Inc. (7a) ......................................         200             2
  Oshkosh Truck Corporation ..............................................         300            11
  Thor Industries, Inc. ..................................................         200             4
  Winnebago Industries, Inc. .............................................         400             5
    Automotive Dealers & Service Stations (0.12 %)
  Group 1 Automotive, Inc. (7a) ..........................................         200             2
  United Auto Group, Inc. (7a) ...........................................         400             4


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Beverages (0.23 %)
  Canandaigua Brands, Inc. -
    Class A (7a) .........................................................         100    $        5
  Mondavi (Robert) Corporation
    (The) - Class A (7a) .................................................         200             6
    Business Credit Institutions (0.02 %)
  SierraCities.com Inc. (7a) .............................................         200             1
    Business Services (3.10 %)
  24/7 Media, Inc. (7a) ..................................................         100             2
  Aaron Rents, Inc. ......................................................         200             3
  ADVO, Inc. (7a) ........................................................         300            13
  Analysts International Corporation......................................         100             1
  CTC Communications
    Group, Inc. (7a) .....................................................         150             5
  F.Y.I. Incorporated (7a) ...............................................         200             7
  Fair, Isaac and Company,
    Incorporated .........................................................         200             9
  Gentiva Health Services, Inc. (7a) .....................................           1           (7g)
  Getty Images, Inc. (7a) ................................................         200             7
  Hanover Compressor
    Company (7a) .........................................................         400            15
  infoUSA Inc. (7a) ......................................................         300             2
  Interim Services Inc. (7a) .............................................         400             7
  MessageMedia, Inc. (7a) ................................................         200             1
  NBC Internet, Inc. - Class A (7a) ......................................         200             3
  Personnel Group
    of America, Inc. (7a) ................................................         300             1
  Pittston Brink's Group .................................................         345             5
  Rent-A-Center, Inc. (7a) ...............................................         200             5
  Rent-Way, Inc. (7a) ....................................................         200             6
  SITEL Corporation (7a) .................................................         400             2
  SoftNet Systems, Inc. (7a) .............................................         100             1
  StarTek, Inc. (7a) .....................................................         100             5
  Teletech Holdings, Inc. (7a) ...........................................         200             6
  True North Communications, Inc..........................................         200             9
  VerticalNet, Inc. (7a) .................................................         400            15
  Wackenhut Corporation (The) -
    Class A (7a) .........................................................         300             4
  West Teleservices
    Corporation (7a) .....................................................         300             8
  XTRA Corporation (7a) ..................................................         200             8
    Chemicals & Allied Products (1.73 %)
  Albermarle Corporation .................................................         200             4
  Arch Chemicals, Inc. ...................................................         200             4
  ATMI, Inc. (7a) ........................................................         100             5
  Block Drug Company, Inc. -
    Class A ..............................................................         206             9
  Cambrex Corporation ....................................................         200             9
  Chemed Corporation .....................................................         200             6

See accompanying notes which are an integral part of the financial statements.

                                                    2000 Semi-Annual Report / 95

Schedule of Investments
WRL Goldman Sachs Small Cap (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Chemicals & Allied Products (continued)
  Church & Dwight Co., Inc. ..............................................         200    $        4
  Crompton Corporation ...................................................         500             6
  Cytec Industries Inc. (7a) .............................................         300             7
  Fuller (H.B.) Company ..................................................         100             5
  Geon Company (The) .....................................................         200             4
  Georgia Gulf Corporation ...............................................         200             4
  Grace (W.R.) & Co. (7a) ................................................         300             4
  OM Group, Inc. .........................................................         200             9
  Schulman, (A.) Inc. ....................................................         300             4
    Commercial Banks (3.55 %)
  BancFirst Corporation ..................................................         200             6
  BancWest Corporation ...................................................         800            13
  Citizens Banking Corporation ...........................................         500             8
  Community First Bankshares, Inc.........................................         400             7
  Community Trust Bancorp, Inc. ..........................................         440             8
  Corus Bankshares, Inc. .................................................         400            11
  CVB Financial Corp. ....................................................         400             6
  East West Bancorp, Inc. ................................................         400             6
  F & M National Corporation .............................................         500            11
  First Financial Bancorp ................................................         200             6
  First United Bancshares, Inc. ..........................................         300             5
  GBC Bancorp ............................................................         600            18
  Hancock Holding Company ................................................         200             7
  Hudson United Bancorp, Inc. ............................................         309             7
  Imperial Bancorp (7a) ..................................................         500             8
  Silicon Valley Bancshares (7a) .........................................         400            17
  Sky Financial Group Inc. ...............................................         486             8
  UMB Financial Corporation ..............................................         300            10
  Whitney Holding Corporation ............................................         300            10
    Communication (0.04 %)
  CapRock Communications
    Corp. (7a) ...........................................................         100             2
    Communications Equipment (3.74 %)
  Adaptive Broadband
    Corporation (7a) .....................................................         200             7
  ADC Telecommunications,
    Incorporated (7a) ....................................................         129            11
  ADTRAN, Inc. (7a) ......................................................         100             6
  Advanced Fibre
    Communications, Inc. (7a) ............................................         500            22
  Aspect Communications
    Corporation (7a) .....................................................         400            16
  C-COR.net Corp. (7a) ...................................................         200             5
  Checkpoint Systems, Inc. (7a) ..........................................         200             2
  CommScope, Inc. (7a) ...................................................         200             8
  Digital Microwave
    Corporation (7a) .....................................................         300            11
  General Semiconductor, Inc. (7a) .......................................         200             3
  Harmonic Lightwaves, Inc. (7a) .........................................         308             8
  Intervoice, Inc. (7a) ..................................................         300             2


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Communications Equipment (continued)
  Metricom, Inc. (7a) ....................................................         100    $        3
  Polycom, Inc. (7a) .....................................................         200            19
  Powerwave Technologies, Inc. (7a).......................................         200             9
  Sawtek Inc. (7a) .......................................................         200            12
  Sensormatic Electronics
    Corporation (7a) .....................................................         500             8
  Tekelec (7a) ...........................................................         200            10
  Terayon Communication
    Systems, Inc. (7a) ...................................................         200            13
  Tut Systems, Inc. (7a) .................................................         100             6
    Computer & Data Processing Services (10.07 %)
  Actuate Corporation (7a) ...............................................         200            11
  Advent Software, Inc. (7a) .............................................         100             6
  Allaire Corporation (7a) ...............................................         100             4
  American Management
    Systems, Inc. (7a) ...................................................         200             7
  Aspen Technology, Inc. (7a) ............................................         200             8
  Avant! Corporation (7a) ................................................         500             9
  Axent Technologies, Inc. (7a) ..........................................         200             5
  BARRA, Inc. (7a) .......................................................         100             5
  Broadvision, Inc. (7a) .................................................         900            45
  Cerner Corporation (7a) ................................................         200             5
  CIBER, Inc. (7a) .......................................................         200             3
  Cognizant Technology
    Solutions Corp. (7a) .................................................         100             3
  Dendrite International, Inc. (7a) ......................................         200             7
  Documentum, Inc. (7a) ..................................................         100             9
  Echelon Corporation (7a) ...............................................         100             6
  Entrust Technologies Inc. (7a) .........................................         100             8
  Exchange Applications, Inc. (7a) .......................................         200             5
  FactSet Research Systems Inc. ..........................................         200             6
  Filenet Corporation (7a) ...............................................         400             7
  Go2Net, Inc. (7a) ......................................................         100             5
  GTECH Holdings Corp. (7a) ..............................................         300             7
  HNC Software Inc. (7a) .................................................         200            12
  Hyperion Solutions
    Corporation (7a) .....................................................         200             6
  i2 Technologies, Inc. (7a) .............................................         110            11
  Identix Incorporated (7a) ..............................................         100             2
  IDT Corporation (7a) ...................................................         100             3
  iGATE Capital Corporation (7a) .........................................         200             3
  Imation Corp. (7a) .....................................................         300             9
  Informatica Corporation (7a) ...........................................         100             8
  Informix Corp. (7a) ....................................................       1,550            12
  Intergraph Corporation (7a) ............................................         100             1
  International FiberCom, Inc. (7a) ......................................         300             8
  ISS Group, Inc. (7a) ...................................................         100            10
  Manugistics Group, Inc. (7a) ...........................................         200             9
  Medquist Inc. (7a) .....................................................          73             2
  Mentor Graphics
    Corporation (7a) .....................................................         400             8

See accompanying notes which are an integral part of the financial statements.

96 / WRL Series Fund, Inc.

Schedule of Investments
WRL Goldman Sachs Small Cap (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Computer & Data Processing Services (continued)
  Mercury Interactive
    Corporation (7a) .....................................................         400    $       38
  Micromuse Inc. (7a) ....................................................         200            32
  Microstrategy Incorporated (7a) ........................................         400            12
  Midway Games Inc. (7a) .................................................         500             4
  National Processing, Inc. (7a) .........................................         700             9
  Open Market, Inc. (7a) .................................................         200             3
  Pegasus Solutions, Inc. (7a) ...........................................         150             2
  Peregrine Systems, Inc. (7a) ...........................................         525            18
  Phoenix Technologies Ltd. (7a) .........................................         200             3
  Progress Software Corporation (7a)......................................         200             4
  Proxicom, Inc. (7a) ....................................................         100             5
  Radiant Systems, Inc. (7a) .............................................         150             4
  RadiSys Corporation (7a) ...............................................         150             9
  Rare Medium Group, Inc. (7a) ...........................................         200             3
  Razorfish Inc. - Class A (7a) ..........................................         200             3
  Remedy Corporation (7a) ................................................         100             6
  S1 Corporation (7a) ....................................................         300             7
  SAGA SYSTEMS, Inc. .....................................................         200             2
  SportsLine USA, Inc. (7a) ..............................................         100             2
  Spyglass, Inc. (7a) ....................................................         100             3
  Sybase, Inc. (7a) ......................................................         400             9
  Technology Solutions
    Company (7a) .........................................................         200             1
  Titan Corporation (The) (7a) ...........................................         300            13
  Unigraphics Solutions Inc. (7a) ........................................         100             2
  USINTERNETWORKING,
    Inc. (7a) ............................................................         150             3
  Verity, Inc. (7a) ......................................................         200             8
  Wind River Systems, Inc. (7a) ..........................................         200             8
    Computer & Office Equipment (2.75 %)
  Advanced Digital Information
    Corporation (7a) .....................................................         500             8
  Ancor Communications,
    Incorporated (7a) ....................................................         100             4
  Apex, Inc. (7a) ........................................................         100             4
  Auspex Systems, Inc. (7a) ..............................................         100           (7g)
  Black Box Corporation (7a) .............................................         100             8
  Cybex Computer Products
    Corporation (7a) .....................................................         100             4
  Emulex Corporation (7a) ................................................         200            13
  In Focus Corporation (7a) ..............................................         300            10
  Iomega Corporation (7a) ................................................         700             3
  Kronos Incorporated (7a) ...............................................         100             3
  MICROS Systems, Inc. (7a) ..............................................         100             2
  MMC Networks, Inc. (7a) ................................................         100             5
  MTI Technology Corporation (7a).........................................         200             2
  National Computer Systems, Inc .........................................         200            10
  Network Equipment
    Technologies, Inc. (7a) ..............................................         100             1
  Proxim, Inc. (7a) ......................................................         100            10


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Computer & Office Equipment (continued)
  RSA Security, Inc. (7a) ................................................         200    $       14
  SanDisk Corporation (7a) ...............................................         300            18
  SCM Microsystems, Inc. (7a) ............................................         100             6
  Visual Networks, Inc. (7a) .............................................         100             3
  Xircom, Inc. (7a) ......................................................         100             5
    Construction (2.09 %)
  D.R. Horton, Inc. ......................................................         400             5
  Del Webb Corporation (7a) ..............................................         300             5
  Dycom Industries, Inc. (7a) ............................................         250            12
  EMCOR Group, Inc. (7a) .................................................         300             7
  Foster Wheeler Corporation .............................................         400             3
  Granite Construction
    Incorporated .........................................................         200             5
  Kaufman and Broad Home
    Corporation ..........................................................         300             6
  M.D.C. Holdings, Inc. ..................................................         400             7
  MasTec, Inc. (7a) ......................................................         150             6
  NVR, Inc. (7a) .........................................................         200            11
  Pulte Corporation ......................................................         200             4
  Quanta Services, Inc. (7a) .............................................         350            19
  Ryland Group, Inc. (The) ...............................................         300             7
  Standard Pacific Corp. .................................................         400             4
    Educational Services (0.12 %)
  Learning Tree
    International, Inc. (7a) .............................................         100             6
    Electric Services (0.27 %)
  El Paso Electric Company (7a) ..........................................         400             4
  United Illuminating
    Company (The) ........................................................         200             9
    Electric, Gas & Sanitary Services (1.30 %)
  Avista Corporation .....................................................         100             2
  California Water Service Group .........................................         300             7
  Northwestern Corporation ...............................................         200             5
  Public Service Company of
    New Mexico ...........................................................         500             8
  RGS Energy Group Inc. ..................................................       1,000            21
  UGI Corporation ........................................................         400             8
  WPS Resources Corporation ..............................................         400            12
    Electrical Goods (0.54 %)
  Anicom, Inc. (7a) ......................................................         200             1
  Anixter International, Inc. (7a) .......................................         400            11
  Kent Electronics Corporation (7a).......................................         200             6
  Pioneer-Standard Electronics, Inc ......................................         300             4
  World Access, Inc. (7a) ................................................         400             4
    Electronic & Other Electric Equipment (1.32 %)
  C&D Technologies, Inc. .................................................         200            11

See accompanying notes which are an integral part of the financial statements.

                                                    2000 Semi-Annual Report / 97

Schedule of Investments
WRL Goldman Sachs Small Cap (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Electronic & Other Electric Equipment (continued)
  Electro Scientific
    Industries, Inc. (7a) ................................................         200    $        9
  Genlyte Group
    Incorporated (The) (7a) ..............................................         300             6
  Harman International Industries,
    Incorporated .........................................................         100             6
  Littelfuse, Inc. (7a) ..................................................         200            10
  LSI Industries Inc. ....................................................         200             3
  Salton/Maxim
    Housewares, Inc. (7a) ................................................         200             7
  Smith (A.O.) Corporation ...............................................         400             8
  Zomax Optical Media, Inc. (7a) .........................................         300             4
    Electronic Components & Accessories (8.61 %)
  Advanced Energy
    Industries, Inc. (7a) ................................................         100             6
  Aeroflex Incorporated (7a) .............................................         100             5
  Alliance Semiconductor Corp. (7a).......................................         300             7
  Alpha Industries, Inc. (7a) ............................................         200             9
  Amkor Technology, Inc. (7a) ............................................         500            18
  Amphenol Corp. - Class A (7a) ..........................................         300            19
  ANANDIGICS, Inc. (7a) ..................................................         200             7
  Burr-Brown Corporation (7a) ............................................         200            17
  Cirrus Logic, Inc. (7a) ................................................         400             6
  CTS Corporation ........................................................         100             5
  Cypress Semiconductor
    Corporation (7a) .....................................................         600            24
  Dallas Semiconductor Corporation........................................         400            16
  DSP Group, Inc. (7a) ...................................................         100             6
  ESS Technology, Inc. (7a) ..............................................         200             3
  Exar Corporation (7a) ..................................................         100             9
  Integrated Device
    Technology, Inc. (7a) ................................................         400            23
  International Rectifier
    Corporation (7a) .....................................................         400            21
  Kemet Corporation (7a) .................................................         600            15
  Kopin Corporation (7a) .................................................         100             7
  Lattice Semiconductor
    Corporation (7a) .....................................................         200            14
  Mercury Computer
    Systems, Inc. (7a) ...................................................         200             6
  Methode Electronics, Inc. - Class A.....................................         100             4
  Micrel, Incorporated (7a) ..............................................         200             9
  MRV Communications, Inc. (7a) ..........................................         400            26
  NVIDIA Corporation (7a) ................................................         200            13
  Plexus Corp. (7a) ......................................................         100            11
  Power-One, Inc. (7a) ...................................................         150            17
  Sanmina Corporation (7a) ...............................................         140            12
  Semtech Corporation (7a) ...............................................         200            15
  Sipex Corporation (7a) .................................................         200             6
  Transwitch Corporation (7a) ............................................         300            22
  Triquint Semiconductor, Inc. (7a) ......................................         200            19


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Electronic Components & Accessories (continued)
  Varian Semiconductor Equipment
    Associates, Inc. (7a) ................................................         200    $       13
  Vicor Corporation (7a) .................................................         200             7
    Engineering & Management Services (0.31 %)
  Forrester Research, Inc. (7a) ..........................................         100             7
  Tetra Tech, Inc. (7a) ..................................................         200             5
  URS Corporation (7a) ...................................................         200             3
    Fabricated Metal Products (0.74 %)
  CompX International Inc. ...............................................         600            12
  Harsco Corporation .....................................................         300             8
  Pitt-Des Moines, Inc. ..................................................         100             2
  Tower Automotive, Inc. (7a) ............................................         200             3
  Valmont industries, Inc. ...............................................         300             6
  Watts Industries, Inc. - Class A .......................................         400             5
    Food & Kindred Products (1.03 %)
  Corn Products International, Inc........................................         500            13
  Earthgrains Company (The) ..............................................         400             8
  Hain Celestial Group, Inc. (7a) ........................................         200             7
  J & J Snack Foods Corp. (7a) ...........................................         300             5
  Pilgrim's Pride
    Corporation - Class B ................................................         400             3
  Smucker J.M. Company (The) -
    Class A ..............................................................         200             4
  Suiza Foods Corporation (7a) ...........................................         200            10
    Food Stores (0.31 %)
  Grand Union Company (The) (7a)..........................................         400           (7g)
  Great Atlantic & Pacific
    Tea Co., Inc. ........................................................         400             7
  Whole Foods Market, Inc. (7a) ..........................................         200             8
    Furniture & Fixtures (0.23 %)
  Furniture Brands
    International, Inc. (7a) .............................................         300             5
  La-Z-Boy Incorporated ..................................................         400             6
    Furniture & Home Furnishings Stores (0.21 %)
  Haverty Furniture
    Companies, Inc. ......................................................         400             3
  Pier 1 Imports, Inc. ...................................................         700             7
    Gas Production & Distribution (1.55 %)
  Cascade Natural Gas Corporation ........................................         400             7
  Energen Corporation ....................................................         400             9
  Equitable Resources, Inc. ..............................................         300            14
  Laclede Gas Company ....................................................         400             8
  Northwest Natural Gas Company ..........................................         300             7
  NUI Corporation ........................................................         200             5

See accompanying notes which are an integral part of the financial statements.

98 / WRL Series Fund, Inc.

Schedule of Investments
WRL Goldman Sachs Small Cap (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Gas Production & Distribution (continued)
  Piedmont Natural Gas
    Company, Inc. ........................................................         300    $        8
  South Jersey Industries, Inc. ..........................................         400            11
  Western Gas Resources, Inc. ............................................         300             6
    Health Services (1.45 %)
  AmeriPath, Inc. (7a) ...................................................         200             2
  Apria Healthcare Group Inc. (7a)........................................         400             5
  Caremark Rx, Inc. (7a) .................................................         900             6
  Coventry Health Care, Inc. (7a) ........................................         400             5
  Enzo Biochem, Inc. (7a) ................................................         100             7
  Hooper Holmes, Inc. ....................................................         400             3
  Pediatrix Medical Group, Inc. (7a)......................................         600             7
  Quest Diagnostics, Inc. (7a) ...........................................         400            29
  StanCorp Financial Group, Inc. .........................................         200             6
    Holding & Other Investment Offices (4.07 %)
  Alexandria Real Estate
    Equities, Inc. .......................................................         500            17
  AMLI Residential Properties Trust.......................................         300             7
  CBL & Associates Properties, Inc........................................         700            17
  EastGroup Properties, Inc. .............................................         600            13
  Entertainment Properties ...............................................         900            12
  InterDigital Communications
    Corporation (7a) .....................................................         300             5
  Macerich Company, (The) ................................................         600            13
  MGI Properties .........................................................       1,400             3
  Mid-America Apartment
    Communities, Inc. ....................................................         600            14
  Pacific Gulf Properties, Inc. ..........................................         700            18
  Prime Group Realty Trust ...............................................       1,100            17
  PS Business Parks, Inc.  ...............................................         600            14
  Regency Realty Corporation .............................................         800            19
  Sovran Self Storage, Inc.  .............................................         700            15
  Summit Properties Inc. .................................................         600            13
    Hotels & Other Lodging Places (0.29 %)
  Extended Stay America, Inc. (7a) .......................................         400             4
  Fairfield Communities, Inc. (7a) .......................................         400             3
  Trendwest Resorts, Inc. (7a) ...........................................         300             5
  Wyndham International, Inc. -
    Class A (7a) .........................................................         700             2
    Industrial Machinery & Equipment (3.78 %)
  Agco Corporation .......................................................         400             5
  Applied Power Inc. - Class A ...........................................         300            10
  Asyst Technologies, Inc. (7a) ..........................................         200             7
  Brooks Automation, Inc. (7a) ...........................................         100             6
  Detroit Diesel Corporation .............................................         500             7
  Electroglas, Inc. (7a) .................................................         100             2
  Helix Technology Corporation ...........................................         100             4
  Kennametal Inc. ........................................................         300             6


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Industrial Machinery & Equipment (continued)
  Kulicke and Soffa
    Industries, Inc. (7a) ................................................         200    $       12
  Lam Research Corporation (7a) ..........................................         700            25
  Manitowoc Company, Inc. (The) ..........................................         200             5
  Mestek, Inc. (7a) ......................................................         900            16
  PRI Automation, Inc. (7a) ..............................................         100             7
  Roper Industries, Inc. .................................................         100             3
  Silicon Valley Group, Inc. (7a) ........................................         400            10
  Stewart & Stevenson Services, Inc.......................................       1,000            15
  Timken Company (The) ...................................................         500             9
  Toro Company (The) .....................................................         300            10
  Varco International, Inc. (7a) .........................................         285             7
  Varian Medical Systems, Inc. (7a) ......................................         200             8
  Zebra Technologies
    Corporation - Class A (7a) ...........................................         200             9
    Instruments & Related Products (3.39 %)
  Cognex Corporation (7a) ................................................         200            10
  Coherent, Inc. (7a) ....................................................         100             8
  Cohu, Inc. .............................................................         100             3
  Cooper Companies, Inc. (The) ...........................................         200             7
  Credence Systems
    Corporation (7a) .....................................................         300            17
  Cymer, Inc. (7a) .......................................................         200            10
  Cytyc Corporation (7a) .................................................         200            11
  LTX Corporation (7a) ...................................................         300            10
  PE Corporation - Celera
    Genomics Group (7a) ..................................................         300            27
  PerkinElmer, Inc. ......................................................         300            20
  Pinnacle Systems, Inc. (7a) ............................................         200             4
  Primex Technologies, Inc. ..............................................         400             9
  Sola International Inc. (7a) ...........................................         400             2
  Tektronix, Inc. ........................................................         300            21
  Trimble Navigation Limited (7a) ........................................         100             5
    Insurance (1.80 %)
  Alfa Corporation .......................................................         200             4
  Argonaut Group, Inc. ...................................................         200             3
  Fidelity National Financial, Inc .......................................         500             9
  First American
    Corporation (The) ....................................................         400             6
  LandAmerica Financial
    Group, Inc. ..........................................................         300             7
  Leucadia National Corporation ..........................................         300             7
  Midland Company, (The) .................................................         300             7
  Professionals Group, Inc. (7a) .........................................         200             5
  Radian Group, Inc. .....................................................         400            20
  RLI Corporation ........................................................         200             7
  Triad Guaranty Inc. (7a) ...............................................         200             5
  Triad Hospitals, Inc. (7a) .............................................         300             7
    Insurance Agents, Brokers & Service (0.45 %)
  Baldwin & Lyons, Inc. - Class B ........................................         400             7

See accompanying notes which are an integral part of the financial statements.

                                                    2000 Semi-Annual Report / 99

Schedule of Investments
WRL Goldman Sachs Small Cap (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Insurance Agents, Brokers & Service (continued)
  First Health Group Corp. (7a) ..........................................         200    $        7
  Gallagher (Arthur J.) & Co. ............................................         200             8
    Iron & Steel Foundries (0.29 %)
  Precision Castparts Corp. ..............................................         300            14
    Leather & Leather Products (0.35 %)
  Brown Shoe Company, Inc.  ..............................................         300             4
  Cole (Kenneth)
    Productions, Inc. - Class A (7a) .....................................         150             6
  Timberland Company (The) -
    Class A (7a) .........................................................         100             7
    Life Insurance (0.50 %)
  Mony Group Inc. (The) ..................................................         500            17
  National Western Life Insurance
    Company - Class A (7a) ...............................................         100             7
    Lumber & Wood Products (0.29 %)
  Oakwood Homes Corporation ..............................................         600             1
  Rayonier, Inc. .........................................................         200             7
  Universal Forest Products, Inc. ........................................         400             6
    Machinery, Equipment & Supplies (0.81 %)
  Applied Industrial
    Technologies, Inc. ...................................................         600            10
  JLK Direct Distribution Inc. -
    Class A (7a) .........................................................         900             5
  Kaman Corporation - Class A ............................................         500             5
  MSC Industrial Direct Co., Inc. -
    Class A (7a) .........................................................         300             6
  National-Oilwell, Inc. (7a) ............................................         400            13
    Management Services (0.23 %)
  AnswerThink, Inc. (7a) .................................................         100             2
  Diamond Technology Partners
    Incorporated (7a) ....................................................         100             9
    Manufacturing Industries (0.47 %)
  Brady Corporation - Class A ............................................         200             7
  Callaway Golf Company ..................................................         300             5
  Jakks Pacific, Inc. (7a) ...............................................         200             3
  WMS Industries, Inc. (7a) ..............................................         500             8
    Medical Instruments & Supplies (1.14 %)
  Bacou USA, Inc. (7a) ...................................................         200             4
  Conmed Corporation (7a) ................................................         200             5
  Datascope Corp. ........................................................         200             7
  Haemonetics Corporation (7a) ...........................................         200             4
  Mentor Corporation .....................................................         300             8
  ResMed Inc. (7a) .......................................................         200             5


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Medical Instruments & Supplies (continued)
  Respironics, Inc. (7a) .................................................         500    $        9
  Summit Technology, Inc. (7a) ...........................................         300             6
  Ventana Medical System, Inc. (7a) ......................................         100             2
  Vital Signs, Inc. ......................................................         300             5
    Metal Mining (0.17 %)
  Battle Mountain Gold
    Company (7a) .........................................................         900             2
  Stillwater Mining Company (7a) .........................................         200             6
    Mining (0.41 %)
  AMCOL International
    Corporation ..........................................................         300             5
  Arch Coal, Inc. ........................................................         400             3
  Consol Energy Inc. .....................................................         500             8
  USEC Inc. ..............................................................         800             4
    Mortgage Bankers and Brokers (0.08 %)
  New Century Financial
    Corporation (7a) .....................................................         500             4
    Motion Pictures (0.31 %)
  Hollywood Entertainment
    Corporation (7a) .....................................................         200             2
  Macrovision Corporation (7a) ...........................................         200            13
    Oil & Gas Extraction (2.66 %)
  Brown (Tom), Inc. (7a) .................................................         600            14
  Cross Timbers Oil Company ..............................................         400             9
  Forest Oil Corporation (7a) ............................................         300             5
  Helmerich & Payne, Inc. ................................................         500            19
  Marine Drilling
    Companies, Inc. (7a) .................................................         300             8
  Mitchell Energy & Development
    Corp. - Class A ......................................................         200             6
  Parker Drilling Company (7a) ...........................................         900             6
  Patterson Energy, Inc. (7a) ............................................         300             9
  Pioneer Natural Resources
    Company (7a) .........................................................         500             6
  Pogo Producing Company .................................................         300             7
  Pride International, Inc. (7a) .........................................         600            15
  UTI Energy Corp. (7a) ..................................................         200             8
  Veritas DGC, Inc. (7a) .................................................         300             8
  Vintage Petroleum, Inc. ................................................         400             9
    Paper & Allied Products (0.52 %)
  Buckeye Technologies Inc. (7a) .........................................         300             7
  Chesapeake Corporation .................................................         300             9
  Republic Group Incorporated ............................................         300             3
  Schweitzer-Mauduit
    International, Inc. ..................................................         500             6

See accompanying notes which are an integral part of the financial statements.

100 /  WRL Series Fund, Inc.

Schedule of Investments
WRL Goldman Sachs Small Cap (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Paper & Paper Products (0.37 %)
  Daisytek International
    Corporation (7a) .....................................................         200    $        2
  School Specialty, Inc. (7a) ............................................         300             6
  United Stationers Inc. (7a) ............................................         300            10
    Personal Credit Institutions (0.41 %)
  Advanta Corp. - Class A ................................................         400             5
  Metris Companies Inc. ..................................................         600            15
    Petroleum Refining (0.47 %)
  Pennzoil-Quaker State Company ..........................................         800            10
  Valero Energy Corporation ..............................................         400            13
    Pharmaceuticals (6.73 %)
  Abgenix, Inc. (7a) .....................................................         100            12
  Albany Molecular
    Research, Inc. (7a) ..................................................         100             5
  Alkermes, Inc. (7a) ....................................................         200             9
  Alpharma Inc. - Class A ................................................         300            19
  AmeriSource Health Corporation -
    Class A (7a) .........................................................         300             9
  Barr Laboratories, Inc. (7a) ...........................................         300            13
  Bindley Western Industries, Inc. .......................................         466            12
  Bio-Technology General Corp. (7a).......................................         200             3
  Cephalon, Inc. (7a) ....................................................         200            12
  COR Therapeutics, Inc. (7a) ............................................         100             9
  Dura Pharmaceuticals, Inc. (7a) ........................................         300             4
  Gilead Sciences, Inc. (7a) .............................................         200            14
  Herbalife International, Inc. -
    Class A ..............................................................         300             3
  Human Genome
    Sciences, Inc. (7a) ..................................................         200            26
  IDEC Pharmaceuticals
    Corporation (7a) .....................................................         200            22
  ImClone Systems
    Incorporated (7a) ....................................................         100             8
  Jones Pharma Inc. ......................................................         375            15
  King Pharmaceuticals, Inc. (7a) ........................................         251            11
  Medicis Pharmaceutical
    Corporation - Class A (7a) ...........................................         200            11
  Millennium
    Pharmaceuticals, Inc. (7a) ...........................................         400            44
  Nature's Sunshine Products, Inc. .......................................         500             4
  NBTY, Inc. (7a) ........................................................         600             4
  Perrigo Company (7a) ...................................................         900             6
  Priority Healthcare
    Corporation - Class B (7a) ...........................................         100             7
  Protein Design Labs, Inc. (7a) .........................................         100            16
  Techne Corporation (7a) ................................................         100            13
  Vertex Pharmaceuticals
    Incorporated (7a) ....................................................         100            11
  Vical Incorporated (7a) ................................................         200             4


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Primary Metal Industries (1.18 %)
  Andrew Corporation (7a) ................................................         400    $       13
  Belden Inc. ............................................................         200             5
  Cable Design Technologies
    Corporation (7a) .....................................................         300            10
  Lone Star Technologies, Inc. (7a) ......................................         100             5
  Mueller Industries, Inc. (7a) ..........................................         300             8
  Quanex Corporation .....................................................         300             4
  Texas Industries, Inc. .................................................         200             6
  Tyler Technologies, Inc. (7a) ..........................................         100           (7g)
  Worthington Industries, Inc. ...........................................         600             6
    Printing & Publishing (1.03 %)
  CSS Industries Inc. (7a) ...............................................         200             4
  Harland (John H.) Company ..............................................         400             6
  Paxar Corporation (7a) .................................................         500             6
  Pulitzer Inc. ..........................................................         200             8
  Scholastic Corporation (7a) ............................................         200            12
  Standard Register Company (The).........................................         300             4
  Topps Company, Inc. (The) (7a) .........................................         600             7
  Ziff-Davis Inc. - ZDNet (7a) ...........................................         100             1
  Ziff-Davis Inc. (7a) ...................................................         200             2
    Radio & Television Broadcasting (1.09 %)
  Citadel Communications
    Corporation (7a) .....................................................         200             7
  Emmis Communications
    Corporation - Class A (7a) ...........................................         400            17
  Entercom Communications
    Corp. (7a) ...........................................................         300            15
  Gray Communications
    Systems, Inc. ........................................................         400             4
  Pegasus Communications
    Corporation (7a) .....................................................         200            10
    Radio, Television, & Computer Stores (0.19 %)
  barnesandnoble.com inc. (7a) ...........................................         200             1
  InterTAN, Inc. (7a) ....................................................         400             5
  Tweeter Home Entertainment
    Group, Inc. (7a) .....................................................         100             3
    Railroads (0.14 %)
  Wisconsin Central Transportation
    Corporation (7a) .....................................................         500             7
    Real Estate (0.93 %)
  Golf Trust of America, Inc. ............................................         500             8
  Insignia Financial Group, Inc. (7a).....................................         500             5
  LNR Property Corporation ...............................................         200             4
  Parkway Properties, Inc. ...............................................         400            12
  Shurgard Storage
    Centers, Inc. - Class A ..............................................         700            16

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report / 101

Schedule of Investments
WRL Goldman Sachs Small Cap (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Research & Testing Services (1.71 %)
  Affymetrix, Inc. (7a) ..................................................         100    $       17
  Celgene Corporation (7a) ...............................................         300            18
  Covance Inc. (7a) ......................................................         200             2
  Cree, Inc. (7a) ........................................................         200            26
  Incyte Genomics, Inc. (7a) .............................................         200            16
  Profit Recovery Group
    International, Inc. (7a) .............................................         250             4
    Residential Building Construction (0.17 %)
  Lennar Corporation .....................................................         400             8
    Restaurants (1.16 %)
  Buffets, Inc. (7a) .....................................................         300             4
  CEC Entertainment Inc. (7a) ............................................         300             8
  Jack In The Box Inc. (7a) ..............................................         400            10
  Landry's Seafood Restaurants, Inc.......................................         500             4
  Lone Star Industries, Inc. .............................................         600             6
  Papa John's
    International, Inc. (7a) .............................................         300             7
  Rare Hospitality
    International, Inc. (7a) .............................................         200             6
  Ruby Tuesday, Inc. .....................................................         600             8
  Ryan's Family Steak
    Houses, Inc. (7a) ....................................................         400             3
    Retail Trade (0.91 %)
  Borders Group, Inc. (7a) ...............................................         400             6
  Michaels Stores, Inc. (7a) .............................................         300            14
  OfficeMax, Inc. (7a) ...................................................         800             4
  Petco Animal Supplies, Inc. (7a) .......................................         400             8
  PETsMART, Inc. (7a) ....................................................         400             1
  Spiegel, Inc. - Class A ................................................         500             4
  Systemax Inc. (7a) .....................................................         500             2
  Whitehall Jewelers, Inc. (7a) ..........................................         250             5
    Rubber & Misc. Plastic Products (0.50 %)
  AptarGroup, Inc. .......................................................         300             8
  Bandag, Incorporated ...................................................         300             7
  SVI Holdings, Inc. (7a) ................................................         200             1
  Tredegar Corporation ...................................................         200             4
  West Pharmaceutical Services, Inc.......................................         200             4
    Savings Institutions (1.92 %)
  Bay View Capital Corporation ...........................................         600             6
  Capitol Federal Financial ..............................................         700             8
  Dime Community Bancshares, Inc..........................................         300             5
  Downey Financial Corp. .................................................         900            25
  First Washington Bancorp Inc. ..........................................         300             4
  Great Southern Bancorp, Inc. ...........................................         400             7
  Hudson River Bancorp, Inc. .............................................         800            10
  MAF Bancorp, Inc. ......................................................         300             5


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Savings Institutions (continued)
  Net.B@nk, Inc. (7a) ....................................................         200    $        2
  Republic Security Financial
    Corporation ..........................................................         300             2
  Richmond County Financial Corp..........................................         300             6
  Staten Island Bancorp, Inc. ............................................         600            11
  United Community
    Financial Corp. ......................................................         300             2
    Security & Commodity Brokers (1.42 %)
  Affiliated Managers
    Group, Inc. (7a) .....................................................         300            14
  AmeriCredit Corp. (7a) .................................................         500             9
  Data Broadcasting
    Corporation (7a) .....................................................         200             1
  Jefferies Group, Inc. ..................................................         200             4
  John Nuveen Company (The) -
    Class A ..............................................................         400            17
  National Discount Brokers (7a) .........................................         200             6
  Raymond James Financial, Inc. ..........................................         500            11
  Southwest Securities Group, Inc. .......................................         200             7
    Shoe Stores (0.23 %)
  Finish Line, Inc. (The) -
    Class A (7a) .........................................................         600             5
  Genesco Inc. (7a) ......................................................         400             6
    Stone, Clay & Glass Products (0.10 %)
  Centex Construction
    Products, Inc.  ......................................................         200             5
    Telecommunications (1.98 %)
  CT Communications, Inc. ................................................         200             6
  E.Spire
    Communications Inc. (7a) .............................................         300             2
  ICG Communications, Inc. (7a) ..........................................         200             4
  Intermedia
    Communications Inc. (7a) .............................................         300             9
  ITC Deltacom, Inc. (7a) ................................................         200             4
  Leap Wireless
    International, Inc. (7a) .............................................         200             9
  MGC Communications, Inc. (7a) ..........................................         100             6
  NEXTLINK Communications, Inc. -
    Class A (7a) .........................................................         386            15
  North Pittsburgh Systems, Inc ..........................................         300             4
  Powertel, Inc. (7a) ....................................................         200            14
  Primus Telecommunications
    Group, Inc. (7a) .....................................................         200             5
  Talk.Com, Inc. (7a) ....................................................         200             1
  US LEC Corp. - Class A (7a) ............................................         200             3
  VoiceStream Wireless
    Corporation (7a) .....................................................         121            14

See accompanying notes which are an integral part of the financial statements.

102 / WRL Series Fund, Inc.

Schedule of Investments
WRL Goldman Sachs Small Cap (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Textile Mill Products (0.25 %)
  Collins & Aikman
    Corporation (7a) .....................................................         400    $        2
  Springs Industries, Inc. - Class A .....................................         300            10
    Transportation & Public Utilities (0.25 %)
  C.H. Robinson Worldwide, Inc. ..........................................         200            10
  Travelocity.com Inc. (7a) ..............................................         100             2
    Transportation Equipment (0.39 %)
  Arctic Cat, Inc. .......................................................         500             6
  Trinity Industries, Inc. ...............................................         700            13
    Trucking & Warehousing (0.70 %)
  American Freightways
    Corporation (7a) .....................................................         600             9
  Covenant Transport, Inc. -
    Class A (7a) .........................................................         300             2
  Roadway Express, Inc. ..................................................         300             7
  USFreightways Corporation ..............................................         300             7
  Yellow Corporation (7a) ................................................         600             9
    Variety Stores (0.23 %)
  Cost Plus, Inc. (7a) ...................................................         200             6
  ShopKo Stores, Inc. (7a) ...............................................         300             5
    Water Transportation (0.27 %)
  Alexander & Baldwin, Inc. ..............................................         300             7
  SEACOR SMIT, Inc. (7a) .................................................         150             6
    Wholesale Trade Durable Goods (0.76 %)
  Commercial Metals Company ..............................................         300             8
  Compucom Systems, Inc. (7a) ............................................         400             1
  Globix Corporation (7a) ................................................         100             3
  Handleman Company (7a) .................................................         500             6
  Merisel, Inc. (7a) .....................................................         200           (7g)


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Wholesale Trade Durable Goods (continued)
  Patterson Dental Company (7a) ..........................................         200    $       10
  PSS World Medical, Inc. (7a) ...........................................         300             2
  Reliance Steel & Aluminum Co. ..........................................         350             7
    Wholesale Trade Nondurable Goods (0.39 %)
  Central Garden & Pet
    Company (7a) .........................................................         400             4
  Fleming Companies, Inc. ................................................         500             7
  Universal Corporation ..................................................         400             8
                                                                                          ----------
  Total Common Stocks
  (cost: $ 4,290).....................................................................         4,677
                                                                                          ----------


                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
SHORT-TERM OBLIGATIONS (2.19 %)
  Investors Bank & Trust
    Company (7e)
    6.03 %, Repurchase Agreement
    dated 06/30/2000 to be
    repurchased at $ 106 on
    07/03/2000. ..........................................................   $     106    $      106
                                                                                          ----------
  Total Short-Term Obligations
  (cost: $ 106).......................................................................           106
                                                                                          ----------
  Total Investment Securities
  (cost: $ 4,396).....................................................................       $ 4,783
                                                                                          ==========


SUMMARY
  Investments, at market value ...........................................       98.76%   $    4,783
  Other assets in
    excess of liabilities ................................................        1.24%           60
                                                                             ---------    ----------
  Net assets .............................................................      100.00%   $    4,843
                                                                             =========    ==========

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report / 103

Schedule of Investments
WRL T. Rowe Price Dividend Growth
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (96.24 %)
    Aerospace (0.97 %)
  United Technologies Corporation.........................................       2,100    $      124
    Amusement & Recreation Services (1.25 %)
  Disney (Walt) Company (The) ............................................       3,300           128
  MGM Grand, Inc. - Private
    Placement (7a) .......................................................       1,050            32
    Beverages (1.67 %)
  PepsiCo, Inc. ..........................................................       4,790           213
    Business Services (2.76 %)
  Equifax Inc. ...........................................................       1,800            47
  Omnicom Group, Inc. ....................................................       1,700           151
  Viad Corp. .............................................................       5,700           155
    Chemicals & Allied Products (2.91 %)
  Colgate-Palmolive Company ..............................................       1,300            78
  Du Pont (E.I.) de Nemours
    and Company ..........................................................         600            26
  Great Lakes Chemical ...................................................       2,200            69
  Pharmacia Corporation ..................................................       2,775           143
  Valspar Corporation (The) ..............................................       1,640            55
    Commercial Banks (7.91 %)
  Bank of America Corporation ............................................         960            41
  Bank of New York
    Company, Inc. (The) ..................................................       4,800           223
  Citigroup Inc. .........................................................       5,300           319
  Firstar Corporation ....................................................       5,300           112
  Mellon Financial Corporation ...........................................       5,480           200
  Wells Fargo & Co. ......................................................       2,990           116
    Communication (0.73 %)
  Comcast Corporation -
    Class A (7a) .........................................................       2,300            93
    Communications Equipment (1.88 %)
  Nokia Oyj - ADR ........................................................       1,800            90
  Nortel Networks Corporation ............................................       2,200           150
    Computer & Data Processing Services (4.58 %)
  America Online, Inc. (7a) ..............................................       1,600            84
  Automatic Data Processing, Inc. ........................................       2,500           134
  BMC Software, Inc. (7a) ................................................       2,300            84
  Computer Associates
    International, Inc. ..................................................       1,000            51
  Galileo International, Inc. ............................................       3,000            63
  Microsoft Corporation (7a) .............................................       1,800           144
  Oracle Corporation (7a) ................................................         300            25
    Computer & Office Equipment (3.31 %)
  Cisco Systems, Inc. (7a) ...............................................       1,300            83
  Compaq Computer Corporation ............................................         900            23


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Computer & Office Equipment (continued)
  Dell Computer Corporation (7a) .........................................       2,100    $      104
  Hewlett-Packard Company ................................................       1,700           212
    Drug Stores & Proprietary Stores (0.88 %)
  CVS Corporation ........................................................       2,800           112
    Electric Services (0.94 %)
  TECO Energy, Inc. ......................................................       6,000           120
    Electronic & Other Electric Equipment (1.31 %)
  General Electric Company ...............................................       3,150           167
    Electronic Components & Accessories (0.96 %)
  JDS Uniphase Corporation (7a) ..........................................         100            12
  Linear Technology Corporation ..........................................       1,100            70
  Texas Instruments Incorporated .........................................         600            41
    Fabricated Metal Products (0.98 %)
  Gillette Company (The) .................................................       1,400            49
  Masco Corporation ......................................................       4,200            76
    Food & Kindred Products (3.62 %)
  General Mills, Inc. ....................................................       3,200           122
  McCormick & Company,
    Incorporated .........................................................       3,700           120
  Philip Morris Companies Inc. ...........................................       4,600           122
  Quaker Oats Company (The) ..............................................       1,300            98
    Food Stores (0.22 %)
  Albertson's, Incorporated ..............................................         853            28
    Holding & Other Investment Offices (7.17 %)
  Archstone Communities Trust ............................................       5,800           122
  Cousins Properties, Inc. ...............................................       3,660           141
  Duke-Weeks Realty Corporation ..........................................       6,341           142
  Reckson Associates Realty Corp. ........................................       6,720           160
  Starwood Hotels & Resorts
    Worldwide, Inc. ......................................................       6,200           202
  Vornado Realty Trust ...................................................       4,300           149
    Industrial Machinery & Equipment (3.90 %)
  Baker Hughes, Inc. .....................................................       3,200           102
  Black & Decker
    Corporation (The) ....................................................       3,600           142
  Pall Corporation .......................................................       4,500            83
  Tyco International Ltd. ................................................       3,600           171
    Instruments & Related Products (1.06 %)
  Agilent Technologies, Inc. (7a) ........................................         686            51
  Analogic Corporation ...................................................       1,780            71
  PE Corporation -
    PE Biosystems Group ..................................................         200            13

See accompanying notes which are an integral part of the financial statements.

104 / WRL Series Fund, Inc.

Schedule of Investments
WRL T. Rowe Price Dividend Growth (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Insurance (4.41 %)
  ACE Limited ............................................................       5,800    $      162
  Cigna Corporation ......................................................       1,800           168
  XL Capital Ltd. - Class A ..............................................       4,300           233
    Insurance Agents, Brokers & Service (0.71 %)
  Marsh & McLennan
    Companies, Inc. ......................................................         870            91
    Life Insurance (0.91 %)
  American General Corporation ...........................................       1,900           116
    Lumber & Other Building Materials (0.78 %)
  Lowe's Companies, Inc. .................................................       2,400            99
    Management Services (0.75 %)
  ServiceMaster Company (The) ............................................       8,400            96
    Manufacturing Industries (1.03 %)
  Hasbro Inc. ............................................................       4,950            75
  Tomkins PLC ............................................................      17,500            57
    Medical Instruments & Supplies (0.96 %)
  Teleflex Incorporated ..................................................       3,400           122
    Metal Mining (0.58 %)
  Newmont Mining Corporation .............................................       3,400            74
    Paper & Allied Products (1.03 %)
  Kimberly-Clark Corporation .............................................       2,300           132
    Personal Credit Institutions (0.46 %)
  Associates First Capital
    Corporation - Class A ................................................       2,640            59
    Petroleum Refining (7.61 %)
  Amerada Hess Corporation ...............................................       1,830           113
  BP Amoco PLC - ADR .....................................................       3,700           209
  Chevron Corporation ....................................................       1,880           159
  Exxon Mobil Corporation ................................................       3,408           268
  Royal Dutch Petroleum Company -
    NY Registered Shares .................................................       3,600           222
  Pharmaceuticals (9.44 %)
  Abbott Laboratories ....................................................       2,700           120
  American Home Products
    Corporation ..........................................................       4,000           235
  Bristol-Myers Squibb Co. ...............................................       1,900           111
  Johnson & Johnson ......................................................         300            31
  Merck & Co., Inc. ......................................................       1,300           100
  Pfizer Incorporated ....................................................       9,740           467
  Schering-Plough Corporation ............................................       2,800           141


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Printing & Publishing (0.47 %)
  Tribune Company ........................................................       1,700    $       60
    Radio, Television, & Computer Stores (0.13 %)
  Circuit City Stores -
    Circuit City Group ...................................................         500            17
    Real Estate (2.14 %)
  Arden Realty, Inc. .....................................................       3,200            75
  ProLogis Trust .........................................................       9,300           198
    Rubber & Misc. Plastic Products (0.38 %)
  NIKE, Inc. - Class B ...................................................       1,200            48
    Security & Commodity Brokers (2.33 %)
  Waddell & Reed Financial, Inc. -
    Class B ..............................................................      10,210           297
    Telecommunications (6.62 %)
  ALLTEL Corporation .....................................................       1,900           118
  GTE Corporation ........................................................       3,400           212
  MediaOne Group Inc. (7a) ...............................................       1,600           106
  SBC Communications Inc. ................................................       2,700           117
  Sprint Corporation (FON Group) .........................................       1,020            52
  Vodafone Airtouch PLC - ADR ............................................       2,700           112
  WorldCom, Inc. (7a) ....................................................       2,800           128
    Transportation & Public Utilities (0.70 %)
  C.H. Robinson Worldwide, Inc. ..........................................       1,800            89
    Trucking & Warehousing (0.27 %)
  United Parcel Service, Inc. -
    Class B ..............................................................         600            35
    U.S. Government Agencies (2.82 %)
  Fannie Mae .............................................................       3,100           162
  Freddie Mac ............................................................       4,900           198
    Variety Stores (2.70 %)
  Family Dollar Stores, Inc. .............................................      10,230           200
  Target Corporation .....................................................       2,500           145
                                                                             ---------    ----------
  Total Common Stocks
  (cost: $ 11,637)....................................................................        12,287
                                                                                          ----------

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report / 105

Schedule of Investments
WRL T. Rowe Price Dividend Growth (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
COMMERCIAL PAPER (1.36 %)
  Yale University
    6.55 %, due 07/24/2000 ...............................................   $     175    $      174
                                                                                          ----------
  Total Commercial Paper
  (cost: $ 174).......................................................................           174
                                                                                          ----------
  Total Investment Securities
  (cost: $ 11,811)....................................................................    $   12,461
                                                                                          ==========




SUMMARY
  Investments, at market value ...........................................       97.60%   $   12,461
  Other assets in
    excess of liabilities ................................................        2.40%          306
                                                                             ---------    ----------
  Net assets .............................................................      100.00%   $   12,767
                                                                             =========    ==========

                                                                                            Market
                                                                             Percentage      Value
                                                                             ----------   ----------
INVESTMENTS BY COUNTRY:
  United Kingdom .........................................................         0.46%     $     57
  United States ..........................................................        99.54%       12,404
                                                                                 ------      --------
   Investments, at market value ..........................................       100.00%     $ 12,461
                                                                                  ======     ========

See accompanying notes which are an integral part of the financial statements.

106 / WRL Series Fund, Inc.

Schedule of Investments
WRL T. Rowe Price Small Cap
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (96.60 %)
    Aerospace (0.09 %)
  Triumph Group, Inc. (7a) ...............................................         800    $       22
    Air Transportation (0.18 %)
  Alaska Air Group, Inc. (7a) ............................................         100             3
  Mesaba Holdings, Inc. (7a) .............................................       3,000            29
  SkyWest, Inc. ..........................................................         300            11
    Amusement & Recreation Services (0.53 %)
  International Speedway
    Corporation - Class A ................................................       1,500            62
  Premier Parks Inc. (7a) ................................................       1,600            36
  Westwood One, Inc. (7a) ................................................         800            27
    Apparel & Accessory Stores (1.23 %)
  AnnTaylor, Inc. (7a) ...................................................       1,700            56
  Men's Wearhouse, Inc. (The) (7a)........................................       3,900            87
  Pacific Sunwear of
    California, Inc. (7a) ................................................       1,875            35
  Ross Stores, Inc. ......................................................       3,300            56
  Talbots, Inc. (The) ....................................................       1,000            55
    Apparel Products (0.40 %)
  Quiksilver, Inc. (7a) ..................................................       6,100            95
    Auto Repair, Services & Parking (0.21 %)
  Avis Group Holdings, Inc. (7a) .........................................       2,600            49
    Automotive (0.25 %)
  Gentex Corporation (7a) ................................................       2,400            60
    Automotive Dealers & Service Stations (0.39 %)
  Group 1 Automotive, Inc. (7a) ..........................................       3,300            40
  O'Reilly Automotive, Inc. (7a) .........................................       3,800            53
    Business Credit Institutions (0.12 %)
  Heller Financial, Inc. .................................................       1,400            29
    Business Services (2.87 %)
  24/7 Media, Inc. (7a) ..................................................         500             8
  Akamai Technologies,
    Inc. (7a) (7b) .......................................................         238            28
  Catalina Marketing
    Corporation (7a) .....................................................         600            61
  ChoicePoint Inc. (7a) ..................................................       1,200            53
  F.Y.I. Incorporated (7a) ...............................................       2,100            71
  Fair, Isaac and Company,
    Incorporated .........................................................         800            35
  Getty Images, Inc. (7a) ................................................       1,800            67
  GoTo.com, Inc. (7a) ....................................................       1,500            23
  infoUSA Inc. (7a) ......................................................         400             3


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Business Services (continued)
  Interim Services Inc. (7a) .............................................         400    $        7
  kforce.com, Inc. (7a) ..................................................       1,600            11
  L90, Inc. (7a) .........................................................       1,300            14
  Lamar Advertising Company (7a) .........................................         800            35
  Media Metrix, Inc. (7a) (7b) ...........................................       1,000            25
  Modis Professional
    Services Inc. (7a) ...................................................       4,300            33
  National Data Corporation ..............................................         900            21
  NCO Group, Inc. (7a) ...................................................       2,100            49
  NOVA Corporation (7a) ..................................................       1,800            50
  Professional Staff PLC - ADR (7a) ......................................       2,200            10
  Rent-Way, Inc. (7a) ....................................................       1,200            35
  Valassis Communications, Inc. (7a)......................................       1,000            38
    Chemicals & Allied Products (1.55 %)
  ATMI, Inc. (7a) ........................................................       3,100           144
  Cabot Corporation ......................................................       2,200            60
  Cambrex Corporation ....................................................       1,600            72
  OM Group, Inc. .........................................................       1,200            53
  Smith International, Inc. (7a) .........................................         500            36
    Commercial Banks (1.54 %)
  City National Corporation ..............................................       1,800            63
  Commerce Bancorp, Inc. .................................................       1,992            92
  Community First Bankshares, Inc. .......................................       4,200            69
  National Commerce
    Bancorporation .......................................................       3,100            50
  Southwest Bancorporation
    of Texas, Inc. (7a) ..................................................       2,600            54
  Sterling Bancshares, Inc. ..............................................       3,200            35
    Communication (1.62 %)
  American Tower
    Corporation - Class A (7a) ...........................................         800            33
  CapRock
    Communications Corp. (7a) ............................................       2,400            47
  Crown Castle
    International Corp. (7a) .............................................       1,150            42
  Insight Communications
    Company, Inc. (7a) ...................................................       2,500            39
  LodgeNet Entertainment
    Corporation (7a) .....................................................       1,900            46
  Northeast Optic Network, Inc. (7a)......................................       2,700           165
  YouthStream Media
    Networks, Inc. (7a) ..................................................       1,900            11
    Communications Equipment (6.66 %)
  Adaptive Broadband
    Corporation (7a) .....................................................         800            29

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report / 107

Schedule of Investments
WRL T. Rowe Price Small Cap (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Communications Equipment (continued)
  Advanced Fibre
    Communications, Inc. (7a) ............................................       1,200    $       54
  AudioCodes Ltd. (7a) ...................................................         700            84
  Carrier Access
    Corporation (7a) (7b) ................................................       1,200            63
  C-COR.net Corp. (7a) ...................................................       1,700            46
  Checkpoint Systems, Inc. (7a) ..........................................         400             3
  CommScope, Inc. (7a) ...................................................       1,800            74
  Comverse Technology, Inc. (7a) .........................................         600            56
  Gilat Satellite Networks (7a) ..........................................         800            56
  Harmonic Lightwaves, Inc. (7a) .........................................       4,434           110
  Inter-Tel, Incorporated ................................................       3,800            61
  Intervoice, Inc. (7a) ..................................................       4,000            26
  L-3 Communications
    Holdings, Inc. (7a) ..................................................       2,200           126
  Natural MicroSystems
    Corporation (7a) .....................................................       1,300           146
  Nortel Networks Corporation ............................................         780            53
  Osicom Technologies, Inc. (7a) .........................................         600            51
  Plantronics, Inc. (7a) .................................................       1,200           139
  Polycom, Inc. (7a) .....................................................       1,800           168
  Powerwave Technologies, Inc. (7a).......................................       2,700           119
  SeaChange International, Inc. (7a)......................................         500            14
  Spectrian Corporation (7a) .............................................       2,900            48
  Vari-L Company, Inc. (7a) ..............................................         800             9
  ViaSat, Inc. (7a) ......................................................         600            33
    Computer & Data Processing Services (13.50 %)
  Actuate Corporation (7a) ...............................................       2,900           154
  Advent Software, Inc. (7a) .............................................         900            58
  Affiliated Computer Services, Inc. -
    Class A (7a) .........................................................       1,300            43
  Allaire Corporation (7a) ...............................................       2,900           107
  American Management
    Systems, Inc. (7a) ...................................................       1,100            36
  Aspen Technology, Inc. (7a) ............................................       1,100            42
  AVT Corporation (7a) ...................................................       1,500            11
  BackWeb Technologies Ltd. (7a) .........................................       1,900            43
  BISYS Group, Inc. (The) (7a) ...........................................         700            43
  Brio Technology, Inc. (7a) .............................................       1,200            25
  CIBER, Inc. (7a) .......................................................         700             9
  Cobalt Group Inc. (The) (7a) ...........................................         500             3
  Cognizant Technology
    Solutions Corp. (7a) .................................................         700            23
  Com21, Inc. (7a) .......................................................       2,500            63
  Concord
    Communications, Inc. (7a) (7b)........................................       1,200            48
  CyberSource Corporation (7a) ...........................................       3,800            52
  Dendrite International, Inc. (7a) ......................................       1,500            50


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Computer & Data Processing Services (continued)
  Digital River, Inc. (7a) ...............................................         700    $        5
  Echelon Corporation (7a) ...............................................         100             6
  Electronic Arts Inc. (7a) ..............................................         400            29
  eLoyalty Corporation (7a) ..............................................       2,900            37
  Exchange Applications, Inc. (7a)........................................       1,100            29
  F5 Networks, Inc. (7a) .................................................         100             5
  FactSet Research Systems Inc. ..........................................       3,000            85
  Firepond, Inc. (7a) ....................................................       1,600            58
  Go2Net, Inc. (7a) ......................................................       1,000            50
  Henry, (Jack) & Associates, Inc. .......................................       1,800            90
  Hyperion Solutions
    Corporation (7a) .....................................................       2,300            75
  iGATE Capital Corporation (7a) .........................................         400             6
  Informix Corp. (7a) ....................................................         950             7
  ISS Group, Inc. (7a) ...................................................       1,100           109
  Keane, Inc. (7a) .......................................................       3,000            65
  Liberate Technologies (7a) .............................................       1,000            29
  Loislaw.com, Inc. (7a) .................................................       1,100             9
  Macromedia, Inc. (7a) ..................................................       1,300           126
  Manugistics Group, Inc. (7a) ...........................................       1,300            61
  Medquist Inc. (7a) .....................................................         769            26
  Mercator Software, Inc. (7a) ...........................................       1,100            76
  Mercury Interactive
    Corporation (7a) .....................................................       1,700           163
  Micromuse Inc. (7a) ....................................................       1,000           164
  MyPoints.com, Inc. (7a) ................................................         200             4
  NetIQ Corporation (7a) .................................................         682            41
  Netopia, Inc. (7a) .....................................................       1,400            56
  Networks Associates, Inc. (7a) .........................................         800            16
  Optimal Robotics Corp. (7a) ............................................         700            27
  Pegasus Solutions, Inc. (7a) ...........................................       1,100            12
  Peregrine Systems, Inc. (7a) ...........................................       2,825            98
  Pixar (7a) (7b) ........................................................       1,000            35
  Primus Knowledge
    Solutions, Inc. (7a) .................................................         300            14
  PSINet Inc. (7a) .......................................................         690            17
  Radiant Systems, Inc. (7a) .............................................       1,450            35
  Red Hat, Inc. (7a) (7b) ................................................         400            11
  Remedy Corporation (7a) ................................................       2,600           145
  S1 Corporation (7a) ....................................................         700            16
  SERENA Software, Inc. (7a) .............................................         900            41
  Software.com, Inc. (7a) ................................................         400            52
  Sybase, Inc. (7a) ......................................................       3,100            71
  Symantec Corporation (7a) ..............................................         900            49
  THQ Inc. (7a) ..........................................................       3,500            43
  Titan Corporation (The) (7a) ...........................................       1,100            49
  USINTERNETWORKING,
    Inc. (7a) (7b) .......................................................       3,150            64
  Verity, Inc. (7a) ......................................................       2,200            84

See accompanying notes which are an integral part of the financial statements.

108 / WRL Series Fund, Inc.

Schedule of Investments
WRL T. Rowe Price Small Cap (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Computer & Data Processing Services (continued)
  WebTrends Corporation (7a) .............................................       1,700    $       66
  Wind River Systems, Inc. (7a) ..........................................         400            15
    Computer & Office Equipment (4.98 %)
  Advanced Digital Information
    Corporation (7a) .....................................................       3,300            53
  Ancor Communications,
    Incorporated (7a) ....................................................       1,900            68
  Black Box Corporation (7a) .............................................         100             8
  Concurrent Computer
    Corporation (7a) .....................................................         500             7
  Cybex Computer Products
    Corporation (7a) .....................................................       1,550            67
  Electronics For Imaging, Inc. (7a) .....................................         900            23
  Emulex Corporation (7a) ................................................         900            59
  Extended Systems
    Incorporated (7a) ....................................................         400            38
  MMC Networks, Inc. (7a) ................................................       1,300            69
  MTI Technology Corporation (7a).........................................       2,000            16
  National Computer Systems, Inc. ........................................       1,400            69
  National Instruments
    Corporation (7a) .....................................................       1,500            65
  Network Peripherals Inc. (7a) ..........................................         800            13
  Proxim, Inc. (7a) ......................................................       1,500           148
  RSA Security, Inc. (7a) ................................................       1,500           104
  S3 Incorporated (7a) ...................................................       3,500            52
  SanDisk Corporation (7a) ...............................................       1,300            80
  Symbol Technologies, Inc. ..............................................       1,550            84
  Xircom, Inc. (7a) ......................................................       3,200           151
    Construction (1.15 %)
  Dycom Industries, Inc. (7a) ............................................       2,200           101
  Insituform Technologies, Inc. -
    Class A (7a) .........................................................       2,600            71
  Kaufman and Broad Home
    Corporation ..........................................................       1,300            26
  Quanta Services, Inc. (7a) .............................................       1,350            74
    Department Stores (0.25 %)
  Neiman Marcus Group, Inc. (The) -
    Class A (7a) .........................................................       2,000            59
    Drug Stores & Proprietary Stores (0.38 %)
  Duane Reade Inc. (7a) (7b) .............................................       1,700            44
  Omnicare, Inc. .........................................................       5,100            46
    Educational Services (0.72 %)
  DeVRY Inc. (7a) ........................................................       1,200            32
  Learning Tree
    International, Inc. (7a) .............................................       2,250           138
    Electric Services (0.28 %)
  Calpine Corporation (7a) ...............................................       1,000            66


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Electronic & Other Electric Equipment (1.23 %)
  American Power Conversion
    Corporation (7a) .....................................................       1,100    $       45
  Rayovac Corporation (7a) (7b) ..........................................       2,400            54
  Technitrol, Inc. .......................................................       1,400           136
  Zomax Optical Media, Inc. (7a) .........................................       4,100            54
    Electronic Components & Accessories (13.20 %)
  Advanced Energy
    Industries, Inc. (7a) ................................................       1,400            83
  Alpha Industries, Inc. (7a) ............................................       2,500           110
  American Xtal
    Technology, Inc. (7a) ................................................         700            30
  Amphenol Corp. - Class A (7a) ..........................................       1,700           113
  ANANDIGICS, Inc. (7a) (7b) .............................................         900            31
  Applied Micro Circuits
    Corporation (7a) .....................................................         200            20
  Artesyn Technologies, Inc. (7a) ........................................       4,100           114
  Benchmark Electronics,
    Inc. (7a) (7b) .......................................................       1,100            40
  Burr-Brown Corporation (7a) ............................................       2,100           181
  CTS Corporation ........................................................       1,400            63
  Dallas Semiconductor Corporation........................................       1,700            69
  Exar Corporation (7a) ..................................................       1,000            87
  GlobeSpan
    Semiconductor Inc. (7a) ..............................................       1,000           122
  International Rectifier
    Corporation (7a) .....................................................       1,000            56
  Jabil Circuit, Inc. (7a) ...............................................         200            10
  JDS Uniphase Corporation (7a) ..........................................         800            96
  Kemet Corporation (7a) .................................................       3,100            78
  Kopin Corporation (7a) .................................................       1,800           125
  Lattice Semiconductor
    Corporation (7a) .....................................................       2,100           145
  Maxim Integrated Products (7a) .........................................         300            20
  Mercury Computer
    Systems, Inc. (7a) ...................................................       2,400            78
  Micrel, Incorporated (7a) (7b) .........................................       3,200           139
  Microchip Technology
    Incorporated (7a) ....................................................       1,250            73
  MIPS Technologies, Inc. -
    Class A (7a) (7b) ....................................................         800            34
  Pericom Semiconductor
    Corporation (7a) .....................................................       2,400           162
  Plexus Corp. (7a) ......................................................       1,300           147
  PMC-Sierra, Inc. (7a) (7b) .............................................         700           124
  Power-One, Inc. (7a) ...................................................         600            68
  QLogic Corporation (7a) ................................................         500            33
  Sanmina Corporation (7a) ...............................................         300            26
  Semtech Corporation (7a) (7b) ..........................................       2,000           152
  Spectra-Physics Lasers, Inc. (7a) ......................................         200            14
  Supertex, Inc. (7a) ....................................................       1,000            50
  Three-Five Systems, Inc. (7a) ..........................................       1,200            71
  Transwitch Corporation (7a) ............................................       1,925           149

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report / 109

Schedule of Investments
WRL T. Rowe Price Small Cap (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Electronic Components & Accessories (continued)
  Triquint Semiconductor, Inc. (7a) ......................................       1,100    $      105
  Varian Semiconductor Equipment
    Associates, Inc. (7a) ................................................       1,100            69
  Vitesse Semiconductor
    Corporation (7a) .....................................................         300            22
    Engineering & Management Services (0.38 %)
  Tetra Tech, Inc. (7a) ..................................................       3,875            89
    Environmental Services (0.08 %)
  Casella Waste Systems, Inc. -
    Class A (7a) .........................................................       1,800            19
    Fabricated Metal Products (0.20 %)
  Simpson Manufacturing
    Co., Inc. (7a) .......................................................       1,000            48
    Food & Kindred Products (0.47 %)
  Hain Celestial Group, Inc. (7a) ........................................       2,400            88
  Smithfield Foods, Inc. (7a) ............................................         800            22
    Food Stores (0.03 %)
  Wild Oats Markets, Inc. (7a) ...........................................         600             8
    Furniture & Fixtures (0.22 %)
  Ethan Allen Interiors, Inc. ............................................         900            22
  Furniture Brands
    International, Inc. (7a) .............................................       2,000            30
    Furniture & Home Furnishings Stores (0.37 %)
  Linens 'N Things, Inc. (7a) ............................................       1,450            39
  Williams-Sonoma, Inc. (7a) .............................................       1,500            49
    Health Services (2.26 %)
  Advance Paradigm, Inc. (7a) ............................................       2,800            57
  Enzo Biochem, Inc. (7a) ................................................         900            62
  Express Scripts, Inc. - Class A (7a)....................................         350            22
  Hooper Holmes, Inc. ....................................................       4,900            39
  Lincare Holdings Inc. (7a) .............................................       2,300            57
  Province Healthcare Company (7a)........................................       1,900            69
  Renal Care Group, Inc. (7a) ............................................       3,900            95
  StanCorp Financial Group, Inc. .........................................         900            29
  Universal Health Services, Inc. -
    Class B (7a) .........................................................       1,550           102
    Holding & Other Investment Offices (0.15 %)
  Apartment Investment &
    Management Co. - Class A .............................................         800            35
    Industrial Machinery & Equipment (1.93 %)
  Applied Materials, Inc. (7a) ...........................................         378            34
  Applied Science and
    Technology, Inc. (7a) ................................................       1,700            44


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Industrial Machinery & Equipment (continued)
  Asyst Technologies, Inc. (7a) ..........................................       2,100    $       72
  Mettler-Toledo
    International Inc. (7a) ..............................................       1,200            48
  Novellus Systems, Inc. (7a) ............................................       1,300            74
  Pentair, Inc. ..........................................................       2,500            89
  Terex Corporation (7a) .................................................       1,000            14
  Zebra Technologies Corporation -
    Class A (7a) .........................................................       1,800            80
    Instruments & Related Products (4.57 %)
  Anaren Microwave, Inc. (7a) ............................................       1,100           144
  APA Optics, Inc. (7a) (7b) .............................................       2,100            30
  Cognex Corporation (7a) ................................................       1,500            78
  Cohu, Inc. .............................................................       2,000            54
  Cymer, Inc. (7a) .......................................................       2,100           100
  Cytyc Corporation (7a) (7b) ............................................       1,100            59
  Dionex Corporation (7a) ................................................       3,050            82
  Fossil, Inc. (7a) ......................................................       3,450            67
  Imax Corporation (7a) (7b) .............................................       4,100            93
  LTX Corporation (7a) ...................................................       1,500            52
  Mechanical Technology
    Incorporated (7a) ....................................................         900            14
  Molecular Devices
    Corporation (7a) .....................................................         400            28
  Pinnacle Systems, Inc. (7a) ............................................       1,900            43
  SBS Technologies, Inc. (7a) ............................................         700            26
  Teradyne, Inc. (7a) ....................................................         400            29
  Varian, Inc. (7a) ......................................................       2,700           125
  Wesley Jessen Visioncare, Inc. (7a).....................................       1,400            53
    Insurance (0.88 %)
  LifePoint Hospitals, Inc. (7a) .........................................       2,700            60
  Medical Assurance, Inc. (7a) ...........................................         400             5
  PMI Group, Inc. (The) ..................................................         900            43
  Radian Group, Inc. .....................................................       1,923           100
    Insurance Agents, Brokers & Service (0.25 %)
  Brown & Brown, Inc. ....................................................         200            10
  First Health Group Corp. (7a) ..........................................       1,500            49
    Leather & Leather Products (0.54 %)
  Cole (Kenneth)
    Productions, Inc. - Class A (7a) .....................................       2,300            92
  Timberland Company (The) -
    Class A (7a) .........................................................         500            35
    Life Insurance (0.48 %)
  Annuity and Life Re
    (Holdings), Ltd. .....................................................       2,300            56
  Nationwide Financial
    Services, Inc. - Class A .............................................         900            30
  Protective Life Corporation ............................................       1,000            27

See accompanying notes which are an integral part of the financial statements.

110 / WRL Series Fund, Inc.

Schedule of Investments
WRL T. Rowe Price Small Cap (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Machinery, Equipment & Supplies (0.11 %)
  MSC Industrial Direct Co., Inc. -
    Class A (7a) .........................................................       1,200    $       25
    Management Services (0.99 %)
  Diamond Technology Partners
    Incorporated (7a) ....................................................       2,000           175
  U.S. Interactive, Inc. (7a) ............................................       3,700            48
  Xceed Inc. (7a) ........................................................       1,200            11
    Manufacturing Industries (0.21 %)
  Jakks Pacific, Inc. (7a) ...............................................       3,400            50
    Medical Instruments & Supplies (2.32 %)
  Conmed Corporation (7a) ................................................       3,700            96
  Datascope Corp. ........................................................       2,700            97
  DENTSPLY International, Inc. ...........................................         900            28
  ICU Medical, Inc. (7a) .................................................       2,400            65
  Mentor Corporation .....................................................       4,800           131
  ResMed Inc. (7a) .......................................................       3,000            80
  Sybron International
    Corporation (7a) .....................................................       1,300            26
  Zoll Medical Corporation (7a) ..........................................         500            25
    Metal Mining (0.07 %)
  Stillwater Mining Company (7a) .........................................         600            17
    Motion Pictures (0.38 %)
  Macrovision Corporation (7a) ...........................................       1,400            89
    Oil & Gas Extraction (3.31 %)
  Barrett Resources
    Corporation (7a) .....................................................       3,200            97
  BJ Services Company (7a) ...............................................         500            31
  Brown (Tom), Inc. (7a) .................................................       4,200            97
  Cabot Oil & Gas
    Corporation - Class A ................................................       4,400            93
  Cal Dive International, Inc. (7a) ......................................       1,200            65
  Marine Drilling
    Companies, Inc. (7a) .................................................       3,800           106
  Noble Affiliates, Inc. .................................................       1,550            58
  Oceaneering
    International, Inc. (7a) .............................................       2,800            53
  Patterson Energy, Inc. (7a) ............................................       2,800            80
  UTI Energy Corp. (7a) ..................................................       2,500           100
    Personal Credit Institutions (0.17 %)
  Metris Companies Inc. ..................................................       1,650            41
    Personal Services (0.56 %)
  G&K Services, Inc. - Class A ...........................................         950            24
  Heidrick & Struggles
    International, Inc. (7a) .............................................       1,700           107


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Petroleum & Coal Products (0.06 %)
  Elcor Corporation ......................................................         600    $       14
    Pharmaceuticals (5.49 %)
  Andrx Corporation (7a) .................................................         800            51
  Cell Genesys, Inc. (7a) (7b) ...........................................       1,200            34
  Cephalon, Inc. (7a) ....................................................         900            54
  Enzon, Inc. (7a) .......................................................       1,700            72
  Forest Laboratories, Inc. (7a) .........................................         350            35
  ImClone Systems
    Incorporated (7a) ....................................................         100             8
  Inhale Therapeutic
    Systems, Inc. (7a) (7b) ..............................................       1,200           122
  Invitrogen Corporation (7a) ............................................       1,100            83
  Jones Pharma Inc. ......................................................       1,200            48
  King Pharmaceuticals, Inc. (7a) ........................................       2,318           102
  K-V Pharmaceutical Company -
    Class A (7a) .........................................................       1,000            27
  Lynx Therapeutics, Inc. (7a) ...........................................         600            29
  PolyMedica Industries, Inc. (7a) .......................................       1,200            52
  Priority Healthcare Corporation -
    Class B (7a) .........................................................         900            67
  Protein Design Labs, Inc. (7a) .........................................         300            49
  Serologicals Corporation (7a) ..........................................       3,200            16
  Shire Pharmaceuticals
    Group PLC - ADR (7a) .................................................       1,896            98
  Techne Corporation (7a) ................................................       1,400           181
  Theragenics Corporation (7a) ...........................................       3,700            32
  Transkaryotic Therapies, Inc. (7a)......................................         200             7
  Triangle Pharmaceuticals, Inc. (7a).....................................       3,100            28
  Vical Incorporated (7a) ................................................       1,900            37
  ViroPharma Incorporated (7a) ...........................................         900            14
  Watson Pharmaceuticals, Inc. (7a).......................................         900            48
    Primary Metal Industries (0.65 %)
  Andrew Corporation (7a) ................................................       1,600            54
  Maverick Tube
    Corporation (7a) (7b) ................................................       2,300            67
  Optical Cable Corporation (7a) (7b).....................................       1,100            33
    Printing & Publishing (0.53 %)
  Consolidated Graphics, Inc. (7a) .......................................         950             9
  Harte-Hanks Inc. .......................................................       1,300            33
  Scholastic Corporation (7a) ............................................         600            37
  Topps Company, Inc. (The) (7a) .........................................       4,000            46
    Radio & Television Broadcasting (2.21 %)
  Cox Radio, Inc. - Class A (7a) .........................................       3,000            84
  Emmis Communications
    Corporation - Class A (7a) ...........................................       2,900           120
  Entercom Communications
    Corp. (7a) ...........................................................       1,500            73
  Hispanic Broadcasting Corp. (7a) .......................................         300            10

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report / 111

Schedule of Investments
WRL T. Rowe Price Small Cap (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Radio & Television Broadcasting (continued)
  Pegasus Communications
    Corporation (7a) .....................................................       1,400    $       69
  Price Communications
    Corporation (7a) .....................................................       3,100            73
  Radio One, Inc. - Class A (7a) .........................................         600            18
  Radio One, Inc. - Class D (7a) (7b).....................................       1,000            22
  Regent Communications, Inc. (7a)........................................       2,300            20
  USA Networks, Inc. (7a) ................................................       1,456            31
    Radio, Television, & Computer Stores (0.18 %)
  Tweeter Home Entertainment
    Group, Inc. (7a) .....................................................       1,400            43
    Real Estate (0.52 %)
  Catellus Development
    Corporation (7a) .....................................................       2,800            42
  Pinnacle Holdings Inc. (7a) ............................................       1,500            81
    Research & Testing Services (2.00 %)
  ACNielsen Corporation (7a) .............................................       1,300            29
  Aurora Biosciences
    Corporation (7a) .....................................................       1,400            95
  Catalytica, Inc. (7a) ..................................................       3,150            35
  Collateral Therapeutics.
    Inc. (7a) (7b) .......................................................       1,100            28
  Cree, Inc. (7a) ........................................................         800           107
  Incyte Genomics, Inc. (7a) .............................................         500            41
  Meta Group, Inc. (7a) ..................................................       2,250            43
  Profit Recovery Group
    International, Inc. (7a) (7b) ........................................       1,400            23
  Trimeris, Inc. (7a) ....................................................       1,000            70
    Restaurants (0.72 %)
  Applebee's International, Inc. .........................................         200             6
  BUCA, Inc. (7a) ........................................................         600             9
  CEC Entertainment Inc. (7a) ............................................       1,000            26
  P.F. Chang's China Bistro, Inc. (7a)....................................         800            26
  Papa John's
    International, Inc. (7a) .............................................       1,800            44
  Rare Hospitality
    International, Inc. (7a) .............................................         600            17
  Sonic Corp. (7a) .......................................................       1,400            41
    Retail Trade (0.88 %)
  CDW Computer Centers, Inc. (7a).........................................         200            13
  Global Imaging Systems, Inc. (7a) ......................................         600             6
  Insight Enterprises, Inc. (7a) .........................................       1,000            59
  Whitehall Jewelers, Inc. (7a) ..........................................       4,200            78
  Zale Corporation (7a) ..................................................       1,400            51
    Rubber & Misc. Plastic Products (0.63 %)
  Carlisle Companies Incorporated ........................................       1,100            50
  Spartech Corporation ...................................................       2,300            62


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Rubber & Misc. Plastic Products (continued)
  VANS, INC. (7a) ........................................................       2,500    $       37
    Savings Institutions (0.34 %)
  Bank United Corp. - Class A ............................................       2,300            81
    Security & Commodity Brokers (2.13 %)
  Affiliated Managers
    Group, Inc. (7a) .....................................................       2,200           100
  AmeriCredit Corp. (7a) .................................................       2,500            43
  Investment Technology
    Group, Inc. (7a) .....................................................       2,400            95
  Investors Financial Services Corp.......................................       1,500            60
  Legg Mason, Inc. .......................................................       1,700            85
  Waddell & Reed Financial, Inc. -
    Class A (7b) .........................................................       3,650           120
    Social Services (0.16 %)
  Bright Horizons Family
    Solutions, Inc. (7a) .................................................       1,800            38
    Telecommunications (2.43 %)
  AT&T Canada Inc. (7a) ..................................................       1,200            40
  ICG Communications, Inc. (7a) ..........................................       2,600            57
  Intermedia Communications
    Inc. (7a) ............................................................       2,400            71
  ITC Deltacom, Inc. (7a) ................................................       3,700            83
  MGC Communications, Inc. (7a) ..........................................       1,300            78
  Millicom International
    Cellular SA (7a) .....................................................       1,000            35
  Primus Telecommunications
    Group, Inc. (7a) .....................................................       1,700            42
  Rhythms NetConnections, Inc. (7a).......................................       2,000            25
  Time Warner Telecom Inc. -
    Class A (7a) .........................................................       1,600           103
  Western Wireless Corporation -
    Class A (7a) .........................................................         700            38
    Textile Mill Products (0.16 %)
  Mohawk Industries, Inc. (7a) ...........................................       1,750            38
    Transportation & Public Utilities (0.75 %)
  C.H. Robinson Worldwide, Inc. ..........................................       1,800            89
  EGL, Inc. (7a) .........................................................       2,900            89
    Trucking & Warehousing (0.96 %)
  Forward Air Corporation (7a) ...........................................       3,000           120
  Swift Transportation Co., Inc. (7a).....................................       3,900            55
  USFreightways Corporation ..............................................       2,100            52
    Variety Stores (0.42 %)
  Cost Plus, Inc. (7a) ...................................................       1,050            30
  Dollar Tree Stores, Inc. (7a) ..........................................       1,350            53
  Family Dollar Stores, Inc. .............................................         800            16

See accompanying notes which are an integral part of the financial statements.

112 / WRL Series Fund, Inc.

Schedule of Investments
WRL T. Rowe Price Small Cap (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Wholesale Trade Durable Goods (1.12 %)
  Netegrity, Inc. (7a) ...................................................         600    $       45
  Patterson Dental Company (7a) ..........................................       1,550            79
  SCP Pool Corporation (7a) ..............................................       3,000            71
  Tech Data Corporation (7a) .............................................         700            30
  Watsco, Inc. ...........................................................       3,200            40
                                                                                          ----------
  Total Common Stocks
  (cost: $ 20,663)....................................................................        22,776
                                                                                          ----------




                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (0.25 %)
  U.S. Treasury Bill (7i)
    6.01 %, due 12/07/2000 ...............................................   $      60    $       58
                                                                                          ----------
  Total Short-Term U.S. Government
    Obligations
  (cost: $ 58)........................................................................            58
                                                                                          ----------


                                                                             Principal      Market
                                                                              Amount        Value
                                                                             ---------    ----------
COMMERCIAL PAPER (2.54 %)
  Golden Funding
    Corporation - 144A (7c)
    6.54 %, due 07/06/2000 ...............................................   $     250    $      250
  Alpine Securitization
    Corporation - 144A (7c)
    6.58 %, due 07/07/2000 ...............................................         350           350
                                                                                          ----------
  Total Commercial Paper
  (cost: $ 600).......................................................................           600
                                                                                          ----------
  Total Investment Securities
  (cost: $ 21,321)....................................................................    $   23,434
                                                                                          ==========


SUMMARY
  Investments, at market value ...........................................       99.39%   $   23,434
  Other assets in
    excess of liabilities ................................................        0.61%          144
                                                                             ---------    ----------
  Net assets .............................................................      100.00%   $   23,578
                                                                             =========    ==========

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report / 113

Schedule of Investments
WRL Salomon All Cap
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
CORPORATE DEBT SECURITIES (1.24 %)(7f)
    Industrial Machinery & Equipment (1.18%)
  Harnischfeger Industries, Inc. (7h)
    8.90 %, due 03/01/2022 ...............................................   $     275    $      105
  Harnischfeger Industries, Inc. (7h)
    8.70 %, due 06/15/2022 ...............................................         125            48
  Harnischfeger Industries, Inc. (7h)
    7.25 %, due 12/15/2025 ...............................................         375           142
  Harnischfeger Industries, Inc. (7h)
    6.88 %, due 02/15/2027 ...............................................          40            15
    Mortgage Bankers and Brokers (0.06 %)
  ContiFinancial Corporation (7h)
    8.38 %, due 08/15/2003 ...............................................          50             6
  ContiFinancial Corporation (7h)
    8.13 %, due 04/01/2008 ...............................................          80            10
                                                                                          ----------
  Total Corporate Debt Securities
  (cost: $ 431).......................................................................           326
                                                                                          ----------
CONVERTIBLE BONDS (2.15 %)
    Electronic & Other Electric Equipment
    (1.35 %)
  Sunbeam Corporation
    Zero Coupon, due 03/25/2018 ..........................................       1,750           275
  Sunbeam Corporation - 144A (7c)
    Zero Coupon, due 03/25/2018 ..........................................         500            79
    Industrial Machinery & Equipment (0.80%)
  Friede Goldman Halter, Inc.
    4.50 %, due 09/15/2004 ...............................................         349           210
                                                                                          ----------
  Total Convertible Bonds
  (cost: $ 597).......................................................................           564
                                                                                          ----------




                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
PREFERRED STOCKS (1.47 %)
    Printing & Publishing (1.47 %)
  News Corporation
    Limited (The) - ADR ..................................................       8,100    $      385
                                                                                          ----------
  Total Preferred Stocks
   (cost: $ 336)......................................................................           385
                                                                                          ----------
COMMON STOCKS (90.92 %)
    Agriculture (1.55 %)
  Michael Foods, Inc. ....................................................      16,600           407
    Amusement & Recreation Services (0.84 %)
  Sun International Hotels
    Limited (7a) .........................................................      11,000           220


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Apparel & Accessory Stores (1.03 %)
  Abercrombie & Fitch Co. -
    Class A (7a) .........................................................      22,100    $      269
    Beverages (4.32 %)
  Pepsi Bottling Group, Inc. (The) .......................................      24,400           712
  PepsiCo, Inc. ..........................................................       9,500           422
    Business Services (1.04 %)
  Caminus Corporation (7a) ...............................................       6,900           169
  Organic, Inc. (7a) .....................................................      10,600           103
    Chemicals & Allied Products (3.14 %)
  Geon Company (The) .....................................................      16,100           298
  Olin Corporation .......................................................       2,800            46
  OM Group, Inc. .........................................................      10,900           480
    Commercial Banks (6.34 %)
  Bank of New York
    Company, Inc. (The) ..................................................      10,900           507
  Banknorth Group, Inc. ..................................................      13,700           210
  Comerica Incorporated ..................................................       5,600           251
  FleetBoston Financial Corp. ............................................       9,600           326
  Mercantile Bankshares Corporation ......................................      12,400           370
    Communication (1.37 %)
  NTL Incorporated (7a) (7b) .............................................       1,700           102
  UnitedGlobalCom, Inc. -
    Class A (7a) .........................................................       5,500           257
    Communications Equipment (2.72 %)
  Comverse Technology, Inc. (7a) .........................................       3,200           298
  Digital Microwave
    Corporation (7a) .....................................................      10,900           416
    Computer & Data Processing Services (0.80 %)
  Genuity Inc. (7a) ......................................................      13,200           121
  Paradigm Geophysical Ltd. (7a) .........................................      14,700            88
    Computer & Office Equipment (5.75 %)
  3Com Corporation (7a) ..................................................      12,300           709
  Compaq Computer Corporation ............................................      10,900           279
  International Business
    Machines Corp. .......................................................       2,400           263
  Seagate Technology, Inc. (7a) ..........................................       4,700           259
    Department Stores (3.47 %)
  Federated Department
    Stores, Inc. (7a) ....................................................      27,000           910


See accompanying notes which are an integral part of the financial statements.

114 / WRL Series Fund, Inc.

Schedule of Investments
WRL Salomon All Cap (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Electronic Components & Accessories (3.11 %)
  Advanced Micro Devices, Inc. (7a) ......................................       5,300    $      409
  Cypress Semiconductor
    Corporation (7a) .....................................................       9,100           384
  Marvell Technology
    Group Ltd. (7a) ......................................................         400            23
    Fabricated Metal Products (1.43 %)
  Gillette Company (The) .................................................      10,700           374
    Food & Kindred Products (9.20 %)
  Hormel Foods Corporation ...............................................      48,600           817
  Nabisco Group Holdings Corp. ...........................................      40,200         1,042
  Philip Morris Companies Inc. ...........................................      11,000           292
  Sanfilippo (John B.) & Son, Inc. (7a) ..................................      16,300            48
  Tyson Foods, Inc. - Class A ............................................      24,600           215
    Food Stores (6.40 %)
  Delhaize America, Inc. .................................................      21,600           332
  Hannaford Bros. Co. ....................................................       3,500           252
  Safeway Inc. (7a) ......................................................      24,300         1,096
    Health Services (0.55 %)
  Health Management Associates,
    Inc. - Class A (7a) ..................................................      11,000           144
    Industrial Machinery & Equipment (3.08 %)
  ASM International NV (7a) ..............................................       9,700           257
  Harnischfeger Industries, Inc. (7a) ....................................      54,700            19
  Ingersoll-Rand Company .................................................       7,100           286
  SpeedFam-IPEC, Inc. (7a) ...............................................      13,600           247
    Life Insurance (0.80 %)
  Protective Life Corporation ............................................       7,900           210
    Medical Instruments & Supplies (0.54 %)
  Nycomed Amersham
    PLC - ADR (7b) .......................................................       2,900           142
    Metal Cans & Shipping Containers (0.79 %)
  Crown Cork & Seal Company, Inc. ........................................      13,800           207
    Oil & Gas Extraction (3.25 %)
  3TEC Energy Corporation (7a) ...........................................      21,000           210
  Devon Energy Corporation (7b) ..........................................       8,200           461
  R&B Falcon Corporation (7a) ............................................       7,700           181
    Paper & Allied Products (1.09 %)
  International Paper Company ............................................       9,600           286


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Petroleum Refining (4.25 %)
  Conoco Inc. - Class B ..................................................      11,200    $      275
  Suncor Energy Inc. .....................................................      13,600           317
  Tesoro Petroleum
    Corporation (7a) .....................................................      51,800           524
    Pharmaceuticals (5.06 %)
  Merck & Co., Inc. ......................................................       8,400           644
  Novartis AG - ADR ......................................................      10,000           400
  Schering-Plough Corporation ............................................       5,600           283
    Primary Metal Industries (1.14 %)
  AK Steel Holding Corporation ...........................................      22,100           177
  LTV Corporation, (The) .................................................      42,000           121
    Printing & Publishing (1.28 %)
  Primedia, Inc. (7a) ....................................................      14,800           337
    Radio & Television Broadcasting (2.04 %)
  Hearst-Argyle Television, Inc. (7a) ....................................       9,800           191
  Sinclair Broadcast Group, Inc. -
    Class A (7a) .........................................................      31,400           345
    Restaurants (1.30 %)
  Wendy's International, Inc. ............................................      19,200           342
    Telecommunications (9.84 %)
  AT&T Corp. - Liberty Media
    Group - Class A (7a) .................................................       8,200           199
  Bell Atlantic Corporation ..............................................       6,900           351
  Dobson Communications
    Corporation - Class A (7a) ...........................................      13,900           268
  GTE Corporation ........................................................       6,800           423
  ICG Communications,
    Inc. (7a) (7b) .......................................................      13,400           296
  Rogers Cantel Mobile
    Communications Inc. -
    Class B (7a) .........................................................      10,900           367
  SBC Communications Inc. ................................................       6,800           294
  WorldCom, Inc. (7a) ....................................................       8,400           385
    Variety Stores (3.07 %)
  Costco Wholesale
    Corporation (7a) (7b) ................................................      24,400           805
    Wholesale Trade Durable Goods (0.33 %)
  Latitude Communications,
    Inc. (7a) ............................................................       7,700            86
                                                                                          ----------
  Total Common Stocks
  (cost: $ 22,882)....................................................................        23,856
                                                                                          ----------


See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report / 115

Schedule of Investments
WRL Salomon All Cap (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                             Contracts      Value
                                                                             ---------    ----------
OPTIONS (0.18 %)
    DoubleClick Inc.
    Puts Strike $ 35,
    Expires 07/22/2000 ...................................................          66    $       15
  Inter@ctive Week Internet Index
    Puts Strike $ 400,
    Expires 08/19/2000 ...................................................           6             5
  Inter@ctive Week Internet Index
    Puts Strike $ 450,
    Expires 07/22/2000 ...................................................          15            11
  Inter@ctive Week Internet Index
    Puts Strike $ 480,
    Expires 07/22/2000 ...................................................           3             5
  S&P Index
    Puts Strike $ 1,400,
    Expires 07/22/2000 ...................................................           6             4
  S&P Index
    Puts Strike $ 1,425,
    Expires 07/22/2000 ...................................................           6             7
                                                                                          ----------
  Total Options
  (cost: $ 75)........................................................................            47
                                                                                          ----------


                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
SHORT-TERM OBLIGATIONS (5.21 %)
  Investors Bank & Trust
    Company (7e)
    6.03 %, Repurchase Agreement
    dated 06/30/2000 to be
    repurchased at $ 1,369 on
    07/03/2000. ..........................................................   $   1,368    $    1,368
                                                                                          ----------
  Total Short-Term Obligations
  (cost: $ 1,368).....................................................................         1,368
                                                                                          ----------
  Total Investment Securities
  (cost: $ 25,689)....................................................................    $   26,546
                                                                                          ==========

SUMMARY
  Investments, at market value ...........................................      101.17%   $   26,546
  Liabilities in
    excess of other assets ...............................................      (1.17)%         (307)
                                                                             ---------    ----------
  Net assets .............................................................      100.00%   $   26,239
                                                                             =========    ==========

See accompanying notes which are an integral part of the financial statements.

116 / WRL Series Fund, Inc.

Schedule of Investments
WRL Pilgrim Baxter Mid Cap Growth
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (95.94 %)
    Amusement & Recreation Services (0.66 %)
  Premier Parks Inc. (7a) (7b) ...........................................      57,900    $    1,317
    Business Services (6.87 %)
  Getty Images, Inc. (7a) ................................................      62,400         2,313
  Lamar Advertising Company (7a) .........................................      19,500           845
  Niku Corporation (7a) ..................................................      86,300         2,913
  Redback Networks Inc. (7a) (7b) ........................................      42,600         7,583
    Chemicals & Allied Products (0.82 %)
  ATMI, Inc. (7a) ........................................................      34,900         1,623
    Commercial Banks (0.56 %)
  Bank One Corporation ...................................................      42,100         1,118
    Communications Equipment (8.11 %)
  Advanced Fibre
    Communications, Inc. (7a) ............................................      29,900         1,355
  AudioCodes Ltd. (7a) ...................................................      12,100         1,452
  C-COR.net Corp. (7a) ...................................................      17,200           464
  Ciena Corporation (7a) .................................................      12,200         2,034
  Ditech Communications
    Corporation (7a) .....................................................      25,800         2,440
  Natural MicroSystems
    Corporation (7a) .....................................................      10,400         1,169
  Netro Corporation (7a) (7b) ............................................      30,800         1,767
  Polycom, Inc. (7a) .....................................................      18,600         1,750
  Sycamore Networks,
    Inc. (7a) (7b) .......................................................      22,200         2,450
  Tekelec (7a) (7b) ......................................................      25,400         1,224
    Computer & Data Processing Services (28.73 %)
  Ariba, Inc. (7a) (7b) ..................................................      32,600         3,196
  Art Technology Group, Inc. (7a) ........................................      57,900         5,844
  BEA Systems, Inc. (7a) (7b) ............................................      42,600         2,106
  Brocade Communications
    Systems, Inc. (7a) ...................................................      23,100         4,238
  Check Point Software
    Technologies, Ltd. (7a) (7b) .........................................      10,000         2,118
  chinadotcom corporation -
    Class A (7a) (7b) ....................................................      32,600           666
  Clarent Corporation (7a) ...............................................      28,500         2,038
  Commerce One, Inc. (7a) (7b) ...........................................      33,000         1,498
  Convergys Corporation (7a) .............................................      42,100         2,184
  InfoSpace, Inc. (7a) (7b) ..............................................      79,700         4,403
  Mercury Interactive
    Corporation (7a) .....................................................      18,100         1,751
  Micromuse Inc. (7a) ....................................................      16,300         2,697
  Quest Software, Inc. (7a) ..............................................      25,400         1,407
  Rare Medium Group, Inc. (7a) ...........................................      43,100           682
  SmartForce - ADR (7a) ..................................................      44,400         2,131
  Sonus Networks, Inc. (7a) (7b) .........................................      15,100         2,384
  Verisign, Inc. (7a) (7b) ...............................................      44,407         7,838


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Computer & Data Processing Services (continued)
  Veritas Software
    Corporation (7a) (7b) ................................................      14,275    $    1,613
  Vignette Corporation (7a) ..............................................      67,100         3,490
  Vitria Technology, Inc. (7a) ...........................................      77,900         4,762
    Computer & Office Equipment (5.98 %)
  Emulex Corporation (7a) ................................................      14,000           920
  Extreme Networks, Inc. (7a) ............................................      47,500         5,011
  Foundry Networks, Inc. (7a) (7b) .......................................      12,700         1,403
  Juniper Networks, Inc. (7a) ............................................      21,700         3,159
  SanDisk Corporation (7a) ...............................................      22,600         1,383
    Electronic Components & Accessories (15.76 %)
  Celestica, Inc. (U.S.) (7a) ............................................      23,500         1,152
  Cypress Semiconductor
    Corporation (7a) .....................................................      49,300         2,083
  Finisar Corporation (7a) (7b) ..........................................      39,600         1,037
  GlobeSpan
    Semiconductor Inc. (7a) ..............................................      44,600         5,445
  JDS Uniphase Corporation (7a) ..........................................      29,900         3,584
  Kemet Corporation (7a) .................................................      57,000         1,429
  Microchip Technology
    Incorporated (7a) ....................................................      23,100         1,346
  MRV Communications,
    Inc. (7a) (7b) .......................................................      88,700         5,965
  QLogic Corporation (7a) ................................................      14,500           958
  SDL, Inc. (7a) .........................................................       6,800         1,939
  Triquint Semiconductor, Inc. (7a) ......................................      36,200         3,464
  Xilinx Inc. (7a) .......................................................      34,900         2,881
    Industrial Machinery & Equipment (4.08 %)
  Baker Hughes, Inc. .....................................................      22,200           710
  Cooper Cameron Corporation (7a) ........................................      54,800         3,617
  Mettler-Toledo
    International Inc. (7a) ..............................................      94,600         3,784
    Instruments & Related Products (5.28 %)
  Credence Systems
    Corporation (7a) .....................................................      48,000         2,649
  Cytyc Corporation (7a) .................................................      43,000         2,295
  Newport Corporation ....................................................      51,600         5,541
    Oil & Gas Extraction (6.60 %)
  BJ Services Company (7a) ...............................................      31,200         1,950
  Diamond Offshore
    Drilling, Inc. (7b) ..................................................      57,000         2,002
  ENSCO International
    Incorporated .........................................................      97,800         3,502
  EOG Resources, Inc. ....................................................      58,900         1,973
  Global Marine Inc. (7a) ................................................      62,900         1,773
  Santa Fe International
    Corporation ..........................................................      54,800         1,915

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report / 117

Schedule of Investments
WRL Pilgrim Baxter Mid Cap Growth (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Pharmaceuticals (6.19 %)
  Allscripts, Inc. (7a) ..................................................      53,400    $    1,228
  Medicis Pharmaceutical
    Corporation - Class A (7a) ...........................................      45,300         2,582
  Medimmune, Inc. (7a) ...................................................      51,600         3,818
  Teva Pharmaceutical
    Industries Ltd. - ADR ................................................      84,200         4,668
    Radio & Television Broadcasting (0.68 %)
  Univision Communications Inc. -
    Class A (7a) .........................................................      13,100         1,356
    Research & Testing Services (2.53 %)
  Celgene Corporation (7a) (7b) ..........................................      70,200         4,133
  Incyte Genomics, Inc. (7a) .............................................      10,900           896
    Retail Trade (1.96 %)
  Tiffany & Co. ..........................................................      22,200         1,499
  Zale Corporation (7a) ..................................................      65,600         2,394
    Telecommunications (1.13 %)
  Turnstone Systems, Inc. (7a) (7b) ......................................      13,600         2,253
                                                                                          ----------
  Total Common Stocks
  (cost: $ 172,033)...................................................................       190,560
                                                                                          ----------


                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
SHORT-TERM OBLIGATIONS (11.19 %)
  Investors Bank & Trust
    Company (7e)
    6.03 %, Repurchase Agreement
    dated 06/30/2000 to be
    repurchased at $ 22,247 on
    07/03/2000. ..........................................................   $  22,236    $   22,236
                                                                                          ----------
  Total Short-Term Obligations
  (cost: $ 22,236)....................................................................        22,236
                                                                                          ----------
  Total Investment Securities
  (cost: $ 194,269)...................................................................     $ 212,796
                                                                                          ==========


SUMMARY
  Investments, at market value ...........................................      107.13%   $  212,796
  Liabilities in
    excess of other assets ...............................................      (7.13)%      (14,168)
                                                                             ---------    ----------
  Net assets .............................................................      100.00%   $  198,628
                                                                             =========    ==========

See accompanying notes which are an integral part of the financial statements.

118 / WRL Series Fund, Inc.

Schedule of Investments
WRL Dreyfus Mid Cap
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (94.32 %)
    Air Transportation (0.35 %)
  UAL Corporation ........................................................         400    $       23
    Amusement & Recreation Services (1.21 %)
  MGM Grand, Inc. ........................................................       1,600            51
  Westwood One, Inc. (7a) ................................................         850            29
    Apparel & Accessory Stores (1.19 %)
  Ross Stores, Inc. ......................................................       2,650            45
  TJX Companies, Inc. (The) ..............................................       1,800            34
    Apparel Products (0.35 %)
  Liz Claiborne, Inc. ....................................................         650            23
    Auto Repair, Services & Parking (0.41 %)
  Hertz Corporation (The) - Class A ......................................         950            27
    Automotive (0.14 %)
  Navistar International
    Corporation (7a) .....................................................         300             9
    Beverages (0.35 %)
  Pepsi Bottling Group, Inc. (The) .......................................         800            23
    Business Services (3.65 %)
  NOVA Corporation (7a) ..................................................         900            25
  Robert Half International Inc. (7a) ....................................       1,900            54
  TMP Worldwide Inc. (7a) ................................................         500            37
  True North Communications, Inc. ........................................         700            31
  Viad Corp. .............................................................       1,900            52
  Young & Rubicam Inc. ...................................................         750            43
    Chemicals & Allied Products (1.70 %)
  Cytec Industries Inc. (7a) .............................................       1,000            25
  Dial Corporation (The) .................................................       1,250            13
  Eastman Chemical Company ...............................................         600            29
  Sherwin-Williams Company (The) .........................................       2,150            46
    Commercial Banks (3.96 %)
  Associated Banc-Corp ...................................................         715            16
  City National Corporation ..............................................       1,450            50
  Cullen/Frost Bankers, Inc. .............................................       1,350            36
  Mercantile Bankshares Corporation ......................................       1,450            43
  North Fork Bancorporation, Inc. ........................................       2,300            35
  Pacific Century Financial
    Corporation ..........................................................       1,900            28
  Union Planters Corporation .............................................       1,350            38
  UnionBanCal Corporation ................................................         900            17
    Communications Equipment (2.82 %)
  Ciena Corporation (7a) .................................................         450            74
  Digital Lightwave, Inc. (7a) ...........................................         300            30


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Communications Equipment (continued)
  Powerwave Technologies, Inc. (7a) ......................................       1,050    $       46
  Sawtek Inc. (7a) .......................................................         650            37
    Computer & Data Processing Services (8.04 %)
  BEA Systems, Inc. (7a) .................................................         400            20
  Convergys Corporation (7a) .............................................         850            44
  Intuit Inc. (7a) .......................................................       2,100            86
  iXL Enterprises, Inc. (7a) .............................................         400             6
  Portal Software, Inc. (7a) .............................................         800            51
  Proxicom, Inc. (7a) ....................................................         800            38
  Rational Software Corporation (7a) .....................................         650            60
  Scient Corporation (7a) ................................................         400            18
  SunGard Data Systems Inc. (7a) .........................................       1,750            54
  Sybase, Inc. (7a) ......................................................       1,900            44
  Symantec Corporation (7a) ..............................................       1,050            57
  Synopsys, Inc. (7a) ....................................................       1,000            35
  Vignette Corporation (7a) ..............................................         400            21
    Computer & Office Equipment (0.36 %)
  SanDisk Corporation (7a) ...............................................         400            24
    Construction (1.27 %)
  Centex Corporation .....................................................         650            15
  Quanta Services, Inc. (7a) .............................................       1,250            69
    Educational Services (0.57 %)
  DeVRY Inc. (7a) ........................................................       1,450            38
    Electric Services (5.40 %)
  Allegheny Energy, Inc. .................................................       2,200            60
  Constellation Energy Group, Inc. .......................................       1,650            54
  DTE Energy Company .....................................................       1,300            40
  Energy East Corporation ................................................       1,800            34
  GPU, Inc. ..............................................................       1,100            30
  NSTAR ..................................................................       1,400            57
  OGE Energy Corp. .......................................................       1,700            31
  Pinnacle West Capital Corporation ......................................         850            29
  TECO Energy, Inc. ......................................................       1,200            24
    Electric, Gas & Sanitary Services (0.35 %)
  Northern States Power Company ..........................................       1,150            23
    Electrical Goods (0.54 %)
  Avnet, Inc. ............................................................         600            36
    Electronic & Other Electric Equipment (0.50 %)
  American Power Conversion
    Corporation (7a) .....................................................         800            33
    Electronic Components & Accessories (9.89 %)
  Atmel Corporation (7a) .................................................       1,100            41

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report / 119

Schedule of Investments
WRL Dreyfus Mid Cap (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Electronic Components & Accessories (continued)
  Cypress Semiconductor
    Corporation (7a) .....................................................       1,100    $       46
  Jabil Circuit, Inc. (7a) ...............................................       1,300            65
  Lattice Semiconductor
    Corporation (7a) .....................................................         400            28
  Microchip Technology
    Incorporated (7a) ....................................................       1,100            64
  NVIDIA Corporation (7a) ................................................       1,000            64
  Power-One, Inc. (7a) ...................................................         300            34
  Sanmina Corporation (7a) ...............................................         850            72
  SDL, Inc. (7a) .........................................................         200            57
  Semtech Corporation (7a) ...............................................         500            38
  Transwitch Corporation (7a) ............................................         300            23
  Varian Semiconductor Equipment
    Associates, Inc. (7a) ................................................         500            31
  Vishay Intertechnology, Inc. (7a) ......................................       1,500            57
  Vitesse Semiconductor
    Corporation (7a) .....................................................         500            37
    Fabricated Metal Products (0.29 %)
  Parker-Hannifin Corporation ............................................         550            19
    Food & Kindred Products (1.70 %)
  Hormel Foods Corporation ...............................................       1,650            28
  Lancaster Colony Corporation ...........................................         900            17
  McCormick & Company,
    Incorporated .........................................................         850            28
  Wrigley (Wm.) Jr. Company ..............................................         500            40
    Furniture & Fixtures (1.01 %)
  Johnson Controls, Inc. .................................................         550            28
  Leggett & Platt, Incorporated ..........................................       1,200            20
  Miller, (Herman) Inc ...................................................         750            19
    Gas Production & Distribution (2.41 %)
  Equitable Resources, Inc. ..............................................       1,050            51
  Keyspan Corporation ....................................................       1,350            42
  Peoples Energy Corporation .............................................       1,200            39
  Questar Corporation ....................................................       1,450            28
    Health Services (2.11 %)
  Lincare Holdings Inc. (7a) .............................................         850            21
  Quest Diagnostics, Inc. (7a) ...........................................         800            60
  Universal Health Services, Inc. -
    Class B (7a) .........................................................         900            59
    Hotels & Other Lodging Places (0.30 %)
  Park Place Entertainment
    Corporation (7a) .....................................................       1,650            20
    Industrial Machinery & Equipment (2.23 %)
  Briggs & Stratton Corporation ..........................................         550            19
  Brunswick Corporation ..................................................         900            15


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Industrial Machinery & Equipment (continued)
  Helix Technology Corporation ...........................................         650    $       25
  Kulicke and Soffa
    Industries, Inc. (7a) ................................................         500            30
  Novellus Systems, Inc. (7a) ............................................       1,050            59
    Instruments & Related Products (2.05 %)
  Bausch & Lomb Incorporated .............................................         300            23
  Credence Systems Corporation (7a) ......................................         500            28
  Cytyc Corporation (7a) .................................................         650            35
  Waters Corporation (7a) ................................................         400            50
    Insurance (2.00 %)
  PMI Group, Inc. (The) ..................................................       1,150            55
  Radian Group, Inc. .....................................................         900            47
  Trigon Healthcare, Inc. (7a) ...........................................         600            31
    Insurance Agents, Brokers & Service (0.63 %)
  Gallagher (Arthur J.) & Co. ............................................       1,000            42
    Life Insurance (0.47 %)
  Nationwide Financial Services, Inc. -
    Class A ..............................................................         950            31
    Lumber & Wood Products (0.83 %)
  Georgia-Pacific Group ..................................................       1,250            33
  Louisiana-Pacific Corporation ..........................................       2,000            22
    Management Services (0.17 %)
  marchFIRST, Inc. (7a) ..................................................         625            11
    Manufacturing Industries (0.48 %)
  Blyth, Inc. ............................................................       1,100            32
    Medical Instruments & Supplies (1.19 %)
  Biomet, Incorporated ...................................................       1,250            48
  Stryker Corporation ....................................................         700            31
    Misc. General Merchandise Stores (0.92 %)
  BJ's Wholesale Club, Inc. (7a) .........................................       1,850            61
    Motion Pictures (1.04 %)
  Fox Entertainment
    Group, Inc. - Class A (7a) ...........................................       1,400            43
  Macrovision Corporation (7a) ...........................................         400            26
    Oil & Gas Extraction (5.87 %)
  BJ Services Company (7a) ...............................................       1,200            74
  Dynegy Inc. - Class A ..................................................       1,200            81
  ENSCO International Incorporated .......................................       1,950            69
  Noble Affiliates, Inc. .................................................         800            30
  Noble Drilling Corporation (7a) ........................................       1,450            60
  Rowan Companies, Inc. (7a) .............................................       1,400            43

See accompanying notes which are an integral part of the financial statements.

120 / WRL Series Fund, Inc.

Schedule of Investments
WRL Dreyfus Mid Cap (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Oil & Gas Extraction (continued)
  Santa Fe International Corporation .....................................         950    $       33
    Personal Credit Institutions (0.83 %)
  Metris Companies Inc. ..................................................       2,175            55
    Petroleum Refining (2.62 %)
  Amerada Hess Corporation ...............................................         750            46
  Lyondell Chemical Company ..............................................       2,000            34
  Murphy Oil Corporation .................................................         800            48
  Ultramar Diamond Shamrock
    Corporation ..........................................................       1,850            46
    Pharmaceuticals (7.12 %)
  Allergan, Inc. .........................................................         900            67
  Andrx Corporation (7a) .................................................         600            38
  Chiron Corporation (7a) ................................................       1,600            75
  Forest Laboratories, Inc. (7a) .........................................         450            45
  IVAX Corporation (7a) ..................................................       3,500           144
  Medimmune, Inc. (7a) ...................................................         950            70
  Millennium
    Pharmaceuticals, Inc. (7a) ...........................................         300            34
    Primary Metal Industries (0.77 %)
  Engelhard Corporation ..................................................       1,450            25
  Phelps Dodge Corporation ...............................................         700            26
    Printing & Publishing (1.36 %)
  Belo (A.H.) Corporation - Class A ......................................       1,850            32
  Dow Jones & Company, Inc. ..............................................         450            33
  Knight-Ridder, Inc. ....................................................         400            21
  Pulitzer Inc. ..........................................................         100             4
    Radio & Television Broadcasting (1.11 %)
  Hispanic Broadcasting Corp. (7a) .......................................         800            27
  Univision Communications Inc. -
    Class A (7a) .........................................................         450            47
    Railroads (0.74 %)
  Kansas City Southern
    Industries, Inc. .....................................................         550            49
    Research & Testing Services (0.98 %)
  DST Systems, Inc. (7a) .................................................         850            65
    Restaurants (0.95 %)
  Brinker International, Inc. (7a) .......................................       1,250            37
  Darden Restaurants, Inc. ...............................................       1,600            26
    Retail Trade (0.63 %)
  Zale Corporation (7a) ..................................................       1,150            42


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Rubber & Misc. Plastic Products (0.47 %)
  Sealed Air Corporation (7a) ............................................         600    $       31
    Savings Institutions (1.13 %)
  Dime Bancorp, Inc. .....................................................       1,900            30
  Golden West Financial Corporation.......................................       1,100            45
    Security & Commodity Brokers (1.90 %)
  Edwards (A.G.), Inc. ...................................................       1,350            53
  Paine Webber Group, Inc. ...............................................         350            16
  Price (T. Rowe) Associates .............................................       1,350            57
    Telecommunications (1.79 %)
  Illuminet Holdings, Inc. (7a) ..........................................         550            28
  ITXC Corp. (7a) ........................................................         950            34
  Telephone and Data Systems, Inc. .......................................         350            35
  United States Cellular
    Corporation (7a) .....................................................         350            22
    Trucking & Warehousing (0.83 %)
  CNF Transportation Inc. ................................................         550            13
  United Parcel Service, Inc. -
    Class B ..............................................................         450            27
  USFreightways Corporation ..............................................         600            15
    Variety Stores (1.24 %)
  Dollar Tree Stores, Inc. (7a) ..........................................       2,100            82
    Wholesale Trade Durable Goods (0.80 %)
  Patterson Dental Company (7a) ..........................................         350            18
  Tech Data Corporation (7a) .............................................         800            35
    Wholesale Trade Nondurable Goods (0.30 %)
  SUPERVALU INC ..........................................................       1,050            20
                                                                                          ----------
  Total Common Stocks
  (cost: $ 6,110).....................................................................         6,260
                                                                                          ----------


                                                                             Principal      Market
                                                                               Amount        Value
                                                                             ---------    ----------
SHORT-TERM OBLIGATIONS (6.13 %)
  Investors Bank & Trust
    Company (7e)
    6.03 %, Repurchase Agreement
    dated 06/30/2000 to be
    repurchased at $ 408 on
    07/03/2000. ..........................................................   $     407    $      407
                                                                                          ----------
  Total Short-Term Obligations
  (cost: $ 407).......................................................................           407
                                                                                          ----------
  Total Investment Securities
  (cost: $ 6,517).....................................................................    $    6,667
                                                                                          ==========


See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report / 121

Schedule of Investments
WRL Dreyfus Mid Cap (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

SUMMARY
  Investments, at market value ...........................................      100.45%   $    6,667
  Liabilities in
    excess of other assets ...............................................      (0.45)%          (30)
                                                                             ---------    ----------
  Net assets .............................................................      100.00%   $    6,637
                                                                             =========    ==========

See accompanying notes which are an integral part of the financial statements.

122 / WRL Series Fund, Inc.

Schedule of Investments
WRL Value Line Aggressive Growth
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (90.80 %)
    Apparel & Accessory Stores (3.04 %)
  Gap, Inc. (The) ........................................................         800    $       25
  Intimate Brands, Inc. ..................................................       1,000            20
    Automotive (2.03 %)
  Harley-Davidson, Inc. ..................................................         800            30
    Business Services (1.49 %)
  Omnicom Group, Inc. ....................................................         250            22
    Commercial Banks (4.73 %)
  Citigroup Inc. .........................................................         400            24
  Fifth Third Bancorp ....................................................         400            25
  State Street Corporation ...............................................         200            21
    Communication (0.95 %)
  Viacom, Inc. - Class A (7a) ............................................         200            14
    Communications Equipment (5.68 %)
  ADC Telecommunications,
    Incorporated (7a) ....................................................         400            33
  QUALCOMM Incorporated (7a) .............................................         400            24
  Tellabs, Inc. (7a) .....................................................         400            27
    Computer & Data Processing Services (10.06 %)
  Adobe Systems Incorporated .............................................         150            20
  America Online, Inc. (7a) ..............................................         300            16
  Computer Associates
    International, Inc. ..................................................         400            20
  Electronic Arts Inc. (7a) ..............................................         300            22
  Fiserv, Inc. ...........................................................         500            22
  Microsoft Corporation (7a) .............................................         300            24
  Oracle Corporation (7a) ................................................         300            25
    Computer & Office Equipment (6.56 %)
  Cisco Systems, Inc. (7a) ...............................................         400            25
  Dell Computer Corporation (7a) .........................................         400            20
  EMC Corporation (7a) ...................................................         400            30
  International Business
    Machines Corp. .......................................................         200            22
    Department Stores (1.89 %)
  Kohl's Corporation (7a) ................................................         500            28
    Electric Services (1.83 %)
  AES Corporation (The) (7a) .............................................         600            27
    Electronic & Other Electric Equipment (1.83 %)
  General Electric Company ...............................................         500            27
    Electronic Components & Accessories (4.06 %)
  Altera Corporation (7a) ................................................         150            15
  Intel Corporation ......................................................         200            27


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Electronic Components & Accessories (continued)
  PMC-Sierra, Inc. (7a) ..................................................         100    $       18
    Food Stores (1.56 %)
  Safeway Inc. (7a) ......................................................         500            23
    Health Services (1.62 %)
  HCA - The Healthcare Company ...........................................         800            24
    Industrial Machinery & Equipment (2.84 %)
  Applied Materials, Inc. (7a) ...........................................         200            18
  Tyco International Ltd .................................................         500            24
    Instruments & Related Products (2.37 %)
  Honeywell International Inc. ...........................................         500            17
  KLA -Tencor Corporation (7a) ...........................................         300            18
    Insurance (1.62 %)
  American International
    Group, Inc. ..........................................................         200            24
    Lumber & Other Building Materials (1.35 %)
  Home Depot, Inc. (The) .................................................         400            20
    Management Services (1.42 %)
  Paychex, Inc. ..........................................................         500            21
    Medical Instruments & Supplies (3.04 %)
  Guidant Corporation (7a) ...............................................         500            25
  Medtronic, Inc. ........................................................         400            20
    Motion Pictures (1.28 %)
  Time Warner Inc. .......................................................         250            19
    Oil & Gas Extraction (1.22 %)
  Apache Corporation .....................................................         300            18
    Paper & Allied Products (1.01 %)
  International Paper Company ............................................         500            15
    Personal Credit Institutions (1.08 %)
  American Express Company ...............................................         300            16
    Pharmaceuticals (7.50 %)
  Amgen Inc. (7a) ........................................................         300            21
  Biogen, Inc. (7a) ......................................................         400            26
  Johnson & Johnson ......................................................         250            25
  Pfizer Incorporated ....................................................         500            24
  Schering-Plough Corporation ............................................         300            15
    Primary Metal Industries (2.37 %)
  Alcoa Inc. .............................................................         500            15
  Nucor Corporation ......................................................         600            20

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report / 123

Schedule of Investments
WRL Value Line Aggressive Growth (continued)
At June 30, 2000
All Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Radio & Television Broadcasting (1.56 %)
  Clear Channel
    Communications, Inc. (7a) ............................................         300    $       23
    Radio, Television, & Computer Stores (2.50 %)
  Best Buy Co., Inc. (7a) ................................................         600            37
    Retail Trade (1.35 %)
  Tiffany & Co. ..........................................................         300            20
    Security & Commodity Brokers (1.15 %)
  Schwab (Charles)
    Corporation (The) ....................................................         500            17
    Stone, Clay & Glass Products (1.83 %)
  Corning Incorporated ...................................................         100            27
    Telecommunications (4.87 %)
  Lucent Technologies Inc. ...............................................         400            24


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Telecommunications (continued)
  Telephone and Data Systems, Inc.                                                 200    $       20
  WorldCom, Inc. (7a) ....................................................         600            28
    Variety Stores (3.11 %)
  Costco Wholesale
    Corporation (7a) .....................................................         800            26
  Target Corporation .....................................................         350            20
                                                                                          ----------
  Total Common Stocks
  (cost: $ 1,317).....................................................................         1,343
                                                                                          ----------
  Total Investment Securities
  (cost: $ 1,317).....................................................................    $    1,343
                                                                                          ==========
SUMMARY
  Investments, at market value ...........................................       90.80%   $    1,343
  Other assets in
    excess of liabilities ................................................        9.20%          136
                                                                             ---------    ----------
  Net assets .............................................................      100.00%   $    1,479
                                                                             =========    ==========


See accompanying notes which are an integral part of the financial statements.

124 / WRL Series Fund, Inc.

Schedule of Investments
WRL Great Companies - America(SM)
At June 30, 2000 All
Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (90.11 %)
    Beverages (2.42 %)
  Coca-Cola Company (The) ................................................      10,950    $      629
    Business Services (3.37 %)
  Omnicom Group, Inc. ....................................................       9,860           878
    Chemicals & Allied Products (8.71 %)
  Colgate-Palmolive Company ..............................................      20,500         1,227
  Procter & Gamble
    Company (The) ........................................................      18,200         1,042
    Commercial Banks (4.18 %)
  Citigroup Inc. .........................................................      18,070         1,089
    Electronic & Other Electric Equipment (11.16 %)
  General Electric Company ...............................................      54,830         2,906
    Fabricated Metal Products (2.55 %)
  Gillette Company (The) .................................................      18,980           663
    Insurance (11.32 %)
  American International
    Group, Inc. ..........................................................      25,090         2,948
    Medical Instruments & Supplies (12.18 %)
  Medtronic, Inc. ........................................................      63,660         3,171


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Pharmaceuticals (29.69 %)
  Bristol-Myers Squibb Co. ...............................................      21,340    $    1,243
  Johnson & Johnson ......................................................      12,040         1,227
  Merck & Co., Inc. ......................................................      15,710         1,204
  Pfizer Incorporated ....................................................      65,090         3,124
  Schering-Plough Corporation ............................................      18,570           938
    Security & Commodity Brokers (4.53 %)
  Merrill Lynch & Co., Inc. ..............................................      10,250         1,179
                                                                                          ----------
  Total Common Stocks
  (cost: $ 22,773)....................................................................        23,468
                                                                                          ----------
  Total Investment Securities
  (cost: $ 22,773)....................................................................    $   23,468
                                                                                          ==========
SUMMARY
  Investments, at market value ...........................................       90.11%   $   23,468
  Other assets in
    excess of liabilities ................................................        9.89%        2,577
                                                                             ---------    ----------
  Net assets .............................................................      100.00%   $   26,045
                                                                             =========    ==========

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report / 125

Schedule of Investments
WRL Great Companies - Technology(SM)
At June 30, 2000 All
Amounts (except share amounts) in Thousands
(unaudited)

                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (93.27 %)
    Communications Equipment (8.30 %)
  Motorola, Inc. .........................................................      30,480    $      886
    Computer & Data Processing Services (10.92 %)
  Microsoft Corporation (7a) .............................................       2,980           238
  Oracle Corporation (7a) ................................................      11,030           927
    Computer & Office Equipment (42.09 %)
  Cisco Systems, Inc. (7a) ...............................................      14,770           939
  Dell Computer Corporation (7a) .........................................      19,160           945
  EMC Corporation (7a) ...................................................       6,940           534
  Hewlett-Packard Company ................................................       7,780           971
  International Business
    Machines Corp. .......................................................       5,110           560
  Sun Microsystems, Inc. (7a) ............................................       5,960           542
    Electronic Components & Accessories (8.37 %)
  Intel Corporation ......................................................       3,380           452
  Texas Instruments Incorporated .........................................       6,420           441
    Industrial Machinery & Equipment (4.89 %)
  Applied Materials, Inc. (7a) ...........................................       5,760           522


                                                                             Number of      Market
                                                                               Shares        Value
                                                                             ---------    ----------
COMMON STOCKS (continued)
    Instruments & Related Products (1.09 %)
  Agilent Technologies, Inc. (7a) ........................................       1,574    $      116
    Stone, Clay & Glass Products (4.66 %)
  Corning Incorporated ...................................................       1,840           497
    Telecommunications (12.95 %)
  AT&T Corp ..............................................................       8,090           256
  Lucent Technologies Inc. ...............................................       9,440           559
  WorldCom, Inc. (7a) ....................................................      12,360           567
                                                                                          ----------
  Total Common Stocks
  (cost: $ 9,602).....................................................................         9,952
                                                                                          ----------
  Total Investment Securities
  (cost: $ 9,602).....................................................................    $    9,952
                                                                                          ==========
SUMMARY
  Investments, at market value ...........................................       93.27%   $    9,952
  Other assets in
    excess of liabilities ................................................        6.73%          718
                                                                             ---------    ----------
  Net assets .............................................................      100.00%   $   10,670
                                                                             =========    ==========

See accompanying notes which are an integral part of the financial statements.

126 / WRL Series Fund, Inc.

Statements of Assets and Liabilities
At June 30, 2000
All Amounts (except per share amounts) in Thousands
(unaudited)

                                                                    WRL           WRL
                                                                J.P. Morgan      AEGON
                                                               Money Market      Bond
Assets:
 Investments in securities, at cost .........................   $  233,020    $ 136,846
                                                                ==========    =========
 Foreign cash, at cost ......................................   $        0    $       0
                                                                ==========    =========
 Investments in securities, at market value .................   $  233,020    $ 131,287
 Cash .......................................................           54           45
 Foreign cash ...............................................            0            0
 Cash collateral for securities on loan .....................            0        2,060
 Receivables:
  Securities sold ...........................................            0            0
  Interest ..................................................        2,375        1,714
  Dividends .................................................            0            0
  Dividend reclaims receivable ..............................            0            0
  Foreign currency contracts ................................            0            0
  Other .....................................................            0           51
                                                                ----------    ---------
   Total assets .............................................      235,449      135,157
                                                                ----------    ---------
Liabilities:
 Securities purchased .......................................            0            0
 Accounts payable and accrued liabilities:
  Investment advisory fees ..................................           87           49
  Due to custodian ..........................................            0            0
  Dividends to shareholders .................................        1,350            0
  Deposits for securities on loan ...........................            0        2,060
  Foreign currency contracts ................................            0            0
  Other fees ................................................            7           58
                                                                ----------    ---------
   Total liabilities ........................................        1,444        2,167
                                                                ----------    ---------
     Net assets .............................................   $  234,005    $ 132,990
                                                                ==========    =========
Net Assets Consists of:
 Capital stock shares authorized ............................      450,000       50,000
                                                                ==========    =========
 Capital stock ($ .01 par value).............................   $    2,340    $     121
 Additional paid-in capital .................................      231,665      140,707
 Accumulated undistributed (distributions in
  excess of) net investment income (loss) ...................            0        4,653
 Accumulated undistributed net realized gain (loss) on
  investment securities, option contracts, futures
  contracts and foreign currency transactions ...............            0       (6,932)
 Net unrealized appreciation (depreciation) on:
  Investment securities and option contracts ................            0       (5,559)
  Futures contracts .........................................            0            0
  Foreign currency transactions .............................            0            0
                                                                ----------    ---------
 Net assets applicable to outstanding shares of capital .....   $  234,005    $ 132,990
                                                                ==========    =========
 Shares outstanding .........................................      234,005       12,104
                                                                ==========    =========
 Net asset value and offering price per share ...............   $     1.00    $   10.99
                                                                ==========    =========


                                                                                                     WRL
                                                                     WRL              WRL            LKCM
                                                                    Janus            Janus        Strategic
                                                                   Growth           Global       Total Return
Assets:
 Investments in securities, at cost .........................   $  2,533,686     $  1,487,129    $  496,931
                                                                ============     ============    ==========
 Foreign cash, at cost ......................................   $          0     $      1,878    $        0
                                                                ============     ============    ==========
 Investments in securities, at market value .................   $  4,155,602     $  2,127,050    $  583,785
 Cash .......................................................            126              189            42
 Foreign cash ...............................................              0            1,940             0
 Cash collateral for securities on loan .....................        735,126          388,344        30,593
 Receivables:
  Securities sold ...........................................          7,850            6,827           405
  Interest ..................................................            134              110         2,864
  Dividends .................................................            313              849           320
  Dividend reclaims receivable ..............................              9              501             0
  Foreign currency contracts ................................              0           10,445             0
  Other .....................................................          5,131            2,816           255
                                                                ------------     ------------    ----------
   Total assets .............................................      4,904,291        2,539,071       618,264
                                                                ------------     ------------    ----------
Liabilities:
 Securities purchased .......................................         12,158            7,088         7,333
 Accounts payable and accrued liabilities:
  Investment advisory fees ..................................          2,663            1,405           381
  Due to custodian ..........................................              0                0             0
  Dividends to shareholders .................................              0                0             0
  Deposits for securities on loan ...........................        735,126          388,344        30,593
  Foreign currency contracts ................................              0            7,268             0
  Other fees ................................................          5,007            2,823           273
                                                                ------------     ------------    ----------
   Total liabilities ........................................        754,954          406,928        38,580
                                                                ------------     ------------    ----------
     Net assets .............................................   $  4,149,337     $  2,132,143    $  579,684
                                                                ============     ============    ==========
Net Assets Consists of:
 Capital stock shares authorized ............................        100,000          100,000        75,000
                                                                ============     ============    ==========
 Capital stock ($ .01 par value).............................   $        543     $        559    $      352
 Additional paid-in capital .................................      2,069,465        1,106,731       449,729
 Accumulated undistributed (distributions in
  excess of) net investment income (loss) ...................          2,302            2,815         7,699
 Accumulated undistributed net realized gain (loss) on
  investment securities, option contracts, futures
  contracts and foreign currency transactions ...............        455,111          378,893        35,050
 Net unrealized appreciation (depreciation) on:
  Investment securities and option contracts ................      1,621,916          639,921        86,854
  Futures contracts .........................................              0                0             0
  Foreign currency transactions .............................              0            3,224             0
                                                                ------------     ------------    ----------
 Net assets applicable to outstanding shares of capital .....   $  4,149,337     $  2,132,143    $  579,684
                                                                ============     ============    ==========
 Shares outstanding .........................................         54,264           55,936        35,188
                                                                ============     ============    ==========
 Net asset value and offering price per share ...............   $      76.47     $      38.12    $    16.47
                                                                ============     ============    ==========

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report / 127

Statements of Assets and Liabilities
At June 30, 2000
All Amounts (except per share amounts) in Thousands
(unaudited)

                                                                       WRL              WRL
                                                                      VKAM             Alger
                                                                    Emerging        Aggressive
                                                                     Growth           Growth
Assets:
 Investments in securities, at cost ...........................   $  1,485,357     $    832,858
                                                                  ============     ============
 Foreign cash, at cost ........................................   $          0     $          0
                                                                  ============     ============
 Investments in securities, at market value ...................   $  2,367,812     $  1,201,462
 Cash .........................................................            187               46
 Foreign cash .................................................              0                0
 Cash collateral for securities on loan .......................        351,193          181,861
 Receivables:
  Securities sold .............................................         36,122           11,922
  Interest ....................................................             64               42
  Dividends ...................................................            162              126
  Dividend reclaims receivable ................................              2                0
  Foreign currency contracts ..................................              0                0
  Other .......................................................          2,725            1,270
                                                                  ------------     ------------
   Total assets ...............................................      2,758,267        1,396,729
                                                                  ------------     ------------
Liabilities:
 Securities purchased .........................................         43,712           18,145
 Accounts payable and accrued liabilities:
  Investment advisory fees ....................................          1,521              783
  Due to custodian ............................................              0                0
  Dividends to shareholders ...................................              0                0
  Deposits for securities on loan .............................        351,193          181,861
  Foreign currency contracts ..................................              0                0
  Other fees ..................................................          2,756            1,300
                                                                  ------------     ------------
   Total liabilities ..........................................        399,182          202,089
                                                                  ------------     ------------
     Net assets ...............................................   $  2,359,085     $  1,194,640
                                                                  ============     ============
Net Assets Consists of:
 Capital stock shares authorized ..............................         75,000           75,000
                                                                  ============     ============
 Capital stock ($ .01 par value)...............................   $        461     $        387
 Additional paid-in capital ...................................      1,099,776          767,004
 Accumulated undistributed (distributions in
  excess of) net investment income (loss) .....................         14,480           13,210
 Accumulated undistributed net realized gain (loss) on
  investment securities, option contracts, futures
  contracts and foreign currency transactions .................        361,913           45,435
 Net unrealized appreciation (depreciation) on:
  Investment securities and option contracts ..................        882,455          368,604
  Futures contracts ...........................................              0                0
  Foreign currency transactions ...............................              0                0
                                                                  ------------     ------------
 Net assets applicable to outstanding shares of capital .......   $  2,359,085     $  1,194,640
                                                                  ============     ============
 Shares outstanding ...........................................         46,065           38,745
                                                                  ============     ============
 Net asset value and offering price per share .................   $      51.21     $      30.83
                                                                  ============     ============



                                                                                 WRL
                                                                     WRL      Federated       WRL
                                                                    AEGON      Growth &    Dean Asset
                                                                  Balanced      Income     Allocation
Assets:
 Investments in securities, at cost ...........................  $  87,257    $ 86,974     $ 204,616
                                                                 =========    ========     =========
 Foreign cash, at cost ........................................  $       0    $      0     $       0
                                                                 =========    ========     =========
 Investments in securities, at market value ...................  $ 102,121    $ 88,957     $ 195,087
 Cash .........................................................        439          74         2,318
 Foreign cash .................................................          0           0             0
 Cash collateral for securities on loan .......................      9,687       3,336        16,994
 Receivables:
  Securities sold .............................................          0           0         2,580
  Interest ....................................................        594          48           792
  Dividends ...................................................         78         355           330
  Dividend reclaims receivable ................................          0           0             0
  Foreign currency contracts ..................................          0           0             0
  Other .......................................................         61          15           117
                                                                 ---------    --------     ---------
   Total assets ...............................................    112,980      92,785       218,218
                                                                 ---------    --------     ---------
Liabilities:
 Securities purchased .........................................          0           0         4,381
 Accounts payable and accrued liabilities:
  Investment advisory fees ....................................         69          55           134
  Due to custodian ............................................          0           0             0
  Dividends to shareholders ...................................          0           0             0
  Deposits for securities on loan .............................      9,687       3,336        16,994
  Foreign currency contracts ..................................          0           0             0
  Other fees ..................................................         65          20         1,566
                                                                 ---------    --------     ---------
   Total liabilities ..........................................      9,821       3,411        23,075
                                                                 ---------    --------     ---------
     Net assets ...............................................  $ 103,159    $ 89,374     $ 195,143
                                                                 =========    ========     =========
Net Assets Consists of:
 Capital stock shares authorized ..............................     50,000      50,000        75,000
                                                                 =========    ========     =========
 Capital stock ($ .01 par value)...............................  $      82    $     77     $     159
 Additional paid-in capital ...................................     92,268      89,466       194,544
 Accumulated undistributed (distributions in
  excess of) net investment income (loss) .....................      1,620       3,524         5,880
 Accumulated undistributed net realized gain (loss) on
  investment securities, option contracts, futures
  contracts and foreign currency transactions .................     (5,675)     (5,676)        4,444
 Net unrealized appreciation (depreciation) on:
  Investment securities and option contracts ..................     14,864       1,983        (9,884)
  Futures contracts ...........................................          0           0             0
  Foreign currency transactions ...............................          0           0             0
                                                                 ---------    --------     ---------
 Net assets applicable to outstanding shares of capital .......  $ 103,159    $ 89,374     $ 195,143
                                                                 =========    ========     =========
 Shares outstanding ...........................................      8,185       7,669        15,886
                                                                 =========    ========     =========
 Net asset value and offering price per share .................  $   12.60    $  11.65     $   12.28
                                                                 =========    ========     =========

See accompanying notes which are an integral part of the financial statements.

128 / WRL Series Fund, Inc.

Statements of Assets and Liabilities
At June 30, 2000
All Amounts (except per share amounts) in Thousands
(unaudited)

                                                                     WRL           WRL
                                                                  C.A.S.E.         NWQ
                                                                   Growth     Value Equity
Assets:
 Investments in securities, at cost ...........................   $ 96,596     $ 128,042
                                                                  ========     =========
 Foreign cash, at cost ........................................   $      0     $       0
                                                                  ========     =========
 Investments in securities, at market value ...................   $ 92,354     $ 135,041
 Cash .........................................................      3,515            50
 Foreign cash .................................................          0             0
 Cash collateral for securities on loan .......................     24,539         5,889
 Receivables:
  Securities sold .............................................        583             0
  Interest ....................................................         13             3
  Dividends ...................................................         66           193
  Dividend reclaims receivable ................................          0             1
  Foreign currency contracts ..................................          0             0
  Other .......................................................        139            49
                                                                  --------     ---------
   Total assets ...............................................    121,209       141,226
                                                                  --------     ---------
Liabilities:
 Securities purchased .........................................          0             0
 Accounts payable and accrued liabilities:
  Investment advisory fees ....................................         59            91
  Due to custodian ............................................          0             0
  Dividends to shareholders ...................................          0             0
  Deposits for securities on loan .............................     24,539         5,889
  Foreign currency contracts ..................................          0             0
  Other fees ..................................................        149            42
                                                                  --------     ---------
   Total liabilities ..........................................     24,747         6,022
                                                                  --------     ---------
     Net assets ...............................................   $ 96,462     $ 135,204
                                                                  ========     =========
Net Assets Consists of:
 Capital stock shares authorized ..............................     50,000        50,000
                                                                  ========     =========
 Capital stock ($ .01 par value)...............................   $     62     $     104
 Additional paid-in capital ...................................     86,410       130,842
 Accumulated undistributed (distributions in
  excess of) net investment income (loss) .....................      6,033         1,224
 Accumulated undistributed net realized gain (loss) on
  investment securities, option contracts, futures
  contracts and foreign currency transactions .................      8,199        (3,965)
 Net unrealized appreciation (depreciation) on:
  Investment securities and option contracts ..................     (4,242)        6,999
  Futures contracts ...........................................          0             0
  Foreign currency transactions ...............................          0             0
                                                                  --------     ---------
 Net assets applicable to outstanding shares of capital .......   $ 96,462     $ 135,204
                                                                  ========     =========
 Shares outstanding ...........................................      6,205        10,401
                                                                  ========     =========
 Net asset value and offering price per share .................   $  15.55     $   13.00
                                                                  ========     =========


                                                                      WRL                          WRL
                                                                       GE            WRL          Third
                                                                 International        GE          Avenue
                                                                     Equity      U.S. Equity      Value
Assets:
 Investments in securities, at cost ...........................    $ 33,122      $  178,534     $  30,210
                                                                   ========      ==========     =========
 Foreign cash, at cost ........................................    $   345       $        0     $      24
                                                                   ========      ==========     =========
 Investments in securities, at market value ...................    $35,351       $  196,707     $  35,188
 Cash .........................................................        824            7,832        14,706
 Foreign cash .................................................        353                0            23
 Cash collateral for securities on loan .......................      4,284            6,866             0
 Receivables:
  Securities sold .............................................         57              261             0
  Interest ....................................................          7               22            67
  Dividends ...................................................         23              172            26
  Dividend reclaims receivable ................................         37                6             0
  Foreign currency contracts ..................................          0                0             0
  Other .......................................................         27               68             1
                                                                   --------      ----------     ---------
   Total assets ...............................................     40,963          211,934        50,011
                                                                   --------      ----------     ---------
Liabilities:
 Securities purchased .........................................        441              308             0
 Accounts payable and accrued liabilities:
  Investment advisory fees ....................................         29              134            32
  Due to custodian ............................................          0                0             0
  Dividends to shareholders ...................................          0                0             0
  Deposits for securities on loan .............................      4,284            6,866             0
  Foreign currency contracts ..................................          0                0             0
  Other fees ..................................................         22               71             5
                                                                   --------      ----------     ---------
   Total liabilities ..........................................      4,776            7,379            37
                                                                   --------      ----------     ---------
     Net assets ...............................................    $ 36,187      $  204,555     $  49,974
                                                                   ========      ==========     =========
Net Assets Consists of:
 Capital stock shares authorized ..............................     50,000           50,000        50,000
                                                                   ========      ==========     =========
 Capital stock ($ .01 par value)...............................    $    25       $      129     $      39
 Additional paid-in capital ...................................     27,267          178,835        43,538
 Accumulated undistributed (distributions in
  excess of) net investment income (loss) .....................        249            1,399           319
 Accumulated undistributed net realized gain (loss) on
  investment securities, option contracts, futures
  contracts and foreign currency transactions .................      6,418            6,007         1,100
 Net unrealized appreciation (depreciation) on:
  Investment securities and option contracts ..................      2,229           18,173         4,978
  Futures contracts ...........................................          0               12             0
  Foreign currency transactions ...............................         (1)               0             0
                                                                   ----------    ----------     ---------
 Net assets applicable to outstanding shares of capital .......    $36,187       $  204,555     $  49,974
                                                                   ========      ==========     =========
 Shares outstanding ...........................................      2,526           12,937         3,882
                                                                   ========      ==========     =========
 Net asset value and offering price per share .................    $ 14.33       $    15.81     $   12.87
                                                                   ========      ==========     =========

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report / 129

Statements of Assets and Liabilities
At June 30, 2000
All Amounts (except per share amounts) in Thousands
(unaudited)

                                                                    WRL
                                                                J.P. Morgan        WRL
                                                                Real Estate   Goldman Sachs
                                                                 Securities       Growth
Assets:
 Investments in securities, at cost ..........................    $ 5,656       $  13,801
                                                                  =======       =========
 Foreign cash, at cost .......................................    $     0       $       0
                                                                  =======       =========
 Investments in securities, at market value ..................    $ 5,827       $  14,839
 Cash ........................................................        552              50
 Foreign cash ................................................          0               0
 Cash collateral for securities on loan ......................          0               0
 Receivables:
  Securities sold ............................................        123              89
  Interest ...................................................          2               1
  Dividends ..................................................         40               9
  Dividend reclaims receivable ...............................          0               0
  Foreign currency contracts .................................          0               0
  Other ......................................................          0               0
                                                                  -------       ---------
   Total assets ..............................................      6,544          14,988
                                                                  -------       ---------
Liabilities:
 Securities purchased ........................................        430             579
 Accounts payable and accrued liabilities:
  Investment advisory fees ...................................          4              10
  Due to custodian ...........................................          0               0
  Dividends to shareholders ..................................          0               0
  Deposits for securities on loan ............................          0               0
  Foreign currency contracts .................................          0               0
  Other fees .................................................          1               1
                                                                  -------       ---------
   Total liabilities .........................................        435             590
                                                                  -------       ---------
     Net assets ..............................................    $ 6,109       $  14,398
                                                                  =======       =========
Net Assets Consists of:
 Capital stock shares authorized .............................     50,000          50,000
                                                                  =======       =========
 Capital stock ($ .01 par value)..............................    $     6       $      12
 Additional paid-in capital ..................................      5,991          12,953
 Accumulated undistributed (distributions in
  excess of) net investment income (loss) ....................        290             128
 Accumulated undistributed net realized gain (loss) on
  investment securities, option contracts, futures
  contracts and foreign currency transactions ................       (349)            267
 Net unrealized appreciation (depreciation) on:
  Investment securities and option contracts .................        171           1,038
  Futures contracts ..........................................          0               0
  Foreign currency transactions ..............................          0               0
                                                                  -------       ---------
 Net assets applicable to outstanding shares of capital ......    $ 6,109       $  14,398
                                                                  =======       =========
 Shares outstanding ..........................................        658           1,209
                                                                  =======       =========
 Net asset value and offering price per share ................    $  9.28       $   11.91
                                                                  =======       =========


                                                                     WRL              WRL              WRL
                                                                Goldman Sachs    T. Rowe Price    T. Rowe Price
                                                                  Small Cap     Dividend Growth     Small Cap
Assets:
 Investments in securities, at cost ..........................     $ 4,396         $ 11,811        $  21,321
                                                                   =======         ========        =========
 Foreign cash, at cost .......................................     $     0         $      0        $       0
                                                                   =======         ========        =========
 Investments in securities, at market value ..................     $ 4,783         $ 12,461        $  23,434
 Cash ........................................................          50              299              165
 Foreign cash ................................................           0                0                0
 Cash collateral for securities on loan ......................           0                0            1,533
 Receivables:
  Securities sold ............................................           7               32              173
  Interest ...................................................           0                1                1
  Dividends ..................................................           5               17                2
  Dividend reclaims receivable ...............................           0                0                0
  Foreign currency contracts .................................           0                0                0
  Other ......................................................           2                0                2
                                                                   -------         --------        ---------
   Total assets ..............................................       4,847           12,810           25,310
                                                                   -------         --------        ---------
Liabilities:
 Securities purchased ........................................           0               33              180
 Accounts payable and accrued liabilities:
  Investment advisory fees ...................................           4                9               13
  Due to custodian ...........................................           0                0                0
  Dividends to shareholders ..................................           0                0                0
  Deposits for securities on loan ............................           0                0            1,533
  Foreign currency contracts .................................           0                0                0
  Other fees .................................................           0                1                6
                                                                   -------         --------        ---------
   Total liabilities .........................................           4               43            1,732
                                                                   -------         --------        ---------
     Net assets ..............................................     $ 4,843         $ 12,767        $  23,578
                                                                   =======         ========        =========
Net Assets Consists of:
 Capital stock shares authorized .............................      50,000           50,000           50,000
                                                                   =======         ========        =========
 Capital stock ($ .01 par value)..............................     $     4         $     13        $      16
 Additional paid-in capital ..................................       4,364           12,781           20,822
 Accumulated undistributed (distributions in
  excess of) net investment income (loss) ....................         129              128              212
 Accumulated undistributed net realized gain (loss) on
  investment securities, option contracts, futures
  contracts and foreign currency transactions ................         (41)            (805)             415
 Net unrealized appreciation (depreciation) on:
  Investment securities and option contracts .................         387              650            2,113
  Futures contracts ..........................................           0                0                0
  Foreign currency transactions ..............................           0                0                0
                                                                   -------         --------        ---------
 Net assets applicable to outstanding shares of capital ......     $ 4,843         $ 12,767        $  23,578
                                                                   =======         ========        =========
 Shares outstanding ..........................................         417            1,350            1,642
                                                                   =======         ========        =========
 Net asset value and offering price per share ................     $ 11.61         $   9.46        $   14.36
                                                                   =======         ========        =========

See accompanying notes which are an integral part of the financial statements.

130 /  WRL Series Fund, Inc.

Statements of Assets and Liabilities
At June 30, 2000
All Amounts (except per share amounts) in Thousands
(unaudited)


                                                                       WRL               WRL             WRL
                                                                     Salomon       Pilgrim Baxter      Dreyfus
                                                                     All Cap       Mid Cap Growth      Mid Cap
Assets:
 Investments in securities, at cost ...........................     $  25,689        $ 194,269        $  6,517
                                                                    =========        =========        ========
 Foreign cash, at cost ........................................     $       0        $       0        $      0
                                                                    =========        =========        ========
 Investments in securities, at market value ...................     $  26,546        $ 212,796        $  6,667
 Cash .........................................................            50               50              50
 Foreign cash .................................................             0                0               0
 Cash collateral for securities on loan .......................         1,684           38,273               0
 Receivables:
  Securities sold .............................................            71            2,505               0
  Interest ....................................................             6               11               0
  Dividends ...................................................            28               20               6
  Dividend reclaims receivable ................................             0                0               0
  Foreign currency contracts ..................................             0                0               0
  Other .......................................................             2              234               0
                                                                    ---------        ---------        --------
   Total assets ...............................................        28,387          253,889           6,723
                                                                    ---------        ---------        --------
Liabilities:
 Securities purchased .........................................           440           16,637              81
 Accounts payable and accrued liabilities:
  Investment advisory fees ....................................            20              121               4
  Due to custodian ............................................             0                0               0
  Dividends to shareholders ...................................             0                0               0
  Deposits for securities on loan .............................         1,684           38,273               0
  Foreign currency contracts ..................................             0                0               0
  Other fees ..................................................             4              230               1
                                                                    ---------        ---------        --------
   Total liabilities ..........................................         2,148           55,261              86
                                                                    ---------        ---------        --------
     Net assets ...............................................     $  26,239        $ 198,628        $  6,637
                                                                    =========        =========        ========
Net Assets Consists of:
 Capital stock shares authorized ..............................        50,000           50,000          50,000
                                                                    =========        =========        ========
 Capital stock ($ .01 par value)...............................     $      20        $      91        $      6
 Additional paid-in capital ...................................        23,643          178,917           6,100
 Accumulated undistributed (distributions in
  excess of) net investment income (loss) .....................           534            1,864              43
 Accumulated undistributed net realized gain (loss) on
  investment securities, option contracts, futures
  contracts and foreign currency transactions .................         1,185             (771)            338
 Net unrealized appreciation (depreciation) on:
  Investment securities and option contracts ..................           857           18,527             150
  Futures contracts ...........................................             0                0               0
  Foreign currency transactions ...............................             0                0               0
                                                                    ---------        ---------        --------
 Net assets applicable to outstanding shares of capital .......     $  26,239        $ 198,628        $  6,637
                                                                    =========        =========        ========
 Shares outstanding ...........................................         2,018            9,121             565
                                                                    =========        =========        ========
 Net asset value and offering price per share .................     $   13.00        $   21.78        $  11.75
                                                                    =========        =========        ========

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report / 131

Statements of Assets and Liabilities
At June 30, 2000
All Amounts (except per share amounts) in Thousands
(unaudited)

                                                                       WRL            WRL             WRL
                                                                   Value Line        Great           Great
                                                                   Aggressive     Companies -     Companies -
                                                                     Growth        AmericaSM      TechnologySM
Assets:
 Investments in securities, at cost ...........................     $  1,317       $ 22,773        $   9,602
                                                                    ========       ========        =========
 Foreign cash, at cost ........................................     $      0       $      0        $       0
                                                                    ========       ========        =========
 Investments in securities, at market value ...................     $  1,343       $ 23,468        $   9,952
 Cash .........................................................          259          4,814            2,229
 Foreign cash .................................................            0              0                0
 Cash collateral for securities on loan .......................            0              0                0
 Receivables:
  Securities sold .............................................            0              0                0
  Interest ....................................................            1             11                7
  Dividends ...................................................            0              7                3
  Dividend reclaims receivable ................................            0              0                0
  Foreign currency contracts ..................................            0              0                0
  Other .......................................................            0              0                0
                                                                    --------       --------        ---------
   Total assets ...............................................        1,603         28,300           12,191
                                                                    --------       --------        ---------
Liabilities:
 Securities purchased .........................................          123          2,237            1,515
 Accounts payable and accrued liabilities:
  Investment advisory fees ....................................            1             14                5
  Due to custodian ............................................            0              0                0
  Dividends to shareholders ...................................            0              0                0
  Deposits for securities on loan .............................            0              0                0
  Foreign currency contracts ..................................            0              0                0
  Other fees ..................................................            0              4                1
                                                                    --------       --------        ---------
   Total liabilities ..........................................          124          2,255            1,521
                                                                    --------       --------        ---------
     Net assets ...............................................     $  1,479       $ 26,045        $  10,670
                                                                    ========       ========        =========
Net Assets Consists of:
 Capital stock shares authorized ..............................       50,000         50,000           50,000
                                                                    ========       ========        =========
 Capital stock ($ .01 par value)...............................     $      1       $     25        $      10
 Additional paid-in capital ...................................        1,441         25,395           10,304
 Accumulated undistributed (distributions in
  excess of) net investment income (loss) .....................            1              9                6
 Accumulated undistributed net realized gain (loss) on
  investment securities, option contracts, futures
  contracts and foreign currency transactions .................           10            (79)               0
 Net unrealized appreciation (depreciation) on:
  Investment securities and option contracts ..................           26            695              350
  Futures contracts ...........................................            0              0                0
  Foreign currency transactions ...............................            0              0                0
                                                                    --------       --------        ---------
 Net assets applicable to outstanding shares of capital .......     $  1,479       $ 26,045        $  10,670
                                                                    ========       ========        =========
 Shares outstanding ...........................................          141          2,500            1,025
                                                                    ========       ========        =========
 Net asset value and offering price per share .................     $  10.49       $  10.42        $   10.41
                                                                    ========       ========        =========

See accompanying notes which are an integral part of the financial statements.

132 / WRL Series Fund, Inc.

Statements of Operations
For the Period Ended June 30, 2000
All Amounts in Thousands
(unaudited)

                                                                                                                     WRL
                                                             WRL          WRL           WRL            WRL           LKCM
                                                         J.P. Morgan     AEGON         Janus          Janus       Strategic
                                                        Money Market      Bond         Growth         Global     Total Return
Investment Income:
 Interest ............................................     $ 8,850     $  4,491     $  10,267      $    5,444    $    6,478
 Dividends ...........................................           0            0         3,812           5,005         2,626
 Foreign tax withheld ................................           0            0          (301)           (468)          (14)
                                                           -------     --------     ----------     ----------    ----------
   Total investment income ...........................       8,850        4,491        13,778           9,981         9,090
                                                           -------     --------     ----------     ----------    ----------
Expenses:
 Investment advisory fees ............................         577          306        16,191           8,417         2,351
 Printing and shareholder reports ....................           8           16           159             120            46
 Custody fees ........................................          29           16           306             592            50
 Administrative service fees .........................           5           10           124              93            30
 Legal fees ..........................................           1            2            24              18             6
 Auditing and accounting fees ........................           4            4            13              11             6
 Directors fees ......................................           0            1             8               6             2
 Registration fees ...................................           0            0             1               1             0
 Other fees ..........................................           0            3            21              15             3
                                                           -------     --------     ----------     ----------    ----------
   Total expenses ....................................         624          358        16,847           9,273         2,494
Less:
 Advisory fee waiver and expense reimbursement .......           0            0             0               0             0
 Fees paid indirectly ................................           0            0             0               0             0
                                                           -------     --------     ----------     ----------    ----------
   Net expenses ......................................         624          358        16,847           9,273         2,494
                                                           -------     --------     ----------     ----------    ----------
 Net investment income (loss) ........................       8,226        4,133        (3,069)            708         6,596
                                                           -------     --------     ----------     ----------    ----------
Realized and Unrealized Gain (Loss):
 Net realized gain (loss) on:
  Investment securities and option contracts .........           0       (2,195)      425,720         318,927        21,320
  Futures contracts ..................................           0            0             0               0             0
  Foreign currency transactions ......................           0            0            (2)         23,380             0
                                                           -------     --------     ------------   ----------    ----------
   Total net realized gain (loss) ....................           0       (2,195)      425,718         342,307        21,320
                                                           -------     --------     -----------    ----------    ----------
 Change in unrealized appreciation (depreciation) on:
  Investment securities and option contracts .........           0        2,830      (507,287)       (309,860)      (41,901)
  Futures contracts ..................................           0            0             0               0             0
  Foreign currency transactions ......................           0            0             0             (16)            0
                                                           -------     --------     -----------    ----------    ----------
   Total change in unrealized appreciation
     (depreciation) ..................................           0        2,830      (507,287)       (309,876)      (41,901)
                                                           -------     --------     -----------    ----------    ----------
 Net gain (loss) on investment securities, option
  contracts, futures contracts and foreign currency
  transactions .......................................           0          635       (81,569)         32,431       (20,581)
                                                           -------     --------     ---------      ----------    ----------
   Net increase (decrease) in net assets resulting
     from operations .................................     $ 8,226     $  4,768     $ (84,638)     $   33,139    $  (13,985)
                                                           =======     ========     =========      ==========    ==========


See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report / 133

Statements of Operations
For the Period Ended June 30, 2000
All Amounts in Thousands
(unaudited)

                                                               WRL             WRL
                                                              VKAM            Alger
                                                            Emerging       Aggressive
                                                             Growth          Growth
Investment Income:
 Interest ..............................................  $      4,364    $     1,300
 Dividends .............................................           693            717
 Foreign tax withheld ..................................           (26)            (6)
                                                          ------------    --------------
   Total investment income .............................         5,031          2,011
                                                          ------------    -------------
Expenses:
 Investment advisory fees ..............................         9,103          4,857
 Printing and shareholder reports ......................           109            101
 Custody fees ..........................................           165             84
 Administrative service fees ...........................            92             78
 Legal fees ............................................            18             15
 Auditing and accounting fees ..........................             8              4
 Directors fees ........................................             6              5
 Registration fees .....................................             2              1
 Other fees ............................................            15             13
                                                          ------------    -------------
   Total expenses ......................................         9,518          5,158
Less:
 Advisory fee waiver and expense reimbursement .........             0              0
 Fees paid indirectly ..................................             0              0
                                                          ------------    -------------
   Net expenses ........................................         9,518          5,158
                                                          ------------    -------------
 Net investment income (loss) ..........................        (4,487)        (3,147)
                                                          ------------    -------------
Realized and Unrealized Gain (Loss):
 Net realized gain (loss) on:
  Investment securities and option contracts ...........       329,311         39,990
  Futures contracts ....................................             0              0
  Foreign currency transactions ........................             0              0
                                                          ------------    -------------
   Total net realized gain (loss) ......................       329,311         39,990
                                                          ------------    -------------
 Change in unrealized appreciation (depreciation) on:
  Investment securities and option contracts ...........      (109,602)      (136,044)
  Futures contracts ....................................             0              0
  Foreign currency transactions ........................             0              0
                                                          ------------    -------------
   Total change in unrealized appreciation
     (depreciation) ....................................      (109,602)      (136,044)
                                                          ------------    -------------
 Net gain (loss) on investment securities, option
  contracts, futures contracts and foreign currency
  transactions .........................................       219,709        (96,054)
                                                          ------------    -------------
   Net increase (decrease) in net assets resulting
     from operations ...................................  $    215,222    $   (99,201)
                                                          ============    ===========



                                                                            WRL
                                                              WRL        Federated         WRL
                                                             AEGON       Growth &      Dean Asset
                                                           Balanced       Income       Allocation
Investment Income:
 Interest ..............................................  $    1,034    $     166      $   2,335
 Dividends .............................................         468        1,914          2,346
 Foreign tax withheld ..................................           0           (1)            (3)
                                                          ----------    ------------   ------------
   Total investment income .............................       1,502        2,079          4,678
                                                          ----------    -----------    -----------
Expenses:
 Investment advisory fees ..............................         414          289            891
 Printing and shareholder reports ......................          13           14             24
 Custody fees ..........................................          12           10             23
 Administrative service fees ...........................           8            9             15
 Legal fees ............................................           1            2              3
 Auditing and accounting fees ..........................           4            4              4
 Directors fees ........................................           1            1              1
 Registration fees .....................................           0            0              0
 Other fees ............................................           1            2              5
                                                          ----------    -----------    -----------
   Total expenses ......................................         454          331            966
Less:
 Advisory fee waiver and expense reimbursement .........           0            0              0
 Fees paid indirectly ..................................           0            0              0
                                                          ----------    -----------    -----------
   Net expenses ........................................         454          331            966
                                                          ----------    -----------    -----------
 Net investment income (loss) ..........................       1,048        1,748          3,712
                                                          ----------    -----------    -----------
Realized and Unrealized Gain (Loss):
 Net realized gain (loss) on:
  Investment securities and option contracts ...........         505       (5,436)         5,012
  Futures contracts ....................................           0            0              0
  Foreign currency transactions ........................           0            0              0
                                                          ----------    -----------    -----------
   Total net realized gain (loss) ......................         505       (5,436)         5,012
                                                          ----------    -----------    -----------
 Change in unrealized appreciation (depreciation) on:
  Investment securities and option contracts ...........      (2,316)       8,546         (5,855)
  Futures contracts ....................................           0            0              0
  Foreign currency transactions ........................           0            0              0
                                                          ----------    -----------    -----------
   Total change in unrealized appreciation
     (depreciation) ....................................      (2,316)       8,546         (5,855)
                                                          ----------    -----------    -----------
 Net gain (loss) on investment securities, option
  contracts, futures contracts and foreign currency
  transactions .........................................      (1,811)       3,110           (843)
                                                          ----------    -----------    -----------
   Net increase (decrease) in net assets resulting
     from operations ...................................  $     (763)   $   4,858      $   2,869
                                                          ==========    =========      =========


See accompanying notes which are an integral part of the financial statements.

134 / WRL Series Fund, Inc.

Statements of Operations
For the Period Ended June 30, 2000
All Amounts in Thousands
(unaudited)

                                                               WRL            WRL
                                                            C.A.S.E.          NWQ
                                                             Growth      Value Equity
Investment Income:
 Interest ..............................................   $      56      $     287
 Dividends .............................................         315            949
 Foreign tax withheld ..................................          (2)            (2)
                                                           ------------   ------------
   Total investment income .............................         369          1,234
                                                           -----------    -----------
Expenses:
 Investment advisory fees ..............................         352            527
 Printing and shareholder reports ......................          12             17
 Custody fees ..........................................          52             16
 Administrative service fees ...........................          11             11
 Legal fees ............................................           2              2
 Auditing and accounting fees ..........................           2              3
 Directors fees ........................................           1              1
 Registration fees .....................................           0              0
 Other fees ............................................           2              2
                                                           -----------    -----------
   Total expenses ......................................         434            579
Less:
 Advisory fee waiver and expense reimbursement .........           0              0
 Fees paid indirectly ..................................           0              0
                                                           -----------    -----------
   Net expenses ........................................         434            579
                                                           -----------    -----------
 Net investment income (loss) ..........................         (65)           655
                                                           -----------    -----------
Realized and Unrealized Gain (Loss):
 Net realized gain (loss) on:
  Investment securities and option contracts ...........       8,791         10,108
  Futures contracts ....................................           0              0
  Foreign currency transactions ........................           0              0
                                                           -----------    -----------
   Total net realized gain (loss) ......................       8,791         10,108
                                                           -----------    -----------
 Change in unrealized appreciation (depreciation) on:
  Investment securities and option contracts ...........      (8,952)        (9,062)
  Futures contracts ....................................           0              0
  Foreign currency transactions ........................           0              0
                                                           -----------    -----------
   Total change in unrealized appreciation
     (depreciation) ....................................      (8,952)        (9,062)
                                                           -----------    -----------
 Net gain (loss) on investment securities, option
  contracts, futures contracts and foreign currency
  transactions .........................................        (161)         1,046
                                                           -----------    -----------
   Net increase (decrease) in net assets resulting
     from operations ...................................   $    (226)     $   1,701
                                                           =========      =========


                                                               WRL                          WRL
                                                                GE            WRL          Third
                                                          International        GE          Avenue
                                                              Equity      U.S. Equity      Value
Investment Income:
 Interest ..............................................   $      44      $     226       $  237
 Dividends .............................................         364          1,057          130
 Foreign tax withheld ..................................         (49)            (5)          (4)
                                                           ---------      ------------    ---------
   Total investment income .............................         359          1,278          363
                                                           ---------      -----------     --------
Expenses:
 Investment advisory fees ..............................         174            752          139
 Printing and shareholder reports ......................           5             15            2
 Custody fees ..........................................         128             45           17
 Administrative service fees ...........................           3             11            2
 Legal fees ............................................           0              2            0
 Auditing and accounting fees ..........................           3              3            4
 Directors fees ........................................           0              1            0
 Registration fees .....................................           0              0            0
 Other fees ............................................           1              2            1
                                                           ---------      -----------     --------
   Total expenses ......................................         314            831          165
Less:
 Advisory fee waiver and expense reimbursement .........          71              0            0
 Fees paid indirectly ..................................           0              0            0
                                                           ---------      -----------     --------
   Net expenses ........................................         243            831          165
                                                           ---------      -----------     --------
 Net investment income (loss) ..........................         116            447          198
                                                           ---------      -----------     --------
Realized and Unrealized Gain (Loss):
 Net realized gain (loss) on:
  Investment securities and option contracts ...........       5,790          5,673        1,641
  Futures contracts ....................................          (1)           335            0
  Foreign currency transactions ........................         (60)             0            0
                                                           -----------    -----------     --------
   Total net realized gain (loss) ......................       5,729          6,008        1,641
                                                           -----------    -----------     --------
 Change in unrealized appreciation (depreciation) on:
  Investment securities and option contracts ...........      (5,642)        (5,367)       3,599
  Futures contracts ....................................           0           (240)           0
  Foreign currency transactions ........................           0              0            0
                                                           -----------    -----------     --------
   Total change in unrealized appreciation
     (depreciation) ....................................      (5,642)        (5,607)       3,599
                                                           -----------    -----------     --------
 Net gain (loss) on investment securities, option
  contracts, futures contracts and foreign currency
  transactions .........................................          87            401        5,240
                                                           -----------    -----------     --------
   Net increase (decrease) in net assets resulting
     from operations ...................................   $     203      $     848      $ 5,438
                                                           =========      =========       =======

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report / 135

Statements of Operations
For the Period Ended June 30, 2000
All Amounts in Thousands
(unaudited)

                                                              WRL
                                                          J.P. Morgan        WRL
                                                          Real Estate   Goldman Sachs
                                                           Securities       Growth
Investment Income:
 Interest ..............................................     $   8          $  13
 Dividends .............................................       153             43
 Foreign tax withheld ..................................         0              0
                                                             -----          -----
   Total investment income .............................       161             56
                                                             -----          -----
Expenses:
 Investment advisory fees ..............................        18             47
 Printing and shareholder reports ......................         0              1
 Custody fees ..........................................        29             27
 Administrative service fees ...........................         0              0
 Legal fees ............................................         0              0
 Auditing and accounting fees ..........................         4              4
 Directors fees ........................................         0              0
 Registration fees .....................................         0              0
 Other fees ............................................         0              0
                                                             -----          -----
   Total expenses ......................................        51             79
Less:
 Advisory fee waiver and expense reimbursement .........        28             27
 Fees paid indirectly ..................................         0              0
                                                             -----          -----
   Net expenses ........................................        23             52
                                                             -----          -----
 Net investment income (loss) ..........................       138              4
                                                             -----          -----
Realized and Unrealized Gain (Loss):
 Net realized gain (loss) on:
  Investment securities and option contracts ...........       114            295
  Futures contracts ....................................         0              0
  Foreign currency transactions ........................         0              0
                                                             -----          -----
   Total net realized gain (loss) ......................       114            295
                                                             -----          -----
 Change in unrealized appreciation (depreciation) on:
  Investment securities and option contracts ...........       416             15
  Futures contracts ....................................         0              0
  Foreign currency transactions ........................         0              0
                                                             -----          -----
   Total change in unrealized appreciation
     (depreciation) ....................................       416             15
                                                             -----          -----
 Net gain (loss) on investment securities, option
  contracts, futures contracts and foreign currency
  transactions .........................................       530            310
                                                             -----          -----
   Net increase (decrease) in net assets resulting
     from operations ...................................     $ 668          $ 314
                                                             =====          =====


                                                               WRL              WRL              WRL
                                                          Goldman Sachs    T. Rowe Price    T. Rowe Price
                                                            Small Cap     Dividend Growth     Small Cap
Investment Income:
 Interest ..............................................     $  11            $  13            $  26
 Dividends .............................................        19              109               10
 Foreign tax withheld ..................................         0               (1)               0
                                                             -----            --------         -----
   Total investment income .............................        30              121               36
                                                             -----            -------          -----
Expenses:
 Investment advisory fees ..............................        18               48               63
 Printing and shareholder reports ......................         0                0                1
 Custody fees ..........................................        33               33               36
 Administrative service fees ...........................         0                0                1
 Legal fees ............................................         0                0                0
 Auditing and accounting fees ..........................         4                4                3
 Directors fees ........................................         0                0                0
 Registration fees .....................................         0                0                0
 Other fees ............................................         0                0                1
                                                             -----            -------          -----
   Total expenses ......................................        55               85              105
Less:
 Advisory fee waiver and expense reimbursement .........        35               32               22
 Fees paid indirectly ..................................         0                0                0
                                                             -----            -------          -----
   Net expenses ........................................        20               53               83
                                                             -----            -------          -----
 Net investment income (loss) ..........................        10               68              (47)
                                                             -----            -------          -----
Realized and Unrealized Gain (Loss):
 Net realized gain (loss) on:
  Investment securities and option contracts ...........        82             (540)             612
  Futures contracts ....................................      (129)               0              (60)
  Foreign currency transactions ........................         0                0                0
                                                             -----            -------          -----
   Total net realized gain (loss) ......................       (47)            (540)             552
                                                             -----            -------          -----
 Change in unrealized appreciation (depreciation) on:
  Investment securities and option contracts ...........       154              828               76
  Futures contracts ....................................        (9)               0                0
  Foreign currency transactions ........................         0                0                0
                                                             -------          -------          -----
   Total change in unrealized appreciation
     (depreciation) ....................................       145              828               76
                                                             -------          -------          -----
 Net gain (loss) on investment securities, option
  contracts, futures contracts and foreign currency
  transactions .........................................        98              288              628
                                                             -------          -------          -----
   Net increase (decrease) in net assets resulting
     from operations ...................................     $ 108            $ 356            $ 581
                                                             =====            =====            =====

See accompanying notes which are an integral part of the financial statements.

136 / WRL Series Fund, Inc.

Statements of Operations
For the Period Ended June 30, 2000
All Amounts in Thousands
(unaudited)

                                                              WRL           WRL          WRL
                                                            Salomon   Pilgrim Baxter   Dreyfus
                                                            All Cap   Mid Cap Growth   Mid Cap
Investment Income:
 Interest ...............................................   $    67      $   372       $   7
 Dividends ..............................................        87           35          25
 Foreign tax withheld ...................................         0            0           0
                                                            -------      -------       -----
   Total investment income ..............................       154          407          32
                                                            -------      -------       -----
Expenses:
 Investment advisory fees ...............................        67          507          19
 Printing and shareholder reports .......................         1            7           0
 Custody fees ...........................................        41           30          29
 Administrative service fees ............................         0            5           0
 Legal fees .............................................         0            1           0
 Auditing and accounting fees ...........................         4            4           4
 Directors fees .........................................         0            0           0
 Registration fees ......................................         0            0           0
 Other fees .............................................         0            3           0
                                                            -------      -------       -----
   Total expenses .......................................       113          557          52
Less:
 Advisory fee waiver and expense reimbursement ..........        39            0          29
 Fees paid indirectly ...................................         0            0           0
                                                            -------      -------       -----
   Net expenses .........................................        74          557          23
                                                            -------      -------       -----
 Net investment income (loss) ...........................        80         (150)          9
                                                            -------      -------       -----
Realized and Unrealized Gain (Loss):
 Net realized gain (loss) on:
  Investment securities and option contracts ............     1,300         (721)        373
  Futures contracts .....................................         0            0           0
  Foreign currency transactions .........................         0            0           0
                                                            -------      -------       -----
   Total net realized gain (loss) .......................     1,300         (721)        373
                                                            -------      -------       -----
 Change in unrealized appreciation (depreciation) on:
  Investment securities and option contracts ............       715        8,730         (14)
  Futures contracts .....................................         0            0           0
  Foreign currency transactions .........................         0            0           0
                                                            -------      -------       -----
   Total change in unrealized appreciation
     (depreciation) .....................................       715        8,730         (14)
                                                            -------      -------       -----
 Net gain (loss) on investment securities, option
  contracts, futures contracts and foreign currency
  transactions ..........................................     2,015        8,009         359
                                                            -------      -------       -----
   Net increase (decrease) in net assets resulting
     from operations ....................................   $ 2,095      $ 7,859       $ 368
                                                            =======      =======       =====

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report / 137

Statements of Operations
For the Period Ended June 30, 2000
All Amounts in Thousands
(unaudited)



                                                               WRL            WRL             WRL
                                                           Value Line        Great           Great
                                                           Aggressive     Companies -     Companies -
                                                            Growth(1)    AmericaSM(1)   TechnologySM(1)
Investment Income:
 Interest ...............................................     $  2          $  25            $  11
 Dividends ..............................................        0             11                4
 Foreign tax withheld ...................................        0              0                0
                                                              ----          -----            -----
   Total investment income ..............................        2             36               15
                                                              ----          -----            -----
Expenses:
 Investment advisory fees ...............................        1             22                8
 Printing and shareholder reports .......................        0              0                0
 Custody fees ...........................................        0              2                2
 Administrative service fees ............................        0              0                0
 Legal fees .............................................        0              0                0
 Auditing and accounting fees ...........................        1              1                1
 Directors fees .........................................        0              0                0
 Registration fees ......................................        0              0                0
 Other fees .............................................        0              4                0
                                                              ----          -----            -----
   Total expenses .......................................        2             29               11
Less:
 Advisory fee waiver and expense reimbursement ..........        1              2                2
 Fees paid indirectly ...................................        0              0                0
                                                              ----          -----            -----
   Net expenses .........................................        1             27                9
                                                              ----          -----            -----
 Net investment income (loss) ...........................        1              9                6
                                                              ----          -----            -----
Realized and Unrealized Gain (Loss):
 Net realized gain (loss) on:
  Investment securities and option contracts ............       10            (79)               0
  Futures contracts .....................................        0              0                0
  Foreign currency transactions .........................        0              0                0
                                                              ----          -----            -----
   Total net realized gain (loss) .......................       10            (79)               0
                                                              ----          -----            -----
 Change in unrealized appreciation (depreciation) on:
  Investment securities and option contracts ............       26            695              350
  Futures contracts .....................................        0              0                0
  Foreign currency transactions .........................        0              0                0
                                                              ----          -----            -----
   Total change in unrealized appreciation
     (depreciation) .....................................       26            695              350
                                                              ----          -----            -----
 Net gain (loss) on investment securities, option
  contracts, futures contracts and foreign currency
  transactions ..........................................       36            616              350
                                                              ----          -----            -----
   Net increase (decrease) in net assets resulting
     from operations ....................................     $ 37          $ 625            $ 356
                                                              ====          =====            =====

See accompanying notes which are an integral part of the financial statements.

138 / WRL Series Fund, Inc.

Statements of Changes in Net Assets
For the Period Ended
All Amounts in Thousands
(unaudited)

                                                                   WRL                           WRL
                                                               J.P. Morgan                      AEGON
                                                               Money Market                      Bond
                                                      ------------------------------ ----------------------------
                                                          June 30,     December 31,     June 30,    December 31,
                                                            2000           1999           2000          1999
                                                      --------------- -------------- ------------- --------------
Operations:
 Net investment income (loss) .......................  $       8,226   $    12,976     $   4,133     $   9,220
 Net realized gain (loss) on investment
  securities, option contracts, futures contracts
  and foreign currency transactions .................              0             0        (2,195)         (411)
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions .....................              0             0         2,830       (13,729)
                                                       -------------   -----------     ---------     ---------
 Net increase (decrease) in net assets
  resulting from operations .........................          8,226        12,976         4,768        (4,920)
                                                       -------------   -----------     ---------     ---------
Distribution to Shareholders:
 Net investment income ..............................         (8,226)      (12,976)            0        (8,875)
 In excess of net investment income .................              0             0             0             0
 Net realized gains .................................              0             0             0             0
 In excess of net realized gains ....................              0             0             0             0
                                                       -------------   -----------     ---------     ---------
  Total distributions ...............................         (8,226)      (12,976)            0        (8,875)
                                                       -------------   -----------     ---------     ---------
Capital Share Transactions:
 Net proceeds from sales of shares ..................        870,562       991,379         8,711        45,448
 Dividends and distributions reinvested .............          8,226        12,976             0         8,875
 Cost of shares redeemed ............................     (1,074,594)     (744,275)      (34,374)      (57,387)
                                                       -------------   -----------     ---------     ---------
  Increase (decrease) in net assets from
   capital share transactions .......................       (195,806)      260,080       (25,663)       (3,064)
                                                       -------------   -----------     ---------     ---------
 Net increase (decrease) in net assets ..............       (195,806)      260,080       (20,895)      (16,859)
Net Assets:
 Beginning of period ................................        429,811       169,731       153,885       170,744
                                                       -------------   -----------     ---------     ---------
 End of period ......................................  $     234,005   $   429,811     $ 132,990     $ 153,885
                                                       =============   ===========     =========     =========
 Undistributed (distributions in excess of)
  net investment income .............................  $           0   $         0     $   4,653     $     520
                                                       =============   ===========     =========     =========
Share Activity:
 Shares outstanding - beginning of period ...........        429,811       169,731        14,508        14,727
                                                       -------------   -----------     ---------     ---------
 Shares issued ......................................        870,562       991,379           808         3,991
 Shares issued - reinvestment of dividends and
  distributions .....................................          8,226        12,976             0           834
 Shares redeemed ....................................     (1,074,594)     (744,275)       (3,212)       (5,044)
                                                       -------------   -----------     ---------     ---------
 Increase (decrease) in shares outstanding ..........       (195,806)      260,080        (2,404)         (219)
                                                       -------------   -----------     ---------     ---------
 Shares outstanding - end of period .................        234,005       429,811        12,104        14,508
                                                       =============   ===========     =========     =========



                                                                    WRL
                                                                   Janus
                                                                  Growth
                                                      -------------------------------
                                                          June 30,      December 31,
                                                            2000            1999
                                                      --------------- ---------------
Operations:
 Net investment income (loss) .......................   $    (3,069)   $      (1,691)
 Net realized gain (loss) on investment
  securities, option contracts, futures contracts
  and foreign currency transactions .................       425,718        1,031,847
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions .....................      (507,287)         598,439
                                                        -----------    -------------
 Net increase (decrease) in net assets
  resulting from operations .........................       (84,638)       1,628,595
                                                        -----------    -------------
Distribution to Shareholders:
 Net investment income ..............................             0                0
 In excess of net investment income .................             0          (60,998)
 Net realized gains .................................             0         (659,821)
 In excess of net realized gains ....................             0                0
                                                        -----------    -------------
  Total distributions ...............................             0         (720,819)
                                                        -----------    -------------
Capital Share Transactions:
 Net proceeds from sales of shares ..................       274,519          484,176
 Dividends and distributions reinvested .............             0          720,819
 Cost of shares redeemed ............................      (181,784)      (1,057,588)
                                                        -----------    -------------
  Increase (decrease) in net assets from
   capital share transactions .......................        92,735          147,407
                                                        -----------    -------------
 Net increase (decrease) in net assets ..............         8,097        1,055,183
Net Assets:
 Beginning of period ................................     4,141,240        3,086,057
                                                        -----------    -------------
 End of period ......................................   $ 4,149,337    $   4,141,240
                                                        ===========    =============
 Undistributed (distributions in excess of)
  net investment income .............................   $     2,302    $       5,371
                                                        ===========    =============
Share Activity:
 Shares outstanding - beginning of period ...........        53,096           51,486
                                                        -----------    -------------
 Shares issued ......................................         3,482            6,984
 Shares issued - reinvestment of dividends and
  distributions .....................................             0            9,823
 Shares redeemed ....................................        (2,314)         (15,197)
                                                        -----------    -------------
 Increase (decrease) in shares outstanding ..........         1,168            1,610
                                                        -----------    -------------
 Shares outstanding - end of period .................        54,264           53,096
                                                        ===========    =============

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report / 139

Statements of Changes in Net Assets
For the Period Ended
All Amounts in Thousands
(unaudited)

                                                                                                  WRL
                                                                    WRL                           LKCM
                                                                   Janus                       Strategic
                                                                  Global                      Total Return
                                                      ------------------------------- ----------------------------
                                                          June 30,      December 31,     June 30,    December 31,
                                                            2000            1999           2000          1999
                                                      --------------- --------------- ------------- --------------
Operations:
 Net investment income (loss) .......................   $       708     $    (1,743)    $   6,596     $  12,034
 Net realized gain (loss) on investment
  securities, option contracts, futures contracts
  and foreign currency transactions .................       342,307         152,591        21,320        38,778
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions .....................      (309,876)        642,354       (41,901)       17,802
                                                        -----------     -----------     ---------     ---------
 Net increase (decrease) in net assets
  resulting from operations .........................        33,139         793,202       (13,985)       68,614
                                                        -----------     -----------     ---------     ---------
Distribution to Shareholders:
 Net investment income ..............................             0               0             0       (12,630)
 In excess of net investment income .................             0               0             0             0
 Net realized gains .................................             0        (125,550)            0       (39,684)
 In excess of net realized gains ....................             0               0             0             0
                                                        -----------     -----------     ---------     ---------
  Total distributions ...............................             0        (125,550)            0       (52,314)
                                                        -----------     -----------     ---------     ---------
Capital Share Transactions:
 Net proceeds from sales of shares ..................       483,360         319,155        42,327        48,068
 Dividends and distributions reinvested .............             0         125,550             0        52,314
 Cost of shares redeemed ............................      (310,566)       (255,912)      (73,074)      (84,578)
                                                        -----------     -----------     ---------     ---------
  Increase (decrease) in net assets from
   capital share transactions .......................       172,794         188,793       (30,747)       15,804
                                                        -----------     -----------     ---------     ---------
 Net increase (decrease) in net assets ..............       205,933         856,445       (44,732)       32,104
Net Assets:
 Beginning of period ................................     1,926,210       1,069,765       624,416       592,312
                                                        -----------     -----------     ---------     ---------
 End of period ......................................   $ 2,132,143     $ 1,926,210     $ 579,684     $ 624,416
                                                        ===========     ===========     =========     =========
 Undistributed (distributions in excess of)
  net investment income .............................   $     2,815     $     2,107     $   7,699     $   1,103
                                                        ===========     ===========     =========     =========
Share Activity:
 Shares outstanding - beginning of period ...........        51,419          45,121        37,064        36,106
                                                        -----------     -----------     ---------     ---------
 Shares issued ......................................        12,337          11,486         2,592         2,859
 Shares issued - reinvestment of dividends and
  distributions .....................................             0           3,912             0         3,137
 Shares redeemed ....................................        (7,820)         (9,100)       (4,468)       (5,038)
                                                        -----------     -----------     ---------     ---------
 Increase (decrease) in shares outstanding ..........         4,517           6,298        (1,876)          958
                                                        -----------     -----------     ---------     ---------
 Shares outstanding - end of period .................        55,936          51,419        35,188        37,064
                                                        ===========     ===========     =========     =========


                                                                    WRL
                                                                   VKAM
                                                              Emerging Growth
                                                      -------------------------------
                                                          June 30,      December 31,
                                                            2000            1999
                                                      --------------- ---------------
Operations:
 Net investment income (loss) .......................   $    (4,487)    $    (4,931)
 Net realized gain (loss) on investment
  securities, option contracts, futures contracts
  and foreign currency transactions .................       329,311         304,116
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions .....................      (109,602)        661,003
                                                        -----------     -----------
 Net increase (decrease) in net assets
  resulting from operations .........................       215,222         960,188
                                                        -----------     -----------
Distribution to Shareholders:
 Net investment income ..............................             0               0
 In excess of net investment income .................             0          (8,900)
 Net realized gains .................................             0        (259,765)
 In excess of net realized gains ....................             0               0
                                                        -----------     -----------
  Total distributions ...............................             0        (268,665)
                                                        -----------     -----------
Capital Share Transactions:
 Net proceeds from sales of shares ..................       729,598         359,236
 Dividends and distributions reinvested .............             0         268,665
 Cost of shares redeemed ............................      (501,760)       (256,839)
                                                        -----------     -----------
  Increase (decrease) in net assets from
   capital share transactions .......................       227,838         371,062
                                                        -----------     -----------
 Net increase (decrease) in net assets ..............       443,060       1,062,585
Net Assets:
 Beginning of period ................................     1,916,025         853,440
                                                        -----------     -----------
 End of period ......................................   $ 2,359,085     $ 1,916,025
                                                        ===========     ===========
 Undistributed (distributions in excess of)
  net investment income .............................   $    14,480     $    18,967
                                                        ===========     ===========
Share Activity:
 Shares outstanding - beginning of period ...........        41,647          31,698
                                                        -----------     -----------
 Shares issued ......................................        14,326          10,833
 Shares issued - reinvestment of dividends and
  distributions .....................................             0           6,909
 Shares redeemed ....................................        (9,908)         (7,793)
                                                        -----------     -----------
 Increase (decrease) in shares outstanding ..........         4,418           9,949
                                                        -----------     -----------
 Shares outstanding - end of period .................        46,065          41,647
                                                        ===========     ===========

See accompanying notes which are an integral part of the financial statements.

140 / WRL Series Fund, Inc.

Statements of Changes in Net Assets
For the Period Ended
All Amounts in Thousands
(unaudited)

                                                                    WRL
                                                                   Alger
                                                             Aggressive Growth
                                                      -------------------------------
                                                          June 30,      December 31,
                                                            2000            1999
                                                      --------------- ---------------
Operations:
 Net investment income (loss) .......................   $    (3,147)    $    (4,136)
 Net realized gain (loss) on investment
  securities, option contracts, futures contracts
  and foreign currency transactions .................        39,990         125,070
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions .....................      (136,044)        319,655
                                                        -----------     -----------
 Net increase (decrease) in net assets
  resulting from operations .........................       (99,201)        440,589
                                                        -----------     -----------
Distribution to Shareholders:
 Net investment income ..............................             0          (4,899)
 In excess of net investment income .................             0         (43,336)
 Net realized gains .................................             0         (72,062)
 In excess of net realized gains ....................             0               0
                                                        -----------     -----------
  Total distributions ...............................             0        (120,297)
                                                        -----------     -----------
Capital Share Transactions:
 Net proceeds from sales of shares ..................       215,055         201,134
 Dividends and distributions reinvested .............             0         120,297
 Cost of shares redeemed ............................       (38,725)        (98,376)
                                                        -----------     -----------
  Increase (decrease) in net assets from
   capital share transactions .......................       176,330         223,055
                                                        -----------     -----------
 Net increase (decrease) in net assets ..............        77,129         543,347
Net Assets:
 Beginning of period ................................     1,117,511         574,164
                                                        -----------     -----------
 End of period ......................................   $ 1,194,640     $ 1,117,511
                                                        ===========     ===========
 Undistributed (distributions in excess of)
  net investment income .............................   $    13,210     $    16,357
                                                        ===========     ===========
Share Activity:
 Shares outstanding - beginning of period ...........        33,584          25,588
                                                        -----------     -----------
 Shares issued ......................................         6,360           7,816
 Shares issued - reinvestment of dividends and
  distributions .....................................             0           4,038
 Shares redeemed ....................................        (1,199)         (3,858)
                                                        -----------     -----------
 Increase (decrease) in shares outstanding ..........         5,161           7,996
                                                        -----------     -----------
 Shares outstanding - end of period .................        38,745          33,584
                                                        ===========     ===========


                                                                  WRL                         WRL
                                                                 AEGON                     Federated
                                                                Balanced                Growth & Income
                                                      ---------------------------- --------------------------
                                                         June 30,    December 31,    June 30,    December 31,
                                                           2000          1999          2000          1999
                                                      ------------- -------------- ------------ -------------
Operations:
 Net investment income (loss) .......................   $   1,048     $   2,172     $    1,748   $    3,293
 Net realized gain (loss) on investment
  securities, option contracts, futures contracts
  and foreign currency transactions .................         505        (3,108)        (5,436)       1,800
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions .....................      (2,316)        3,712          8,546       (8,969)
                                                        ---------     ---------     ----------   ----------
 Net increase (decrease) in net assets
  resulting from operations .........................        (763)        2,776          4,858       (3,876)
                                                        ---------     ---------     ----------   ----------
Distribution to Shareholders:
 Net investment income ..............................           0        (2,214)             0       (4,921)
 In excess of net investment income .................           0             0              0         (150)
 Net realized gains .................................           0             0              0         (648)
 In excess of net realized gains ....................           0             0              0            0
                                                        ---------     ---------     ----------   ----------
  Total distributions ...............................           0        (2,214)             0       (5,719)
                                                        ---------     ---------     ----------   ----------
Capital Share Transactions:
 Net proceeds from sales of shares ..................       8,408        25,902         26,036       17,607
 Dividends and distributions reinvested .............           0         2,214              0        5,719
 Cost of shares redeemed ............................     (12,959)      (15,205)       (17,800)     (25,067)
                                                        ---------     ---------     ----------   ----------
  Increase (decrease) in net assets from
   capital share transactions .......................      (4,551)       12,911          8,236       (1,741)
                                                        ---------     ---------     ----------   ----------
 Net increase (decrease) in net assets ..............      (5,314)       13,473         13,094      (11,336)
Net Assets:
 Beginning of period ................................     108,473        95,000         76,280       87,616
                                                        ---------     ---------     ----------   ----------
 End of period ......................................   $ 103,159     $ 108,473     $   89,374   $   76,280
                                                        =========     =========     ==========   ==========
 Undistributed (distributions in excess of)
  net investment income .............................   $   1,620     $     572     $    3,524   $    1,776
                                                        =========     =========     ==========   ==========
Share Activity:
 Shares outstanding - beginning of period ...........       8,568         7,574          6,994        7,135
                                                        ---------     ---------     ----------   ----------
 Shares issued ......................................         666         2,017          2,250        1,465
 Shares issued - reinvestment of dividends and
  distributions .....................................           0           174              0          502
 Shares redeemed ....................................      (1,049)       (1,197)        (1,575)      (2,108)
                                                        ---------     ---------     ----------   ----------
 Increase (decrease) in shares outstanding ..........        (383)          994            675         (141)
                                                        ---------     ---------     ----------   ----------
 Shares outstanding - end of period .................       8,185         8,568          7,669        6,994
                                                        =========     =========     ==========   ==========

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report / 141

Statements of Changes in Net Assets
For the Period Ended
All Amounts in Thousands
(unaudited)

                                                                  WRL                          WRL
                                                               Dean Asset                   C.A.S.E.
                                                               Allocation                    Growth
                                                      ---------------------------- ---------------------------
                                                         June 30,    December 31,    June 30,    December 31,
                                                           2000          1999          2000          1999
                                                      ------------- -------------- ------------ --------------
Operations:
 Net investment income (loss) .......................   $   3,712    $     9,797    $      (65)   $     (304)
 Net realized gain (loss) on investment
  securities, option contracts, futures contracts
  and foreign currency transactions .................       5,012           (831)        8,791        11,672
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions .....................      (5,855)       (26,992)       (8,952)       11,627
                                                        ---------    -----------    ----------    ----------
 Net increase (decrease) in net assets
  resulting from operations .........................       2,869        (18,026)         (226)       22,995
                                                        ---------    -----------    ----------    ----------
Distribution to Shareholders:
 Net investment income ..............................           0         (8,946)            0        (3,650)
 In excess of net investment income .................           0              0             0        (5,304)
 Net realized gains .................................           0           (975)            0             0
 In excess of net realized gains ....................           0           (587)            0             0
                                                        ---------    -----------    ----------    ----------
  Total distributions ...............................           0        (10,508)            0        (8,954)
                                                        ---------    -----------    ----------    ----------
Capital Share Transactions:
 Net proceeds from sales of shares ..................       3,751         14,385        20,518        53,421
 Dividends and distributions reinvested .............           0         10,508             0         8,954
 Cost of shares redeemed ............................     (73,184)      (100,390)      (17,438)      (52,209)
                                                        ---------    -----------    ----------    ----------
  Increase (decrease) in net assets from
   capital share transactions .......................     (69,433)       (75,497)        3,080        10,166
                                                        ---------    -----------    ----------    ----------
 Net increase (decrease) in net assets ..............     (66,564)      (104,031)        2,854        24,207
Net Assets:
 Beginning of period ................................     261,707        365,738        93,608        69,401
                                                        ---------    -----------    ----------    ----------
 End of period ......................................   $ 195,143    $   261,707    $   96,462    $   93,608
                                                        =========    ===========    ==========    ==========
 Undistributed (distributions in excess of)
  net investment income .............................   $   5,880    $     2,168    $    6,033    $    6,098
                                                        =========    ===========    ==========    ==========
Share Activity:
 Shares outstanding - beginning of period ...........      21,574         27,393         5,961         5,342
                                                        ---------    -----------    ----------    ----------
 Shares issued ......................................         304          1,074         1,408         3,515
 Shares issued - reinvestment of dividends and
  distributions .....................................           0            843             0           578
 Shares redeemed ....................................      (5,992)        (7,736)       (1,164)       (3,474)
                                                        ---------    -----------    ----------    ----------
 Increase (decrease) in shares outstanding ..........      (5,688)        (5,819)          244           619
                                                        ---------    -----------    ----------    ----------
 Shares outstanding - end of period .................      15,886         21,574         6,205         5,961
                                                        =========    ===========    ==========    ==========


                                                                  WRL
                                                                  NWQ
                                                             Value Equity
                                                      ---------------------------
                                                         June 30,    December 31,
                                                           2000          1999
                                                      ------------- -------------
Operations:
 Net investment income (loss) .......................   $     655     $   1,169
 Net realized gain (loss) on investment
  securities, option contracts, futures contracts
  and foreign currency transactions .................      10,108        (6,640)
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions .....................      (9,062)       15,217
                                                        ---------     ---------
 Net increase (decrease) in net assets
  resulting from operations .........................       1,701         9,746
                                                        ---------     ---------
Distribution to Shareholders:
 Net investment income ..............................           0        (1,207)
 In excess of net investment income .................           0             0
 Net realized gains .................................           0             0
 In excess of net realized gains ....................           0        (2,104)
                                                        ---------     ---------
  Total distributions ...............................           0        (3,311)
                                                        ---------     ---------
Capital Share Transactions:
 Net proceeds from sales of shares ..................      37,133        53,627
 Dividends and distributions reinvested .............           0         3,311
 Cost of shares redeemed ............................     (40,788)      (83,372)
                                                        ---------     ---------
  Increase (decrease) in net assets from
   capital share transactions .......................      (3,655)      (26,434)
                                                        ---------     ---------
 Net increase (decrease) in net assets ..............      (1,954)      (19,999)
Net Assets:
 Beginning of period ................................     137,158       157,157
                                                        ---------     ---------
 End of period ......................................   $ 135,204     $ 137,158
                                                        =========     =========
 Undistributed (distributions in excess of)
  net investment income .............................   $   1,224     $     569
                                                        =========     =========
Share Activity:
 Shares outstanding - beginning of period ...........      10,742        12,972
                                                        ---------     ---------
 Shares issued ......................................       2,814         3,973
 Shares issued - reinvestment of dividends and
  distributions .....................................           0           264
 Shares redeemed ....................................      (3,155)       (6,467)
                                                        ---------     ---------
 Increase (decrease) in shares outstanding ..........        (341)       (2,230)
                                                        ---------     ---------
 Shares outstanding - end of period .................      10,401        10,742
                                                        =========     =========

See accompanying notes which are an integral part of the financial statements.

142 / WRL Series Fund, Inc.

Statements of Changes in Net Assets
For the Period Ended
All Amounts in Thousands
(unaudited)

                                                                  WRL
                                                                  GE
                                                         International Equity
                                                      ---------------------------
                                                        June 30,    December 31,
                                                          2000          1999
                                                      ------------ --------------
Operations:
 Net investment income (loss) .......................   $    116    $       102
 Net realized gain (loss) on investment
  securities, option contracts, futures contracts
  and foreign currency transactions .................      5,729          3,341
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions .....................     (5,642)         4,788
                                                        --------    -----------
 Net increase (decrease) in net assets
  resulting from operations .........................        203          8,231
                                                        --------    -----------
Distribution to Shareholders:
 Net investment income ..............................          0           (120)
 In excess of net investment income .................          0              0
 Net realized gains .................................          0         (1,600)
 In excess of net realized gains ....................          0              0
                                                        --------    -----------
  Total distributions ...............................          0         (1,720)
                                                        --------    -----------
Capital Share Transactions:
 Net proceeds from sales of shares ..................      8,383        199,915
 Dividends and distributions reinvested .............          0          1,720
 Cost of shares redeemed ............................     (5,978)      (206,716)
                                                        --------    -----------
  Increase (decrease) in net assets from
   capital share transactions .......................      2,405         (5,081)
                                                        --------    -----------
 Net increase (decrease) in net assets ..............      2,608          1,430
Net Assets:
 Beginning of period ................................     33,579         32,149
                                                        --------    -----------
 End of period ......................................   $ 36,187    $    33,579
                                                        ========    ===========
 Undistributed (distributions in excess of)
  net investment income .............................   $    249    $       133
                                                        ========    ===========
Share Activity:
 Shares outstanding - beginning of period ...........      2,351          2,664
                                                        --------    -----------
 Shares issued ......................................        603         16,282
 Shares issued - reinvestment of dividends and
  distributions .....................................          0            131
 Shares redeemed ....................................       (428)       (16,726)
                                                        --------    -----------
 Increase (decrease) in shares outstanding ..........        175           (313)
                                                        --------    -----------
 Shares outstanding - end of period .................      2,526          2,351
                                                        ========    ===========


                                                                  WRL                         WRL
                                                                   GE                     Third Avenue
                                                              U.S. Equity                    Value
                                                      ---------------------------- --------------------------
                                                         June 30,    December 31,    June 30,    December 31,
                                                           2000          1999          2000          1999
                                                      ------------- -------------- ------------ -------------
Operations:
 Net investment income (loss) .......................   $     447     $     676     $      198    $    321
 Net realized gain (loss) on investment
  securities, option contracts, futures contracts
  and foreign currency transactions .................       6,008        11,831          1,641        (541)
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions .....................      (5,607)       11,537          3,599       2,835
                                                        ---------     ---------     ----------    --------
 Net increase (decrease) in net assets
  resulting from operations .........................         848        24,044          5,438       2,615
                                                        ---------     ---------     ----------    --------
Distribution to Shareholders:
 Net investment income ..............................           0        (1,951)             0        (528)
 In excess of net investment income .................           0        (3,433)             0           0
 Net realized gains .................................           0        (7,646)             0           0
 In excess of net realized gains ....................           0             0              0           0
                                                        ---------     ---------     ----------    --------
  Total distributions ...............................           0       (13,030)             0        (528)
                                                        ---------     ---------     ----------    --------
Capital Share Transactions:
 Net proceeds from sales of shares ..................      45,610        94,251         43,207       7,369
 Dividends and distributions reinvested .............           0        13,030              0         528
 Cost of shares redeemed ............................     (21,170)      (49,831)       (17,888)     (8,973)
                                                        ---------     ---------     ----------    --------
  Increase (decrease) in net assets from
   capital share transactions .......................      24,440        57,450         25,319      (1,076)
                                                        ---------     ---------     ----------    --------
 Net increase (decrease) in net assets ..............      25,288        68,464         30,757       1,011
Net Assets:
 Beginning of period ................................     179,267       110,803         19,217      18,206
                                                        ---------     ---------     ----------    --------
 End of period ......................................   $ 204,555     $ 179,267     $   49,974    $ 19,217
                                                        =========     =========     ==========    ========
 Undistributed (distributions in excess of)
  net investment income .............................   $   1,399     $     952     $      319    $    121
                                                        =========     =========     ==========    ========
Share Activity:
 Shares outstanding - beginning of period ...........      11,352         7,684          1,838       1,960
                                                        ---------     ---------     ----------    --------
 Shares issued ......................................       2,935         6,084          3,478         790
 Shares issued - reinvestment of dividends and
  distributions .....................................           0           833              0          54
 Shares redeemed ....................................      (1,350)       (3,249)        (1,434)       (966)
                                                        ---------     ---------     ----------    --------
 Increase (decrease) in shares outstanding ..........       1,585         3,668          2,044        (122)
                                                        ---------     ---------     ----------    --------
 Shares outstanding - end of period .................      12,937        11,352          3,882       1,838
                                                        =========     =========     ==========    ========

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report / 143

Statements of Changes in Net Assets
For the Period Ended
All Amounts in Thousands
(unaudited)

                                                                 WRL                         WRL
                                                             J.P. Morgan                Goldman Sachs
                                                        Real Estate Securities             Growth
                                                      -------------------------- ---------------------------
                                                        June 30,   December 31,    June 30,    December 31,
                                                          2000         1999          2000         1999(1)
                                                      ----------- -------------- ------------ --------------
Operations:
 Net investment income (loss) .......................  $     138    $     181      $      4     $       4
 Net realized gain (loss) on investment
  securities, option contracts, futures contracts
  and foreign currency transactions .................        114         (230)          295            92
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions .....................        416         (168)           15         1,023
                                                       ---------    ---------      --------     ---------
 Net increase (decrease) in net assets
  resulting from operations .........................        668         (217)          314         1,119
                                                       ---------    ---------      --------     ---------
Distribution to Shareholders:
 Net investment income ..............................          0          (62)            0             0
 In excess of net investment income .................          0            0             0             0
 Net realized gains .................................          0            0             0             0
 In excess of net realized gains ....................          0            0             0             0
                                                       ---------    ---------      --------     ---------
  Total distributions ...............................          0          (62)            0             0
                                                       ---------    ---------      --------     ---------
Capital Share Transactions:
 Net proceeds from sales of shares ..................      7,672        7,173         8,312         8,740
 Dividends and distributions reinvested .............          0           62             0             0
 Cost of shares redeemed ............................     (5,430)      (6,171)       (2,432)       (1,655)
                                                       ---------    ---------      --------     ---------
  Increase (decrease) in net assets from
   capital share transactions .......................      2,242        1,064         5,880         7,085
                                                       ---------    ---------      --------     ---------
 Net increase (decrease) in net assets ..............      2,910          785         6,194         8,204
Net Assets:
 Beginning of period ................................      3,199        2,414         8,204             0
                                                       ---------    ---------      --------     ---------
 End of period ......................................  $   6,109    $   3,199      $ 14,398     $   8,204
                                                       =========    =========      ========     =========
 Undistributed (distributions in excess of)
  net investment income .............................  $     290    $     152      $    128     $     124
                                                       =========    =========      ========     =========
Share Activity:
 Shares outstanding - beginning of period ...........        397          284           698             0
                                                       ---------    ---------      --------     ---------
 Shares issued ......................................        867          829           721           860
 Shares issued - reinvestment of dividends and
  distributions .....................................          0            7             0             0
 Shares redeemed ....................................       (606)        (723)         (210)         (162)
                                                       ---------    ---------      --------     ---------
 Increase (decrease) in shares outstanding ..........        261          113           511           698
                                                       ---------    ---------      --------     ---------
 Shares outstanding - end of period .................        658          397         1,209           698
                                                       =========    =========      ========     =========


                                                                 WRL
                                                            Goldman Sachs
                                                              Small Cap
                                                      -------------------------
                                                        June 30,   December 31,
                                                          2000       1999(1)
                                                      ----------- -------------
Operations:
 Net investment income (loss) .......................  $      10    $      7
 Net realized gain (loss) on investment
  securities, option contracts, futures contracts
  and foreign currency transactions .................        (47)        218
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions .....................        145         242
                                                       ---------    --------
 Net increase (decrease) in net assets
  resulting from operations .........................        108         467
                                                       ---------    --------
Distribution to Shareholders:
 Net investment income ..............................          0          (7)
 In excess of net investment income .................          0         (93)
 Net realized gains .................................          0           0
 In excess of net realized gains ....................          0           0
                                                       ---------    ----------
  Total distributions ...............................          0        (100)
                                                       ---------    ----------
Capital Share Transactions:
 Net proceeds from sales of shares ..................      3,030       6,972
 Dividends and distributions reinvested .............          0         100
 Cost of shares redeemed ............................     (1,078)     (4,656)
                                                       ---------    ----------
  Increase (decrease) in net assets from
   capital share transactions .......................      1,952       2,416
                                                       ---------    ----------
 Net increase (decrease) in net assets ..............      2,060       2,783
Net Assets:
 Beginning of period ................................      2,783           0
                                                       ---------    ----------
 End of period ......................................  $   4,843    $  2,783
                                                       =========    ========
 Undistributed (distributions in excess of)
  net investment income .............................  $     129    $    119
                                                       =========    ========
Share Activity:
 Shares outstanding - beginning of period ...........        247           0
                                                       ---------    ----------
 Shares issued ......................................        261         678
 Shares issued - reinvestment of dividends and
  distributions .....................................          0           9
 Shares redeemed ....................................        (91)       (440)
                                                       ---------    ----------
 Increase (decrease) in shares outstanding ..........        170         247
                                                       ---------    ----------
 Shares outstanding - end of period .................        417         247
                                                       =========    ========

See accompanying notes which are an integral part of the financial statements.

144 / WRL Series Fund, Inc.

Statements of Changes in Net Assets
For the Period Ended
All Amounts in Thousands
(unaudited)

                                                                  WRL                         WRL
                                                             T. Rowe Price               T. Rowe Price
                                                            Dividend Growth                Small Cap
                                                      --------------------------- ---------------------------
                                                        June 30,    December 31,    June 30,    December 31,
                                                          2000         1999(1)        2000         1999(1)
                                                      ------------ -------------- ------------ --------------
Operations:
 Net investment income (loss) .......................   $     68     $      61      $    (47)    $     (19)
 Net realized gain (loss) on investment
  securities, option contracts, futures contracts
  and foreign currency transactions .................       (540)         (266)          552           441
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions .....................        828          (178)           76         2,037
                                                        --------     ---------      --------     ---------
 Net increase (decrease) in net assets
  resulting from operations .........................        356          (383)          581         2,459
                                                        --------     ---------      --------     ---------
Distribution to Shareholders:
 Net investment income ..............................          0             0             0             0
 In excess of net investment income .................          0             0             0          (300)
 Net realized gains .................................          0             0             0             0
 In excess of net realized gains ....................          0             0             0             0
                                                        --------     ---------      --------     ---------
  Total distributions ...............................          0             0             0          (300)
                                                        --------     ---------      --------     ---------
Capital Share Transactions:
 Net proceeds from sales of shares ..................      7,029        10,770        15,916        16,324
 Dividends and distributions reinvested .............          0             0             0           300
 Cost of shares redeemed ............................     (3,348)       (1,657)       (2,743)       (8,959)
                                                        --------     ---------      --------     ---------
  Increase (decrease) in net assets from
    capital share transactions ......................      3,681         9,113        13,173         7,665
                                                        --------     ---------      --------     ---------
 Net increase (decrease) in net assets ..............      4,037         8,730        13,754         9,824
Net Assets:
 Beginning of period ................................      8,730             0         9,824             0
                                                        --------     ---------      --------     ---------
 End of period ......................................   $ 12,767     $   8,730      $ 23,578     $   9,824
                                                        ========     =========      ========     =========
 Undistributed (distributions in excess of)
  net investment income .............................   $    128     $      60      $    212     $     259
                                                        ========     =========      ========     =========
Share Activity:
 Shares outstanding - beginning of period ...........        943             0           732             0
                                                        --------     ---------      --------     ---------
 Shares issued ......................................        773         1,120         1,113         1,510
 Shares issued - reinvestment of dividends and
  distributions .....................................          0             0             0            23
 Shares redeemed ....................................       (366)         (177)         (203)         (801)
                                                        --------     ---------      --------     ---------
 Increase (decrease) in shares outstanding ..........        407           943           910           732
                                                        --------     ---------      --------     ---------
 Shares outstanding - end of period .................      1,350           943         1,642           732
                                                        ========     =========      ========     =========


                                                                 WRL
                                                               Salomon
                                                               All Cap
                                                      --------------------------
                                                        June 30,    December 31,
                                                          2000        1999(1)
                                                      ------------ -------------
Operations:
 Net investment income (loss) .......................   $     80     $      31
 Net realized gain (loss) on investment
  securities, option contracts, futures contracts
  and foreign currency transactions .................      1,300           508
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions .....................        715           142
                                                        --------     ---------
 Net increase (decrease) in net assets
  resulting from operations .........................      2,095           681
                                                        --------     ---------
Distribution to Shareholders:
 Net investment income ..............................          0           (31)
 In excess of net investment income .................          0          (169)
 Net realized gains .................................          0             0
 In excess of net realized gains ....................          0             0
                                                        --------     ---------
  Total distributions ...............................          0          (200)
                                                        --------     ---------
Capital Share Transactions:
 Net proceeds from sales of shares ..................     26,340        12,041
 Dividends and distributions reinvested .............          0           200
 Cost of shares redeemed ............................     (8,882)       (6,036)
                                                        --------     ---------
  Increase (decrease) in net assets from
    capital share transactions ......................     17,458         6,205
                                                        --------     ---------
 Net increase (decrease) in net assets ..............     19,553         6,686
Net Assets:
 Beginning of period ................................      6,686             0
                                                        --------     ---------
 End of period ......................................   $ 26,239     $   6,686
                                                        ========     =========
 Undistributed (distributions in excess of)
  net investment income .............................   $    534     $     454
                                                        ========     =========
Share Activity:
 Shares outstanding - beginning of period ...........        598             0
                                                        --------     ---------
 Shares issued ......................................      2,126         1,140
 Shares issued - reinvestment of dividends and
  distributions .....................................          0            18
 Shares redeemed ....................................       (706)         (560)
                                                        --------     ---------
 Increase (decrease) in shares outstanding ..........      1,420           598
                                                        --------     ---------
 Shares outstanding - end of period .................      2,018           598
                                                        ========     =========

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report / 145

Statements of Changes in Net Assets
For the Period Ended
All Amounts in Thousands
(unaudited)

                                                                  WRL                        WRL
                                                             Pilgrim Baxter                Dreyfus
                                                             Mid Cap Growth                Mid Cap
                                                      ---------------------------  ------------------------
                                                         June 30,    December 31,   June 30,   December 31,
                                                           2000         1999(1)       2000       1999(1)
                                                      ------------- -------------  ----------  ------------
Operations:
 Net investment income (loss) .......................   $    (150)     $    (26)    $      9    $     5
 Net realized gain (loss) on investment
  securities, option contracts, futures contracts
  and foreign currency transactions .................        (721)        2,090          373         (6)
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions .....................       8,730         9,797          (14)       164
                                                        ---------      --------     --------    -------
 Net increase (decrease) in net assets
  resulting from operations .........................       7,859        11,861          368        163
                                                        ---------      --------     --------    -------

Distribution to Shareholders:
 Net investment income ..............................           0             0            0          0
 In excess of net investment income .................           0          (100)           0          0
 Net realized gains .................................           0             0            0          0
 In excess of net realized gains ....................           0             0            0          0
                                                        ---------      --------     --------    -------
  Total distributions ...............................           0          (100)           0          0
                                                        ---------      --------     --------    -------

Capital Share Transactions:
 Net proceeds from sales of shares ..................     173,198        34,054        5,591      4,485
 Dividends and distributions reinvested .............           0           100            0          0
 Cost of shares redeemed ............................     (19,630)       (8,714)      (2,706)    (1,264)
                                                        ---------      --------     --------    -------
  Increase (decrease) in net assets from
   capital share transactions .......................     153,568        25,440        2,885      3,221
                                                        ---------      --------     --------    -------
 Net increase (decrease) in net assets ..............     161,427        37,201        3,253      3,384

Net Assets:
 Beginning of period ................................      37,201             0        3,384          0
                                                        ---------      --------     --------    -------
 End of period ......................................   $ 198,628      $ 37,201     $  6,637    $ 3,384
                                                        =========      ========     ========    =======
 Undistributed (distributions in excess of)
  net investment income .............................   $   1,864      $  2,014     $     43    $    34
                                                        =========      ========     ========    =======

Share Activity:
 Shares outstanding - beginning of period ...........       2,096             0          316          0
                                                        ---------      --------     --------    -------
 Shares issued ......................................       8,128         2,765          495        440
 Shares issued - reinvestment of dividends and
  distributions .....................................           0             6            0          0
 Shares redeemed ....................................      (1,103)         (675)        (246)      (124)
                                                        ---------      --------     --------    -------
 Increase (decrease) in shares outstanding ..........       7,025         2,096          249        316
                                                        ---------      --------     --------    -------
 Shares outstanding - end of period .................       9,121         2,096          565        316
                                                        =========      ========     ========    =======

See accompanying notes which are an integral part of the financial statements.

146 /  WRL Series Fund, Inc.

Statements of Changes in Net Assets
For the Period Ended
All Amounts in Thousands
(unaudited)

                                                            WRL            WRL             WRL
                                                        Value Line        Great           Great
                                                        Aggressive     Companies -     Companies -
                                                          Growth       America(SM)    Technology(SM)
                                                       ------------   -------------   --------------
                                                         June 30,        June 30,         June 30,
                                                          2000(1)        2000(1)          2000(1)
                                                       ------------   -------------   --------------
Operations:
 Net investment income (loss) ......................    $     1         $      9        $     6
 Net realized gain (loss) on investment
  securities, option contracts, futures contracts
  and foreign currency transactions ................         10              (79)             0
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions ....................         26              695            350
                                                        -------         --------        -------
 Net increase (decrease) in net assets
  resulting from operations ........................         37              625            356
                                                        -------         --------        -------

Distribution to Shareholders:
 Net investment income .............................          0                0              0
 In excess of net investment income ................          0                0              0
 Net realized gains ................................          0                0              0
 In excess of net realized gains ...................          0                0              0
                                                        -------         --------        -------
  Total distributions ..............................          0                0              0
                                                        -------         --------        -------

Capital Share Transactions:
 Net proceeds from sales of shares .................      1,444           27,109         10,383
 Dividends and distributions reinvested ............          0                0              0
 Cost of shares redeemed ...........................         (2)          (1,689)           (69)
                                                        --------        --------        -------
  Increase (decrease) in net assets from
   capital share transactions ......................      1,442           25,420         10,314
                                                        -------         --------        -------
 Net increase (decrease) in net assets .............      1,479           26,045         10,670

Net Assets:
 Beginning of period ...............................          0                0              0
                                                        -------         --------        -------
 End of period .....................................    $ 1,479         $ 26,045       $ 10,670
                                                        =======         ========       ========
 Undistributed (distributions in excess of)
  net investment income ............................    $     1         $      9       $      6
                                                        =======         ========       ========

Share Activity:
 Shares outstanding - beginning of period ..........          0                0              0
                                                        -------         --------       --------
 Shares issued .....................................        141            2,668          1,032
 Shares issued - reinvestment of dividends and
  distributions ....................................          0                0              0
 Shares redeemed ...................................          0             (168)            (7)
                                                        -------         --------       --------
 Increase (decrease) in shares outstanding .........        141            2,500          1,025
                                                        -------         --------       --------
 Shares outstanding - end of period ................        141            2,500          1,025
                                                        ========        ========       ========

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report / 147

Financial Highlights
For the Period Ended
(unaudited)

                                                                      WRL J.P. Morgan Money Market
                                                                     ------------------------------
                                                                        June 30,     December 31,
                                                                     -------------- ---------------
                                                                          2000           1999
                                                                     -------------- ---------------
Net asset value, beginning of period ...............................   $    1.00      $    1.00
 Income from operations:
  Net investment income (loss) .....................................        0.03           0.05
  Net realized and unrealized gain (loss) on investments ...........        0.00           0.00
                                                                       ---------      ---------
   Net income (loss) from operations ...............................        0.03           0.05
                                                                       ---------      ---------

 Distributions:
  Dividends from net investment income .............................       (0.03)         (0.05)
  Dividends in excess of net investment income .....................        0.00           0.00
  Distributions from net realized gains on investments .............        0.00           0.00
  Distributions in excess of net realized gains on investments .....        0.00           0.00
                                                                       ---------      ---------
   Total distributions .............................................       (0.03)         (0.05)
                                                                       ---------      ---------
Net asset value, end of period .....................................   $    1.00      $    1.00
                                                                       =========      =========
Total return .......................................................      3.02 %         4.63 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 234,005      $ 429,811
  Ratio of expenses to average net assets ..........................      0.43 %         0.44 %
  Ratio of net investment income (loss) to average net assets ......      5.67 %         4.81 %
  Portfolio turnover rate ..........................................         n/a            n/a



                                                                                   WRL J.P. Morgan Money Market
                                                                     ---------------------------------------------------------
                                                                                           December 31,
                                                                     ---------------------------------------------------------
                                                                          1998           1997           1996          1995
                                                                     -------------- -------------- -------------- ------------
Net asset value, beginning of period ...............................   $    1.00      $    1.00      $    1.00     $   1.00
 Income from operations:
  Net investment income (loss) .....................................        0.05           0.05           0.05         0.05
  Net realized and unrealized gain (loss) on investments ...........        0.00           0.00           0.00         0.00
                                                                       ---------      ---------      ---------     --------
   Net income (loss) from operations ...............................        0.05           0.05           0.05         0.05
                                                                       ---------      ---------      ---------     --------

 Distributions:
  Dividends from net investment income .............................       (0.05)         (0.05)         (0.05)       (0.05)
  Dividends in excess of net investment income .....................        0.00           0.00           0.00         0.00
  Distributions from net realized gains on investments .............        0.00           0.00           0.00         0.00
  Distributions in excess of net realized gains on investments .....        0.00           0.00           0.00         0.00
                                                                       ---------      ---------      ---------     --------
   Total distributions .............................................       (0.05)         (0.05)         (0.05)       (0.05)
                                                                       ---------      ---------      ---------     --------
Net asset value, end of period .....................................   $    1.00      $    1.00      $    1.00     $   1.00
                                                                       =========      =========      =========     ========
Total return .......................................................      5.26 %         5.24 %         5.03 %       5.40 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 169,731      $ 119,708      $ 122,114     $ 80,544
  Ratio of expenses to average net assets ..........................      0.46 %         0.48 %         0.52 %       0.56 %
  Ratio of net investment income (loss) to average net assets ......      5.24 %         5.32 %         5.03 %       5.30 %
  Portfolio turnover rate ..........................................         n/a            n/a            n/a          n/a


                                                                            WRL AEGON Bond
                                                                     -----------------------------
                                                                        June 30,     December 31,
                                                                     -------------- --------------
                                                                          2000           1999
                                                                     -------------- --------------
Net asset value, beginning of period ...............................   $   10.61      $   11.59
 Income from operations:
  Net investment income (loss) .....................................        0.32           0.64
  Net realized and unrealized gain (loss) on investments ...........        0.06         ( 0.97)
                                                                       ---------      ---------
   Net income (loss) from operations ...............................        0.38         ( 0.33)
                                                                       ---------      ---------

 Distributions:
  Dividends from net investment income .............................        0.00         ( 0.65)
  Dividends in excess of net investment income .....................        0.00           0.00
  Distributions from net realized gains on investments .............        0.00           0.00
  Distributions in excess of net realized gains on investments .....        0.00           0.00
                                                                       ---------      ---------
   Total distributions .............................................        0.00         ( 0.65)
                                                                       ---------      ---------
Net asset value, end of period .....................................   $   10.99      $   10.61
                                                                       =========      =========
Total return .......................................................      3.58 %       ( 2.94)%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 132,990      $ 153,885
  Ratio of expenses to average net assets ..........................      0.52 %         0.53 %
  Ratio of net investment income (loss) to average net assets ......      6.04 %         5.67 %
  Portfolio turnover rate ..........................................     17.26 %        26.40 %



                                                                                          WRL AEGON Bond
                                                                     --------------------------------------------------------
                                                                                           December 31,
                                                                     --------------------------------------------------------
                                                                          1998           1997           1996         1995
                                                                     -------------- -------------- ------------- ------------
Net asset value, beginning of period ...............................   $   11.14      $   10.71      $  11.35     $   9.80
 Income from operations:
  Net investment income (loss) .....................................        0.64           0.65          0.64         0.69
  Net realized and unrealized gain (loss) on investments ...........        0.40           0.32        ( 0.64)        1.55
                                                                       ---------      ---------      --------     --------
   Net income (loss) from operations ...............................        1.04           0.97          0.00         2.24
                                                                       ---------      ---------      --------     --------

 Distributions:
  Dividends from net investment income .............................      ( 0.59)        ( 0.54)       ( 0.64)      ( 0.69)
  Dividends in excess of net investment income .....................        0.00           0.00          0.00         0.00
  Distributions from net realized gains on investments .............        0.00           0.00          0.00         0.00
  Distributions in excess of net realized gains on investments .....        0.00           0.00          0.00         0.00
                                                                       ---------      ---------      --------     --------
   Total distributions .............................................      ( 0.59)        ( 0.54)       ( 0.64)      ( 0.69)
                                                                       ---------      ---------      --------     --------
Net asset value, end of period .....................................   $   11.59      $   11.14      $  10.71     $  11.35
                                                                       =========      =========      ========     ========
Total return .......................................................      9.32 %         9.16 %        0.14 %      22.99 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 170,744      $ 129,654      $ 95,759     $ 96,972
  Ratio of expenses to average net assets ..........................      0.54 %         0.64 %        0.64 %       0.61 %
  Ratio of net investment income (loss) to average net assets ......      5.54 %         5.90 %        5.96 %       6.45 %
  Portfolio turnover rate ..........................................     51.60 %       213.03 %      187.72 %     120.54 %

See accompanying notes which are an integral part of the financial statements.

148 / WRL Series Fund, Inc.

Financial Highlights
For the Period Ended
(unaudited)

                                                                             WRL Janus Growth
                                                                     ---------------------------------
                                                                         June 30,       December 31,
                                                                     ---------------- ----------------
                                                                           2000             1999
                                                                     ---------------- ----------------
Net asset value, beginning of period ...............................    $    78.00       $    59.94
 Income from operations:
  Net investment income (loss) .....................................        ( 0.06)          ( 0.04)
  Net realized and unrealized gain (loss) on investments ...........        ( 1.47)           34.02
                                                                       -----------       ----------
   Net income (loss) from operations ...............................        ( 1.53)           33.98
                                                                       -----------       ----------

 Distributions:
  Dividends from net investment income .............................          0.00             0.00
  Dividends in excess of net investment income .....................          0.00           ( 1.17)
  Distributions from net realized gains on investments .............          0.00           (14.75)
  Distributions in excess of net realized gains on investments .....          0.00             0.00
                                                                       -----------       ----------
   Total distributions .............................................          0.00           (15.92)
                                                                       -----------       ----------
Net asset value, end of period .....................................    $    76.47       $    78.00
                                                                       ===========       ==========
Total return .......................................................     ( 1.96) %          59.67 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 4,149,337      $ 4,141,240
  Ratio of expenses to average net assets ..........................        0.79 %           0.82 %
  Ratio of net investment income (loss) to average net assets ......       (0.14)%          (0.05)%
  Portfolio turnover rate ..........................................       24.01 %          70.95 %



                                                                                      WRL Janus Growth
                                                                     ---------------------------------------------------
                                                                                        December 31,
                                                                     ---------------------------------------------------
                                                                           1998             1997             1996
                                                                     ---------------- ---------------- ----------------
Net asset value, beginning of period ...............................   $     36.84      $     35.00      $     31.66
 Income from operations:
  Net investment income (loss) .....................................          0.12             0.31             0.34
  Net realized and unrealized gain (loss) on investments ...........         23.49             5.88             5.35
                                                                        ----------       ----------       ----------
   Net income (loss) from operations ...............................         23.61             6.19             5.69
                                                                        ----------       ----------       ----------

 Distributions:
  Dividends from net investment income .............................        ( 0.09)          ( 0.26)          ( 0.35)
  Dividends in excess of net investment income .....................          0.00             0.00           ( 0.01)
  Distributions from net realized gains on investments .............        ( 0.42)          ( 4.09)          ( 1.99)
  Distributions in excess of net realized gains on investments .....          0.00             0.00             0.00
                                                                        ----------       ----------       ----------
   Total distributions .............................................        ( 0.51)          ( 4.35)          ( 2.35)
                                                                        ----------       ----------       ----------
Net asset value, end of period .....................................   $     59.94      $     36.84      $     35.00
                                                                        ==========       ==========       ==========
Total return .......................................................       64.47 %          17.54 %          17.96 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 3,086,057      $ 1,839,453      $ 1,527,409
  Ratio of expenses to average net assets ..........................        0.83 %           0.87 %           0.88 %
  Ratio of net investment income (loss) to average net assets ......        0.25 %           0.80 %           0.98 %
  Portfolio turnover rate ..........................................       35.29 %          85.88 %          45.21 %



                                                                     WRL Janus Growth
                                                                     ----------------
                                                                       December 31,
                                                                     ----------------
                                                                           1995
                                                                     ----------------
Net asset value, beginning of period ...............................   $     23.81
 Income from operations:
  Net investment income (loss) .....................................          0.26
  Net realized and unrealized gain (loss) on investments ...........         10.97
                                                                       -----------
   Net income (loss) from operations ...............................         11.23
                                                                       -----------

 Distributions:
  Dividends from net investment income .............................        ( 0.24)
  Dividends in excess of net investment income .....................          0.00
  Distributions from net realized gains on investments .............        ( 3.14)
  Distributions in excess of net realized gains on investments .....          0.00
                                                                       -----------
   Total distributions .............................................        ( 3.38)
                                                                       -----------
Net asset value, end of period .....................................   $     31.66
                                                                       ===========
Total return .......................................................       47.12 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 1,195,174
  Ratio of expenses to average net assets ..........................        0.86 %
  Ratio of net investment income (loss) to average net assets ......        0.90 %
  Portfolio turnover rate ..........................................      130.48 %


                                                                             WRL Janus Global
                                                                     ---------------------------------
                                                                         June 30,       December 31,
                                                                     ---------------- ----------------
                                                                           2000             1999
                                                                     ---------------- ----------------
Net asset value, beginning of period ...............................   $     37.46      $     23.71
 Income from operations:
  Net investment income (loss) .....................................          0.01           ( 0.04)
  Net realized and unrealized gain (loss) on investments ...........          0.65            16.42
                                                                       -----------      -----------
   Net income (loss) from operations ...............................          0.66            16.38
                                                                       -----------      -----------

 Distributions:
  Dividends from net investment income .............................          0.00             0.00
  Dividends in excess of net investment income .....................          0.00             0.00
  Distributions from net realized gains on investments .............          0.00           ( 2.63)
  Distributions in excess of net realized gains on investments .....          0.00             0.00
                                                                       -----------      -----------
   Total distributions .............................................          0.00           ( 2.63)
                                                                       -----------      -----------
Net asset value, end of period .....................................   $     38.12      $     37.46
                                                                       ===========      ===========
Total return .......................................................        1.75 %          71.10 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 2,132,143      $ 1,926,210
  Ratio of expenses to average net assets ..........................        0.87 %           0.92 %
  Ratio of net investment income (loss) to average net assets ......        0.07 %         ( 0.14)%
  Portfolio turnover rate ..........................................       44.31 %          68.10 %



                                                                                           WRL Janus Global
                                                                     -------------------------------------------------------------
                                                                                             December 31,
                                                                     -------------------------------------------------------------
                                                                           1998            1997           1996           1995
                                                                     ---------------- -------------- -------------- --------------
Net asset value, beginning of period ...............................   $     19.04      $   18.12      $   15.52      $   13.12
 Income from operations:
  Net investment income (loss) .....................................          0.05           0.08           0.08           0.10
  Net realized and unrealized gain (loss) on investments ...........          5.61           3.32           4.20           2.91
                                                                       -----------      ---------      ---------      ---------
   Net income (loss) from operations ...............................          5.66           3.40           4.28           3.01
                                                                       -----------      ---------      ---------      ---------
 Distributions:
  Dividends from net investment income .............................        ( 0.13)        ( 0.13)        ( 0.04)          0.00
  Dividends in excess of net investment income .....................          0.00         ( 1.01)        ( 0.17)          0.00
  Distributions from net realized gains on investments .............        ( 0.80)        ( 1.34)        ( 1.47)        ( 0.61)
  Distributions in excess of net realized gains on investments .....        ( 0.06)          0.00           0.00           0.00
                                                                       -----------      ---------      ---------      ---------
   Total distributions .............................................        ( 0.99)        ( 2.48)        ( 1.68)        ( 0.61)
                                                                       -----------      ---------      ---------      ---------
Net asset value, end of period .....................................   $     23.71      $   19.04      $   18.12      $   15.52
                                                                       ===========      =========      =========      =========
Total return .......................................................       30.01 %        18.75 %        27.74 %        23.06 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 1,069,765      $ 785,966      $ 534,820      $ 289,506
  Ratio of expenses to average net assets ..........................        0.95 %         1.00 %         0.99 %         0.99 %
  Ratio of net investment income (loss) to average net assets ......        0.23 %         0.41 %         0.46 %         0.75 %
  Portfolio turnover rate ..........................................       87.36 %        97.54 %        88.31 %       130.60 %

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report / 149

Financial Highlights
For the Period Ended
(unaudited)

                                                                       WRL LKCM Strategic Total
                                                                                Return
                                                                     -----------------------------
                                                                        June 30,     December 31,
                                                                     -------------- --------------
                                                                          2000           1999
                                                                     -------------- --------------
Net asset value, beginning of period ...............................   $   16.85      $   16.40
 Income from operations:
  Net investment income (loss) .....................................        0.18           0.34
  Net realized and unrealized gain (loss) on investments ...........      ( 0.56)          1.59
                                                                       ---------       --------
   Net income (loss) from operations ...............................      ( 0.38)          1.93
                                                                       ---------       --------
 Distributions:
  Dividends from net investment income .............................        0.00         ( 0.35)
  Dividends in excess of net investment income .....................        0.00           0.00
  Distributions from net realized gains on investments .............        0.00         ( 1.13)
  Distributions in excess of net realized gains on investments .....        0.00           0.00
                                                                       ---------       --------
   Total distributions .............................................        0.00         ( 1.48)
                                                                       ---------       --------
Net asset value, end of period .....................................   $   16.47      $   16.85
                                                                       =========      =========
Total return .......................................................     (2.21)%        12.07 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 579,684      $ 624,416
  Ratio of expenses to average net assets ..........................      0.84 %         0.86 %
  Ratio of net investment income (loss) to average net assets ......      2.23 %         2.02 %
  Portfolio turnover rate ..........................................     34.89 %        45.42 %



                                                                                   WRL LKCM Strategic Total Return
                                                                     -----------------------------------------------------------
                                                                                            December 31,
                                                                     -----------------------------------------------------------
                                                                          1998           1997           1996           1995
                                                                     -------------- -------------- -------------- --------------
Net asset value, beginning of period ...............................   $   15.62       $  13.97      $   12.86      $   10.90
 Income from operations:
  Net investment income (loss) .....................................        0.39           0.37           0.37           0.37
  Net realized and unrealized gain (loss) on investments ...........        1.09           2.68           1.56           2.33
                                                                         -------       --------      ---------      ---------
   Net income (loss) from operations ...............................        1.48           3.05           1.93           2.70
                                                                         -------       --------      ---------      ---------

 Distributions:
  Dividends from net investment income .............................       (0.38)         (0.35)         (0.32)         (0.37)
  Dividends in excess of net investment income .....................        0.00          (0.03)          0.00           0.00
  Distributions from net realized gains on investments .............       (0.32)         (1.02)         (0.50)         (0.37)
  Distributions in excess of net realized gains on investments .....        0.00           0.00           0.00           0.00
                                                                       ---------       --------      ---------      ---------
   Total distributions .............................................       (0.70)         (1.40)         (0.82)         (0.74)
                                                                       ---------       --------      ---------      ---------
Net asset value, end of period .....................................   $   16.40      $   15.62      $   13.97      $   12.86
                                                                       =========      =========      =========      =========
Total return .......................................................      9.64 %        21.85 %        15.00 %        24.66 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 592,312      $ 526,577      $ 390,141      $ 256,806
  Ratio of expenses to average net assets ..........................      0.86 %         0.88 %         0.91 %         0.87 %
  Ratio of net investment income (loss) to average net assets ......      2.43 %         2.43 %         2.72 %         3.07 %
  Portfolio turnover rate ..........................................     49.20 %        48.20 %        49.32 %        52.59 %


                                                                         WRL VKAM Emerging Growth
                                                                     ---------------------------------
                                                                         June 30,       December 31,
                                                                     ---------------- ----------------
                                                                           2000             1999
                                                                     ---------------- ----------------
Net asset value, beginning of period ...............................   $     46.01      $     26.92
 Income from operations:
  Net investment income (loss) .....................................        ( 0.10)          ( 0.15)
  Net realized and unrealized gain (loss) on investments ...........          5.30            26.83
                                                                       -----------      -----------
   Net income (loss) from operations ...............................          5.20            26.68
                                                                       -----------      -----------

 Distributions:
  Dividends from net investment income .............................          0.00             0.00
  Dividends in excess of net investment income .....................          0.00           ( 0.21)
  Distributions from net realized gains on investments .............          0.00           ( 7.38)
  Distributions in excess of net realized gains on investments .....          0.00             0.00
                                                                       -----------      -----------
   Total distributions .............................................          0.00           ( 7.59)
                                                                       -----------      -----------
Net asset value, end of period .....................................   $     51.21      $     46.01
                                                                       ===========      ===========
Total return .......................................................       11.32 %         105.16 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 2,359,085      $ 1,916,025
  Ratio of expenses to average net assets ..........................        0.83 %           0.87 %
  Ratio of net investment income (loss) to average net assets ......       (0.39)%          (0.44)%
  Portfolio turnover rate ..........................................       57.76 %         117.72 %



                                                                                      WRL VKAM Emerging Growth
                                                                     -----------------------------------------------------------
                                                                                            December 31,
                                                                     -----------------------------------------------------------
                                                                          1998           1997           1996           1995
                                                                     -------------- -------------- -------------- --------------
Net asset value, beginning of period ...............................   $   20.37      $   18.46      $   16.25       $  11.55
 Income from operations:
  Net investment income (loss) .....................................       (0.08)         (0.05)         (0.04)          0.01
  Net realized and unrealized gain (loss) on investments ...........        7.56           4.03           3.10           5.42
                                                                       ---------      ---------      ---------      ---------
   Net income (loss) from operations ...............................        7.48           3.98           3.06           5.43
                                                                       ---------      ---------      ---------      ---------

 Distributions:
  Dividends from net investment income .............................        0.00           0.00           0.00           0.00
  Dividends in excess of net investment income .....................        0.00           0.00           0.00           0.00
  Distributions from net realized gains on investments .............       (0.93)         (2.07)         (0.85)         (0.73)
  Distributions in excess of net realized gains on investments .....        0.00           0.00           0.00           0.00
                                                                       ---------      ---------      ---------      ---------
   Total distributions .............................................       (0.93)         (2.07)         (0.85)         (0.73)
                                                                       ---------      ---------      ---------      ---------
Net asset value, end of period .....................................   $   26.92      $   20.37      $   18.46      $   16.25
                                                                       =========      =========      =========      =========
Total return .......................................................     37.33 %        21.45 %        18.88 %        46.79 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 853,440      $ 592,003      $ 431,454      $ 288,519
  Ratio of expenses to average net assets ..........................      0.89 %         0.93 %         0.94 %         0.91 %
  Ratio of net investment income (loss) to average net assets ......     (0.36)%        (0.27)%        (0.24)%         0.03 %
  Portfolio turnover rate ..........................................     99.50 %        99.78 %        80.02 %       124.13 %

See accompanying notes which are an integral part of the financial statements.

150 / WRL Series Fund, Inc.

Financial Highlights
For the Period Ended
(unaudited)


                                                                        WRL Alger Aggressive Growth
                                                                     ---------------------------------
                                                                         June 30,       December 31,
                                                                     ---------------- ----------------
                                                                           2000             1999
                                                                     ---------------- ----------------
Net asset value, beginning of period ...............................   $     33.28      $     22.44
 Income from operations:
  Net investment income (loss) .....................................         (0.09)           (0.15)
  Net realized and unrealized gain (loss) on investments ...........         (2.36)           14.95
                                                                       -----------      -----------
   Net income (loss) from operations ...............................         (2.45)           14.80
                                                                       -----------      -----------

 Distributions:
  Dividends from net investment income .............................          0.00            (0.16)
  Dividends in excess of net investment income .....................          0.00            (1.38)
  Distributions from net realized gains on investments .............          0.00            (2.42)
  Distributions in excess of net realized gains on investments .....          0.00             0.00
                                                                       -----------      -----------
   Total distributions .............................................          0.00            (3.96)
                                                                       -----------      -----------
Net asset value, end of period .....................................   $     30.83      $     33.28
                                                                       ===========      ===========
Total return .......................................................       (7.34)%          69.02 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 1,194,640      $ 1,117,511
  Ratio of expenses to average net assets ..........................        0.85 %           0.89 %
  Ratio of net investment income (loss) to average net assets ......       (0.52)%          (0.56)%
  Portfolio turnover rate ..........................................       39.23 %         101.71 %



                                                                                     WRL Alger Aggressive Growth
                                                                     -----------------------------------------------------------
                                                                                            December 31,
                                                                     -----------------------------------------------------------
                                                                          1998           1997           1996           1995
                                                                     -------------- -------------- -------------- --------------
Net asset value, beginning of period ...............................   $   16.04      $   14.18      $   13.25      $    9.86
 Income from operations:
  Net investment income (loss) .....................................       (0.04)         (0.01)         (0.01)         (0.06)
  Net realized and unrealized gain (loss) on investments ...........        7.68           3.44           1.38           3.96
                                                                       ---------      ---------      ---------      ---------
   Net income (loss) from operations ...............................        7.64           3.43           1.37           3.90
                                                                       ---------      ---------      ---------      ---------
 Distributions:
  Dividends from net investment income .............................        0.00           0.00           0.00           0.00
  Dividends in excess of net investment income .....................       (0.05)         (0.42)         (0.19)          0.00
  Distributions from net realized gains on investments .............       (1.19)         (1.15)         (0.25)         (0.51)
  Distributions in excess of net realized gains on investments .....        0.00           0.00           0.00           0.00
                                                                       ---------      ---------      ---------      ---------
   Total distributions .............................................       (1.24)         (1.57)         (0.44)         (0.51)
                                                                       ---------      ---------      ---------      ---------
Net asset value, end of period .....................................   $   22.44      $   16.04      $   14.18      $   13.25
                                                                       =========      =========      =========      =========
Total return .......................................................     48.69 %        24.25 %        10.45 %        38.02 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 574,164      $ 336,166      $ 220,552      $ 158,534
  Ratio of expenses to average net assets ..........................      0.91 %         0.96 %         0.98 %         1.07 %
  Ratio of net investment income (loss) to average net assets ......     (0.21)%        (0.06)%        (0.10)%        (0.48)%
  Portfolio turnover rate ..........................................    117.44 %       136.18 %       101.28 %       108.04 %


                                                                          WRL AEGON Balanced
                                                                     -----------------------------
                                                                        June 30,     December 31,
                                                                     -------------- --------------
                                                                          2000           1999
                                                                     -------------- --------------
Net asset value, beginning of period ...............................   $   12.66      $   12.54
 Income from operations:
  Net investment income (loss) .....................................        0.13           0.26
  Net realized and unrealized gain (loss) on investments ...........      ( 0.19)          0.12
                                                                       ---------      ---------
   Net income (loss) from operations ...............................      ( 0.06)          0.38
                                                                       ---------      ---------

 Distributions:
  Dividends from net investment income .............................        0.00         ( 0.26)
  Dividends in excess of net investment income .....................        0.00           0.00
  Distributions from net realized gains on investments .............        0.00           0.00
  Distributions in excess of net realized gains on investments .....        0.00           0.00
                                                                       ---------      ---------
   Total distributions .............................................        0.00         ( 0.26)
                                                                       ---------      ---------
Net asset value, end of period .....................................   $   12.60      $   12.66
                                                                       =========      =========
Total return .......................................................     (0.45)%         3.03 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 103,159      $ 108,473
  Ratio of expenses to average net assets ..........................      0.87 %         0.89 %
  Ratio of net investment income (loss) to average net assets ......      2.01 %         2.06 %
  Portfolio turnover rate ..........................................     29.86 %        74.88 %



                                                                                       WRL AEGON Balanced
                                                                     ------------------------------------------------------
                                                                                          December 31,
                                                                     ------------------------------------------------------
                                                                          1998          1997          1996         1995
                                                                     ------------- ------------- ------------- ------------
Net asset value, beginning of period ...............................   $  12.01      $  11.39      $  10.63     $   9.24
 Income from operations:
  Net investment income (loss) .....................................       0.35          0.38          0.34         0.44
  Net realized and unrealized gain (loss) on investments ...........       0.47          1.56          0.80         1.38
                                                                       --------      --------      --------     --------
   Net income (loss) from operations ...............................       0.82          1.94          1.14         1.82
                                                                       --------      --------      --------     --------

 Distributions:
  Dividends from net investment income .............................      (0.28)        (0.36)        (0.28)       (0.43)
  Dividends in excess of net investment income .....................       0.00         (0.30)         0.00         0.00
  Distributions from net realized gains on investments .............       0.00         (0.66)        (0.10)        0.00
  Distributions in excess of net realized gains on investments .....      (0.01)         0.00          0.00         0.00
                                                                       --------      --------      --------     --------
   Total distributions .............................................      (0.29)        (1.32)        (0.38)       (0.43)
                                                                       --------      --------      --------     --------
Net asset value, end of period .....................................   $  12.54      $  12.01      $  11.39     $  10.63
                                                                       ========      ========      ========     ========
Total return .......................................................     6.93 %       17.10 %       10.72 %      19.80 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 95,000      $ 73,451      $ 49,331     $ 31,114
  Ratio of expenses to average net assets ..........................     0.91 %        0.94 %        0.97 %       0.97 %
  Ratio of net investment income (loss) to average net assets ......     2.89 %        3.13 %        3.14 %       4.38 %
  Portfolio turnover rate ..........................................    83.94 %       77.06 %       76.90 %      98.55 %

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report / 151

Financial Highlights
For the Period Ended
(unaudited)

                                                                       WRL Federated Growth &
                                                                               Income
                                                                     ---------------------------
                                                                        June 30,   December 31,
                                                                     ------------- -------------
                                                                          2000          1999
                                                                     ------------- -------------
Net asset value, beginning of period ...............................   $  10.91      $  12.28
 Income from operations:
  Net investment income (loss) .....................................       0.25          0.48
  Net realized and unrealized gain (loss) on investments ...........       0.49        ( 1.00)
                                                                       --------      --------
   Net income (loss) from operations ...............................       0.74        ( 0.52)
                                                                       --------      --------

 Distributions:
  Dividends from net investment income .............................       0.00        ( 0.73)
  Dividends in excess of net investment income .....................       0.00        ( 0.02)
  Distributions from net realized gains on investments .............       0.00        ( 0.10)
  Distributions in excess of net realized gains on investments .....       0.00          0.00
                                                                       --------      --------
   Total distributions .............................................       0.00        ( 0.85)
                                                                       --------      --------
Net asset value, end of period .....................................   $  11.65      $  10.91
                                                                       ========      ========
Total return .......................................................     6.85 %      ( 4.45)%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 89,374      $ 76,280
  Ratio of expenses to average net assets ..........................     0.85 %        0.89 %
  Ratio of net investment income (loss) to average net assets ......     4.51 %        4.01 %
  Portfolio turnover rate ..........................................    67.53 %      117.14 %



                                                                                 WRL Federated Growth & Income
                                                                     ------------------------------------------------------
                                                                                          December 31,
                                                                     ------------------------------------------------------
                                                                          1998          1997          1996         1995
                                                                     ------------- ------------- ------------- ------------
Net asset value, beginning of period ...............................   $  12.56      $  11.76      $  11.12     $   9.30
 Income from operations:
  Net investment income (loss) .....................................       0.53          0.49          0.42         0.46
  Net realized and unrealized gain (loss) on investments ...........      (0.16)         2.35          0.87         1.93
                                                                       --------      ---------     --------     --------
   Net income (loss) from operations ...............................       0.37          2.84          1.29         2.39
                                                                        -------      --------      --------     --------

 Distributions:
  Dividends from net investment income .............................      (0.55)        (0.43)        (0.33)       (0.46)
  Dividends in excess of net investment income .....................       0.00         (0.59)         0.00         0.00
  Distributions from net realized gains on investments .............      (0.10)        (1.02)        (0.32)       (0.11)
  Distributions in excess of net realized gains on investments .....       0.00          0.00          0.00         0.00
                                                                       --------      --------      --------     --------
   Total distributions .............................................      (0.65)        (2.04)        (0.65)       (0.57)
                                                                       --------      --------      --------     --------
Net asset value, end of period .....................................   $  12.28      $  12.56      $  11.76     $  11.12
                                                                       ========      ========      ========     ========
Total return .......................................................     3.05 %       24.65 %       11.64 %      25.25 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 87,616      $ 60,492      $ 38,115     $ 24,607
  Ratio of expenses to average net assets ..........................     0.90 %        0.96 %        1.00 %       1.00 %
  Ratio of net investment income (loss) to average net assets ......     4.35 %        3.84 %        3.73 %       4.56 %
  Portfolio turnover rate ..........................................    97.17 %      155.77 %       68.53 %      78.34 %


                                                                       WRL Dean Asset Allocation
                                                                     -----------------------------
                                                                        June 30,     December 31,
                                                                     -------------- --------------
                                                                          2000           1999
                                                                     -------------- --------------
Net asset value, beginning of period ...............................   $   12.13      $   13.35
 Income from operations:
  Net investment income (loss) .....................................        0.20           0.39
  Net realized and unrealized gain (loss) on investments ...........      ( 0.05)        ( 1.14)
                                                                       ---------      ---------
   Net income (loss) from operations ...............................        0.15         ( 0.75)
                                                                       ---------      ---------

 Distributions:
  Dividends from net investment income .............................        0.00         ( 0.41)
  Dividends in excess of net investment income .....................        0.00           0.00
  Distributions from net realized gains on investments .............        0.00         ( 0.04)
  Distributions in excess of net realized gains on investments .....        0.00         ( 0.02)
                                                                       ---------      ---------
   Total distributions .............................................        0.00         ( 0.47)
                                                                       ---------      ---------
Net asset value, end of period .....................................   $   12.28      $   12.13
                                                                       =========      =========
Total return .......................................................      1.26 %        (5.64)%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 195,143      $ 261,707
  Ratio of expenses to average net assets ..........................      0.86 %         0.87 %
  Ratio of net investment income (loss) to average net assets ......      3.32 %         2.99 %
  Portfolio turnover rate ..........................................     12.57 %        88.78 %



                                                                                      WRL Dean Asset Allocation
                                                                     -----------------------------------------------------------
                                                                                            December 31,
                                                                     -----------------------------------------------------------
                                                                          1998           1997           1996          1995(1)
                                                                     -------------- -------------- -------------- --------------
Net asset value, beginning of period ...............................   $   13.61      $   12.61      $   11.49      $   10.00
 Income from operations:
  Net investment income (loss) .....................................        0.41           0.36           0.33           0.41
  Net realized and unrealized gain (loss) on investments ...........        0.71           1.72           1.33           1.93
                                                                       ---------      ---------      ---------      ---------
   Net income (loss) from operations ...............................        1.12           2.08           1.66           2.34
                                                                       ---------      ---------      ---------      ---------

 Distributions:
  Dividends from net investment income .............................      ( 0.39)        ( 0.33)        ( 0.30)        ( 0.41)
  Dividends in excess of net investment income .....................        0.00         ( 0.19)          0.00           0.00
  Distributions from net realized gains on investments .............      ( 0.99)        ( 0.56)        ( 0.24)        ( 0.44)
  Distributions in excess of net realized gains on investments .....        0.00           0.00           0.00           0.00
                                                                       ---------      ---------      ---------      ---------
   Total distributions .............................................      ( 1.38)        ( 1.08)        ( 0.54)        ( 0.85)
                                                                       ---------      ---------      ---------      ---------
Net asset value, end of period .....................................   $   13.35      $   13.61      $   12.61      $   11.49
                                                                       =========      =========      =========      =========
Total return .......................................................      8.33 %        16.59 %        14.42 %        20.09 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 365,738      $ 302,745      $ 206,172      $ 120,531
  Ratio of expenses to average net assets ..........................      0.86 %         0.87 %         0.90 %         0.93 %
  Ratio of net investment income (loss) to average net assets ......      2.93 %         2.65 %         2.78 %         3.76 %
  Portfolio turnover rate ..........................................     76.62 %        63.76 %        98.97 %        38.68 %

See accompanying notes which are an integral part of the financial statements.

152 / WRL Series Fund, Inc.

Financial Highlights
For the Period Ended
(unaudited)

                                                                         WRL C.A.S.E. Growth
                                                                     ---------------------------
                                                                        June 30,   December 31,
                                                                     ------------- -------------
                                                                          2000          1999
                                                                     ------------- -------------
Net asset value, beginning of period ...............................   $  15.70      $  12.99
 Income from operations:
  Net investment income (loss) .....................................      (0.01)        (0.05)
  Net realized and unrealized gain (loss) on investments ...........      (0.14)         4.38
                                                                       --------      --------
   Net income (loss) from operations ...............................      (0.15)         4.33
                                                                       --------      --------

 Distributions:
  Dividends from net investment income .............................       0.00         (0.66)
  Dividends in excess of net investment income .....................       0.00         (0.96)
  Distributions from net realized gains on investments .............       0.00          0.00
  Distributions in excess of net realized gains on investments .....       0.00          0.00
                                                                       --------      --------
   Total distributions .............................................       0.00         (1.62)
                                                                       --------      --------
Net asset value, end of period .....................................   $  15.55      $  15.70
                                                                       ========      ========
Total return .......................................................    (1.01)%       33.84 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 96,462      $ 93,608
  Ratio of expenses to average net assets ..........................     0.98 %        1.00 %
  Ratio of net investment income (loss) to average net assets ......    (0.15)%       (0.36)%
  Portfolio turnover rate ..........................................    98.22 %      143.52 %



                                                                                       WRL C.A.S.E. Growth
                                                                     -------------------------------------------------------
                                                                                          December 31,
                                                                     -------------------------------------------------------
                                                                          1998          1997          1996        1995(1)
                                                                     ------------- ------------- ------------- -------------
Net asset value, beginning of period ...............................   $  14.01      $  13.42      $  11.66       $  10.00
 Income from operations:
  Net investment income (loss) .....................................       0.02          0.04          0.12           0.12
  Net realized and unrealized gain (loss) on investments ...........       0.31          1.95          1.92           2.49
                                                                       --------      --------      --------       --------
   Net income (loss) from operations ...............................       0.33          1.99          2.04           2.61
                                                                       --------      --------      --------       --------

 Distributions:
  Dividends from net investment income .............................     ( 0.36)       ( 0.03)       ( 0.05)        ( 0.12)
  Dividends in excess of net investment income .....................     ( 0.90)       ( 1.23)         0.00           0.00
  Distributions from net realized gains on investments .............     ( 0.09)       ( 0.14)       ( 0.23)        ( 0.83)
  Distributions in excess of net realized gains on investments .....       0.00          0.00          0.00           0.00
                                                                       --------      --------      --------       --------
   Total distributions .............................................     ( 1.35)       ( 1.40)       ( 0.28)        ( 0.95)
                                                                       --------      --------      --------       --------
Net asset value, end of period .....................................   $  12.99      $  14.01      $  13.42       $  11.66
                                                                       ========      ========      ========       ========
Total return .......................................................     2.47 %       15.03 %       17.50 %        20.65 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 69,401      $ 60,596      $ 26,559       $  2,578
  Ratio of expenses to average net assets ..........................     1.00 %        1.00 %        1.00 %         1.00 %
  Ratio of net investment income (loss) to average net assets ......     0.14 %        0.25 %        0.94 %         1.02 %
  Portfolio turnover rate ..........................................   205.28 %      196.50 %      160.27 %       121.62 %


                                                                         WRL NWQ Value Equity
                                                                     -----------------------------
                                                                        June 30,     December 31,
                                                                     -------------- --------------
                                                                          2000           1999
                                                                     -------------- --------------
Net asset value, beginning of period ...............................   $   12.77      $   12.12
 Income from operations:
  Net investment income (loss) .....................................        0.06           0.10
  Net realized and unrealized gain (loss) on investments ...........        0.17           0.85
                                                                       ---------      ---------
   Net income (loss) from operations ...............................        0.23           0.95
                                                                       ---------      ---------

 Distributions:
  Dividends from net investment income .............................        0.00          (0.10)
  Dividends in excess of net investment income .....................        0.00           0.00
  Distributions from net realized gains on investments .............        0.00           0.00
  Distributions in excess of net realized gains on investments .....        0.00          (0.20)
                                                                       ---------      ---------
   Total distributions .............................................        0.00          (0.30)
                                                                       ---------      ---------
Net asset value, end of period .....................................   $   13.00      $   12.77
                                                                       =========      =========
Total return .......................................................      1.80 %         7.95 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 135,204      $ 137,158
  Ratio of expenses to average net assets ..........................      0.87 %         0.90 %
  Ratio of net investment income (loss) to average net assets ......      0.99 %         0.77 %
  Portfolio turnover rate ..........................................     27.50 %        34.19 %



                                                                                WRL NWQ Value Equity
                                                                     -------------------------------------------
                                                                                    December 31,
                                                                     -------------------------------------------
                                                                          1998           1997         1996(1)
                                                                     -------------- -------------- -------------
Net asset value, beginning of period ...............................   $   13.90      $   11.27      $  10.00
 Income from operations:
  Net investment income (loss) .....................................        0.12           0.12          0.10
  Net realized and unrealized gain (loss) on investments ...........       (0.78)          2.69          1.23
                                                                       ---------      ---------      --------
   Net income (loss) from operations ...............................       (0.66)          2.81          1.33
                                                                       ---------      ---------      --------

 Distributions:
  Dividends from net investment income .............................       (0.13)         (0.09)        (0.04)
  Dividends in excess of net investment income .....................       (0.12)         (0.07)         0.00
  Distributions from net realized gains on investments .............       (0.62)         (0.02)        (0.02)
  Distributions in excess of net realized gains on investments .....       (0.25)          0.00          0.00
                                                                       ---------      ---------      --------
   Total distributions .............................................       (1.12)         (0.18)        (0.06)
                                                                       ---------      ---------      --------
Net asset value, end of period .....................................   $   12.12      $   13.90      $  11.27
                                                                       =========      =========      ========
Total return .......................................................     (4.78)%        25.04 %       13.19 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 157,157      $ 173,435      $ 49,394
  Ratio of expenses to average net assets ..........................      0.89 %         0.89 %        1.00 %
  Ratio of net investment income (loss) to average net assets ......      0.89 %         0.90 %        0.89 %
  Portfolio turnover rate ..........................................     43.60 %        17.28 %        7.93 %

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report / 153

Financial Highlights
For the Period Ended
(unaudited)

                                                                                   WRL GE International Equity
                                                                     -------------------------------------------------------
                                                                        June 30,                 December 31,
                                                                     ------------- -----------------------------------------
                                                                          2000          1999          1998        1997(1)
                                                                     ------------- ------------- ------------- -------------
Net asset value, beginning of period ...............................   $  14.28      $  12.07      $  10.70      $  10.00
 Income from operations:
  Net investment income (loss) .....................................       0.05          0.04          0.03          0.02
  Net realized and unrealized gain (loss) on investments ...........       0.00          2.90          1.35          0.73
                                                                       --------      --------      --------      --------
   Net income (loss) from operations ...............................       0.05          2.94          1.38          0.75
                                                                       --------      --------      --------      --------

 Distributions:
  Dividends from net investment income .............................       0.00         (0.05)        (0.01)        (0.01)
  Dividends in excess of net investment income .....................       0.00          0.00          0.00         (0.04)
  Distributions from net realized gains on investments .............       0.00         (0.68)         0.00          0.00
  Distributions in excess of net realized gains on investments .....       0.00          0.00          0.00          0.00
                                                                       --------      --------      --------      --------
   Total distributions .............................................       0.00         (0.73)        (0.01)        (0.05)
                                                                       --------      --------      --------      --------
Net asset value, end of period .....................................   $  14.33      $  14.28      $  12.07      $  10.70
                                                                       ========      ========      ========      ========
Total return .......................................................     0.33 %       24.95 %       12.85 %        7.50 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 36,187      $ 33,579      $ 32,149      $ 19,795
  Ratio of expenses to average net assets ..........................     1.40 %        1.50 %        1.50 %        1.50 %
  Ratio of net investment income (loss) to average net assets ......     0.66 %        0.31 %        0.30 %        0.18 %
  Portfolio turnover rate ..........................................    89.68 %       99.77 %       71.74 %       54.33 %


                                                                                         WRL GE U.S. Equity
                                                                     ----------------------------------------------------------
                                                                        June 30,                   December 31,
                                                                     -------------- -------------------------------------------
                                                                          2000           1999           1998         1997(1)
                                                                     -------------- -------------- -------------- -------------
Net asset value, beginning of period ...............................   $   15.79     $    14.42     $    12.23     $   10.00
 Income from operations:
  Net investment income (loss) .....................................        0.04           0.07           0.09          0.09
  Net realized and unrealized gain (loss) on investments ...........       (0.02)          2.55           2.69          2.60
                                                                       ---------     ----------     ----------     ---------
   Net income (loss) from operations ...............................        0.02           2.62           2.78          2.69
                                                                       ---------     ----------     ----------     ---------

 Distributions:
  Dividends from net investment income .............................        0.00          (0.18)         (0.15)        (0.04)
  Dividends in excess of net investment income .....................        0.00          (0.33)         (0.33)        (0.38)
  Distributions from net realized gains on investments .............        0.00          (0.74)         (0.11)        (0.04)
  Distributions in excess of net realized gains on investments .....        0.00           0.00           0.00          0.00
                                                                       ---------      ---------      ---------      --------
   Total distributions .............................................        0.00          (1.25)         (0.59)        (0.46)
                                                                       ---------      ---------      ---------      --------
Net asset value, end of period .....................................   $   15.81      $   15.79      $   14.42      $  12.23
                                                                       =========      =========      =========      ========
Total return .......................................................      0.12 %        18.41 %        22.87 %       27.01 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 204,555      $ 179,267      $ 110,803      $ 42,951
  Ratio of expenses to average net assets ..........................      0.88 %         0.93 %         1.05 %        1.30 %
  Ratio of net investment income (loss) to average net assets ......      0.47 %         0.46 %         0.67 %        0.75 %
  Portfolio turnover rate ..........................................     19.38 %        44.01 %        63.08 %       92.35 %

See accompanying notes which are an integral part of the financial statements.

154 / WRL Series Fund, Inc.

Financial Highlights
For the Period Ended
(unaudited)

                                                                                  WRL Third Avenue Value
                                                                       ---------------------------------------------
                                                                          June 30,             December 31,
                                                                       -------------   -----------------------------
                                                                            2000            1999          1998(1)
                                                                       -------------   -------------   -------------
Net asset value, beginning of period ...............................     $  10.45        $   9.29        $  10.00
 Income from operations:
  Net investment income (loss) .....................................         0.07            0.16            0.06
  Net realized and unrealized gain (loss) on investments ...........         2.35            1.28           (0.74)
                                                                         --------        --------        --------
   Net income (loss) from operations ...............................         2.42            1.44           (0.68)
                                                                         --------        --------        --------

 Distributions:
  Dividends from net investment income .............................         0.00           (0.28)          (0.03)
  Dividends in excess of net investment income .....................         0.00            0.00            0.00
  Distributions from net realized gains on investments .............         0.00            0.00            0.00
  Distributions in excess of net realized gains on investments .....         0.00            0.00            0.00
                                                                         --------        --------        --------
   Total distributions .............................................         0.00           (0.28)          (0.03)
                                                                         --------        --------        --------
Net asset value, end of period .....................................     $  12.87        $  10.45        $   9.29
                                                                         ========        ========        ========
Total return .......................................................      23.15 %         15.72 %         (6.84)%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................     $ 49,974        $ 19,217        $ 18,206
  Ratio of expenses to average net assets ..........................       0.95 %          1.00 %          1.00 %
  Ratio of net investment income (loss) to average net assets ......       1.13 %          1.76 %          0.63 %
  Portfolio turnover rate ..........................................      17.37 %          9.56 %          4.35 %


                                                                                     WRL J.P. Morgan
                                                                                 Real Estate Securities
                                                                       -------------------------------------------
                                                                         June 30,             December 31,
                                                                       ------------   ----------------------------
                                                                           2000           1999          1998(1)
                                                                       ------------   ------------   -------------
Net asset value, beginning of period ...............................     $   8.06       $   8.51       $  10.00
 Income from operations:
  Net investment income (loss) .....................................         0.26           0.49           0.36
  Net realized and unrealized gain (loss) on investments ...........         0.96          (0.79)         (1.85)
                                                                         --------       --------       --------
   Net income (loss) from operations ...............................         1.22          (0.30)         (1.49)
                                                                         --------       --------       --------

 Distributions:
  Dividends from net investment income .............................         0.00          (0.15)          0.00
  Dividends in excess of net investment income .....................         0.00           0.00           0.00
  Distributions from net realized gains on investments .............         0.00           0.00           0.00
  Distributions in excess of net realized gains on investments .....         0.00           0.00           0.00
                                                                         --------       --------       --------
   Total distributions .............................................         0.00          (0.15)          0.00
                                                                         --------       --------       --------
Net asset value, end of period .....................................     $   9.28       $   8.06       $   8.51
                                                                         ========       ========       ========
Total return .......................................................      15.24 %        (3.77)%       (14.93)%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................     $  6,109       $  3,199       $  2,414
  Ratio of expenses to average net assets ..........................       1.00 %         1.00 %         1.00 %
  Ratio of net investment income (loss) to average net assets ......       6.05 %         5.91 %         6.03 %
  Portfolio turnover rate ..........................................     117.70 %       189.80 %       100.80 %

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report / 155

Financial Highlights
For the Period Ended
(unaudited)

                                                                       WRL Goldman Sachs Growth   WRL Goldman Sachs Small Cap
                                                                     ---------------------------- ---------------------------
                                                                        June 30,    December 31,    June 30,    December 31,
                                                                     ------------- -------------- ------------ -------------
                                                                          2000         1999(1)        2000        1999(1)
                                                                     ------------- -------------- ------------ -------------
Net asset value, beginning of period ...............................   $  11.75       $ 10.00       $ 11.25       $ 10.00
 Income from operations:
  Net investment income (loss) .....................................       0.00          0.01          0.03          0.03
  Net realized and unrealized gain (loss) on investments ...........       0.16          1.74          0.33          1.74
                                                                        -------       -------       -------       -------
   Net income (loss) from operations ...............................       0.16          1.75          0.36          1.77
                                                                        -------       -------       -------       -------

 Distributions:
  Dividends from net investment income .............................       0.00          0.00          0.00         (0.04)
  Dividends in excess of net investment income .....................       0.00          0.00          0.00         (0.48)
  Distributions from net realized gains on investments .............       0.00          0.00          0.00          0.00
  Distributions in excess of net realized gains on investments .....       0.00          0.00          0.00          0.00
                                                                        -------       -------       -------       -------
   Total distributions .............................................       0.00          0.00          0.00         (0.52)
                                                                        -------       -------       -------       -------
Net asset value, end of period .....................................    $ 11.91       $ 11.75       $ 11.61       $ 11.25
                                                                       ========       =======       =======       =======
Total return .......................................................     1.36 %       17.50 %        3.20 %       17.82 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 14,398       $ 8,204       $ 4,843       $ 2,783
  Ratio of expenses to average net assets ..........................     1.00 %        1.00 %        1.00 %        1.00 %
  Ratio of net investment income (loss) to average net assets ......     0.08 %        0.12 %        0.51 %        0.50 %
  Portfolio turnover rate ..........................................    17.34 %       40.46 %       35.54 %      340.66 %

                                                                          WRL T. Rowe Price            WRL T. Rowe Price
                                                                           Dividend Growth                 Small Cap
                                                                     ---------------------------- ---------------------------
                                                                        June 30,    December 31,     June 30,    December 31,
                                                                     ------------- -------------- ------------- -------------
                                                                          2000         1999(1)         2000        1999(1)
                                                                     ------------- -------------- ------------- -------------
Net asset value, beginning of period ...............................   $   9.26      $  10.00       $  13.41      $  10.00
 Income from operations:
  Net investment income (loss) .....................................       0.06          0.11          (0.04)        (0.03)
  Net realized and unrealized gain (loss) on investments ...........       0.14         (0.85)          0.99          3.87
                                                                       --------       --------       --------      --------
   Net income (loss) from operations ...............................       0.20         (0.74)          0.95          3.84
                                                                       --------       --------       --------      --------

 Distributions:
  Dividends from net investment income .............................       0.00          0.00           0.00          0.00
  Dividends in excess of net investment income .....................       0.00          0.00           0.00         (0.43)
  Distributions from net realized gains on investments .............       0.00          0.00           0.00          0.00
  Distributions in excess of net realized gains on investments .....       0.00          0.00           0.00          0.00
                                                                       --------      --------       --------      --------
   Total distributions .............................................       0.00          0.00           0.00         (0.43)
                                                                       --------      --------       --------      --------
Net asset value, end of period .....................................   $   9.46      $   9.26       $  14.36      $  13.41
                                                                       ========      ========       ========      ========
Total return .......................................................     2.16 %       (7.40)%         7.08 %       38.49 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 12,767      $ 8,730        $ 23,578      $  9,824
  Ratio of expenses to average net assets ..........................     1.00 %        1.00 %         1.00 %        1.00 %
  Ratio of net investment income (loss) to average net assets ......     1.28 %        1.75 %        (0.56)%       (0.44)%
  Portfolio turnover rate ..........................................    47.30 %       43.76 %        32.28 %      159.02 %

See accompanying notes which are an integral part of the financial statements.

156 / WRL Series Fund, Inc.

Financial Highlights
For the Period Ended
(unaudited)

                                                                             WRL Salomon               WRL Pilgrim Baxter
                                                                               All Cap                   Mid Cap Growth
                                                                     ---------------------------- ----------------------------
                                                                        June 30,    December 31,     June 30,     December 31,
                                                                     ------------- -------------- -------------- -------------
                                                                          2000         1999(1)         2000         1999(1)
                                                                     ------------- -------------- -------------- -------------
Net asset value, beginning of period ...............................   $  11.18       $  10.00      $   17.75      $  10.00
 Income from operations:
  Net investment income (loss) .....................................       0.07           0.08          (0.03)        (0.03)
  Net realized and unrealized gain (loss) on investments ...........       1.75           1.48           4.06          7.83
                                                                       --------       --------      ---------      --------
   Net income (loss) from operations ...............................       1.82           1.56           4.03          7.80
                                                                       --------       --------      ---------      --------

 Distributions:
  Dividends from net investment income .............................       0.00          (0.06)          0.00          0.00
  Dividends in excess of net investment income .....................       0.00          (0.32)          0.00         (0.05)
  Distributions from net realized gains on investments .............       0.00           0.00           0.00          0.00
  Distributions in excess of net realized gains on investments .....       0.00           0.00           0.00          0.00
                                                                       --------       --------      ---------      --------
   Total distributions .............................................       0.00          (0.38)          0.00         (0.05)
                                                                       --------       --------      ---------      --------
Net asset value, end of period .....................................   $  13.00       $  11.18      $   21.78      $  17.75
                                                                       ========       ========      =========      ========
Total return .......................................................    16.28 %        15.57 %        22.70 %       78.00 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 26,239        $ 6,686      $ 198,628      $ 37,201
  Ratio of expenses to average net assets ..........................     1.00 %         1.00 %         0.95 %        1.00 %
  Ratio of net investment income (loss) to average net assets ......     1.06 %         1.09 %        (0.26)%       (0.30)%
  Portfolio turnover rate ..........................................    73.94 %       216.29 %        68.91 %      155.71 %


                                                                           WRL Dreyfus Mid Cap
                                                                       ----------------------------
                                                                         June 30,      December 31,
                                                                       ------------   -------------
                                                                           2000          1999(1)
                                                                       ------------   -------------
Net asset value, beginning of period ...............................     $ 10.72         $ 10.00
 Income from operations:
  Net investment income (loss) .....................................        0.02            0.04
  Net realized and unrealized gain (loss) on investments ...........        1.01            0.68
                                                                         -------         -------
   Net income (loss) from operations ...............................        1.03            0.72
                                                                         -------         -------

 Distributions:
  Dividends from net investment income .............................        0.00            0.00
  Dividends in excess of net investment income .....................        0.00            0.00
  Distributions from net realized gains on investments .............        0.00            0.00
  Distributions in excess of net realized gains on investments .....        0.00            0.00
                                                                         -------         -------
   Total distributions .............................................        0.00            0.00
                                                                         -------         -------
Net asset value, end of period .....................................     $ 11.75         $ 10.72
                                                                         =======         =======
Total return .......................................................      9.61 %          7.20 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................     $ 6,637         $ 3,384
  Ratio of expenses to average net assets ..........................      1.00 %          1.00 %
  Ratio of net investment income (loss) to average net assets ......      0.39 %          0.58 %
  Portfolio turnover rate ..........................................     67.71 %         94.19 %

See accompanying notes which are an integral part of the financial statements.

                                                   2000 Semi-Annual Report / 157

Financial Highlights
For the Period Ended
(unaudited)

                                                                           WRL Value         WRL Great       WRL Great
                                                                        Line Aggressive     Companies -     Companies -
                                                                             Growth         America(SM)    Technology(SM)
                                                                       -----------------   -------------   -------------
                                                                            June 30,          June 30,        June 30,
                                                                            2000(1)           2000(1)         2000(1)
                                                                       -----------------   -------------   -------------
Net asset value, beginning of period ...............................       $  10.00          $  10.00        $  10.00
 Income from operations:
  Net investment income (loss) .....................................           0.02              0.01            0.01
  Net realized and unrealized gain (loss) on investments ...........           0.47              0.41            0.40
                                                                           --------          --------        --------
   Net income (loss) from operations ...............................           0.49              0.42            0.41
                                                                           --------          --------        --------

 Distributions:
  Dividends from net investment income .............................           0.00              0.00            0.00
  Dividends in excess of net investment income .....................           0.00              0.00            0.00
  Distributions from net realized gains on investments .............           0.00              0.00            0.00
  Distributions in excess of net realized gains on investments .....           0.00              0.00            0.00
                                                                           --------          --------        --------
   Total distributions .............................................           0.00              0.00            0.00
                                                                           --------          --------        --------
Net asset value, end of period .....................................       $  10.49          $  10.42        $  10.41
                                                                           ========          ========        ========
Total return .......................................................         4.90 %            4.20 %          4.10 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................       $  1,479          $ 26,045        $ 10,670
  Ratio of expenses to average net assets ..........................         1.00 %            1.00 %          1.00 %
  Ratio of net investment income (loss) to average net assets ......         1.24 %            0.31 %          0.66 %
  Portfolio turnover rate ..........................................        16.07 %            9.61 %          0.00 %

See accompanying notes which are an integral part of the financial statements.

158 / WRL Series Fund, Inc.

Notes to the Financial Statements
At June 30, 2000
All Amounts in Thousands
(unaudited)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The WRL Series Fund, Inc. (collectively referred to as the "Fund" and individually as a "portfolio") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each period reported on within the Semi-Annual Report reflects a full six or twelve month period except as follows:



Portfolio                                           Inception Date
------------------------------------------------   ---------------
WRL Dean Asset Allocation ......................       01/03/1995
WRL C.A.S.E. Growth ............................       05/01/1995
WRL NWQ Value Equity ...........................       05/01/1996
WRL GE International Equity ....................       01/02/1997
WRL GE U.S. Equity .............................       01/02/1997
WRL Third Avenue Value .........................       01/02/1998
WRL J.P. Morgan Real Estate Securities .........       05/01/1998
WRL Goldman Sachs Growth .......................       05/03/1999
WRL Goldman Sachs Small Cap ....................       05/03/1999
WRL T. Rowe Price Dividend Growth ..............       05/03/1999
WRL T. Rowe Price Small Cap ....................       05/03/1999
WRL Salomon All Cap ............................       05/03/1999
WRL Pilgrim Baxter Mid Cap Growth ..............       05/03/1999
WRL Dreyfus Mid Cap ............................       05/03/1999
WRL Value Line Aggressive Growth ...............       05/01/2000
WRL Great Companies - AmericaSM ................       05/01/2000
WRL Great Companies - TechnologySM .............       05/01/2000

See the Prospectus and the Statement of Additional Information for a description of each portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments
The securities held by WRL J.P. Morgan Money Market are valued on the basis of amortized cost, which approximates market value.

Securities held by the remaining portfolios are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income
Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment is acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Net foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, gains and losses on forward foreign currency contracts and the difference between the amounts of interest and dividends recorded in the accounting records in

                                                   2000 Semi-Annual Report / 159

At June 30, 2000
All Amounts in Thousands
(unaudited)

NOTE 1 - (continued)


U.S. dollars and the amounts actually received. Foreign denominated assets may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.


D. Forward Foreign Currency Contracts
Certain portfolios of the Fund are authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the gain or loss is realized. Risks may arise from unanticipated movements in the currency's value relative to the U.S. dollar and from the possible inability of counterparties to meet the terms of their contracts. The open forward currency contracts at June 30, 2000 are listed in Note 5.


E. Futures and Options Contracts
Certain portfolios of the Fund are authorized to enter into futures and/or options contracts to manage exposure to market, interest rate or currency fluctuations. Contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with the use of futures contracts and options is imperfect correlation between the change in the value of the futures contracts and options and the market value of the securities held, the possibility of an illiquid market and the inability of the counter-party to meet the terms of their contracts. The underlying face amounts at value of any open futures contracts at June 30, 2000 are listed in Note 5. The variation margin receivable or payable, as applicable, is included in the accompanying Statements of Assets and Liabilities. Transactions in written covered call and put options were as follows:



Portfolio                             Contracts*      Premium
----------------------------------   ------------   ----------
WRL Dean Asset Allocation
   Balance at 12/31/1999 .........          0        $     0
   Written .......................      2,050          1,084
   Closed ........................          0              0
   Exercised .....................          0              0
   Expired .......................          0              0
                                        -----        -------
   Balance at 06/30/2000 .........      2,050        $ 1,084
                                        =====        =======
WRL Salomon All Cap
   Balance at 12/31/1999 .........          0        $     0
   Written .......................          6             24
   Closed ........................         (6)           (24)
   Exercised .....................          0              0
   Expired .......................          0              0
                                        -----        -------
   Balance at 06/30/2000 .........          0        $     0
                                        =====        =======

* Contracts not in thousands

160 / WRL Series Fund, Inc.

At June 30, 2000
All Amounts in Thousands
(unaudited)

NOTE 1 - (continued)

Open covered call and put options written as of June 30, 2000 are as follows:

                                    Contracts*     Value
                                    ------------   --------
Covered Call Options Written
Portfolio
---------------------------------
WRL Dean Asset Allocation
  Hewlett-Packard Company
     Strike $ 125.00
     Expires 11/18/2000 .........         100      $ 372
  Hewlett-Packard Company
     Strike $ 135.00
     Expires 11/18/2000 .........          50        155
  Intel Corporation
     Strike $ 125.00
     Expires 10/21/2000 .........         100        185
  Intel Corporation
     Strike $ 130.00
     Expires 01/20/2001 .........         100        205
                                          ---      -----
                                          350      $ 917
                                          ===      =====
Covered Put Options Written
Portfolio
----------------------------------
WRL Dean Asset Allocation
  Bank of America Corporation
     Strike $ 47.50
     Expires 01/20/2001 .........         400      $ 295
  Summit Bancorp
     Strike $ 25.00
     Expires 01/20/2001 .........         300         77
  Washington Mutual, Inc.
     Strike $ 25.00
     Expires 01/20/2001 .........       1,000        150
                                        -----      -----
                                        1,700      $ 522
                                        =====      =====

* Contracts not in thousands


F. Securities Lending
The Fund derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a portfolio may experience delays in, or be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the period ended June 30, 2000, the following amounts of income, net of related expenses, resulting from securities lending activities are included in interest income:



Portfolio                                    Income
-----------------------------------------   -------
WRL AEGON Bond ..........................    $ 15
WRL Janus Growth ........................     807
WRL Janus Global ........................     512
WRL LKCM Strategic Total Return .........      42
WRL VKAM Emerging Growth ................     412
WRL Alger Aggressive Growth .............     226
WRL AEGON Balanced ......................       9
WRL Federated Growth & Income ...........       3
WRL Dean Asset Allocation ...............       9
WRL C.A.S.E. Growth .....................      29
WRL NWQ Value Equity ....................      45
WRL GE International Equity .............       6
WRL GE U.S. Equity ......................      12
WRL Pilgrim Baxter Mid Cap ..............      33

G. Federal Income Taxes
It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

H. Dividends and Distributions
Dividends of WRL J.P. Morgan Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions of the Fund are generally paid to and reinvested on the business day following the ex-date.

                                                   2000 Semi-Annual Report / 161

At June 30, 2000
All Amounts in Thousands
(unaudited)

NOTE 1 - (continued)

An investment in a real estate investment trust ("REIT") equity security may result in the receipt of income in excess of the security's earnings. This excess amount may not be determinable at the time of receipt. Amounts distributed, which are subsequently determined to exceed the security's earnings, would constitute a return of capital to the Fund's shareholders for federal income tax purposes.


I. Real Estate Investment Trusts
There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Since WRL J.P. Morgan Real Estate Securities invests primarily in real estate related securities, the value of its shares may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries.


J. Expense Offset Arrangement
Fees paid indirectly, in the accompanying Statements of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total Fund expenses.


K. Repurchase Agreements
Certain of the portfolios of the Fund are authorized to enter into repurchase agreements. The portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100 % of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.


NOTE 2 - INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

WRL Investment Management, Inc. ("WRL Management") is the investment adviser for the Fund. WRL Investment Services, Inc. ("WRL Services") provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. WRL Management and WRL Services are wholly owned subsidiaries of WRL. WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of WRL Management.


A. Investment Advisory Fees
The portfolios pay advisory fees at the following annual rate to WRL Management as a percentage of the average daily net assets of the respective portfolio. WRL Management currently voluntarily waives its advisory fees to the extent a portfolio's normal operating expenses exceed the stated annual limit.



Portfolio                                  Advisory Fee   Expense Limit
----------------------------------------- -------------- --------------
WRL J.P. Morgan Money Market ............       0.40 %         0.70 %
WRL AEGON Bond ..........................       0.45 %         0.70 %
WRL Janus Growth (1) ....................       0.80 %         1.00 %
WRL Janus Global (2) ....................       0.80 %         1.00 %
WRL LKCM Strategic Total Return                 0.80 %         1.00 %
WRL VKAM Emerging Growth ................       0.80 %         1.00 %
WRL Alger Aggressive Growth .............       0.80 %         1.00 %
WRL AEGON Balanced ......................       0.80 %         1.00 %
WRL Federated Growth & Income                   0.75 %         1.00 %
WRL Dean Asset Allocation ...............       0.80 %         1.00 %
WRL C.A.S.E. Growth .....................       0.80 %         1.00 %
WRL NWQ Value Equity ....................       0.80 %         1.00 %
WRL GE International Equity (3) .........       1.00 %         1.20 %
WRL GE U.S. Equity (4) ..................       0.80 %         1.00 %
WRL Third Avenue Value ..................       0.80 %         1.00 %
WRL J.P. Morgan Real Estate
  Securities ............................       0.80 %         1.00 %
WRL Goldman Sachs Growth (5) ............       0.90 %         1.00 %
WRL Goldman Sachs Small Cap .............       0.90 %         1.00 %
WRL T. Rowe Price Dividend
  Growth (5) ............................       0.90 %         1.00 %
WRL T. Rowe Price Small Cap .............       0.75 %         1.00 %
WRL Salomon All Cap (5) .................       0.90 %         1.00 %
WRL Pilgrim Baxter Mid Cap
  Growth (5) ............................       0.90 %         1.00 %
WRL Dreyfus Mid Cap (6) .................       0.85 %         1.00 %
WRL Value Line Aggressive
  Growth ................................       0.80 %         1.00 %
WRL Great Companies -
  AmericaSM .............................       0.80 %         1.00 %
WRL Great Companies -
  TechnologySM ..........................       0.80 %         1.00 %

(1) WRL Management waived 0.025 % of its advisory fee for the first $ 3 billion of the portfolio's average daily net assets (net


162 / WRL Series Fund, Inc.

At June 30, 2000
All Amounts in Thousands
(unaudited)

     NOTE 2 - (continued)


    fee is 0.775 %); and 0.05 % for the portfolio's average daily net assets above $ 3 billion (net fee is 0.75 %). This waiver was terminated on June 25, 2000.
(2) WRL Management waived 0.025 % of its advisory fee for the portfolio's average daily net assets above $ 2 billion (net fee is 0.775 %). This waiver was terminated on June 25, 2000.
(3) On May 1, 2000, the expense limit for GE International Equity was reduced from 1.50% to 1.20% of average daily net assets. The combined expense limit for the period of January 1 through June 30, 2000 is 1.40%.
(4) On May 1, 2000, the expense limit for GE U.S. Equity was reduced from 1.30 % to 1.00 % of average daily net assets. The combined expense limit for the period of January 1 through June 30, 2000 is 1.20 %.
(5) WRL Management receives compensation for its services at 0.90 % for the first $ 100 million of the portfolio's average daily net assets; and 0.80 % for the portfolio's average daily net assets above $ 100 million.
(6) WRL Management receives compensation for its services at 0.85 % for the first $ 100 million of the portfolio's average daily net assets; and 0.80 % for the portfolio's average daily net assets above $ 100 million.


B. Sub-Advisers
WRL Management has entered into sub-advisory agreements with various management companies ("Sub-Advisers") to provide investment services to the portfolios and compensates the Sub-Advisers as described in the Fund's Statement of Additional Information.


AEGON USA Investment Management, Inc. ("AEGON Management") is the Sub-Adviser to WRL AEGON Bond and WRL AEGON Balanced. Prior to May 1, 2000, Scottish Equitable Investment Management, Ltd. ("SEIM") served as co-manager to WRL GE International Equity, and the portfolio was known as WRL GE/Scottish Equitable International Equity. AEGON Management and SEIM are indirect wholly owned subsidiaries of AEGON NV.


Great Companies, L.L.C. ("Great Companies") serves as the Sub-Adviser to WRL Great Companies - AmericaSM and WRL Great Companies - TechnologySM. AEGON USA is a controlling minority shareholder of Great Companies. Great Companies may be deemed to be an affiliate of the investment adviser.

The Sub-Advisers may occasionally place portfolio business with affiliated brokers of WRL Management or a Sub-Adviser. The Fund has been informed that brokerage commissions were paid to affiliated brokers of WRL Management or a Sub-Adviser during the period ended June 30, 2000, as follows:


Portfolio                                Commissions
-------------------------------------   ------------
WRL VKAM Emerging Growth ............       $ 16
WRL Alger Aggressive Growth .........        350
WRL Third Avenue Value ..............         35
WRL Goldman Sachs Growth ............          1

C. Administrative Services
The portfolios are charged for expenses that specifically relate to their individual operations. All other operating expenses of the Fund that are not attributable to a specific portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. WRL Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses WRL Services.


D. Plan of Distribution
Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.


Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a portfolio's shares, amounts equal to actual expenses associated with distributing such portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of each portfolio.


AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to any portfolio before April 30, 2001. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.


E. Deferred Compensation Plan
Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred


                                                   2000 Semi-Annual Report / 163

At June 30, 2000
All Amounts in Thousands
(unaudited)

Compensation Plan for Directors of the WRL Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2000, the market value of invested plan amounts was $ 145. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at June 30, 2000 is included in Net assets in the accompanying Statements of Assets and Liabilities.

NOTE 3 - SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 2000, are summarized as follows:



                                                                                                Proceeds from maturities
                                                          Purchases of securities                and sales of securities
                                                  --------------------------------------- -------------------------------------
                                                   Long-term excluding                     Long-term excluding
Portfolio                                            U.S. Government     U.S. Government     U.S. Government    U.S. Government
------------------------------------------------- --------------------- ----------------- -------------------- ----------------
 WRL J.P. Morgan Money Market ...................      $         0         $  1,796,353        $         0       $  1,936,539
 WRL AEGON Bond .................................           13,450            1,465,350             18,969          1,478,035
 WRL Janus Growth ...............................        1,199,835              559,475          1,005,098            675,759
 WRL Janus Global ...............................          926,814              323,965            862,240            193,500
 WRL LKCM Strategic Total Return ................          185,276               14,176            202,656             32,830
 WRL VKAM Emerging Growth .......................        1,339,110           17,050,211          1,228,554         16,933,863
 WRL Alger Aggressive Growth ....................          592,940                    0            459,702                  0
 WRL AEGON Balanced .............................           24,092                6,528             17,863             16,245
 WRL Federated Growth & Income ..................           54,071                    0             48,956                  0
 WRL Dean Asset Allocation ......................           22,650                3,327             82,367                  0
 WRL C.A.S.E. Growth ............................           88,064                    0             89,312                  0
 WRL NWQ Value Equity ...........................           34,896                4,928             34,171              4,998
 WRL GE International Equity ....................           31,641                    0             30,090                  0
 WRL GE U.S. Equity .............................           65,539                  409             35,123                 97
 WRL Third Avenue Value .........................           15,733                    0              4,503                  0
 WRL J.P. Morgan Real Estate Securities .........            7,381                    0              5,162                  0
 WRL Goldman Sachs Growth .......................            7,052                  148              1,798                  0
 WRL Goldman Sachs Small Cap ....................            3,608                    0              1,272                  0
 WRL T. Rowe Price Dividend Growth ..............            8,318                  254              4,778                130
 WRL T. Rowe Price Small Cap ....................           17,877                  223              5,180                166
 WRL Salomon All Cap ............................           28,132                  128             10,837                130
 WRL Pilgrim Baxter Mid Cap Growth ..............          224,019                    0             75,591                  0
 WRL Dreyfus Mid Cap ............................            5,737                    0              2,986                  0
 WRL Value Line Aggressive Growth ...............            1,428                    0                121                  0
 WRL Great Companies - AmericaSM ................           24,238                    0              1,387                  0
 WRL Great Companies - TechnologySM .............            9,602                    0                  0                  0

164 / WRL Series Fund, Inc.

At June 30, 2000
All Amounts in Thousands
(unaudited)

NOTE 4 - FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions attributed to each portfolio for accounting purposes are also attributed to that portfolio for federal income tax purposes. Gains and losses on forward currency contracts, if applicable, are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Each portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The net capital loss carryforwards noted below as of December 31, 1999, if applicable, are available to offset future realized capital gains through the periods listed. Each portfolio has elected to treat the net capital losses incurred in the two month period prior to December 31, 1999, (Post-October Losses Deferred), if applicable, as having been incurred in the fiscal year ended December 31, 2000.


                                                     Prior Year
                                                    Post-October     December 31, 1999             Net Capital Loss
                                                    Losses to be      Net Capital Loss               Carryforward
Portfolio                                            Recognized         Carryforward               Available Through
------------------------------------------------   --------------   -------------------   ----------------------------------
WRL J.P. Morgan Money Market ...................      $      0            $     0                        n/a
WRL AEGON Bond .................................           284              4,453         $ 4,065 through December 31, 2002
                                                                                            261 through December 31, 2005
                                                                                            127 through December 31, 2007
WRL Janus Growth ...............................             2                  0                        n/a
WRL Janus Global ...............................             0                  0                        n/a
WRL LKCM Strategic Total Return ................             0                  0                        n/a
WRL VKAM Emerging Growth .......................             0                  0                        n/a
WRL Alger Aggressive Growth ....................             0                  0                        n/a
WRL AEGON Balanced .............................         2,354              3,826          2,432 through December 31, 2006
                                                                                           1,394 through December 31, 2007
WRL Federated Growth & Income ..................           254                  0                        n/a
WRL Dean Asset Allocation ......................             0                569                 December 31, 2007
WRL C.A.S.E. Growth ............................             0                  0                        n/a
WRL NWQ Value Equity ...........................        14,203                  0                        n/a
WRL GE International Equity ....................             0                  0                        n/a
WRL GE U.S. Equity .............................             0                  0                        n/a
WRL Third Avenue Value .........................             0                542                 December 31, 2007
WRL J.P. Morgan Real Estate Securities .........            87                331            72 through December 31, 2006
                                                                                            259 through December 31, 2007
WRL Goldman Sachs Growth .......................             0                  0                        n/a
WRL Goldman Sachs Small Cap ....................             0                  0                        n/a
WRL T. Rowe Price Dividend Growth ..............            43                 63                 December 31, 2007
WRL T. Rowe Price Small Cap ....................             0                  0                        n/a
WRL Salomon All Cap ............................             0                  0                        n/a
WRL Pilgrim Baxter Mid Cap Growth ..............             0                  0                        n/a
WRL Dreyfus Mid Cap ............................             0                  0                        n/a
WRL Value Line Aggressive Growth ...............             0                  0                        n/a
WRL Great Companies - America(SM) ..............             0                  0                        n/a
WRL Great Companies - Technology(SM) ...........             0                  0                        n/a

                                                   2000 Semi-Annual Report / 165

At June 30, 2000
All Amounts in Thousands
(unaudited)

NOTE 4 - (continued)

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2000, are as follows:


                                                                                                        Net Unrealized
                                                    Federal Tax      Unrealized        Unrealized        Appreciation
Portfolio                                            Cost Basis     Appreciation     (Depreciation)     (Depreciation)
------------------------------------------------   -------------   --------------   ----------------   ---------------
WRL J.P. Morgan Money Market ...................    $   233,020     $         0        $        0        $         0
WRL AEGON Bond .................................        136,846             148            (5,707)            (5,559)
WRL Janus Growth ...............................      2,536,552       1,713,467           (94,417)         1,619,050
WRL Janus Global ...............................      1,488,382         703,095           (64,427)           638,668
WRL LKCM Strategic Total Return ................        496,284         104,999           (17,498)            87,501
WRL VKAM Emerging Growth .......................      1,488,878         907,739           (28,805)           878,934
WRL Alger Aggressive Growth ....................        839,202         416,772           (54,512)           362,260
WRL AEGON Balanced .............................         87,256          19,669            (4,804)            14,865
WRL Federated Growth & Income ..................         86,898           6,406            (4,347)             2,059
WRL Dean Asset Allocation ......................        204,476          13,776           (23,165)            (9,389)
WRL C.A.S.E. Growth ............................         98,472          11,713           (17,831)            (6,118)
WRL NWQ Value Equity ...........................        128,042          21,305           (14,306)             6,999
WRL GE International Equity ....................         33,455           4,024            (2,128)             1,896
WRL GE U.S. Equity .............................        180,467          31,251           (15,011)            16,240
WRL Third Avenue Value .........................         30,210           6,180            (1,202)             4,978
WRL J.P. Morgan Real Estate Securities .........          5,731             174               (78)                96
WRL Goldman Sachs Growth .......................         13,846           1,688              (695)               993
WRL Goldman Sachs Small Cap ....................          4,403             816              (436)               380
WRL T. Rowe Price Dividend Growth ..............         12,277             974              (790)               184
WRL T. Rowe Price Small Cap ....................         21,589           3,994            (2,149)             1,845
WRL Salomon All Cap ............................         26,317           1,986            (1,757)               229
WRL Pilgrim Baxter Mid Cap Growth ..............        194,885          31,550           (13,639)            17,911
WRL Dreyfus Mid Cap ............................          6,577             567              (477)                90
WRL Value Line Aggressive Growth ...............          1,317              64               (38)                26
WRL Great Companies - AmericaSM ................         22,832             908              (272)               636
WRL Great Companies - TechnologySM .............          9,602             551              (201)               350

166 / WRL Series Fund, Inc.

At June 30, 2000
All Amounts in Thousands
(unaudited)

NOTE 5 - COMMITMENTS

For the period ended June 30, 2000, WRL Janus Growth, WRL Janus Global, WRL GE International Equity, and WRL T. Rowe Price Dividend Growth entered into forward foreign currency contracts. These obligate each portfolio to deliver currencies at specified future dates. The open contracts at June 30, 2000, are as follows:


                                                                 Amount in       Net Unrealized
                                                Settlement      U.S. Dollars      Appreciation
Currency                      Bought (Sold)        Date        Bought (Sold)     (Depreciation)
--------------------------   ---------------   ------------   ---------------   ---------------
WRL Janus Global
 British Pound ...........           386       07/03/2000       $      585          $    6
 British Pound ...........           163       07/03/2000              247               2
 British Pound ...........            51       07/03/2000               77               1
 British Pound ...........            22       07/03/2000               33               0
 British Pound ...........           102       07/05/2000              154               0
 British Pound ...........            78       07/05/2000              118               0
 British Pound ...........            16       07/05/2000               24               0
 British Pound ...........           116       07/06/2000              176               0
 British Pound ...........         3,500       09/08/2000            5,309             120
 British Pound ...........         3,300       09/08/2000            5,006              66
 British Pound ...........          (500)      09/08/2000             (758)             37
 British Pound ...........        (3,700)      09/08/2000           (5,613)            237
 British Pound ...........        (4,100)      09/08/2000           (6,219)            245
 British Pound ...........       (12,000)      09/08/2000          (18,203)            791
 British Pound ...........         5,500       09/22/2000            8,345            (377)
 British Pound ...........        (7,000)      09/22/2000          (10,621)            530
 British Pound ...........         5,000       09/29/2000            7,588             (50)
 British Pound ...........       (12,700)      09/29/2000          (19,273)            890
 British Pound ...........       (20,700)      01/26/2001          (31,499)            183
 Canadian Dollar .........        (3,200)      09/22/2000           (2,166)             39
 Canadian Dollar .........        (3,200)      11/17/2000           (2,169)             (5)
 Euro Dollar .............           303       07/03/2000              291               2
 Euro Dollar .............           157       07/03/2000              151               2
 Euro Dollar .............          (268)      07/03/2000             (257)             (4)
 Euro Dollar .............        (4,755)      07/03/2000           (4,554)            (67)
 Euro Dollar .............        21,000       09/08/2000           20,201           1,147
 Euro Dollar .............        17,000       09/08/2000           16,353             354
 Euro Dollar .............        13,600       09/08/2000           13,082             409
 Euro Dollar .............        11,800       09/08/2000           11,351            (108)
 Euro Dollar .............        11,000       09/08/2000           10,581             (87)
 Euro Dollar .............         9,000       09/08/2000            8,658             (46)
 Euro Dollar .............         8,000       09/08/2000            7,696             509
 Euro Dollar .............         6,000       09/08/2000            5,772             390
 Euro Dollar .............         4,200       09/08/2000            4,040             216
 Euro Dollar .............         3,400       09/08/2000            3,271              77
 Euro Dollar .............         3,300       09/08/2000            3,174              60

                                                   2000 Semi-Annual Report / 167

At June 30, 2000
All Amounts in Thousands
(unaudited)

NOTE 5 - (continued)

                                                                   Amount in       Net Unrealized
                                                  Settlement      U.S. Dollars      Appreciation
Currency                        Bought (Sold)        Date        Bought (Sold)     (Depreciation)
----------------------------   ---------------   ------------   ---------------   ---------------
WRL Janus Global (continued)
 Euro Dollar ...............        (4,600)      09/08/2000       $   (4,425)        $     12
 Euro Dollar ...............       (14,000)      09/08/2000          (13,467)             205
 Euro Dollar ...............       (14,700)      09/08/2000          (14,141)            (824)
 Euro Dollar ...............       (17,500)      09/08/2000          (16,834)              81
 Euro Dollar ...............       (18,500)      09/08/2000          (17,796)             192
 Euro Dollar ...............       (20,000)      09/08/2000          (19,239)          (1,045)
 Euro Dollar ...............       (24,200)      09/08/2000          (23,280)            (390)
 Euro Dollar ...............         1,700       09/22/2000            1,637               90
 Euro Dollar ...............       (21,000)      09/22/2000          (20,219)              47
 Euro Dollar ...............         6,600       09/29/2000            6,357              173
 Euro Dollar ...............         2,100       09/29/2000            2,023               (7)
 Euro Dollar ...............       (59,200)      09/29/2000          (57,021)             306
 Euro Dollar ...............        10,700       10/05/2000           10,310              258
 Euro Dollar ...............         8,500       10/05/2000            8,190              432
 Euro Dollar ...............         1,200       10/05/2000            1,156               76
 Euro Dollar ...............       (20,400)      10/05/2000          (19,656)             (52)
 Euro Dollar ...............       (20,000)      11/17/2000          (19,321)          (1,022)
 Euro Dollar ...............       (24,000)      01/19/2001          (23,271)            (588)
 Euro Dollar ...............         6,500       01/26/2001            6,305              122
 Euro Dollar ...............         3,000       01/26/2001            2,910               53
 Euro Dollar ...............         1,900       01/26/2001            1,843               43
 Euro Dollar ...............       (13,000)      01/26/2001          (12,610)              46
 Hong Kong Dollar ..........         1,316       07/03/2000              169                0
 Hong Kong Dollar ..........        70,000       03/16/2001            8,985                3
 Hong Kong Dollar ..........        46,500       03/16/2001            5,968                7
 Hong Kong Dollar ..........        10,000       03/16/2001            1,284                1
 Hong Kong Dollar ..........        (8,000)      03/16/2001           (1,027)               0
 Hong Kong Dollar ..........       (16,000)      03/16/2001           (2,054)               0
 Hong Kong Dollar ..........       (21,800)      03/16/2001           (2,798)              (1)
 Hong Kong Dollar ..........       (38,500)      03/16/2001           (4,942)              (2)
 Hong Kong Dollar ..........       (50,000)      03/16/2001           (6,418)              (2)
 Hong Kong Dollar ..........       (51,000)      03/16/2001           (6,546)               2
 Hong Kong Dollar ..........       (90,000)      03/16/2001          (11,552)              (1)
 Hong Kong Dollar ..........        31,000       05/07/2001            3,979                2
 Hong Kong Dollar ..........        25,000       05/07/2001            3,209                1
 Hong Kong Dollar ..........        15,000       05/07/2001            1,925                1
 Hong Kong Dollar ..........         3,000       05/07/2001              385                5
 Hong Kong Dollar ..........        (2,600)      05/07/2001             (334)              (7)
 Hong Kong Dollar ..........        (3,000)      05/07/2001             (385)              (7)

168 / WRL Series Fund, Inc.

At June 30, 2000
All Amounts in Thousands
(unaudited)

NOTE 5 - (continued)



                                                                   Amount in       Net Unrealized
                                                  Settlement      U.S. Dollars      Appreciation
Currency                        Bought (Sold)        Date        Bought (Sold)     (Depreciation)
----------------------------   ---------------   ------------   ---------------   ---------------
WRL Janus Global (continued)
 Hong Kong Dollar ..........         (3,500)     05/07/2001       $     (449)         $  (2)
 Hong Kong Dollar ..........         (4,000)     05/07/2001             (513)           (10)
 Hong Kong Dollar ..........         (4,000)     05/07/2001             (513)            (6)
 Hong Kong Dollar ..........         (5,000)     05/07/2001             (642)           (14)
 Hong Kong Dollar ..........         (6,500)     05/07/2001             (834)            (4)
 Hong Kong Dollar ..........         (6,600)     05/07/2001             (847)           (19)
 Hong Kong Dollar ..........         (7,000)     05/07/2001             (898)           (20)
 Hong Kong Dollar ..........         (7,000)     05/07/2001             (898)           (12)
 Hong Kong Dollar ..........         (8,000)     05/07/2001           (1,027)           (18)
 Hong Kong Dollar ..........         (9,400)     05/07/2001           (1,206)           (21)
 Hong Kong Dollar ..........        (12,000)     05/07/2001           (1,540)           (31)
 Hong Kong Dollar ..........        (12,500)     05/07/2001           (1,604)           (36)
 Hong Kong Dollar ..........        (13,700)     05/07/2001           (1,758)            (7)
 Hong Kong Dollar ..........        (14,000)     05/07/2001           (1,797)           (38)
 Hong Kong Dollar ..........        (16,000)     05/07/2001           (2,054)           (10)
 Hong Kong Dollar ..........        (18,000)     05/07/2001           (2,310)           (53)
 Hong Kong Dollar ..........        (23,000)     05/07/2001           (2,952)            (3)
 Hong Kong Dollar ..........        (23,500)     05/07/2001           (3,016)           (36)
 Hong Kong Dollar ..........        (26,400)     05/07/2001           (3,388)           (77)
 Hong Kong Dollar ..........        (26,500)     05/07/2001           (3,401)           (71)
 Hong Kong Dollar ..........        (28,000)     05/07/2001           (3,594)           (30)
 Hong Kong Dollar ..........        (31,300)     05/07/2001           (4,017)           (18)
 Hong Kong Dollar ..........        (32,500)     05/07/2001           (4,171)           (49)
 Hong Kong Dollar ..........        (77,000)     05/07/2001           (9,883)           (11)
 Hong Kong Dollar ..........          5,000      05/10/2001              642              1
 Hong Kong Dollar ..........        (14,000)     05/10/2001           (1,797)           (18)
 Hong Kong Dollar ..........        (15,000)     05/10/2001           (1,925)           (20)
 Hong Kong Dollar ..........        (24,000)     05/10/2001           (3,080)           (31)
 Hong Kong Dollar ..........        (25,000)     05/10/2001           (3,209)           (24)
 Hong Kong Dollar ..........        (25,700)     05/10/2001           (3,299)           (32)
 Hong Kong Dollar ..........        (28,000)     05/10/2001           (3,594)            (2)
 Hong Kong Dollar ..........        (40,000)     05/10/2001           (5,134)           (33)
 Hong Kong Dollar ..........        (40,000)     05/10/2001           (5,134)             7
 Hong Kong Dollar ..........       (100,000)     05/10/2001          (12,835)           (13)
 Hong Kong Dollar ..........         (8,000)     06/27/2001           (1,027)             1
 Hong Kong Dollar ..........        (27,700)     06/27/2001           (3,555)             0
 Hong Kong Dollar ..........        (74,000)     06/27/2001           (9,498)             1
 Japanese Yen ..............        121,942      07/03/2000            1,151             (5)
 Japanese Yen ..............       (123,009)     07/03/2000           (1,161)             6

                                                   2000 Semi-Annual Report / 169

At June 30, 2000
All Amounts in Thousands
(unaudited)

NOTE 5 - (continued)

                                                                                       Amount in        Net Unrealized
                                                                     Settlement       U.S. Dollars       Appreciation
Currency                                          Bought (Sold)         Date         Bought (Sold)      (Depreciation)
---------------------------------------------   -----------------   ------------   -----------------   ---------------
WRL Janus Global (continued)
 Japanese Yen ...............................         (73,380)      07/05/2000        $     (693)          $    5
 Japanese Yen ...............................         500,000       09/01/2000             4,774               46
 Japanese Yen ...............................         440,000       09/01/2000             4,201               12
 Japanese Yen ...............................      (4,500,000)      09/01/2000           (42,963)            (461)
 Japanese Yen ...............................         800,000       09/08/2000             7,647             (158)
 Japanese Yen ...............................        (270,000)      09/08/2000            (2,581)              69
 Japanese Yen ...............................        (280,000)      09/08/2000            (2,677)              49
 Japanese Yen ...............................        (800,000)      09/08/2000            (7,647)               5
 Japanese Yen ...............................      (1,000,000)      09/08/2000            (9,559)              42
 Japanese Yen ...............................      (1,300,000)      09/08/2000           (12,427)              69
 Japanese Yen ...............................      (1,700,000)      09/08/2000           (16,250)             224
 Japanese Yen ...............................       1,055,000       09/14/2000            10,096             (295)
 Japanese Yen ...............................         700,000       09/14/2000             6,698              (37)
 Japanese Yen ...............................        (400,000)      09/14/2000            (3,828)             (19)
 Japanese Yen ...............................        (480,000)      09/14/2000            (4,593)              24
 Japanese Yen ...............................        (875,000)      09/14/2000            (8,373)            (202)
 Japanese Yen ...............................      (1,000,000)      09/14/2000            (9,569)              63
 Japanese Yen ...............................       1,100,000       09/22/2000            10,541             (222)
 Japanese Yen ...............................      (1,100,000)      09/22/2000           (10,541)             226
 Japanese Yen ...............................         200,000       09/29/2000             1,919              (54)
 Japanese Yen ...............................        (200,000)      09/29/2000            (1,919)              28
 Japanese Yen ...............................       1,500,000       10/05/2000            14,409               77
 Japanese Yen ...............................         500,000       10/05/2000             4,803               (9)
 Japanese Yen ...............................         300,000       10/05/2000             2,882               (7)
 Japanese Yen ...............................      (3,700,000)      10/05/2000           (35,543)           1,020
 Japanese Yen ...............................      (1,200,000)      11/17/2000           (11,621)            (294)
 Japanese Yen ...............................        (600,000)      01/19/2001            (5,879)             (34)
 Korean Won .................................        (400,000)      01/26/2001              (359)              (2)
 Korean Won .................................        (520,000)      02/08/2001              (466)              (2)
 Korean Won .................................        (655,000)      02/08/2001              (587)              (2)
 Korean Won .................................      (1,640,000)      02/15/2001            (1,471)              (5)
                                                                                      ----------          -------
  Total WRL Janus Global ....................                                         $ (428,093)         $ 3,177
                                                                                      ==========          =======
WRL GE International Equity
 British Pound ..............................              59       07/05/2000        $       89           $    0
 British Pound ..............................             (12)      07/05/2000               (19)               0
 Euro Dollar ................................              (1)      07/31/2000                (1)               0
 Euro Dollar ................................              (9)      07/31/2000                (9)               0
                                                                                      ----------           ------
  Total WRL GE International Equity .........                                         $       60           $    0
                                                                                      ==========           ======

170 / WRL Series Fund, Inc.

At June 30, 2000
All Amounts in Thousands
(unaudited)

NOTE 5 - (continued)


WRL GE U.S. Equity entered into Standard & Poor's Index of 500 Common Stocks ("S&P 500 Index") futures contracts, which obligate the portfolio to settle variation margins in cash daily. Securities with an aggregate market value of $ 2,019 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2000:


                                                                     Net Unrealized
                                         Settlement                   Appreciation
Type                       Contracts        Date         Amount      (Depreciation)
-----------------------   -----------   ------------   ----------   ---------------
S&P 500 Index .........          13     09/15/2000      $ 4,771           $ 12


                                                   2000 Semi-Annual Report / 171

At June 30, 2000
All Amounts in Thousands
(unaudited)

NOTE 6 - FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.


Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the period ended June 30, 2000, ratio of expenses to average net assets is net of the advisory fee waiver (see Note 2A). For the years prior to 1999, ratio of expenses to average net assets is net of the advisory fee waiver and fees paid indirectly. Without the advisory fee waived by WRL Management and the fees paid indirectly, ratio of expenses to average net assets for each period presented would be as follows:

                                                   June 30,                             December 31,
                                                 ------------ ----------------------------------------------------------------
Portfolio                                            2000         1999         1998         1997         1996         1995
------------------------------------------------ ------------ ------------ ------------ ------------ ------------ ------------
WRL J.P. Morgan Money Market ...................         *            *            *            *            *            *
WRL AEGON Bond .................................         *            *            *            *            *            *
WRL Janus Growth ...............................         *         0.82 %          *            *            *            *
WRL Janus Global ...............................         *            *            *            *            *            *
WRL LKCM Strategic Total Return ................         *            *            *            *            *            *
WRL VKAM Emerging Growth .......................         *            *            *            *            *            *
WRL Alger Aggressive Growth ....................         *            *            *            *            *            *
WRL AEGON Balanced .............................         *            *            *            *            *            *
WRL Federated Growth & Income ..................         *            *            *            *            *         1.08 %
WRL Dean Asset Allocation ......................         *            *            *            *            *            *
WRL C.A.S.E. Growth ............................         *            *            *         1.14 %       1.70 %       4.17 %
WRL NWQ Value Equity ...........................         *            *            *            *         1.10 %         **
WRL GE International Equity ....................      1.80 %       1.84 %       1.96 %       3.14 %         **           **
WRL GE U.S. Equity .............................         *            *            *         1.54 %         **           **
WRL Third Avenue Value .........................         *         1.06 %       1.13 %         **           **           **
WRL J.P. Morgan Real Estate Securities .........      2.25 %       2.69 %       3.34 %         **           **           **
WRL Goldman Sachs Growth .......................      1.50 %       2.68 %         **           **           **           **
WRL Goldman Sachs Small Cap ....................      2.77 %       5.57 %         **           **           **           **
WRL T. Rowe Price Dividend Growth ..............      1.60 %       2.35 %         **           **           **           **
WRL T. Rowe Price Small Cap ....................      1.25 %       2.46 %         **           **           **           **
WRL Salomon All Cap ............................      1.51 %       2.87 %         **           **           **           **
WRL Pilgrim Baxter Mid Cap Growth ..............         *         1.40 %         **           **           **           **
WRL Dreyfus Mid Cap ............................      2.30 %       4.89 %         **           **           **           **
WRL Value Line Aggressive Growth ...............      2.33 %         **           **           **           **           **
WRL Great Companies - AmericaSM ................      1.04 %         **           **           **           **           **
WRL Great Companies - TechnologySM .............      1.16 %         **           **           **           **           **

 * Ratio difference less than 0.01 %.
** Portfolio was not in existence during this period.

172 / WRL Series Fund, Inc.

At June 30, 2000
All Amounts in Thousands
(unaudited)

NOTE 7 - SCHEDULE OF INVESTMENTS


The following provides additional information on certain of the holdings in each portfolio.
(a)  No dividends were paid during the preceding twelve months.
(b) As of June 30, 2000, the security is on loan (see Note 1F). The market value of all securities on loan, included in Other in the accompanying Statements of Assets and Liabilities at June 30, 2000, by portfolio, is as follows:


   Portfolio                                  Market Value
   WRL AEGON Bond ..........................   $   1,970
   WRL Janus Growth ........................     725,243
   WRL Janus Global ........................     372,696
   WRL LKCM Strategic Total Return .........      29,842
   WRL VKAM Emerging Growth ................     347,928
   WRL Alger Aggressive Growth .............     184,012
   WRL AEGON Balanced ......................       9,365
   WRL Federated Growth & Income ...........       3,178
   WRL Dean Asset Allocation ...............      16,439
   WRL C.A.S.E. Growth .....................      24,580
   WRL NWQ Value Equity ....................       5,771
   WRL GE International Equity .............       4,246
   WRL GE U.S. Equity ......................       6,731
   WRL T. Rowe Price Small Cap .............       1,500
   WRL Salomon All Cap .....................       1,680
   WRL Pilgrim Baxter Mid Cap ..............      38,117

(c) Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale.

(d)  Floating or variable rate note. Rate is listed as of June 30, 2000.

(e) At June 30, 2000, the collateral for the repurchase agreements are as follows:

                                                                                              Market Value
                                                                                                  and
Portfolio                                                 Collateral                        Accrued Interest
----------------------------------- ------------------------------------------------------ -----------------
  WRL LKCM Strategic Total Return   $ 17,934 Fannie Mae ARM - 846339
                                      7.40 % due 07/01/2026                                       $  3,542
                                    $ 20,000 Aurora Loan Services Series 2000-2 2A1
                                      7.34 % due 05/25/2030                                         19,038
  WRL Alger Aggressive Growth       $ 20,360 Freddie Mac - Series 2227 - Class F
                                      7.30 % due 04/15/2030                                         20,042
                                    $ 20,129 Ginnie Mae ARM - 28408
                                      6.38 % due 04/20/2024                                          6,208
                                    $ 20,000 Freddie Mac Floating Rate Note - Series MTN1
                                      7.01 % due 01/25/2010                                         20,043
                                    $ 8,395 Small Business Association - 504077
                                      8.75 % due 01/25/2023                                          6,207
                                    $ 5,909 Small Business Association - 504523
                                      9.38 % due 02/25/2024                                          5,841

                                                   2000 Semi-Annual Report / 173

At June 30, 2000
All Amounts in Thousands
(unaudited)

NOTE 7 - (continued)

                                                                                      Market Value
                                                                                          and
Portfolio                                            Collateral                     Accrued Interest
--------------------------------- ------------------------------------------------ -----------------
  WRL Federated Growth & Income   $ 10,932 Fannie Mae ARM - 505575
                                    7.59 % due 03/01/2028                                 $ 10,033
  WRL NWQ Value Equity            $ 58,361 Freddie Mac - Series 1519 - Class I
                                    6.84 % due 05/15/2008                                    8,428
  WRL Goldman Sachs Growth        $ 10,209 Freddie Mac ARM - 755143
                                    7.81 % due 03/01/2020                                    1,104
  WRL Goldman Sachs Small Cap     $ 335 Fannie Mae ARM - 323001
                                    7.55 % due 10/01/2026                                      111
  WRL Salomon All Cap             $ 2,499 Small Business Association - 503999
                                    8.88 % due 12/25/2022                                    1,436
  WRL Pilgrim Baxter Mid Cap      $ 20,000 Fannie Mae - Series 1999-65 - Class FD
   Growth                           7.20 % due 01/25/2030                                   19,429
                                  $ 9,900 Fannie Mae - 303721
                                    7.00 % due 04/01/2009                                    3,919
  WRL Dreyfus Mid Cap             $ 4,902 Fannie Mae ARM - 262604
                                    7.84 % due 12/01/2023                                      428

(f) For WRL Salomon All Cap, the Corporate Debt Securities - Automotive category has been omitted since its percentage of net assets is less than
     0.01 %. The security in this category, Breed Technologies, Inc. (9.25 % due 04/15/2008) has a cost and market value of less than $ 1, and is also currently in default on interest payments.

(g)  Market value is less than $ 1.

(h) Harnischfeger Industries, Inc. and ContiFinancial Corporation are currently in default on interest payments.

(i) At June 30, 2000, a portion or all of the security is segregated with the custodian to cover margin requirements for open futures and option contracts. The market value of all securities segregated at June 30, 2000 is $ 2,019 for WRL GE U.S. Equity and $ 58 for WRL T. Rowe Price Small Cap.

Definitions
------------
ADR          American Depositary Receipt
ARM          Adjustable Rate Mortgage
CVA          Certificaaten van aandelen (share certificates)
FDR          Finnish Depositary Receipt
GDR          Global Depository Receipt
PEPS         Premium Equity Participating Securities
REIT         Real Estate Investment Trust
RVO          Residual Value Obligation
STRYPES      Structured Yield Product Exchangeable for Common Stock
TRACES       Trust Automatic Common Exchange Securities

174 / WRL Series Fund, Inc.

                             WRL SERIES FUND, INC.
                         Office of the WRL Series Fund
                              570 Carillon Parkway
                            St. Petersburg, FL 33716
                                 1-800-851-9777

          Independent Certified                      Custodian:
           Public Accountants:
                                           Investors Bank & Trust Company
       PricewaterhouseCoopers LLP              200 Clarendon Street
         400 North Ashley Street                     16th Floor
                Suite 2800                        Boston, MA 02116
             Tampa, FL 33602

                              Investment Adviser:

                        WRL Investment Management, Inc.
                              570 Carillon Parkway
                            St. Petersburg, FL 33716


                                 Sub-Advisers:

               Janus Capital Corporation
               100 Fillmore Street
               Denver, CO 80206

               Luther King Capital
               Management Corporation
               301 Commerce Street, Suite 1600
               Fort Worth, TX 76102

               Federated Investment Counseling
               Federated Investors Tower
               1001 Liberty Avenue
               Pittsburgh, PA 15222-3779

               NWQ Investment
               Management Company, Inc.
               2049 Century Park East, 4th Floor
               Los Angeles, CA 90067

               EQSF Advisers, Inc.
               767 Third Avenue
               New York, NY 10017-2023

               C.A.S.E. Management, Inc.
               5355 Tower Center Road, Suite 702
               Boca Raton, FL 33486

               Goldman Sachs Asset Management
               32 Old Slip
               New York, NY 10005

               Salomon Brothers Asset Management Inc.
               7 World Trade Center
               New York, NY 10048

               T. Rowe Price Associates, Inc.
               100 E. Pratt Street
               Baltimore, MD 21202

               Great Companies, L.L.C.
               8550 Ulmerton Road
               Largo, FL 33771

                                                                       AEGON USA
                                                     Investment Management, Inc.
                                                        4333 Edgewood Road, N.E.
                                                          Cedar Rapids, IA 52499

                                                                Van Kampen Asset
                                                                 Management Inc.
                                                              One Parkview Plaza
                                                      Oakbrook Terrace, IL 60181

                                                     Fred Alger Management, Inc.
                                                1 World Trade Center, Suite 9333
                                                              New York, NY 10048

                                                          J.P. Morgan Investment
                                                                 Management Inc.
                                                                522 Fifth Avenue
                                                             New York, NY 10036

                                                      Dean Investment Associates
                                                            2480 Kettering Tower
                                                           Dayton, OH 45423-2480

                                                                        GE Asset
                                                         Management Incorporated
                                                              3003 Summer Street
                                                              Stamford, CT 06905

                                              Pilgrim Baxter & Associates, Ltd.
                                                             825 Duportail Road
                                                                Wayne, PA 19087

                                                        The Dreyfus Corporation
                                                                200 Park Avenue
                                                              New York, NY 10166

                                                                Value Line, Inc.
                                                            220 East 42nd Street
                                                         New York, NY 10017-5891

[WRL INVESTMENT MANAGEMENT INC.(SM)
 LOGO APPEARS HERE]




       Investment Adviser
       WRL Investment Management, Inc.
       Distributor: AFSG Securities Corporation
       4333 Edgewood Road, N.E.
       Cedar Rapids, IA 52499

       This material must be preceded or accompanied by the Fund's current prospectus.

       August 2000
       ACC00001-8/00

WRL Quarterly Subaccount Performance
WRL Freedom Attainer(Reg. TM) Variable Annuity
At June 30, 2000

                                            Inception
Subaccount                                     Date
WRL J.P. Morgan Money Market
 4.93 % Current Yield for the
 seven day period ended 6/30/00(1)          02/24/89
WRL AEGON Bond                              02/24/89
WRL Janus Growth                            02/24/89
WRL Janus Global                            12/03/92
WRL LKCM Strategic Total Return             03/01/93
WRL VKAM Emerging Growth                    03/01/93
WRL Alger Aggressive Growth                 03/01/94
WRL AEGON Balanced                          03/01/94
WRL Federated Growth & Income               03/01/94
WRL Dean Asset Allocation                   01/03/95
WRL C.A.S.E. Growth                         05/01/95
WRL NWQ Value Equity                        05/01/96
WRL GE International Equity                 01/02/97
WRL GE U.S. Equity                          01/02/97
WRL Third Avenue Value                      01/02/98
WRL J.P. Morgan Real Estate Securities      05/01/98
WRL Goldman Sachs Growth                    05/03/99
WRL Goldman Sachs Small Cap                 05/03/99
WRL T. Rowe Price Dividend Growth           05/03/99
WRL T. Rowe Price Small Cap                 05/03/99
WRL Salomon All Cap                         05/03/99
WRL Pilgrim Baxter Mid Cap Growth           05/03/99
WRL Dreyfus Mid Cap                         05/03/99
WRL Value Line Aggressive Growth(2)         05/01/00
WRL Great Companies-AmericaSM(2)            05/01/00
WRL Great Companies-TechnologySM(2)         05/01/00
Fidelity VIP III Growth Opportunities(2)    05/01/00
Fidelity VIP II Contrafund(Reg. TM)(2)      05/01/00
Fidelity VIP Equity-Income(2)               05/01/00



                                                                  Standard Average Annual Total Returns
                                                  One              Three              Five              Ten            Since
Subaccount                                        Year             Years             Years             Years         Inception
WRL J.P. Morgan Money Market
 4.93 % Current Yield for the
 seven day period ended 6/30/00(1)          ( 1.89)%           2.69 %            3.58 %            3.38 %               3.76 %
WRL AEGON Bond                              ( 4.12)%           3.02 %            3.57 %            6.19 %               6.66 %
WRL Janus Growth                             23.07 %          37.03 %           31.75 %           20.53 %              22.06 %
WRL Janus Global                             44.87 %          29.51 %           29.40 %             n/a                24.56 %
WRL LKCM Strategic Total Return             ( 4.66)%           6.24 %           11.78 %             n/a                11.11 %
WRL VKAM Emerging Growth                     80.42 %          49.42 %           38.43 %             n/a                30.45 %
WRL Alger Aggressive Growth                  25.42 %          33.62 %           25.52 %             n/a                24.63 %
WRL AEGON Balanced                          (11.00)%           3.42 %            7.71 %             n/a                 6.46 %
WRL Federated Growth & Income               ( 8.34)%           3.82 %            9.08 %             n/a                 7.91 %
WRL Dean Asset Allocation                   (12.93)%           1.00 %            6.85 %             n/a                 8.28 %
WRL C.A.S.E. Growth                         ( 2.48)%          11.58 %           14.37 %             n/a                15.16 %
WRL NWQ Value Equity                        (14.44)%           1.91 %             n/a               n/a                 8.15 %
WRL GE International Equity                  16.48 %           7.74 %             n/a               n/a                10.68 %
WRL GE U.S. Equity                          ( 2.84)%          14.70 %             n/a               n/a                17.20 %
WRL Third Avenue Value                       29.19 %            n/a               n/a               n/a                 9.24 %
WRL J.P. Morgan Real Estate Securities      ( 1.84)%            n/a               n/a               n/a               ( 5.86)%
WRL Goldman Sachs Growth                      7.47 %            n/a               n/a               n/a                 9.68 %
WRL Goldman Sachs Small Cap                   6.17 %            n/a               n/a               n/a                11.76 %
WRL T. Rowe Price Dividend Growth           (13.18)%            n/a               n/a               n/a               (11.15)%
WRL T. Rowe Price Small Cap                  24.70 %            n/a               n/a               n/a                33.71 %
WRL Salomon All Cap                          17.39 %            n/a               n/a               n/a                22.35 %
WRL Pilgrim Baxter Mid Cap Growth            88.39 %            n/a               n/a               n/a                88.90 %
WRL Dreyfus Mid Cap                           4.25 %            n/a               n/a               n/a                 8.34 %
WRL Value Line Aggressive Growth(2)            n/a              n/a               n/a               n/a               ( 1.33)%
WRL Great Companies-AmericaSM(2)               n/a              n/a               n/a               n/a               ( 2.03)%
WRL Great Companies-TechnologySM(2)            n/a              n/a               n/a               n/a               ( 2.13)%
Fidelity VIP III Growth Opportunities(2)       n/a              n/a               n/a               n/a               ( 5.98)%
Fidelity VIP II Contrafund(Reg. TM)(2)         n/a              n/a               n/a               n/a               ( 6.30)%
Fidelity VIP Equity-Income(2)                  n/a              n/a               n/a               n/a               ( 6.83)%

(1) The current yield more closely reflects current earnings of WRL J.P. Morgan Money Market than the total return.

(2)  Not annualized.

The total return is based on the Subaccount's historical performance and neither indicates nor guarantees future investment results. The total return and value of a Subaccount will fluctuate so that a Contract, when surrendered, may be more or less than the amount of its purchase payments.


The WRL VKAM Emerging Growth and WRL Pilgrim Baxter Mid Cap Growth had extensive technology holdings, which had exceptional growth during the past 12 months. Investing in technology stocks generally involves greater volatility and risks so an investment in the funds may not be appropriate for everyone.


The inception date refers to the date when the separate account first invested in the underlying portfolios.


All calculations reflect the mortality and expense risk charge, administrative charge and a $ 30 annual Contract charge as charged to the Contract during the accumulation period. They do not reflect any applicable premium taxes. The "returns" assume a complete surrender as of the end of the period and deduction of the withdrawal charge. This Contract has a five-year declining withdrawal charge which is initially a maximum of 6 % of the amount of the purchase payment surrendered or withdrawn.


This information must be preceded or accompanied by a currently effective prospectus for each of the WRL Freedom Attainer(Reg. TM) Variable Annuity and the Investment Options. Read the prospectuses carefully before investing. This Contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.


                                        WRL Quarterly Subaccount Performance / 1

WRL Quarterly Subaccount Performance
WRL Freedom Bellwether(Reg. TM) Variable Annuity
At June 30, 2000

                                            Inception
Subaccount                                     Date
WRL J.P. Morgan Money Market
 4.78 % Current Yield for the
 seven day period ended 6/30/00(1)          02/24/89
WRL AEGON Bond                              02/24/89
WRL Janus Growth                            02/24/89
WRL Janus Global                            12/03/92
WRL LKCM Strategic Total Return             03/01/93
WRL VKAM Emerging Growth                    03/01/93
WRL Alger Aggressive Growth                 03/01/94
WRL AEGON Balanced                          03/01/94
WRL Federated Growth & Income               03/01/94
WRL Dean Asset Allocation                   01/03/95
WRL C.A.S.E. Growth                         05/01/95
WRL NWQ Value Equity                        05/01/96
WRL GE International Equity                 01/02/97
WRL GE U.S. Equity                          01/02/97
WRL Third Avenue Value                      01/02/98
WRL J.P. Morgan Real Estate Securities      05/01/98
WRL Goldman Sachs Growth                    05/03/99
WRL Goldman Sachs Small Cap                 05/03/99
WRL T. Rowe Price Dividend Growth           05/03/99
WRL T. Rowe Price Small Cap                 05/03/99
WRL Salomon All Cap                         05/03/99
WRL Pilgrim Baxter Mid Cap Growth           05/03/99
WRL Dreyfus Mid Cap                         05/03/99
WRL Value Line Aggressive Growth(2)         05/01/00
WRL Great Companies-AmericaSM(2)            05/01/00
WRL Great Companies-TechnologySM(2)         05/01/00
Fidelity VIP III Growth Opportunities(2)    05/01/00
Fidelity VIP II Contrafund(Reg. TM)(2)      05/01/00
Fidelity VIP Equity-Income(2)               05/01/00



                                                                  Standard Average Annual Total Returns
                                                  One              Three              Five          Ten            Since
Subaccount                                        Year             Years             Years         Years         Inception
WRL J.P. Morgan Money Market
 4.78 % Current Yield for the
 seven day period ended 6/30/00(1)           3.99 %            3.79 %            3.77 %            3.20 %         3.58 %
WRL AEGON Bond                               1.75 %            4.12 %            3.76 %            6.01 %         6.48 %
WRL Janus Growth                            28.91 %           37.54 %           31.70 %           20.39 %        21.91 %
WRL Janus Global                            50.69 %           30.12 %           29.35 %             n/a          24.38 %
WRL LKCM Strategic Total Return              1.22 %            7.26 %           11.87 %             n/a          10.96 %
WRL VKAM Emerging Growth                    86.19 %           49.81 %           38.34 %             n/a          30.27 %
WRL Alger Aggressive Growth                 31.26 %           34.17 %           25.50 %             n/a          24.45 %
WRL AEGON Balanced                          (5.12)%            4.51 %            7.85 %             n/a           6.30 %
WRL Federated Growth & Income               (2.46)%            4.89 %            9.20 %             n/a           7.76 %
WRL Dean Asset Allocation                   (7.05)%            2.15 %            7.00 %             n/a           8.12 %
WRL C.A.S.E. Growth                          3.39 %           12.48 %           14.43 %             n/a          14.98 %
WRL NWQ Value Equity                        (8.56)%            3.04 %             n/a               n/a           8.36 %
WRL GE International Equity                 22.33 %            8.72 %             n/a               n/a          11.19 %
WRL GE U.S. Equity                           3.03 %           15.54 %             n/a               n/a          17.61 %
WRL Third Avenue Value                      35.02 %             n/a               n/a               n/a          10.48 %
WRL J.P. Morgan Real Estate Securities       4.03 %             n/a               n/a               n/a          (4.04)%
WRL Goldman Sachs Growth                    13.33 %             n/a               n/a               n/a          14.61 %
WRL Goldman Sachs Small Cap                 12.03 %             n/a               n/a               n/a          16.67 %
WRL T. Rowe Price Dividend Growth           (7.30)%             n/a               n/a               n/a          (6.03)%
WRL T. Rowe Price Small Cap                 30.53 %             n/a               n/a               n/a          38.46 %
WRL Salomon All Cap                         23.24 %             n/a               n/a               n/a          27.18 %
WRL Pilgrim Baxter Mid Cap Growth           94.15 %             n/a               n/a               n/a          93.31 %
WRL Dreyfus Mid Cap                         10.11 %             n/a               n/a               n/a          13.28 %
WRL Value Line Aggressive Growth(2)           n/a               n/a               n/a               n/a           4.64 %
WRL Great Companies-AmericaSM(2)              n/a               n/a               n/a               n/a           3.95 %
WRL Great Companies-TechnologySM(2)           n/a               n/a               n/a               n/a           3.85 %
Fidelity VIP III Growth Opportunities(2)      n/a               n/a               n/a               n/a           0.00 %
Fidelity VIP II Contrafund(Reg. TM)(2)        n/a               n/a               n/a               n/a          (0.32)%
Fidelity VIP Equity-Income(2)                 n/a               n/a               n/a               n/a          (0.85)%

(1) The current yield more closely reflects current earnings of WRL J.P. Morgan Money Market than the total return.
(2)  Not annualized.

The total return is based on the Subaccount's historical performance and neither indicates nor guarantees future investment results. The total return and value of a Subaccount will fluctuate so that a Contract, when surrendered, may be more or less than the amount of its purchase payments.


The WRL VKAM Emerging Growth and WRL Pilgrim Baxter Mid Cap Growth had extensive technology holdings, which had exceptional growth during the past 12 months. Investing in technology stocks generally involves greater volatility and risks so an investment in the funds may not be appropriate for everyone.


The inception date refers to the date when the separate account first invested in the underlying portfolios.

All calculations reflect the mortality and expense risk charge, administrative charge and a $ 30 annual Contract charge as charged to the Contract during the accumulation period. They do not reflect any applicable premium taxes.


This information must be preceded or accompanied by a currently effective prospectus for each of the WRL Freedom Bellwether(Reg. TM) Variable Annuity and the Investment Options. Read the prospectuses carefully before investing. This Contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.


2 / WRL Quarterly Subaccount Performance

WRL Quarterly Subaccount Performance
WRL Freedom Wealth Creator(Reg. TM) Variable Annuity
At June 30, 2000



                                            Inception
Subaccount                                     Date
WRL J.P. Morgan Money Market
 4.78 % Current Yield for the
 seven day period ended 6/30/00(1)          02/24/89
WRL AEGON Bond                              02/24/89
WRL Janus Growth                            02/24/89
WRL Janus Global                            12/03/92
WRL LKCM Strategic Total Return             03/01/93
WRL VKAM Emerging Growth                    03/01/93
WRL Alger Aggressive Growth                 03/01/94
WRL AEGON Balanced                          03/01/94
WRL Federated Growth & Income               03/01/94
WRL Dean Asset Allocation                   01/03/95
WRL C.A.S.E. Growth                         05/01/95
WRL NWQ Value Equity                        05/01/96
WRL GE International Equity                 01/02/97
WRL GE U.S. Equity                          01/02/97
WRL Third Avenue Value                      01/02/98
WRL J.P. Morgan Real Estate Securities      05/01/98
WRL Goldman Sachs Growth                    05/03/99
WRL Goldman Sachs Small Cap                 05/03/99
WRL T. Rowe Price Dividend Growth           05/03/99
WRL T. Rowe Price Small Cap                 05/03/99
WRL Salomon All Cap                         05/03/99
WRL Pilgrim Baxter Mid Cap Growth           05/03/99
WRL Dreyfus Mid Cap                         05/03/99
WRL Value Line Aggressive Growth(2)         05/01/00
WRL Great Companies-AmericaSM(2)            05/01/00
WRL Great Companies-TechnologySM(2)         05/01/00
Fidelity VIP III Growth Opportunities(2)    05/01/00
Fidelity VIP II Contrafund(Reg. TM)(2)      05/01/00
Fidelity VIP Equity-Income(2)               05/01/00



                                                                  Standard Average Annual Total Returns
                                                   One              Three             Five           Ten           Since
Subaccount                                        Year              Years             Years         Years        Inception
WRL J.P. Morgan Money Market
 4.78 % Current Yield for the
 seven day period ended 6/30/00(1)          ( 4.08)%            1.88 %            3.06 %           3.12 %         3.49 %
WRL AEGON Bond                              ( 6.31)%            2.21 %            3.05 %           5.93 %         6.39 %
WRL Janus Growth                             20.83 %           36.44 %           31.41 %          20.30 %        21.81 %
WRL Janus Global                             42.59 %           28.90 %           29.05 %            n/a          24.37 %
WRL LKCM Strategic Total Return             ( 6.85)%            5.46 %           11.34 %            n/a          10.95 %
WRL VKAM Emerging Growth                     78.07 %           48.88 %           38.10 %            n/a          30.25 %
WRL Alger Aggressive Growth                  23.18 %           33.02 %           25.16 %            n/a          24.34 %
WRL AEGON Balanced                          (13.18)%            2.62 %            7.24 %            n/a           6.06 %
WRL Federated Growth & Income               (10.52)%            3.02 %            8.62 %            n/a           7.53 %
WRL Dean Asset Allocation                   (15.11)%            0.17 %            6.37 %            n/a           7.72 %
WRL C.A.S.E. Growth                         ( 4.67)%           10.86 %           13.87 %            n/a          14.57 %
WRL NWQ Value Equity                        (16.61)%            1.10 %             n/a              n/a           7.59 %
WRL GE International Equity                  14.25 %            6.98 %             n/a              n/a          10.05 %
WRL GE U.S. Equity                          ( 5.03)%           14.00 %             n/a              n/a          16.62 %
WRL Third Avenue Value                       26.94 %             n/a               n/a              n/a           8.34 %
WRL J.P. Morgan Real Estate Securities      ( 4.03)%             n/a               n/a              n/a         ( 7.03)%
WRL Goldman Sachs Growth                      5.26 %             n/a               n/a              n/a           8.62 %
WRL Goldman Sachs Small Cap                   3.96 %             n/a               n/a              n/a          10.70 %
WRL T. Rowe Price Dividend Growth           (15.35)%             n/a               n/a              n/a         (12.21)%
WRL T. Rowe Price Small Cap                  22.45 %             n/a               n/a              n/a          32.64 %
WRL Salomon All Cap                          15.16 %             n/a               n/a              n/a          21.29 %
WRL Pilgrim Baxter Mid Cap Growth            86.03 %             n/a               n/a              n/a          87.77 %
WRL Dreyfus Mid Cap                           2.04 %             n/a               n/a              n/a           7.28 %
WRL Value Line Aggressive Growth(2)            n/a               n/a               n/a              n/a         ( 3.37)%
WRL Great Companies-AmericaSM(2)               n/a               n/a               n/a              n/a         ( 4.07)%
WRL Great Companies-TechnologySM(2)            n/a               n/a               n/a              n/a         ( 4.16)%
Fidelity VIP III Growth Opportunities(2)       n/a               n/a               n/a              n/a         ( 8.01)%
Fidelity VIP II Contrafund(Reg. TM)(2)         n/a               n/a               n/a              n/a         ( 8.33)%
Fidelity VIP Equity-Income(2)                  n/a               n/a               n/a              n/a         ( 8.86)%

(1) The current yield more closely reflects current earnings of WRL J.P. Morgan Money Market than the total return.

(2)  Not annualized.

The total return is based on the Subaccount's historical performance and neither indicates nor guarantees future investment results. The total return and value of a Subaccount will fluctuate so that a Contract, when surrendered, may be more or less than the amount of its purchase payments.


The WRL VKAM Emerging Growth and WRL Pilgrim Baxter Mid Cap Growth had extensive technology holdings, which had exceptional growth during the past 12 months. Investing in technology stocks generally involves greater volatility and risks so an investment in the funds may not be appropriate for everyone.


The inception date refers to the date when the separate account first invested in the underlying portfolios.


All calculations reflect the mortality and expense risk charge, administrative charge and a $ 35 annual Contract charge as charged to the Contract during the accumulation period. They do not reflect any applicable premium taxes. The "returns" assume a complete surrender as of the end of the period and deduction of the withdrawal charge. This Contract has a seven-year declining withdrawal charge which is initially a maximum of 8 % of the amount of the purchase payment surrendered or withdrawn.


This information must be preceded or accompanied by a currently effective prospectus for each of the WRL Freedom Wealth Creator(Reg. TM) Variable Annuity and the Investment Options. Read the prospectuses carefully before investing. This Contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.


                                        WRL Quarterly Subaccount Performance / 3

WRL Quarterly Subaccount Performance
WRL Freedom PremierSM Variable Annuity (Standard Death Benefit)
At June 30, 2000

                                            Inception
Subaccount                                     Date
WRL J.P. Morgan Money Market
 4.78 % Current Yield for the
 seven day period ended 6/30/00(1)          02/24/89
WRL AEGON Bond                              02/24/89
WRL Janus Growth                            02/24/89
WRL Janus Global                            12/03/92
WRL LKCM Strategic Total Return             03/01/93
WRL VKAM Emerging Growth                    03/01/93
WRL Alger Aggressive Growth                 03/01/94
WRL AEGON Balanced                          03/01/94
WRL Federated Growth & Income               03/01/94
WRL Dean Asset Allocation                   01/03/95
WRL C.A.S.E. Growth                         05/01/95
WRL NWQ Value Equity                        05/01/96
WRL GE International Equity                 01/02/97
WRL GE U.S. Equity                          01/02/97
WRL Third Avenue Value                      01/02/98
WRL J.P. Morgan Real Estate Securities      05/01/98
WRL Goldman Sachs Growth                    05/03/99
WRL Goldman Sachs Small Cap                 05/03/99
WRL T. Rowe Price Dividend Growth           05/03/99
WRL T. Rowe Price Small Cap                 05/03/99
WRL Salomon All Cap                         05/03/99
WRL Pilgrim Baxter Mid Cap Growth           05/03/99
WRL Dreyfus Mid Cap                         05/03/99
WRL Value Line Aggressive Growth(2)         05/01/00
WRL Great Companies-AmericaSM(2)            05/01/00
WRL Great Companies-TechnologySM(2)         05/01/00
Fidelity VIP III Growth Opportunities(2)    05/01/00
Fidelity VIP II Contrafund(Reg. TM)(2)      05/01/00
Fidelity VIP Equity-Income(2)               05/01/00



                                                                  Standard Average Annual Total Returns
                                                   One              Three             Five              Ten           Since
Subaccount                                        Year              Years             Years            Years        Inception
WRL J.P. Morgan Money Market
 4.78 % Current Yield for the
 seven day period ended 6/30/00(1)          ( 3.03)%            1.89 %            3.07 %           3.18 %             3.56 %
WRL AEGON Bond                              ( 5.26)%            2.23 %            3.06 %           5.99 %             6.46 %
WRL Janus Growth                             21.89 %           36.47 %           31.42 %          20.37 %            21.89 %
WRL Janus Global                             43.66 %           28.92 %           29.06 %            n/a              24.38 %
WRL LKCM Strategic Total Return             ( 5.80)%            5.48 %           11.35 %            n/a              10.95 %
WRL VKAM Emerging Growth                     79.16 %           48.90 %           38.11 %            n/a              30.26 %
WRL Alger Aggressive Growth                  24.24 %           33.05 %           25.17 %            n/a              24.35 %
WRL AEGON Balanced                          (12.13)%            2.64 %            7.25 %            n/a               6.07 %
WRL Federated Growth & Income               ( 9.48)%            3.04 %            8.63 %            n/a               7.54 %
WRL Dean Asset Allocation                   (14.06)%            0.19 %            6.38 %            n/a               7.73 %
WRL C.A.S.E. Growth                         ( 3.62)%           10.87 %           13.94 %            n/a              14.64 %
WRL NWQ Value Equity                        (15.57)%            1.11 %             n/a              n/a               7.61 %
WRL GE International Equity                  15.31 %            7.00 %             n/a              n/a              10.07 %
WRL GE U.S. Equity                          ( 3.98)%           14.02 %             n/a              n/a              16.64 %
WRL Third Avenue Value                       28.00 %             n/a               n/a              n/a               8.37 %
WRL J.P. Morgan Real Estate Securities      ( 2.98)%             n/a               n/a              n/a             ( 7.01)%
WRL Goldman Sachs Growth                      6.32 %             n/a               n/a              n/a               8.67 %
WRL Goldman Sachs Small Cap                   5.01 %             n/a               n/a              n/a              10.75 %
WRL T. Rowe Price Dividend Growth           (14.31)%             n/a               n/a              n/a             (12.17)%
WRL T. Rowe Price Small Cap                  23.52 %             n/a               n/a              n/a              32.69 %
WRL Salomon All Cap                          16.22 %             n/a               n/a              n/a              21.34 %
WRL Pilgrim Baxter Mid Cap Growth            87.13 %             n/a               n/a              n/a              87.85 %
WRL Dreyfus Mid Cap                           3.09 %             n/a               n/a              n/a               7.33 %
WRL Value Line Aggressive Growth(2)            n/a               n/a               n/a              n/a             ( 2.36)%
WRL Great Companies-AmericaSM(2)               n/a               n/a               n/a              n/a             ( 3.06)%
WRL Great Companies-TechnologySM(2)            n/a               n/a               n/a              n/a             ( 3.16)%
Fidelity VIP III Growth Opportunities(2)       n/a               n/a               n/a              n/a             ( 7.00)%
Fidelity VIP II Contrafund(Reg. TM)(2)         n/a               n/a               n/a              n/a             ( 7.33)%
Fidelity VIP Equity-Income(2)                  n/a               n/a               n/a              n/a             ( 7.85)%

(1) The current yield more closely reflects current earnings of WRL J.P. Morgan Money Market than the total return.

(2)  Not annualized.

The total return is based on the Subaccount's historical performance and neither indicates nor guarantees future investment results. The total return and value of a Subaccount will fluctuate so that a Contract, when surrendered, may be more or less than the amount of its purchase payments.


The WRL VKAM Emerging Growth and WRL Pilgrim Baxter Mid Cap Growth had extensive technology holdings, which had exceptional growth during the past 12 months. Investing in technology stocks generally involves greater volatility and risks so an investment in the funds may not be appropriate for everyone.


The inception date refers to the date when the separate account first invested in the underlying portfolios.


All calculations reflect the mortality and expense risk charge, administrative charge and a $ 30 annual Contract charge as charged to the Contract during the accumulation period. (If optional death benefit is elected, the mortality and expense risk charge is increased. The Subaccount performance quoted herein does not reflect such increase and if it did the performance quoted would be lower.) They do not reflect any applicable premium taxes. The "returns" assume a complete surrender as of the end of the period and deduction of the withdrawal charge. This Contract has a seven-year declining withdrawal charge which is initially a maximum of 7 % of the amount of the purchase payment surrendered or withdrawn.


This information must be preceded or accompanied by a currently effective prospectus for each of the WRL Freedom PremierSM Variable Annuity and the Investment Options. Read the prospectuses carefully before investing. This Contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.


4 / WRL Quarterly Subaccount Performance

WRL Quarterly Subaccount Performance
WRL Freedom AccessSM Variable Annuity (Standard Death Benefit)
At June 30, 2000



                                            Inception
Subaccount                                     Date
WRL J.P. Morgan Money Market
 4.54 % Current Yield for the
 seven day period ended 6/30/00(1)          02/24/89
WRL AEGON Bond                              02/24/89
WRL Janus Growth                            02/24/89
WRL Janus Global                            12/03/92
WRL LKCM Strategic Total Return             03/01/93
WRL VKAM Emerging Growth                    03/01/93
WRL Alger Aggressive Growth                 03/01/94
WRL AEGON Balanced                          03/01/94
WRL Federated Growth & Income               03/01/94
WRL Dean Asset Allocation                   01/03/95
WRL C.A.S.E. Growth                         05/01/95
WRL NWQ Value Equity                        05/01/96
WRL GE International Equity                 01/02/97
WRL GE U.S. Equity                          01/02/97
WRL Third Avenue Value                      01/02/98
WRL J.P. Morgan Real Estate Securities      05/01/98
WRL Goldman Sachs Growth                    05/03/99
WRL Goldman Sachs Small Cap                 05/03/99
WRL T. Rowe Price Dividend Growth           05/03/99
WRL T. Rowe Price Small Cap                 05/03/99
WRL Salomon All Cap                         05/03/99
WRL Pilgrim Baxter Mid Cap Growth           05/03/99
WRL Dreyfus Mid Cap                         05/03/99
WRL Value Line Aggressive Growth(2)         05/01/00
WRL Great Companies-AmericaSM(2)            05/01/00
WRL Great Companies-TechnologySM(2)         05/01/00
Fidelity VIP III Growth Opportunities(2)    05/01/00
Fidelity VIP II Contrafund(Reg. TM)(2)      05/01/00
Fidelity VIP Equity-Income(2)               05/01/00



                                                                  Standard Average Annual Total Returns
                                                  One              Three              Five         Ten            Since
Subaccount                                        Year             Years             Years        Years         Inception
WRL J.P. Morgan Money Market
 4.54 % Current Yield for the
 seven day period ended 6/30/00(1)           3.73 %            3.51 %            3.49 %            2.93 %         3.31 %
WRL AEGON Bond                               1.50 %            3.83 %            3.48 %            5.73 %         6.20 %
WRL Janus Growth                            28.59 %           37.17 %           31.33 %           20.01 %        21.53 %
WRL Janus Global                            50.31 %           29.77 %           29.00 %             n/a          24.03 %
WRL LKCM Strategic Total Return              0.97 %            6.97 %           11.56 %             n/a          10.64 %
WRL VKAM Emerging Growth                    85.72 %           49.40 %           37.96 %             n/a          29.90 %
WRL Alger Aggressive Growth                 30.93 %           33.81 %           25.15 %             n/a          24.10 %
WRL AEGON Balanced                          (5.35)%            4.23 %            7.55 %             n/a           6.00 %
WRL Federated Growth & Income               (2.71)%            4.61 %            8.90 %             n/a           7.45 %
WRL Dean Asset Allocation                   (7.28)%            1.87 %            6.70 %             n/a           7.82 %
WRL C.A.S.E. Growth                          3.14 %           12.18 %           14.12 %             n/a          14.67 %
WRL NWQ Value Equity                        (8.78)%            2.76 %             n/a               n/a           8.07 %
WRL GE International Equity                 22.02 %            8.43 %             n/a               n/a          10.88 %
WRL GE U.S. Equity                           2.77 %           15.23 %             n/a               n/a          17.29 %
WRL Third Avenue Value                      34.69 %             n/a               n/a               n/a          10.18 %
WRL J.P. Morgan Real Estate Securities       3.78 %             n/a               n/a               n/a          (4.29)%
WRL Goldman Sachs Growth                    13.05 %             n/a               n/a               n/a          14.32 %
WRL Goldman Sachs Small Cap                 11.75 %             n/a               n/a               n/a          16.38 %
WRL T. Rowe Price Dividend Growth           (7.53)%             n/a               n/a               n/a          (6.26)%
WRL T. Rowe Price Small Cap                 30.21 %             n/a               n/a               n/a          38.11 %
WRL Salomon All Cap                         22.93 %             n/a               n/a               n/a          26.86 %
WRL Pilgrim Baxter Mid Cap Growth           93.67 %             n/a               n/a               n/a          92.83 %
WRL Dreyfus Mid Cap                          9.84 %             n/a               n/a               n/a          13.00 %
WRL Value Line Aggressive Growth(2)           n/a               n/a               n/a               n/a           4.60 %
WRL Great Companies-AmericaSM(2)              n/a               n/a               n/a               n/a           3.90 %
WRL Great Companies-TechnologySM(2)           n/a               n/a               n/a               n/a           3.80 %
Fidelity VIP III Growth Opportunities(2)      n/a               n/a               n/a               n/a          (0.04)%
Fidelity VIP II Contrafund(Reg. TM)(2)        n/a               n/a               n/a               n/a          (0.37)%
Fidelity VIP Equity-Income(2)                 n/a               n/a               n/a               n/a          (0.89)%

(1) The current yield more closely reflects current earnings of WRL J.P. Morgan Money Market than the total return.
(2)  Not annualized.

The total return is based on the Subaccount's historical performance and neither indicates nor guarantees future investment results. The total return and value of a Subaccount will fluctuate so that a Contract, when surrendered, may be more or less than the amount of its purchase payments.


The WRL VKAM Emerging Growth and WRL Pilgrim Baxter Mid Cap Growth had extensive technology holdings, which had exceptional growth during the past 12 months. Investing in technology stocks generally involves greater volatility and risks so an investment in the funds may not be appropriate for everyone.


The inception date refers to the date when the separate account first invested in the underlying portfolios.

All calculations reflect the mortality and expense risk charge, administrative charge and a $ 30 annual Contract charge as charged to the Contract during the accumulation period. (If optional death benefit is elected, the mortality and expense risk charge is increased. The Subaccount quoted herein does not reflect such increase and if it did, the performance quoted would be lower.) They do not reflect any applicable premium taxes.


This information must be preceded or accompanied by a currently effective prospectus for each of the WRL Freedom AccessSM Variable Annuity and the Investment Options. Read the prospectuses carefully before investing. This Contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.


                                        WRL Quarterly Subaccount Performance / 5

WRL Quarterly Subaccount Performance
WRL Series Life Account
At June 30, 2000



Subaccount                                     Inception     Current
                                                  Date      Yield(2)
WRL J.P. Morgan Money Market                   10/02/86      5.30 %
WRL AEGON Bond                                 10/02/86
WRL Janus Growth                               10/02/86
WRL Janus Global                               03/01/94
WRL LKCM Strategic Total Return                03/01/93
WRL VKAM Emerging Growth                       03/01/93
WRL Alger Aggressive Growth                    03/01/94
WRL AEGON Balanced                             03/01/94
WRL Federated Growth & Income                  03/01/94
WRL Dean Asset Allocation                      01/03/95
WRL C.A.S.E. Growth                            05/01/96
WRL NWQ Value Equity                           05/01/96
WRL GE International Equity                    01/02/97
WRL GE U.S. Equity                             01/02/97
WRL Third Avenue Value                         01/02/98
WRL J.P. Morgan Real Estate Securities         05/01/98
WRL Goldman Sachs Growth(1)(3)                 07/01/99
WRL Goldman Sachs Small Cap(1)(3)              07/01/99
WRL T. Rowe Price Dividend Growth(1)(3)        07/01/99
WRL T. Rowe Price Small Cap(1)(3)              07/01/99
WRL Salomon All Cap(1)(3)                      07/01/99
WRL Pilgrim Baxter Mid Cap Growth(1)(3)        07/01/99
WRL Dreyfus Mid Cap(1)(3)                      07/01/99
WRL Value Line Aggressive Growth(1)(3)         05/01/00
WRL Great Companies-AmericaSM(1)(3)            05/01/00
WRL Great Companies-TechnologySM(1)(3)         05/01/00
Fidelity VIP III Growth Opportunities(1)(3)    05/01/00
Fidelity VIP II Contrafund(Reg. TM)(1)(3)      05/01/00
Fidelity VIP Equity-Income(1)(3)               05/01/00



                                                                   Standard Average Annual Total Returns
                                                One              Three           Five              Ten          Since
Subaccount                                      Year             Years           Years            Years       Inception
WRL J.P. Morgan Money Market                    4.54 %           4.32 %           4.30 %           3.76 %        4.33 %
WRL AEGON Bond                                  2.29 %           4.65 %           4.29 %           6.58 %        6.15 %
WRL Janus Growth                               29.59 %          38.24 %          32.37 %          20.97 %       21.31 %
WRL Janus Global                               51.48 %          30.79 %          30.01 %            n/a         24.19 %
WRL LKCM Strategic Total Return                 1.75 %           7.81 %          12.44 %            n/a         11.50 %
WRL VKAM Emerging Growth                       87.17 %          50.57 %          39.04 %            n/a         30.91 %
WRL Alger Aggressive Growth                    31.96 %          34.86 %          26.14 %            n/a         25.06 %
WRL AEGON Balanced                             (4.62)%           5.04 %           8.40 %            n/a          6.83 %
WRL Federated Growth & Income                  (1.95)%           5.43 %           9.76 %            n/a          8.29 %
WRL Dean Asset Allocation                      (6.56)%           2.67 %           7.54 %            n/a          8.67 %
WRL C.A.S.E. Growth                             3.94 %          13.06 %            n/a              n/a         12.55 %
WRL NWQ Value Equity                           (8.07)%           3.57 %            n/a              n/a          8.91 %
WRL GE International Equity                    22.97 %           9.28 %            n/a              n/a         11.75 %
WRL GE U.S. Equity                              3.58 %          16.13 %            n/a              n/a         18.21 %
WRL Third Avenue Value                         35.74 %            n/a              n/a              n/a         11.05 %
WRL J.P. Morgan Real Estate Securities          4.59 %            n/a              n/a              n/a         (3.53)%
WRL Goldman Sachs Growth(1)(3)                   n/a              n/a              n/a              n/a         13.93 %
WRL Goldman Sachs Small Cap(1)(3)                n/a              n/a              n/a              n/a         12.62 %
WRL T. Rowe Price Dividend Growth(1)(3)          n/a              n/a              n/a              n/a         (6.81)%
WRL T. Rowe Price Small Cap(1)(3)                n/a              n/a              n/a              n/a         31.23 %
WRL Salomon All Cap(1)(3)                        n/a              n/a              n/a              n/a         23.89 %
WRL Pilgrim Baxter Mid Cap Growth(1)(3)          n/a              n/a              n/a              n/a         95.18 %
WRL Dreyfus Mid Cap(1)(3)                        n/a              n/a              n/a              n/a         10.69 %
WRL Value Line Aggressive Growth(1)(3)           n/a              n/a              n/a              n/a          4.74 %
WRL Great Companies-America(SM)(1)(3)            n/a              n/a              n/a              n/a          4.04 %
WRL Great Companies-Technology(SM)(1)(3)         n/a              n/a              n/a              n/a          3.94 %
Fidelity VIP III Growth Opportunities(1)(3)      n/a              n/a              n/a              n/a          0.09 %
Fidelity VIP II Contrafund(Reg. TM)(1)(3)        n/a              n/a              n/a              n/a         (0.23)%
Fidelity VIP Equity-Income(1)(3)                 n/a              n/a              n/a              n/a         (0.76)%

(1) Not available in the WRL Freedom Wealth Protector.
(2) For the seven day period ended 6/30/00. The current yield more closely reflects current earnings of WRL J.P. Morgan Money Market than the total return.
(3) Not annualized.

The WRL Series Life Account is the underlying investment vehicle for the Subaccounts funding the variable universal life insurance products of Western Reserve Life Assurance Co. of Ohio: the WRL Freedom Equity Protector(Reg. TM), the WRL Freedom Wealth Protector(Reg. TM), the WRL Financial Freedom Builder(Reg. TM), and the WRL Freedom Elite(Reg. TM). The return for each Subaccount reflects deductions for the policy's mortality and expense risk charge and investment advisory fees. Please note that past performance is no guarantee of future performance. Total return and principal value of a Subaccount will fluctuate so that an Owner's units when redeemed, may be worth more or less than their original cost.


The WRL VKAM Emerging Growth and WRL Pilgrim Baxter Mid Cap Growth had extensive technology holdings, which had exceptional growth during the past 12 months. Investing in technology stocks generally involves greater volatility and risks so an investment in the funds may not be appropriate for everyone.


Please refer to the hypothetical illustrations in the prospectus which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration which reflects all the charges that apply to a policy.


This information must be preceded or accompanied by a currently effective prospectus for the WRL Freedom Wealth Protector(Reg. TM) and WRL Series Fund, Inc., or the WRL Freedom Equity Protector(Reg. TM), the WRL Financial Freedom Builder(Reg. TM), or the WRL Freedom Elite(Reg. TM), and the Investment Options. Read the prospectuses carefully before investing. This policy has limitations. For costs and complete details of the coverage, contract Western Reserve Life Assurance Co. of Ohio.


6 / WRL Quarterly Subaccount Performance

AUSA Quarterly Subaccount Performance
AUSA Series Life Account
At June 30, 2000



                                                           Standard Average Annual Total Returns
                                          Inception     Current        One      Three    Five    Ten       Since
Subaccount                                   Date       Yield*        Year      Years   Years   Years    Inception
WRL J.P. Morgan Money Market              06/28/99   4.53 %         4.57 %       n/a     n/a     n/a      4.60 %
WRL AEGON Bond                            06/28/99                  2.33 %       n/a     n/a     n/a      3.51 %
WRL Janus Growth                          06/28/99                 29.63 %       n/a     n/a     n/a     35.90 %
WRL Janus Global                          06/28/99                 51.53 %       n/a     n/a     n/a     53.98 %
WRL LKCM Strategic Total Return           06/28/99                  1.79 %       n/a     n/a     n/a      4.33 %
WRL VKAM Emerging Growth                  06/28/99                 87.23 %       n/a     n/a     n/a     97.28 %
WRL Alger Aggressive Growth               06/28/99                 32.00 %       n/a     n/a     n/a     41.28 %
WRL AEGON Balanced                        06/28/99                 (4.58)%       n/a     n/a     n/a    ( 1.55)%
WRL Federated Growth & Income             06/28/99                 (1.91)%       n/a     n/a     n/a    ( 0.93)%
WRL Dean Asset Allocation                 06/28/99                 (6.53)%       n/a     n/a     n/a    ( 4.85)%
WRL C.A.S.E. Growth                       06/28/99                  3.97 %       n/a     n/a     n/a      7.97 %
WRL NWQ Value Equity                      06/28/99                 (8.04)%       n/a     n/a     n/a    ( 5.29)%
WRL GE International Equity               06/28/99                 23.01 %       n/a     n/a     n/a     22.87 %
WRL GE U.S. Equity                        06/28/99                  3.61 %       n/a     n/a     n/a      7.47 %
WRL Third Avenue Value                    06/28/99                 35.78 %       n/a     n/a     n/a     38.64 %
WRL J.P. Morgan Real Estate Securities    06/28/99                  4.62 %       n/a     n/a     n/a      5.06 %
WRL Goldman Sachs Growth                  06/28/99                 13.97 %       n/a     n/a     n/a     20.30 %
WRL Goldman Sachs Small Cap               06/28/99                 12.66 %       n/a     n/a     n/a     16.88 %
WRL T. Rowe Price Dividend Growth         06/28/99                 (6.78)%       n/a     n/a     n/a    ( 4.17)%
WRL T. Rowe Price Small Cap               06/28/99                 31.27 %       n/a     n/a     n/a     37.05 %
WRL Salomon All Cap                       06/28/99                 23.93 %       n/a     n/a     n/a     26.75 %
WRL Pilgrim Baxter Mid Cap Growth         06/28/99                 95.24 %       n/a     n/a     n/a    109.35 %
WRL Dreyfus Mid Cap                       06/28/99                 10.73 %       n/a     n/a     n/a     14.08 %

* For the seven day period ended 6/30/00. The current yield more closely reflects current earnings of WRL J.P. Morgan Money Market than the total return.

The AUSA Series Life Account is the underlying investment vehicle for the Subaccounts funding the AUSA Financial Freedom BuilderSM. The return for each Subaccount reflects deductions for the policy's mortality and expense risk charge and investment advisory fees. Please note that past performance is no guarantee of future performance. Total return and principal value of a Subaccount will fluctuate so that an Owner's units when redeemed, may be worth more or less than their original cost.


The WRL VKAM Emerging Growth and WRL Pilgrim Baxter Mid Cap Growth had extensive technology holdings, which had exceptional growth during the past 12 months. Investing in technology stocks generally involves greater volatility and risks so an investment in the funds may not be appropriate for everyone.

Please refer to the hypothetical illustrations in the prospectus which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration which reflects all the charges that apply to a policy.


This information must be preceded or accompanied by a currently effective prospectuses for the AUSA Financial Freedom BuilderSM and WRL Series Fund, Inc. Read the prospectuses carefully before investing. This policy has limitations. For costs and complete details of the coverage, contact AUSA Life Insurance Company, Inc.


                                         AUSA Quarterly Subaccount Performance 7